UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York	10019-6114
(Address of principal executive offices)	(Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 215-564

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Item 1.	Reports to Stockholders.

UBS Relationship Funds

Semiannual Report

June 30, 2007

Table of contents

Portfolio Managers’ commentary and portfolio of investments

1

UBS Relationship Funds Semiannual Report August 15, 2007

Dear Shareholder,

We are pleased to provide you with the semiannual report for the UBS Relationship Funds. This report includes performance summaries for each Fund and commentaries from the individual portfolio managers regarding the events that affected their Fund’s results during the six-month period that ended June 30, 2007.

What follows is an overview of the general economic and market environment during the period.

International economies stayed on track, while the US saw a slowdown

US economic growth fluctuated during the reporting period. After expanding 2.5% in the fourth quarter of 2006, gross domestic product (GDP) trailed off significantly over the first three months of 2007. During this time, GDP grew a tepid 0.7%—its slowest rate since the fourth quarter of 2002. The weakening economy was attributed, in part, to the troubles in the housing market. The economy then picked up steam in the second quarter, as the advance estimate for GDP growth was 3.4%. The economy was boosted by improving manufacturing activity and strong exports.

Economic news was largely positive on the international front. A report issued by the Organization for Economic Cooperation and Development (OECD) estimated that, during 2007, growth in Europe and Japan was expected to eclipse the US for the first time since 2001. The OECD projected that the US economy would expand 2.1% in 2007, compared to 3.3% in 2006. In contrast, the estimates for growth during 2007 in the Eurozone and Japan were 2.7% and 2.4%, respectively.

World stock markets generated solid gains…

The US stock market generated respectable results during the reporting period. Over this time, the overall stock market, as measured by the S&P 500 Index, rose 6.96%. While stocks posted positive results in four of the six months covered by this report, declines in February and June tempered the market’s gains. The decline in February was triggered by an 8.8% fall in China’s market on February 28th, its worst one day performance in 10 years. In June, sharply rising oil prices and expectations that the Federal Reserve Board (the “Fed”) would not lower interest rates in 2007 caused the market to weaken. The international equity markets outperformed their US counterparts during the six month period, as the MSCI EAFE Index gained a strong 11.09%. (The MSCI EAFE Index represents the developed markets outside of North America: Europe, Australasia and the Far East. The MSCI EM Index is a free float-adjusted market capitalization index consisting of 26 emerging markets country indices.) Emerging market equities performed even better, with the MSCI EM Index rising 17.45%. International equities were supported by strong corporate profits and an extremely active merger and acquisition (M&A) environment.

…While bond markets treaded water

The global bond markets largely treaded water over the six month reporting period. In the US, the Fed kept short-term interest rates on hold at 5.25% but indicated that inflation remained a concern. Late in the period, both short- and long-term yields rose sharply higher (and prices fell), with 10-year yields reaching a five year high. This occurred on the back of inflationary concerns, a strong labor market and disappointment that the Fed appeared to be “on hold” for the foreseeable future. During the six-month period, the overall US bond market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 0.98%. Given solid economic growth and monetary tightening by many central banks, the international bond markets lagged their US counterparts. During the fiscal year, the JPMorgan Global Government Bond Index returned 0.21%. As opposed to recent years, investors were not rewarded for assuming greater risks in the fixed income market. After a solid start to the period, lower-quality fixed income securities, such as high yield bonds and emerging market debt, faltered. All told, the Lehman Brothers High Yield and JPMorgan EMBI Global Diversified Indexes returned 2.87% and 0.86%, respectively.

2

UBS Global Securities Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS Global Securities Relationship Fund (the “Fund”) returned 5.01%, while the Fund’s benchmark, the Global Securities Relationship Fund Index (the “Index”), returned 6.06%. For comparison purposes, the MSCI World Free Index (net US) returned 9.34%, and the Citigroup World Government Bond Index returned –0.41%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

While asset allocation and security selection contributed positively to the Fund’s returns, our currency positioning caused the Fund to lag the Index.

Portfolio performance summary

What worked

•

Asset allocation across the world’s markets was a positive for the period. The overall overweight to equities, as well as the overweight to cash versus fixed income markets, contributed positively to returns.

•

The Fund began the period with 46% of its portfolio in US equities and 18% in international (non-US) equities. However, our research began to show that international equities were becoming overvalued, while US equities were fairly valued, or slightly undervalued. We therefore increased the Fund’s US equity exposure to 49%, and reduced its international stock exposure to 15%. (The benchmark weights are 40% US equities and 22% international equities.) This change represented no net change in equity exposure–just in the focus of that exposure. At period end, our net equity exposure remains above benchmark levels.

•

During June, we eliminated our cash overweight and increased our exposure to global fixed income markets, with the exception of Japan. We had been holding cash for some time in lieu of the full benchmark exposure to fixed income, as we perceived bonds to be inferior to cash from a risk/return perspective. This positioning helped the Fund for most of the period. However, when a selloff in bonds increased the attractiveness of fixed income relative to cash, we decided a change was warranted. The Fund’s US bond position is now 1% less than that of the benchmark.

•	Equity security selection was a positive contributor to Fund performance, as well.

•	In the US, strong stock selection—led by overweights to Amazon.com and Exelon—helped the US equity component to outperform.

•	The emerging markets equities component outperformed due to strong stock selection, though this was partially offset by industry and country allocation.

•	Several bond sectors outperformed during the period.

•

The global ex-US bond component outperformed its benchmark due to its defensive duration and yield curve positioning. The portfolio maintained a less-than-benchmark duration, which contributed to relative performance as global yields continued to rise.

•

The US high yield component outperformed its benchmark due to a defensive risk posture. Given our cautious view of the market, the portfolio maintained lower exposure to CCC-rated issues; this defensive positioning contributed to relative performance as spreads widened during the quarter.

3

UBS Global Securities Relationship Fund

What didn’t work

•	Our currency strategy was the largest negative contributor to Fund returns during the period.

•

In general, an overweight to lower-yielding currencies, like the Japanese yen and the Swiss franc, hurt performance. We have been in a period whereby investors are being rewarded for participating in the “carry trade”—a currency strategy that looks to profit by selling low-yielding currencies, and buying high-yielding ones. However, our research indicates investors’ yield-seeking behavior has caused a significant valuation distortion in favor of high-yielding currencies and, conversely, against low-yielding currencies. We expect the carry trade to unwind at some point in the future, and we believe we have positioned the Fund to benefit when it does.

•

Our underweights to the Canadian dollar, the euro, and the British pound also detracted from performance. As noted above, we continue to prefer lower-yielding currencies, as well as Asian currencies. During the period, we sold 1% of our allocation to the euro, using it to add to our position in the Japanese yen, in response to what we viewed to be an increasing valuation gap between these currencies.

•	Our emphasis on US equities over international equities detracted from performance.

•

Our international equity component underperformed its benchmark due mainly to stock selection in the auto and materials industries, as well as underweights to energy and materials. Within international equities, our underweights to Australia and Germany detracted from performance.

Portfolio Highlights

Fund positions as of June 30, 2007

	Index	Fund	Over/Under % relative to the Index
US Equity	40.0%	49.0%	9.0%
International Equity	22.0%	15.0%	-7.0%
Emerging Market Equity	3.0%	4.0%	1.0%
US Bonds	21.0%	23.0%	2.0%
International Bonds	9.0%	8.0%	-1.0%
High Yield Bonds	3.0%	1.0%	-2.0%
Emerging Market Bonds	2.0%	0.0%	-2.0%
Cash	0.0%	0.0%	0.0%

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

4

UBS Global Securities Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07
UBS Global Securities Relationship Fund	5.01%	16.10%	13.14%	9.18%
MSCI World Free Index (net US)(1)	9.34	23.94	14.34	7.30
Citigroup World Government Bond Index (WGBI)(2)	-0.41	2.86	6.30	5.33
Global Securities Relationship Fund Index(3)	6.06	17.11	11.95	7.56

(1)

The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

(2)

The Citigroup World Government Bond Index (WGBI) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 22 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(3)

An unmanaged index compiled by the Advisor, constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup BIG Bond Index; 9% Citigroup Non-US World Government Bond Index (Unhedged); 2% JP Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

5

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Citigroup, Inc.	1.7%
Morgan Stanley	1.6
Microsoft Corp.	1.4
Wells Fargo & Co.	1.2
Exelon Corp.	1.2
General Electric Co.	1.2
Allergan, Inc.	1.1
Intel Corp.	1.0
Wyeth	1.0
Sprint Nextel Corp.	1.0
Total	12.4%

Country exposure, top five (unaudited)(1)

As of June 30, 2007

Percentage of net assets
United States	59.3%
Germany	4.0
United Kingdom	4.0
Japan	3.5
France	2.4
Total	73.2%

(1)	Figures represent the direct investments of the UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment companies was included.

Top ten fixed income holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
US Treasury Notes,
4.625%, due 11/15/16	1.3%
US Treasury Notes,
4.500%, due 03/31/12	1.1
US Treasury Bonds,
6.250%, due 05/15/30	0.8
US Treasury Bonds,
6.250%, due 08/15/23	0.8
US Treasury Bonds,
4.750%, due 02/15/37	0.7
Federal Home Loan Bank,
5.500%, due 08/13/14	0.6
Deutsche Bundesrepublik,
4.500%, due 07/04/09	0.5
Deutsche Bundesrepublik,
6.500%, due 07/04/27	0.4
Government of France,
5.500%, due 04/25/29	0.3
UK Gilts,
8.000%, due 06/07/21	0.3
Total	6.8%

6

UBS Global Securities Relationship Fund

Industry diversification (unaudited)(1)

As a percentage of net assets

As of June 30, 2007

Equities
US equities
Aerospace & defense	0.64%
Air freight & logistics	0.72
Auto components	1.35
Automobiles	0.28
Beverages	0.67
Biotechnology	1.26
Building products	0.71
Capital markets	2.76
Chemicals	0.22
Commercial banks	2.52
Commercial services & supplies	0.11
Communications equipment	0.48
Computers & peripherals	0.60
Diversified consumer services	0.03
Diversified financial services	2.45
Diversified telecommunication services	0.64
Electric utilities	1.78
Electrical equipment	0.13
Energy equipment & services	1.24
Food & staples retailing	1.04
Health care equipment & supplies	0.82
Health care providers & services	1.37
Hotels, restaurants & leisure	1.09
Household durables	0.36
Household products	0.08
Industrial conglomerates	1.20
Insurance	1.13
Internet & catalog retail	0.41
Internet software & services	0.93
IT services	0.06
Machinery	1.20
Media	2.03
Multi-utilities	0.74
Multiline retail	0.32
Oil, gas & consumable fuels	1.30
Pharmaceuticals	3.83
Road & rail	0.91
Semiconductors & semiconductor equipment	2.63
Software	3.14
Specialty retail	1.00
Textiles, apparel & luxury goods	0.29
Thrifts & mortgage finance	0.40
Wireless telecommunication services	0.99

Total US equities	45.86
International equities
Air freight & logistics	0.09
Airlines	0.23
Auto components	0.26
Automobiles	0.52
Beverages	0.28
Capital markets	0.36
Chemicals	0.25
Commercial banks	2.87
Commercial services & supplies	0.11
Communications equipment	0.23
Construction & engineering	0.04

Construction materials	0.20%
Consumer finance	0.08
Diversified financial services	0.13
Diversified telecommunication services	0.54
Electric utilities	0.20
Electronic equipment & instruments	0.06
Energy equipment & services	0.47
Food & staples retailing	0.28
Food products	0.21
Gas utilities	0.05
Health care equipment & supplies	0.18
Hotels, restaurants & leisure	0.09
Household durables	0.09
Household products	0.11
Industrial conglomerates	0.31
Insurance	1.31
Internet & catalog retail	0.03
Machinery	0.39
Media	0.25
Metals & mining	0.20
Office electronics	0.15
Oil, gas & consumable fuels	1.08
Paper & forest products	0.15
Pharmaceuticals	1.02
Real estate management & development	0.13
Road & rail	0.26
Semiconductors & semiconductor equipment	0.29
Software	0.11
Specialty retail	0.35
Textiles, apparel & luxury goods	0.04
Tobacco	0.11
Trading companies & distributors	0.27
Wireless telecommunication services	0.63

Total international equities	15.01

Total equities	60.87

Bonds
US bonds
US corporate bonds
Automobiles	0.06
Beverages	0.01
Capital markets	0.12
Chemicals	0.01
Commercial banks	0.11
Commercial services & supplies	0.01
Consumer finance	0.33
Diversified financial services	0.35
Diversified telecommunication services	0.06
Electric utilities	0.01
Insurance	0.01
IT services	0.01
Media	0.03
Multi-utilities	0.03
Oil, gas & consumable fuels	0.02
Pharmaceuticals	0.01
Road & rail	0.02
Trading companies & distributors	0.01
Wireless telecommunication services	0.01

Total US corporate bonds	1.22

7

UBS Global Securities Relationship Fund

Industry diversification (unaudited)(1) — (concluded)

As a percentage of net assets

As of June 30, 2007

Asset-backed securities	0.76%
Collateralized debt obligation	0.16
Commercial mortgage-backed securities	1.12
Mortgage & agency debt securities	4.89
Stripped mortgage-backed security	0.00 (2)
US government obligations	5.24

Total US bonds	13.39
International bonds
International corporate bonds
Automobiles	0.02
Commercial banks	0.28

Total international corporate bonds	0.30
International mortgage & agency debt security	0.02
Foreign government bonds	7.36
Sovereign/supranational bonds	0.13

Total international bonds	7.81

Total bonds	21.20

Investment companies
iShares MSCI EAFE Index Fund	0.18
iShares Russell 2000 Value Index Fund	0.40
UBS Corporate Bond Relationship Fund	2.09
UBS Emerging Markets Equity Relationship Fund	4.46
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.16
UBS High Yield Relationship Fund	0.90
UBS Small-Cap Equity Relationship Fund	3.05
UBS U.S. Securitized Mortgage Relationship Fund	6.11

Total investment companies	17.35
Short-term investments	0.26
Investment of cash collateral from securities loaned	2.34

Total investments	102.02
Liabilities, in excess of cash and other assets	(2.02)

Net assets	100.00%

(1)

Figures represent the industry breakdown of direct investments of the UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

(2)	Amount represents less than 0.005%.

8

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — 60.87%
US equities — 45.86%
Abbott Laboratories	26,000	$1,392,300
Abercrombie & Fitch Co.	43,600	3,181,928
Adobe Systems, Inc.*	84,800	3,404,720
Aflac, Inc.	142,400	7,319,360
Allergan, Inc.	576,800	33,246,752
Allstate Corp.	184,100	11,323,991
Amazon.com, Inc.*	183,200	12,532,712
American Electric Power Co., Inc.	234,850	10,577,644
American International Group, Inc.	43,200	3,025,296
Amgen, Inc.*	73,900	4,085,931
Analog Devices, Inc.	569,100	21,420,924
Anheuser-Busch Cos., Inc.	164,700	8,590,752
Apache Corp.	22,800	1,860,252
Apple, Inc.*	47,400	5,784,696
AT&T, Inc.	467,300	19,392,950
Automatic Data Processing, Inc.	36,900	1,788,543
Baker Hughes, Inc.	40,300	3,390,439
Baxter International, Inc.	96,300	5,425,542
BEA Systems, Inc.*	574,700	7,867,643
Becton, Dickinson & Co.	30,700	2,287,150
Best Buy Co., Inc.	43,100	2,011,477
Blackstone Group LP*	122,149	3,575,301
Boeing Co.	18,200	1,750,112
BorgWarner, Inc.	173,800	14,953,752
Bristol-Myers Squibb Co.	444,700	14,034,732
Broadcom Corp., Class A*	71,800	2,100,150
Burlington Northern Santa Fe Corp.	323,600	27,551,304
C.R. Bard, Inc.	52,500	4,338,075
Carnival Corp.	384,200	18,737,434
Cephalon, Inc.*	65,900	5,297,701
Chevron Corp.	95,100	8,011,224
Chico’s FAS, Inc.*	295,800	7,199,772
Cisco Systems, Inc.*	253,000	7,046,050
Citigroup, Inc.	1,004,075	51,499,007
Citrix Systems, Inc.*	271,300	9,134,671
City National Corp.	74,400	5,661,096
Coach, Inc.*	184,300	8,733,977
Constellation Brands, Inc., Class A*	398,900	9,685,292
Costco Wholesale Corp.	291,300	17,046,876
Dell, Inc.*	432,600	12,350,730
Dominion Resources, Inc.	40,100	3,461,031
eBay, Inc.*	148,200	4,769,076
ENSCO International, Inc.	207,800	12,677,878
EOG Resources, Inc.	141,400	10,330,684
Exelon Corp.	513,200	37,258,320
Express Scripts, Inc.*	51,400	2,570,514
Exxon Mobil Corp.	126,500	10,610,820
FedEx Corp.	196,700	21,827,799
Fifth Third Bancorp	468,900	18,648,153
Fortune Brands, Inc.	132,200	10,889,314
Freddie Mac	197,700	12,000,390
Genentech, Inc.*	46,300	3,503,058
General Dynamics Corp.	48,500	3,793,670
General Electric Co.	949,800	36,358,344
Genzyme Corp.*	326,900	21,052,360
Goldman Sachs Group, Inc.	16,300	3,533,025
Google, Inc., Class A*	21,700	11,357,346
Halliburton Co.	393,700	13,582,650

	Shares	Value

US equities — (continued)
Harley-Davidson, Inc.	142,800	$8,512,308
Hartford Financial Services Group, Inc.	127,000	12,510,770
Hologic, Inc.*(1)	20,600	1,139,386
Home Depot, Inc.	428,500	16,861,475
Illinois Tool Works, Inc.	439,900	23,838,181
Intel Corp.	1,317,100	31,294,296
International Game Technology	104,400	4,144,680
Intuit, Inc.*	289,100	8,696,128
ITT Educational Services, Inc.*	6,900	809,922
J. Crew Group, Inc.*	19,000	1,027,710
Johnson & Johnson	267,224	16,466,343
Johnson Controls, Inc.	223,500	25,874,595
JPMorgan Chase & Co.	449,500	21,778,275
Laboratory Corp. of America Holdings*	38,600	3,020,836
Las Vegas Sands Corp.*	47,200	3,605,608
Linear Technology Corp.	258,700	9,359,766
Masco Corp.	760,700	21,657,129
McAfee, Inc.*	36,800	1,295,360
McGraw-Hill Cos., Inc.	186,700	12,710,536
Medco Health Solutions, Inc.*	207,300	16,167,327
Medtronic, Inc.	226,100	11,725,546
Mellon Financial Corp.	588,900	25,911,600
Merck & Co., Inc.	415,800	20,706,840
Merrill Lynch & Co., Inc.	43,700	3,652,446
Microchip Technology, Inc.	36,900	1,366,776
Microsoft Corp.	1,472,500	43,394,575
Millennium Pharmaceuticals, Inc.*	419,200	4,430,944
Monster Worldwide, Inc.*	83,800	3,444,180
Moody’s Corp.	16,500	1,026,300
Morgan Stanley	560,550	47,018,934
News Corp., Class A	602,800	12,785,388
NiSource, Inc.	280,200	5,802,942
Northeast Utilities	38,300	1,086,188
Northrop Grumman Corp.	75,100	5,848,037
Omnicom Group, Inc.	266,000	14,076,720
PACCAR, Inc.	147,200	12,812,288
Peabody Energy Corp.	19,300	933,734
Pepco Holdings, Inc.	183,600	5,177,520
PepsiCo, Inc.	29,900	1,939,015
PNC Financial Services Group, Inc.	204,500	14,638,110
Praxair, Inc.	92,000	6,623,080
Precision Castparts Corp.	9,700	1,177,192
Procter & Gamble Co.	37,400	2,288,506
QUALCOMM, Inc.	135,900	5,896,701
Quest Diagnostics, Inc.	88,400	4,565,860
R.H. Donnelley Corp.*	154,327	11,694,900
Range Resources Corp.	46,400	1,735,824
Red Hat, Inc.*	216,000	4,812,480
Research In Motion Ltd.*	7,800	1,559,922
Rockwell Automation, Inc.	56,100	3,895,584
Schlumberger Ltd.	56,500	4,799,110
Sempra Energy	222,900	13,202,367
Southwestern Energy Co.*	44,800	1,993,600
Sprint Nextel Corp.	1,444,326	29,911,992
Starbucks Corp.*	86,700	2,275,008
Symantec Corp.*	823,076	16,626,135
SYSCO Corp.	436,800	14,410,032
Target Corp.	150,500	9,571,800
Texas Instruments, Inc.	55,100	2,073,413

9

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — (continued)
US equities — (concluded)
United Technologies Corp.	95,200	$6,752,536
UnitedHealth Group, Inc.	300,000	15,342,000
Viacom, Inc., Class B*	244,200	10,166,046
Weatherford International Ltd.*	57,400	3,170,776
Wells Fargo & Co.	1,067,000	37,526,390
Wyeth	531,100	30,453,274
Wynn Resorts Ltd.	48,700	4,367,903
Xilinx, Inc.	451,400	12,083,978
XTO Energy, Inc.	69,800	4,194,980
Yahoo!, Inc.*	450,800	12,230,204

Total US equities (cost $1,225,355,553)		1,390,792,997

International equities — 15.01%
Australia — 0.57%
National Australia Bank Ltd.	114,168	3,970,393
Qantas Airways Ltd.	1,466,842	6,964,096
QBE Insurance Group Ltd.	243,850	6,450,164

		17,384,653

Austria — 0.07%
Telekom Austria AG(1)	83,491	2,090,516

Belgium — 0.18%
KBC Groep NV(1)	39,199	5,306,450

Canada — 0.65%
Alcan, Inc.	44,730	3,648,943
Canadian Pacific Railway Ltd.(1)	74,400	5,138,332
Cott Corp.*(1)	63,200	917,223
Magna International, Inc., Class A(1)	19,600	1,793,945
Manulife Financial Corp.(1)	65,000	2,430,979
Toronto-Dominion Bank(1)	85,900	5,875,310

		19,804,732

Cayman Islands — 0.48%
GlobalSantaFe Corp.	202,300	14,616,175

Denmark — 0.09%
Novo-Nordisk A/S, Class B	25,250	2,755,347

Finland — 0.25%
Nokia Oyj	110,563	3,114,039
Stora Enso Oyj, Class R	240,363	4,547,964

		7,662,003

France — 1.09%
AXA SA(1)	180,246	7,808,966
Compagnie Generale des Etablissements Michelin, Class B	18,139	2,549,541
France Telecom SA	301,059	8,312,353
Sanofi-Aventis(1)	18,214	1,481,570
Total SA	156,760	12,785,173

		32,937,603

Germany — 1.43%
Allianz SE	44,433	10,439,328
DaimlerChrysler AG	37,097	3,443,831
Deutsche Postbank AG	24,084	2,121,054
E.ON AG	20,630	3,470,385

	Shares	Value

Germany — (concluded)
Henkel KGaA Preference shares	61,104	$3,232,790
IKB Deutsche Industriebank AG	36,632	1,341,128
MAN AG	19,064	2,754,640
Metro AG	33,251	2,766,819
Muenchener Rueckversicherungs-Gesellschaft AG	6,961	1,283,096
SAP AG	62,942	3,243,139
Siemens AG	64,614	9,319,740

		43,415,950

Greece — 0.12%
Alpha Bank AE	65,553	2,067,239
National Bank of Greece SA	28,719	1,648,077

		3,715,316

Hong Kong — 0.20%
Esprit Holdings Ltd.	233,000	2,956,005
Sun Hung Kai Properties Ltd.	171,000	2,057,896
Yue Yuen Industrial Holdings Ltd.	362,500	1,124,236

		6,138,137

Ireland — 0.35%
Bank of Ireland	235,056	4,752,960
CRH PLC	62,600	3,103,512
Depfa Bank PLC	130,407	2,312,142
Irish Life & Permanent PLC	17,171	434,357

		10,602,971

Italy — 0.49%
Fiat SpA(1)	85,872	2,565,052
Intesa Sanpaolo SpA(1)	1,138,467	8,520,946
UniCredito Italiano SpA	403,035	3,616,583

		14,702,581

Japan — 2.53%
Aeon Co., Ltd.	92,800	1,725,986
Aiful Corp.	41,550	1,194,615
Asahi Breweries Ltd.	167,300	2,596,632
Bank of Yokohama Ltd.	271,000	1,901,677
Bridgestone Corp.(1)	108,400	2,324,272
Canon, Inc.(1)	78,900	4,633,072
East Japan Railway Co.	352	2,715,939
Fast Retailing Co., Ltd.	15,300	1,089,795
Funai Electric Co., Ltd.	14,100	823,383
Honda Motor Co., Ltd.	124,400	4,546,599
Hoya Corp.	57,000	1,893,442
Japan Tobacco, Inc.	607	2,997,409
KDDI Corp.	217	1,609,104
Kubota Corp.	222,000	1,803,046
Mitsubishi Corp.	161,200	4,228,841
Mitsui Fudosan Co., Ltd.	70,000	1,967,107
Mitsui Sumitomo Insurance Co., Ltd.	255,000	3,276,426
Nitto Denko Corp.	60,100	3,036,118
NOK Corp.	60,000	1,267,005
Nomura Holdings, Inc.	98,900	1,927,797
NTN Corp.	167,000	1,441,795
NTT DoCoMo, Inc.	1,480	2,343,959
Rohm Co., Ltd.	32,400	2,881,462
Shin-Etsu Chemical Co., Ltd.	42,300	3,026,704

10

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — (concluded)
International equities — (concluded)
Japan — (concluded)
SMC Corp.	11,500	$1,531,777
Sompo Japan Insurance, Inc.	135,000	1,654,538
Sumitomo Mitsui Financial Group, Inc.	497	4,642,030
Sumitomo Trust & Banking Co., Ltd.	189,000	1,803,655
Takefuji Corp.	34,140	1,147,936
Tokyo Gas Co., Ltd.	330,000	1,565,239
Toyota Motor Corp.	81,200	5,144,041
Yamada Denki Co., Ltd.	19,410	2,030,463

		76,771,864

Netherlands — 1.09%
ABN AMRO Holding NV	251,354	11,583,642
ASML Holding NV*	128,239	3,558,084
ING Groep NV CVA	87,842	3,898,395
Koninklijke Philips Electronics NV	46,779	1,998,160
Reed Elsevier NV	151,692	2,903,049
Royal KPN NV	224,967	3,751,213
STMicroelectronics NV	124,811	2,424,080
TNT NV	63,775	2,885,553

		33,002,176

Norway — 0.23%
Statoil ASA(1)	154,700	4,813,921
Telenor ASA*	111,800	2,194,499

		7,008,420

Spain — 0.32%
Banco Santander Central Hispano SA	521,442	9,661,658

Sweden — 0.28%
Sandvik AB	217,500	4,420,473
Telefonaktiebolaget LM Ericsson, Class B	1,000,000	4,015,090

		8,435,563

Switzerland — 1.47%
Alcon, Inc.	24,400	3,291,804
Clariant AG*	87,528	1,425,957
Credit Suisse Group	124,902	8,931,797
Holcim Ltd.	28,274	3,073,915
Nestle SA	11,563	4,411,263
Novartis AG	175,708	9,925,380
Roche Holding AG	64,565	11,491,143
Straumann Holding AG(1)	7,393	2,082,024

		44,633,283

United Kingdom — 3.12%
AstraZeneca PLC	55,884	3,010,880
Balfour Beatty PLC	135,037	1,201,273
Barclays PLC	586,768	8,200,890
BP PLC	1,243,285	15,054,743
British Sky Broadcasting Group PLC	210,180	2,701,200
Cadbury Schweppes PLC	143,578	1,960,569
Carnival PLC	59,992	2,873,208
Diageo PLC	240,686	5,012,045
Experian Group Ltd.	187,895	2,375,179
GlaxoSmithKline PLC	83,256	2,181,782
Home Retail Group PLC	89,360	823,647

	Shares		Value

United Kingdom — (concluded)
Kesa Electricals PLC		281,610	$1,779,915
Kingfisher PLC		610,900	2,778,585
Prudential PLC		422,185	6,053,218
Rentokil Initial PLC		305,469	984,527
Rio Tinto PLC		32,038	2,462,120
Royal Bank of Scotland Group PLC		597,101	7,589,914
Scottish & Southern Energy PLC		89,229	2,596,329
Tesco PLC		468,507	3,937,285
Vodafone Group PLC		4,505,366	15,181,244
Wolseley PLC		163,404	3,944,142
WPP Group PLC		133,581	2,007,806

			94,710,501

Total international equities (cost $360,075,679)			455,355,899

Total equities (cost $1,585,431,232)			1,846,148,896

	Face amount
Bonds — 21.20%
US bonds — 13.39%
US corporate bonds — 1.22%
AT&T Corp., 8.000%, due 11/15/31		$575,000	683,433
AvalonBay Communities, Inc., 7.500%, due 08/01/09		105,000	109,417
Avon Products, Inc., 7.150%, due 11/15/09		100,000	103,692
Bank of America Corp., 5.420%, due 03/15/17		1,500,000	1,437,996
BellSouth Corp., 6.550%, due 06/15/34		300,000	299,495
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29		490,000	521,194
Capital One Financial Corp., 5.500%, due 06/01/15		310,000	299,232
Citigroup, Inc., 5.000%, due 09/15/14		575,000	546,976
5.500%, due 11/18/15	GBP	1,000,000	1,914,338
5.625%, due 08/27/12		$1,875,000	1,875,399
Comcast Cable Communications LLC, 6.750%, due 01/30/11		975,000	1,009,180
Computer Sciences Corp., 3.500%, due 04/15/08		350,000	344,565
ConAgra Foods, Inc., 6.750%, due 09/15/11		2,000	2,077
Coors Brewing Co., 6.375%, due 05/15/12		225,000	230,392
DaimlerChrysler N.A. Holding Corp., 4.050%, due 06/04/08		1,825,000	1,799,397
Devon Financing Corp. ULC, 6.875%, due 09/30/11		575,000	600,263
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35		325,000	304,742
Erac USA Finance Co., 8.000%, due 01/15/11(2)		425,000	453,566

11

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
US corporate bonds — (concluded)
Exelon Generation Co. LLC, 5.350%, due 01/15/14	$495,000	$474,344
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	6,500,000	6,362,538
General Electric Capital Corp., 6.000%, due 06/15/12	2,625,000	2,671,817
6.750%, due 03/15/32	650,000	705,229
GMAC LLC, 6.875%, due 09/15/11	1,095,000	1,077,101
Goldman Sachs Group, Inc., 6.875%, due 01/15/11	1,700,000	1,768,267
HSBC Bank USA N.A., 5.625%, due 08/15/35	695,000	638,626
HSBC Finance Corp., 6.750%, due 05/15/11	975,000	1,012,076
ICI Wilmington, Inc., 4.375%, due 12/01/08	260,000	255,620
International Lease Finance Corp., 3.500%, due 04/01/09	900,000	871,794
John Deere Capital Corp., 7.000%, due 03/15/12	300,000	317,187
JPMorgan Chase & Co., 6.750%, due 02/01/11	1,100,000	1,142,854
MBNA Corp., 7.500%, due 03/15/12	320,000	344,681
Metlife, Inc., 5.000%, due 11/24/13	270,000	259,585
Morgan Stanley, 6.750%, due 04/15/11	1,725,000	1,788,525
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	210,000	261,790
PPL Energy Supply LLC, Series A, 6.400%, due 11/01/11	235,000	238,686
Sprint Capital Corp., 8.750%, due 03/15/32	700,000	786,191
U.S. Bank N.A., 6.375%, due 08/01/11	420,000	432,664
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	200,000	210,357
Wachovia Bank N.A., 7.800%, due 08/18/10	750,000	796,111
Waste Management, Inc., 7.375%, due 08/01/10	325,000	340,505
Wells Fargo Bank N.A., 6.450%, due 02/01/11	1,400,000	1,443,532
Wyeth, 5.500%, due 03/15/13	400,000	395,818

Total US corporate bonds (cost $37,853,848)		37,131,252

Asset-backed securities — 0.76%
Compucredit Acquired Portfolio Voltage Master Trust, Series 06-1A, Class A1, 5.490%, due 09/15/18(2),(3)	4,128,937	4,126,277

	Face amount	Value

Asset-backed securities — (concluded)
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 5.660%, due 06/25/33(2),(3)	$113,437	$113,755
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.540%, due 01/25/37(2),(3)	1,648,734	1,628,796
Green Tree Financial Corp., Series 99-1, Class A5, 6.110%, due 09/01/23	549,274	551,413
GSAMP Trust, Series 06-S5, Class A2, 5.658%, due 09/25/36(4),(5)	2,000,000	1,600,000
Home Equity Mortgage Trust, Series 06-4, Class A2, 5.730%, due 11/25/36(5)	2,000,000	1,991,473
Hyundai Auto Receivables Trust, Series 05-A, Class B, 4.200%, due 02/15/12	2,000,000	1,972,186
Irwin Home Equity, Series 06-1, Class 2A3, 5.770%, due 09/25/35(2),(5)	3,000,000	2,919,535
Massachusetts RRB Special Purpose Trust, Series 99-1, Class A5, 7.030%, due 03/15/12	275,000	282,560
Rutland Rated Investments, Series DRYD-1A, Class A6F, 6.957%, due 06/20/13(2)	1,070,000	1,075,684
SACO I Trust, Series 06-5, Class 2A1, 5.470%, due 05/25/36(3)	1,830,969	1,830,627
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(2)	120,120	109,399
Series 05-S7, Class M5, 5.970%, due 12/25/35(2),(3),(4)	2,500,000	2,460,771
WFS Financial Owner Trust, Series 05-2, Class D, 4.840%, due 11/19/12	2,250,000	2,230,978

Total asset-backed securities (cost $23,377,304)		22,893,454

Collateralized debt obligation — 0.16%
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46(2),(4) (cost $4,928,638)	5,000,000	4,863,375

Commercial mortgage-backed securities — 1.12%
Asset Securitization Corp., Series 95-MD4, Class A3, 7.384%, due 08/13/29(3)	2,000,000	2,004,636
Series 95-MD4, Class A5, 7.384%, due 08/13/29(3)	5,000,000	5,047,250
Bear Stearns Commercial Mortgage Securities, Series 00-WF1, Class A2, 7.780%, due 02/15/32	695,000	726,251

12

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value

Bonds — (continued)
US bonds — (continued)
Commercial mortgage-backed securities — (concluded)
DLJ Commercial Mortgage Corp., Series 00-CKP1, Class A1B, 7.180%, due 11/10/33	$184,733	$192,264
First Union Commercial Mortgage Securities, Inc., Series 97-C2, Class A3, 6.650%, due 11/18/29	179,016	178,870
Greenwich Capital Commercial Funding Corp., Series 06-RR1, Class A1, 5.964%, due 03/18/49(2),(3)	8,000,000	7,865,000
GS Mortgage Securities Corp. II, Series 06-RR2, Class A1, 5.812%, due 06/23/46(2),(3)	5,975,000	5,859,563
Series 98-GLII, Class A1, 6.312%, due 04/13/31	200,341	200,300
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(2)	129,109	131,201
Series 99-HMTA, Class C, 7.730%, due 08/03/15(2)	450,000	468,955
Series 99-HMTA, Class D, 7.970%, due 08/03/15(2)	320,000	334,821
Series 99-HMTA, Class E, 8.070%, due 08/03/15(2)	280,000	293,458
JPMorgan Commercial Mortgage Finance Corp., Series 99-C8, Class A2, 7.400%, due 07/15/31(3)	1,047,134	1,072,741
Mach One Trust Commercial Mortgage-Backed, Series 04-1A, Class A1, 3.890%, due 05/28/40(2)	567,269	561,779
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(3)	5,625,000	5,425,825
Morgan Stanley Capital I, Series 03-T11, Class A4 5.150%, due 06/13/41	950,000	922,506
Morgan Stanley Dean Witter Capital I, Series 01-TOP1, Class A, 4, 6.660%, due 02/15/33	50,000	51,552
PNC Mortgage Acceptance Corp.,
Series 00-C1, Class A2, 7.610%, due 02/15/10	1,124,911	1,166,405
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09(3)	1,340,000	1,390,073

Total commercial mortgage-backed securities (cost $35,045,289)		33,893,450

Mortgage & agency debt securities — 4.89%
Bear Stearns Alt-A Trust, Series 06-4, Class 3B2, 6.305%, due 07/25/36(3)	2,496,688	2,442,605
Citicorp Mortgage Securities, Inc., Series 94-3, Class A13, 6.500%, due 02/25/24	148,287	147,462

	Face amount	Value

Mortgage & agency debt securities — (continued)
Countrywide Alternative Loan Trust,
Series 04-J11, Class 3A1, 7.250%, due 08/25/32	$702,641	$710,789
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 06-HYB1, Class 1A1, 5.363%, due 03/20/36(3)	2,825,488	2,798,808
CS First Boston Mortgage Securities Corp.,
Series 05-9, Class 3A1, 6.000%, due 10/25/35	1,968,010	1,955,766
Series 05-10, Class 10A3, 6.000%, due 11/25/35	677,310	678,460
Series 03-8, Class 5A1, 6.500%, due 04/25/33	141,733	141,823
Series 05-11, Class 1A1, 6.500%, due 12/25/35	2,011,995	2,017,338
Series 05-12, Class 1A1, 6.500%, due 01/25/36	3,121,392	3,146,008
Series 02-10, Class 2A1, 7.500%, due 05/25/32	69,045	69,340
Federal Home Loan Bank,
5.500%, due 08/13/14	19,155,000	19,286,250
Federal Home Loan Mortgage Corp.,
5.300%, due 02/27/09	3,885,000	3,879,308
5.375%, due 12/27/11	3,740,000	3,723,652
5.600%, due 10/17/13	1,935,000	1,923,585
5.750%, due 06/27/16	1,525,000	1,535,629
Federal Home Loan Mortgage Corp. Gold Pools,
# A21485, 4.500%, due 05/01/34	2,812,686	2,562,480
# E93969, 5.500%, due 01/01/18	8,950	8,847
# E01345, 5.500%, due 04/01/18	221,601	219,001
# G11725, 5.500%, due 11/01/18	3,531,065	3,490,485
# G11429, 6.000%, due 12/01/17	220,364	221,621
# C00730, 6.000%, due 03/01/29	708,126	706,785
# J02578, 6.500%, due 09/01/19	1,246,487	1,274,908
# C00742, 6.500%, due 04/01/29	2,606	2,662
# C26638, 6.500%, due 05/01/29	244,957	250,245
# G01038, 6.500%, due 06/01/29	102,027	104,226
# G01449, 7.000%, due 07/01/32	724,963	749,500
# D66838, 8.000%, due 09/01/25	829	877
Federal Home Loan Mortgage Corp. REMICs,
Series 2532, Class PD, 5.500%, due 06/15/26	269,406	268,874
Series 2297, Class NB, 6.000%, due 03/15/16	420,128	423,632
Series 2426, Class GH, 6.000%, due 08/15/30	166,891	167,284
Series 3149, Class PC, 6.000%, due 10/15/31	6,500,000	6,510,716
Series 3178, Class MC, 6.000%, due 04/15/32	4,000,000	3,984,173
Series 3164, Class NC, 6.000%, due 12/15/32	5,225,000	5,221,694
Series 1595, Class D, 7.000%, due 10/15/13	73,439	75,001

13

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value

Bonds — (continued)
US bonds — (concluded)
Mortgage & agency debt securities — (continued)
Federal National Mortgage Association,
4.250%, due 08/15/10	$5,340,000	$5,195,377
5.200%, due 11/08/10	2,880,000	2,870,104
5.500%, due 01/23/12	4,380,000	4,369,339
6.070%, due 05/12/16	3,830,000	3,839,701
6.250%, due 02/01/11	2,560,000	2,645,855
Federal National Mortgage Association Grantor Trust,
Series 00-T6, Class A1, 7.500%, due 06/25/30	268,042	276,432
Series 01-T4, Class A1, 7.500%, due 07/25/41	693,719	714,615
Federal National Mortgage Association Pools,
# 783595, 4.913%, due 03/01/35(3)	2,860,133	2,829,640
# 357490, 5.000%, due 02/01/19	1,156,959	1,122,377
# 823385, 5.003%, due 06/01/35(3)	1,637,886	1,634,074
# 863028, 5.208%, due 12/01/35(3)	3,166,746	3,173,012
# 252268, 5.500%, due 01/01/09	67,890	67,661
# 545975, 5.500%, due 10/01/17	2,339,783	2,313,706
# 762615, 5.500%, due 12/01/23	2,275,845	2,225,147
# 688066, 5.500%, due 03/01/33	373,055	361,529
# 705626, 5.500%, due 05/01/33	1,720,326	1,666,810
# 555523, 5.500%, due 06/01/33	2,809,709	2,722,608
# 555591, 5.500%, due 07/01/33	1,708,086	1,654,951
# 323789, 6.000%, due 06/01/14	488,789	491,780
# 555689, 6.000%, due 11/01/17	1,456,491	1,465,177
# 809903, 6.000%, due 03/01/20	1,506,911	1,513,628
# 254798, 6.000%, due 06/01/23	22,732	22,787
# 596124, 6.000%, due 11/01/28	204,620	204,007
# 323715, 6.000%, due 05/01/29	3,968	3,955
# 522564, 6.000%, due 07/01/29	538,201	536,584
# 585325, 6.000%, due 07/01/29	812,740	810,302
# 545061, 6.000%, due 12/01/29	853,233	850,484
# 708631, 6.000%, due 06/01/33	107,123	106,495
# 891332, 6.181%, due 04/01/36(3)	849,929	859,312
# 190255, 6.500%, due 02/01/09	559,861	562,277
# 653819, 7.500%, due 02/01/33	177,896	186,092
# 7237, 9.500%, due 11/01/09	11,133	11,533
Federal National Mortgage Association Whole Loan,
Series 95-W3, Class A, 9.000%, due 04/25/25	34,692	37,485
First Horizon Alternative Mortgage Securities Trust,
Series 04-AA3, Class A1, 5.303%, due 09/25/34(3)	579,257	575,725
Government National Mortgage Association Pools,
# 2671, 6.000%, due 11/20/28	4,462	4,453
# 495814, 6.000%, due 01/15/29	22,734	22,699
# 2713, 6.000%, due 02/20/29	174,628	174,280
# 2794, 6.000%, due 08/20/29	96,378	96,186
# 2807, 6.000%, due 09/20/29	8,634	8,616
# 80329, 6.125%, due 10/20/29(3)	107,255	108,056
# 509932, 6.500%, due 06/15/29	1,124,079	1,148,434
# 781276, 6.500%, due 04/15/31	1,645,787	1,680,227
# 491532, 6.500%, due 01/20/34	444,596	452,611

	Face amount	Value

Mortgage & agency debt securities — (concluded)
# 780204, 7.000%, due 07/15/25	$3,726	$3,886
# 405595, 7.000%, due 03/15/26	38,988	40,664
# 338523, 8.000%, due 12/15/22	20,170	21,334
IndyMac INDX Mortgage Loan Trust,
Series 05-AR3, Class B1, 5.412%, due 04/25/35(3)	2,649,620	2,615,926
JPMorgan Alternative Loan Trust,
Series 06-A4, Class A7, 6.300%, due 09/25/36(3)	5,000,000	4,993,423
Residential Asset Securitization Trust,
Series 04-IP2, Class B1, 5.420%, due 12/25/34(3)	2,056,750	2,041,790
Structured Adjustable Rate Mortgage Loan Trust,
Series 06-5, Class 5A3, 5.560%, due 06/25/36(3)	5,000,000	4,873,500
Structured Asset Securities Corp., Series 04-20, Class 4A1, 6.000%, due 11/25/34	2,850,155	2,837,900
WaMu Alternative Mortgage Pass-Through Certificates,
Series 06-5, Class 1A3, 6.000%, due 07/25/36	1,318,427	1,316,130
WaMu Mortgage Pass-Through Certificates,
Series 06-AR16, Class 2A1, 5.651%, due 12/25/36(3)	2,818,684	2,798,997
Series 07-HY1, Class 3A2, 5.884%, due 02/25/37(3)	4,050,000	3,984,815
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 02-MS6, Class 3A1, 6.500%, due 09/25/32	500,053	491,421

Total mortgage & agency debt securities (cost $149,728,345)		148,335,743

Stripped mortgage-backed security — 0.00%(6)
MLCC Mortgage Investors, Inc.,
Series 03-D, Class XA1, IO, 1.000%, due 08/25/28(3),(4)
Total stripped mortgage-backed securities (cost $2,342)	3,499,927	268

US government obligations — 5.24%
US Treasury Bonds,
4.750%, due 02/15/37(1)	22,000,000	20,743,602
6.250%, due 08/15/23(1)	22,270,000	24,728,407
6.250%, due 05/15/30(1)	22,005,000	25,151,033
8.750%, due 05/15/17(1)	4,665,000	5,977,031
US Treasury Notes,
4.500%, due 03/31/12(1)	35,020,000	34,379,799
4.625%, due 11/15/16	40,020,000	38,785,023
4.750%, due 12/31/08(1)	8,860,000	8,833,004
4.750%, due 05/15/14(1)	300,000	296,250

Total US government obligations (cost $159,833,606)		158,894,149

Total US bonds (cost $410,769,372)		406,011,691

14

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount		Value

Bonds — (continued)
International bonds — 7.81%
International corporate bonds — 0.30%
Cayman Islands — 0.00%(6)
Santander Central Hispano Issuances Ltd.,
7.625%, due 09/14/10		$100,000	$106,410

Germany — 0.08%
Landwirtschaftliche Rentenbank,
6.000%, due 09/15/09	AUD	2,800,000	2,335,507

Luxembourg — 0.00%(6)
Telecom Italia Capital SA, 5.250%, due 11/15/13		$140,000	133,402

United Kingdom — 0.22%
Abbey National PLC, 7.950%, due 10/26/29		165,000	198,192
Halifax PLC, 9.375%, due 05/15/21	GBP	200,000	517,610
Lloyds TSB Bank PLC, 6.625%, due 03/30/15		1,400,000	2,865,323
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(7)		$300,000	326,148
Royal Bank of Scotland PLC, 9.625%, due 06/22/15	GBP	1,120,000	2,709,196

			6,616,469

Total international corporate bonds (cost $8,930,981)			9,191,788

International mortgage & agency debt security — 0.02%
United Kingdom — 0.02%
Paragon Mortgages PLC, Series 7A, Class B1A, 6.110%, due 05/15/43(2),(3) (cost $600,000)		$600,000	600,703

Foreign government bonds — 7.36%
Australia — 0.04%
Government of Australia, 5.750%, due 06/15/11	AUD	1,500,000	1,241,618

Austria — 0.44%
Republic of Austria, 3.800%, due 10/20/13(2)	EUR	1,680,000	2,177,865
5.000%, due 01/15/08		5,700,000	7,741,898
5.250%, due 01/04/11		2,460,000	3,403,368

			13,323,131

Belgium — 0.22%
Government of Belgium, 5.000%, due 09/28/11	EUR	1,350,000	1,857,657
5.750%, due 03/28/08		3,420,000	4,673,462

			6,531,119

Canada — 0.27%
Government of Canada, 5.750%, due 06/01/29	CAD	100	110
6.000%, due 06/01/08		300	285

	Face amount		Value

Canada — (concluded)
6.000%, due 06/01/11	CAD	8,290,200	$8,175,954
8.000%, due 06/01/23		200	260

			8,176,609

Egypt — 0.05%
Egypt Government Agency for International Development, 4.450%, due 09/15/15		$1,675,000	1,570,597

France — 1.27%
French Treasury Notes, 3.000%, due 07/12/08	EUR	4,700,000	6,270,122
3.500%, due 07/12/09		4,545,000	6,035,353
Government of France, 3.750%, due 04/25/21		1,810,000	2,216,014
4.750%, due 04/25/35		3,780,000	5,114,199
5.500%, due 04/25/10		6,465,000	8,968,981
5.500%, due 04/25/29		6,750,000	10,051,194

			38,655,863

Germany — 2.51%
Bundesobligation, 3.500%, due 10/10/08	EUR	2,720,000	3,639,527
Bundesschatzanweisungen, 2.250%, due 09/14/07		2,070,000	2,791,331
Deutsche Bundesrepublik, 3.750%, due 01/04/09		7,135,000	9,558,945
3.750%, due 01/04/17		4,090,000	5,193,399
4.000%, due 01/04/37		5,435,000	6,541,103
4.500%, due 07/04/09		11,400,000	15,432,262
4.750%, due 07/04/34		4,935,000	6,713,741
5.000%, due 07/04/12		3,595,000	4,963,452
5.250%, due 07/04/10		4,230,000	5,839,252
6.250%, due 01/04/24		2,645,000	4,208,358
6.500%, due 07/04/27		6,820,000	11,317,275

			76,198,645

Italy — 0.53%
Republic of Italy, 4.500%, due 05/01/09	EUR	4,490,000	6,080,394
5.250%, due 08/01/11		7,125,000	9,883,739

			15,964,133

Japan — 0.99%
Government of Japan CPI Linked Bond, 0.500%, due 12/10/14	JPY	95,000,000	737,177
1.000%, due 06/10/16		281,000,000	2,231,545
Government of Japan, 0.300%, due 03/20/08		450,000,000	3,640,802
0.900%, due 06/15/08		906,000,000	7,365,211
1.300%, due 06/20/11		445,000,000	3,612,070
1.300%, due 06/20/15		620,000,000	4,868,842
1.500%, due 03/20/14		410,000,000	3,300,070
1.700%, due 03/20/17		185,000,000	1,480,224
1.900%, due 06/20/25		200,000,000	1,552,284
2.300%, due 06/20/35		140,000,000	1,105,695
2.600%, due 03/20/19		16,600,000	143,605

			30,037,525

15

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount		Value

Bonds — (concluded)
International bonds — (concluded)
Foreign government bonds — (concluded)
Netherlands — 0.30%
Government of Netherlands, 4.000%, due 01/15/37	EUR	3,980,000	$4,759,015
5.000%, due 07/15/11		3,150,000	4,333,713

			9,092,728

Sweden — 0.09%
Government of Sweden, 6.750%, due 05/05/14	SEK	16,200,000	2,677,813

United Kingdom — 0.65%
UK Gilts, 4.750%, due 09/07/15	GBP	2,720,000	5,179,203
4.750%, due 03/07/20		2,395,000	4,548,239
8.000%, due 06/07/21		3,950,000	9,974,484

			19,701,926

Total foreign government bonds (cost $220,516,212)			223,171,707

Sovereign/supranational bonds — 0.13%
European Investment Bank,
4.250%, due 12/07/10	GBP	650,000	1,232,734
5.750%, due 09/15/09	AUD	3,150,000	2,619,346

			3,852,080

Total sovereign/supranational bonds (cost $3,513,532)			3,852,080

Total international bonds (cost $233,560,725)			236,816,278

Total bonds (cost $644,330,097)			642,827,969

	Shares
Investment companies — 17.35%
iShares MSCI EAFE Index Fund		68,000	5,492,360
iShares Russell 2000 Value Index Fund(1)		146,300	12,049,268
UBS Corporate Bond Relationship Fund(8)		5,325,279	63,458,685
UBS Emerging Markets Equity Relationship Fund(8)		4,074,979	135,373,247
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(8)		450,000	4,837,365
UBS High Yield Relationship Fund(8)		1,245,107	27,143,579
UBS Small-Cap Equity Relationship Fund(8)		1,788,064	92,398,006
UBS U.S. Securitized Mortgage Relationship Fund(8)		14,508,486	185,135,538

Total investment companies (cost $416,873,672)			525,888,048

	Shares	Value

Short-term investments — 0.26%
Other — 0.23%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(8),(9) (cost $6,957,219)	6,957,219	$6,957,219

	Face amount
US government obligation — 0.03%
US Treasury Bills, 4.81%, due 12/20/07(10),(11) (cost $1,026,422)	$1,050,000	1,026,459

Total short-term investments (cost $7,983,641)		7,983,678

	Shares

Investment of cash collateral from securities loaned — 2.34%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(8),(9) (cost $71,089,090)	71,089,090	71,089,090

Total investments — 102.02% (cost $2,725,707,732)		3,093,937,681
Liabilities, in excess of cash and other assets — (2.02)%		(61,136,999)

Net assets — 100.00%		$3,032,800,682

16

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $2,725,707,732; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$392,762,746
Gross unrealized depreciation	(24,532,797)

Net unrealized appreciation	$368,229,949

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at June 30, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $36,044,503 or 1.19% of net assets.

(3)	Floating rate security — The interest rates shown are the current rates as of June 30, 2007.
(4)	Security is illiquid. At June 30, 2007, the value of these securities amounted to $8,924,414 or 0.29% of net assets.
(5)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.
(6)	Amount represents less than 0.005%.
(7)	Perpetual bond security. The maturity date reflects the next call date.
(8)	Investment in affiliated mutual fund.
(9)	The rate shown reflects the yield at June 30, 2007.
(10)	The rate shown is the effective yield at the date of purchase.
(11)	This security was pledged to cover margin requirements for futures contracts.
CDO	Collateralized debt obligations
CPI	Consumer price index
CS	Credit Suisse
CVA	Dutch certification — depositary certificate
GMAC	General Motors Acceptance Corp.
GSAMP	Goldman Sachs Mortgage Securities Corp.
GS	Goldman Sachs
IO	Interest only Security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.
REMIC	Real Estate Mortgage Investment Conduit

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend

preference.	Preference shares may also have liquidation preference.

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
SEK	Swedish Krona

17

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46	08/03/06	$4,928,638	0.16%	$4,863,375	0.16%
Structured Asset Securities Corp., Series 05-S7, Class M5, 5.970%, due 12/25/35	12/07/05	2,500,000	0.08	2,460,771	0.08

		$7,428,638	0.24%	$7,324,146	0.24%

Forward foreign currency contracts

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of June 30, 2007:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	15,460,000	USD	13,966,304	11/05/07	$(583,912)
Euro	241,295,000	USD	326,633,799	11/05/07	(1,212,377)
Euro	16,705,000	JPY	2,732,344,973	11/05/07	(145,057)
Great Britain Pound	61,340,000	USD	121,074,732	11/05/07	(1,845,856)
South Korean Won	18,783,000,000	USD	20,205,465	08/20/07	(160,153)
United States Dollar	179,140,809	CHF	215,630,000	11/05/07	(1,015,257)
United States Dollar	19,234,461	EUR	14,180,000	11/05/07	31,826
United States Dollar	339,414,733	JPY	39,818,100,000	11/05/07	(10,768,400)
United States Dollar	153,947,601	SEK	1,044,750,000	11/05/07	(326,805)
United States Dollar	34,751,801	SGD	52,135,000	11/05/07	(359,832)
United States Dollar	56,258,752	TWD	1,848,100,000	08/20/07	170,156

Net unrealized depreciation on forward foreign currency contracts					$(16,215,667)

Currency type abbreviations:

CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	United States Dollar

18

UBS Global Securities Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

Futures contracts

UBS Global Securities Relationship Fund had the following open futures contracts as of June 30, 2007:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
2 Year US Treasury Notes, 66 contracts	September 2007	$13,449,810	$13,449,563	$(247)
5 Year US Treasury Notes, 186 contracts	September 2007	19,367,771	19,358,531	(9,240)
10 Year US Treasury Notes, 44 contracts	September 2007	4,689,358	4,693,922	4,564

US treasury futures sell contracts:
5 Year US Treasury Notes, 294 contracts	September 2007	30,593,273	30,598,969	(5,696)
10 Year US Treasury Notes, 31 contracts	September 2007	3,276,196	3,276,797	(601)

Index futures buy contracts:
Amsterdam Exchanges Index, 316 contracts (EUR)	July 2007	45,651,831	46,986,045	1,334,214
FTSE 100 Index, 589 contracts (GBP)	September 2007	77,993,911	78,512,332	518,421

Index futures sell contracts:
DAX Index, 118 contracts (EUR)	September 2007	31,531,831	32,254,845	(723,014)
Nikkei 225 Index, 208 contracts (JPY)	September 2007	30,499,629	30,678,416	(178,787)
S&P Toronto Stock Exchange 60 Index, 204 contracts (CAD)	September 2007	30,489,256	30,828,369	(339,113)
S&P 500 Index, 54 contracts (USD)	September 2007	20,666,961	20,457,900	209,061
SPI 200 Index, 232 contracts (AUD)	September 2007	30,914,832	30,865,516	49,316

Net unrealized appreciation on futures contracts				$858,878

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2007 was $22,163,634.

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
USD	United States Dollar

See accompanying notes to financial statements.	19

UBS Emerging Markets Equity Completion Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS Emerging Markets Equity Completion Relationship Fund (the “Fund”) returned 24.03%. For comparison purposes, the MSCI Emerging Markets Index (net US) (in USD) (the “Index”), returned 17.45%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund benefited from strong sector positioning, country allocation and stock selection during the reporting period.

Portfolio performance summary

What worked

•	Stock selection was a strong contributor to performance over the period. In particular, we saw strong returns from our holdings in the energy, capital goods and bank sectors.

•

Sector positioning generated good results over the period. Our strategy geared away from stocks with the greatest sensitivity to commodity and oil prices, in favor of domestically driven opportunities (that is, companies with the potential to benefit from domestic demand, versus demand driven by foreign countries). This resulted in a significant overweight in the financials sector, which was dominated by holdings in commercial banks. In our opinion, many consumers in emerging markets have little debt; as a result, we believe there is significant scope for banks to offer loans and credit cards, thus potentially boosting earnings.

•

Country allocation overall helped Fund performance. Our allocation to South Korea drove additional performance on top of positive stock selection within that country. Our position in Korea was driven by strong bottom-up ideas that worked well in a country that had previously underperformed other countries. Our positions in Russia and Taiwan also helped.

What didn’t work

•	Several sector positions hindered Fund returns for the period.

•

Limited exposure to utilities had a negative impact on returns when this sector generated strong gains during the period. However, we do not like many stocks within this sector, and are at this time only selectively seeking opportunities that we view as being attractive.

•	Our telecommunications stocks underperformed during the period. We continue to hold the stocks, because we see superior growth prospects in this industry for a number of countries.

•

Our de-emphasis on materials also held back Fund returns during the period. Portfolio strategy is geared away from stocks with the greatest sensitivity to commodity and oil prices, in favor of domestically driven names.

•

At the country level, we saw poor performance from our positions in Indonesia and Mexico, driven in part by stock selection. We continue to favor our existing positions, as we still find our holdings in these countries attractive compared to securities in other countries in our investable universe.

20

UBS Emerging Markets Equity Completion Relationship Fund

Portfolio highlights

•

Samsung Engineering was the biggest contributor to performance. We viewed this company positively given its exposure to the Middle East capital expenditures cycle and the company's strong execution capability. We were ahead of most expectations on growth—and even our numbers were surpassed.

•

China Merchant Bank was a significant contributor to outperformance. We viewed this as an attractive opportunity, and a strong way to play the consumption growth story (our view that emerging market demographics will favor increased consumption for years to come based on young demographics, low penetration and low debt).

•

Our significant investment in Indosat was our biggest disappointment. The stock was down slightly due to increased competition. However, we maintain our overweight because we believe Indosat is a quality player and a good way to tap consumption growth in Indonesia.

•

An emphasis on Infosys also hampered returns. The stock underperformed as the rising Indian rupee raised worries on profitability. We still like the story as we don't think that the near term rupee appreciation has changed the structural outsourcing story, nor has Infosys' ability to grow been affected.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

21

UBS Emerging Markets Equity Completion Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	Inception 05/25/06(1) to 06/30/07
UBS Emerging Markets Equity Completion Relationship Fund	24.03%	46.80%	37.72%
MSCI Emerging Markets Index (net US) (in USD)(2)	17.45	44.83	40.42

(1)

Performance inception date of UBS Emerging Markets Equity Completion Relationship Fund. For illustration purposes, the since inception return for the Index is calculated as of 05/31/06, which is the closest month end to the inception date of the Fund.

(2)

MSCI Emerging Markets Index (net US) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets net of dividend tax. This benchmark has been calculated net of withholding tax from a US perspective.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

22

UBS Emerging Markets Equity Completion Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Cia Vale do Rio Doce ADR	5.6%
Petroleo Brasileiro SA, Preference shares	4.4
Samsung Engineering Co., Ltd.	3.6
China Petroleum & Chemical Corp., H Shares	3.3
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	3.0
Gazprom OAO ADS	2.8
Taiwan Semiconductor Manufacturing Co., Ltd.	2.7
AU Optronics Corp.	2.7
Bank Rakyat Indonesia PT	2.7
Cemex SAB de CV ADR	2.5
Total	33.3%

Country exposure, top five (unaudited)

As of June 30, 2007

Percentage of net assets
South Korea	20.3%
Brazil	11.5
China	11.2
Taiwan	9.1
India	8.6
Total	60.7%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

International equities
Automobiles	2.92%
Beverages	1.93
Commercial banks	22.11
Construction & engineering	3.63
Construction materials	2.50
Diversified financial services	0.68
Diversified telecommunication services	5.44
Electric utilities	0.77
Electronic equipment & instruments	5.27
Food products	0.99
Household durables	1.15
Independent power producers & energy traders	0.44
IT services	1.82
Leisure equipment & products	0.11
Machinery	4.12
Marine	2.29
Media	2.00
Metals & mining	8.77
Multiline retail	1.38
Oil, gas & consumable fuels	15.08
Pharmaceuticals	3.34
Real estate management & development	1.34
Semiconductors & semiconductor equipment	4.53
Wireless telecommunication services	6.44

Total international equities	99.05
Short-term investment	0.20

Total investments	99.25
Cash and other assets, less liabilities	0.75

Net assets	100.00%

23

UBS Emerging Markets Equity Completion Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
International equities — 99.05%
Brazil — 11.46%
Banco Itau Holding Financeira SA, Preference shares	26,300	$1,167,753
Cia Vale do Rio Doce ADR	96,700	4,307,985
Petroleo Brasileiro SA, Preference shares	127,830	3,412,776

		8,888,514

China — 11.24%
China Merchants Bank Co., Ltd., H Shares	610,500	1,858,234
China Mobile Ltd.	69,500	746,179
China Petroleum & Chemical Corp., H Shares	2,326,000	2,573,140
China Shenhua Energy Co., Ltd., H Shares	183,500	640,673
China Telecom Corp., Ltd., H Shares	1,254,000	737,723
Datang International Power Generation Co., Ltd., H Shares	222,000	342,971
Focus Media Holding Ltd. ADR*	15,400	777,700
Guangzhou R&F Properties Co., Ltd., H Shares	339,200	1,038,961

		8,715,581

Egypt — 0.73%
Orascom Telecom Holding SAE GDR	8,800	561,700

Hungary — 1.50%
OTP Bank NyRt.	20,059	1,165,045

India — 8.57%
Bharti Airtel Ltd.*	35,939	738,071
ICICI Bank Ltd. ADR	30,600	1,503,990
Infosys Technologies Ltd. ADR	28,000	1,410,640
Reliance Capital Ltd.	19,739	528,014
Reliance Industries Ltd. GDR(1)	21,343	1,790,678
United Spirits Ltd.	21,136	672,089

		6,643,482

Indonesia — 6.59%
Astra International Tbk PT	403,500	754,748
Bank Danamon Indonesia Tbk PT	966,500	738,113
Bank Rakyat Indonesia PT	3,268,500	2,080,119
Indosat Tbk PT	2,141,500	1,540,648

		5,113,628

Israel — 1.19%
Teva Pharmaceutical Industries Ltd. ADR	22,400	924,000

Malaysia — 3.04%
Bumiputra-Commerce Holdings Bhd	330,300	1,119,337
Telekom Malaysia Bhd	215,200	642,016
Tenaga Nasional Bhd	181,100	597,984

		2,359,337

Mexico — 4.73%
Cemex SAB de CV ADR*	52,558	1,939,390
Fomento Economico Mexicano SAB de CV	210,000	823,205
Grupo Financiero Banorte SAB de CV	198,500	909,130

		3,671,725

Philippines — 0.68%
Globe Telecom, Inc.	18,000	527,351

	Shares	Value
Russia — 8.18%
Gazprom OAO ADR	9,200	$384,100
Gazprom OAO ADS	52,400	2,195,560
Mobile Telesystems ADR	21,800	1,320,426
Pharmstandard GDR*(1)	48,600	815,508
Sberbank	417	1,626,300

		6,341,894

South Africa — 8.07%
Anglo Platinum Ltd.	7,916	1,303,757
Aspen Pharmacare Holdings Ltd.*	162,548	850,976
MTN Group Ltd.	90,646	1,236,403
Naspers Ltd., Class N	30,127	775,821
Standard Bank Group Ltd.	88,718	1,233,955
STX Shipbuilding Co., Ltd.	18,040	861,140

		6,262,052

South Korea — 20.34%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	41,190	2,331,804
Hyundai Department Store Co., Ltd.	9,043	1,066,934
Hyundai Motor Co.	12,928	1,021,534
Hyundai Motor Co., Preference shares	10,190	488,074
Kookmin Bank	17,518	1,537,814
LG Electronics, Inc.	10,767	890,403
POSCO	2,483	1,191,980
Samsung Electronics Co., Ltd.	2,259	1,383,984
Samsung Engineering Co., Ltd.	26,655	2,815,964
Shinhan Financial Group Co., Ltd.	20,885	1,270,484
STX Pan Ocean Co., Ltd.	1,333,000	1,776,463

		15,775,438

Taiwan — 9.11%
AU Optronics Corp.	1,243,510	2,118,802
Delta Electronics, Inc.*	156,650	617,239
Giant Manufacturing Co., Ltd.	45,000	82,563
HON HAI Precision Industry Co., Ltd.	156,000	1,348,019
Taiwan Semiconductor Manufacturing Co., Ltd.	985,911	2,126,851
Uni-President Enterprises Corp.	767,000	767,794

		7,061,268

Thailand — 1.73%
Kasikornbank PCL	290,000	642,578
Thai Oil PCL	343,600	701,631

		1,344,209

Turkey — 1.89%
Turkiye Garanti Bankasi AS	261,699	1,465,514

Total international equities (cost $57,059,067)		76,820,738

Short-term investment — 0.20%
Investment company — 0.20%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(2),(3) (cost $152,096)	152,096	152,096

Total investments — 99.25% (cost $57,211,163)		76,972,834
Cash and other assets, less liabilities — 0.75%		585,178

Net assets — 100.00%		$77,558,012

24

UBS Emerging Markets Equity Completion Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $57,211,163; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,947,102
Gross unrealized depreciation	(185,431)

Net unrealized appreciation	$19,761,671

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $2,606,186 or 3.36% of net assets.

(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at June 30, 2007.
ADR	American depositary receipt
ADS	American depositary shares
GDR	Global depositary receipt

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

See accompanying notes to financial statements.	25

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS Emerging Markets Equity Relationship Fund (the “Fund”) returned 17.35%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net US) (in USD) (the “Index”), returned 17.45%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Sector and country allocation were the primary reasons why the Fund slightly underperformed the Index during the period.

Portfolio performance summary

What worked

•	We saw positive results from several industry positions. In particular, an overweight to telecommunications and an underweight to consumer staples stocks particularly added value.

•

Our overweight to telecommunications stocks, where we see superior growth prospects for a number of countries, performed well during the period. In particular, we saw the Fund’s overweight position in Russian telecom stocks add value, largely due to the strong performance of select stocks.

•	In consumer staples, a number of underweight positions added value—notably Hindustan Unilever.

•

One of our key themes in the portfolio relates to consumption. It is our view that emerging market demographics favor increased consumption for years to come, based on young demographics, low market penetration and low debt. In line with this theme, we have a large overweight to the consumer discretionary sector, which didn’t add to or detract from the portfolio over the period.

•

Good stock selection within the industrials sector—in particular, our overweights in China Cosco Holdings, Doosan Heavy Industries and STX Pan Ocean—generated strong returns. Other areas where stock selection added value included information technology and consumer discretionary. (For more on specific stocks, see “Portfolio Highlights” below.)

What didn’t work

•	Several sector positions held back Fund returns for the period.

•

An underweight position in the industrials sector detracted the most from a sector allocation perspective, in part because rising global trade and strong growth in China have increased demand for services such as shipbuilding.

•

Our overweight to the financials sector detracted from performance during the period. We have positioned the portfolio away from those stocks that we believe have the greatest sensitivity to commodity and oil prices, in favor of domestically driven firms. This resulted in a significant overweight in financials, which was dominated by holdings in commercial banks that are geared to domestic credit cycles rather than to financial market conditions. Since, in our opinion, we believe many consumers in emerging markets countries have little debt, we believe there is significant scope for banks to offer loans and credit cards, thus potentially boosting earnings.

26

UBS Emerging Markets Equity Relationship Fund

•

We were underweight to utilities. We viewed this sector as being overvalued, and had difficulty finding reasonable opportunities within it. This position negatively impacted returns, when the sector experienced strong gains during the period.

•	Stock selection within materials detracted from performance during the period. Notably, not holding Nan Ya Plastic, and an overweight to Gold Fields* hindered the Fund’s return.

Portfolio Highlights

•

Our overweight to China Cosco Holdings contributed positively to performance. The company’s fourth quarter 2006 profit rose 48% on higher shipping charges. Shares then increased sharply when the company raised close to $2 billion for its Shanghai exchange offering.

•

We were underweight Lukoil,* because our research indicated it was unattractively valued. The company announced its first-quarter profit had fallen 23% as production costs and export taxes increased. When Lukoil’s shares declined, our underweight protected us from heavy losses.

•	We overweighted OTP Bank, because we consider it the cheapest bank in the Eastern European universe. The company’s stock rose during the period on strong growth prospects.

•	Our overweight to Novatek, which fell on profit-taking after posting strong first quarter 2007 results, was one of our biggest disappointments.

*	This holding was sold during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

27

UBS Emerging Markets Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07
UBS Emerging Markets Equity Relationship Fund(1)	17.35%	43.22%	31.07%	10.48%
UBS Emerging Markets Equity Relationship Fund(2)	16.47	42.15	30.87	10.39
MSCI Emerging Markets Index (net US) (in USD)(3)	17.45	44.83	30.14	N/A

(1)	Return based on NAV — does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(2)	Standardized total return — Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(3)

MSCI Emerging Markets Index (net US) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets net of dividend tax. This benchmark has been calculated net of withholding tax from a US perspective. Inception date of the MSCI Emerging Markets Index (net US) (in USD) was June 30, 1998.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

28

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Petroleo Brasileiro SA, Preference shares	3.9%
Cia Vale do Rio Doce, Class A, Preference shares	3.9
Gazprom OAO ADS	3.7
America Movil SAB de CV, Class L	2.6
Cemex SAB de CV	2.5
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4
Kookmin Bank	2.3
OTP Bank NyRt.	2.3
HON HAI Precision Industry Co., Ltd.	2.2
Banco Itau Holding Financeira SA, Preference shares	2.0
Total	27.8%

Country exposure, top five (unaudited)

As of June 30, 2007

Percentage of net assets
South Korea	15.1%
Brazil	12.9
Russia	12.5
Taiwan	11.6
China	10.2
Total	62.3%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

International equities
Automobiles	2.24%
Beverages	1.68
Capital markets	0.00	(1)
Chemicals	0.11
Commercial banks	17.62
Communications equipment	0.01
Computers & peripherals	1.63
Construction & engineering	2.15
Construction materials	3.11
Distributors	0.23
Diversified telecommunication services	4.26
Electric utilities	1.49
Electrical equipment	0.51
Electronic equipment & instruments	2.96
Energy equipment & services	0.35
Food & staples retailing	0.33
Food products	0.57
Hotels, restaurants & leisure	0.94
Household durables	0.97
Household products	0.00	(1)
Independent power producers & energy traders	0.64
Industrial conglomerates	0.75
Insurance	1.86
IT services	1.57
Leisure equipment & products	0.03
Machinery	2.04
Marine	1.71
Media	1.95
Metals & mining	9.57
Multiline retail	0.82
Oil, gas & consumable fuels	14.11
Pharmaceuticals	2.25
Real estate management & development	0.41
Semiconductors & semiconductor equipment	6.34
Specialty retail	0.21
Thrifts & mortgage finance	0.55
Tobacco	1.37
Transportation infrastructure	0.76
Wireless telecommunication services	10.53

Total international equities	98.63

International bond
International corporate bond	0.00
Short-term investment	1.21

Total investments	99.84
Cash and other assets, less liabilities	0.16

Net assets	100.00%

(1)	Amount represents less than 0.005%.

29

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
International equities — 98.63%
Brazil — 12.85%
Banco Itau Holding Financeira SA, Preference shares	469,600	$20,850,824
Cia Energetica de Minas Gerais, Preference shares	563,222	11,912,636
Cia Vale do Rio Doce, Class A, Preference shares	1,064,055	39,798,636
Petroleo Brasileiro SA, Preference shares	1,499,605	40,036,111
Unibanco — Uniao de Bancos Brasileiros SA GDR	131,600	14,853,692
Usinas Siderurgicas de Minas Gerais SA, Preference shares	58,947	3,358,359

		130,810,258

China — 10.21%
China Life Insurance Co., Ltd.*	1,662,000	5,972,759
China Mengniu Dairy Co., Ltd.	233,000	803,068
China Merchants Bank Co., Ltd., H Shares	3,211,500	9,775,130
China Merchants Holdings International Co., Ltd.	1,604,000	7,764,400
China Mobile Ltd.	630,000	6,763,927
China Petroleum & Chemical Corp., H Shares	10,204,000	11,288,188
China Resources Enterprise Ltd.	400,000	1,503,990
China Shenhua Energy Co., Ltd., H Shares	867,000	3,027,049
China Telecom Corp., Ltd., H Shares	13,102,000	7,707,847
China Unicom Ltd.	4,616,000	7,946,000
CNOOC Ltd.	11,841,000	13,417,135
China COSCO Holdings Co., Ltd., H Shares	7,015,000	10,066,030
Datang International Power Generation Co., Ltd., H Shares	1,990,000	3,074,381
Dongfeng Motor Group Co., Ltd., H Shares	8,541,500	4,544,281
Focus Media Holding Ltd. ADR*	121,700	6,145,850
Guangzhou R&F Properties Co., Ltd., H Shares	1,366,400	4,185,247

		103,985,282

Egypt — 1.01%
Orascom Telecom Holding SAE GDR	161,503	10,325,210

Hungary — 2.25%
OTP Bank NyRt.	394,381	22,906,017

India — 7.39%
Astra Microwave Products Ltd.	24,209	92,542
Balrampur Chini Mills	928,116	1,740,859
Bharat Heavy Electricals Ltd. Participation Certificates*(1)	136,990	5,172,674
Bharti Airtel Ltd.*	258,234	5,303,297
EIH Ltd.	90	230
Hindustan Unilever Ltd.	4,855	22,495
Housing Development Finance Corp.	111,583	5,574,901
ICICI Bank Ltd. ADR	298,027	14,648,027
Infosys Technologies Ltd. ADR	202,900	10,222,102
ITC Ltd.	1,657,094	6,297,812
Jaiprakash Associates Ltd.	201,793	3,673,470
NTPC Ltd. Participation Certificates*(1)	932,090	3,486,684

	Shares	Value
India — (concluded)
Reliance Industries Ltd. Participation Certificates*(1),(2)	252,642	$10,548,901
Tata Consultancy Services Ltd. Participation Certificates*(1),(2)	204,092	5,759,075
United Spirits Ltd.	83,098	2,642,376

		75,185,445

Indonesia — 3.09%
Astra International Tbk PT	3,674,076	6,872,372
Bank Rakyat Indonesia PT	18,916,500	12,038,724
Indosat Tbk PT	8,130,500	5,849,281
Telekomunikasi Indonesia Tbk PT	6,148,400	6,703,015

		31,463,392

Israel — 1.07%
Teva Pharmaceutical Industries Ltd. ADR	264,620	10,915,575

Malaysia — 2.92%
British American Tobacco Malaysia Bhd	189,500	2,469,949
Bumiputra-Commerce Holdings Bhd	1,699,400	5,759,010
Genting Bhd	3,990,600	9,535,829
Telekom Malaysia Bhd	2,923,100	8,720,617
Tenaga Nasional Bhd	987,500	3,260,681

		29,746,086

Mexico — 6.85%
America Movil SAB de CV, Class L	8,692,000	26,839,924
Cemex SAB de CV*	7,047,192	25,890,040
Fomento Economico Mexicano SAB de CV	3,329,300	13,050,942
Grupo Financiero Banorte SAB de CV	864,900	3,961,240

		69,742,146

Russia — 12.51%
Gazprom OAO ADR	101,750	4,248,062
Gazprom OAO ADS	892,738	37,405,722
Magnitogorsk Iron & Steel Works	255,000	258,262
Magnitogorsk Iron & Steel Works GDR*(2)	188,750	2,416,000
MMC Norilsk Nickel ADR	27,464	6,073,664
Mobile Telesystems ADR	320,100	19,388,457
NovaTek OAO GDR	277,231	14,332,843
Novolipetsk Steel GDR(2)	204,651	5,934,879
Pharmstandard GDR*(2)	321,800	5,399,804
Sberbank	4,758	18,556,200
Sistema JSFC GDR(2)	260,840	7,407,856
TMK OAO GDR	65,830	2,383,046
TMK OAO GDR(2)	99,700	3,609,140

		127,413,935

South Africa — 7.93%
Anglo Platinum Ltd.	103,895	17,111,400
Aspen Pharmacare Holdings Ltd.*	1,251,154	6,550,081
Barloworld Ltd.	122,069	3,402,560
Bidvest Group Ltd.	206,814	4,213,826
JD Group Ltd.	208,972	2,099,034
Massmart Holdings Ltd.	272,299	3,324,995
MTN Group Ltd.	1,233,321	16,822,376
Naspers Ltd., Class N	532,103	13,702,546
Standard Bank Group Ltd.	569,674	7,923,446
STX Shipbuilding Co., Ltd.	116,680	5,569,723

		80,719,987

30

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
International equities — (concluded)
South Korea — 15.10%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	128,340	$7,265,446
Doosan Heavy Industries and Construction Co., Ltd.	38,419	3,684,498
GS Engineering & Construction Corp.	21,646	2,589,038
Hyundai Department Store Co., Ltd.	70,394	8,305,403
Hyundai Development Co.	86,779	6,180,720
Hyundai Heavy Industries	21,232	7,928,820
Hyundai Motor Co., Ltd., Preference shares	238,240	11,411,073
Kookmin Bank	272,047	23,881,595
KT&G Corp.	73,453	5,167,987
LG Electronics, Inc.	90,110	7,451,864
LG Petrochemical Co., Ltd.	29,600	1,155,036
POSCO	42,003	20,163,804
Samsung Electronics Co., Ltd.	27,313	16,733,407
Samsung Engineering Co., Ltd.	54,684	5,777,083
Sejong Securities Co., Ltd.(1),(3)	726,000,000	0
Shinhan Financial Group Co., Ltd.	306,526	18,646,708
STX Pan Ocean Co., Ltd.	5,522,000	7,359,059

		153,701,541

Taiwan — 11.56%
Advanced Semiconductor Engineering, Inc.*	7,485,000	10,191,497
Asia Cement Corp. GDR(2)	436,328	5,748,491
Asustek Computer, Inc.	3,260,000	8,966,835
AU Optronics Corp. ADR	474,529	8,161,899
Cathay Financial Holding Co., Ltd.	4,978,967	11,892,196
Cathay Financial Holding Co., Ltd. Participation Certificates*(1)	462,433	1,104,515
Foxconn Technology Co., Ltd.	635,200	7,634,151
Giant Manufacturing Co., Ltd.	189,000	346,762
HON HAI Precision Industry Co., Ltd.	2,544,570	21,988,008
MediaTek, Inc.	826,924	12,882,160
Taiwan Semiconductor Manufacturing Co., Ltd.	11,490,271	24,787,325
Uni-President Enterprises Corp.	4,021,000	4,025,160

		117,728,999

Thailand — 1.80%
Banpu PCL	674,300	5,273,309
Kasikornbank PCL	1,542,600	3,418,071
Kasikornbank PCL NVDR	813,800	1,744,278
Land & House PCL	12,595,200	2,480,734
Thai Beverage PCL	8,096,000	1,375,117
Thai Oil PCL	1,998,800	4,081,547
True Corp. PCL*(1),(3)	216,818	0

		18,373,056

Turkey — 2.09%
Turkiye Garanti Bankasi AS	1,725,278	9,661,557
Turkiye Is Bankasi, Class C	2,475,383	11,598,937

		21,260,494

Total international equities (cost $719,382,473)		1,004,277,423

	Face amount		Value
International bond
International corporate bond — 0.00%
Brazil — 0.00%
Cia Vale do Rio Doce, Mining Activities Revenue Linked Notes, 0.00%, due 09/29/49(1),(3),(4),(5) (cost $0)	BRL	23,646	$0

	Shares
Short-term investment — 1.21%
Other — 1.21%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(6),(7) (cost $12,299,718)		12,299,718	12,299,718

Total investments — 99.84% (cost $731,682,191)			1,016,577,141
Cash and other assets, less liabilities — 0.16%			1,649,841

Net assets — 100.00%			$1,018,226,982

31

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $731,682,191; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$287,001,551
Gross unrealized depreciation	(2,106,601)

Net unrealized appreciation	$284,894,950

*	Non-income producing security.
(1)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $26,071,849 or 2.56% of net assets.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $46,824,146 or 4.60% of net assets.

(3)	Security is illiquid. At June 30, 2007, the value of these securities amounted to $0 or 0.00% of net assets.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	Floating rate security — The interest rate shown is the current rate as of June 30, 2007.
(6)	Investment in affiliated mutual fund.
(7)	The rate shown reflects the yield at June 30, 2007.
ADR	American depositary receipt
ADS	American depositary shares
GDR	Global depositary receipt
NVDR	Non-voting depositary receipt

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviation:

BRL	Brazilian Real

32	See accompanying notes to financial statements.

UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund

Portfolio performance

Since its inception on March 15, 2007 through June 30, 2007, UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund (the “Fund”) returned 7.50%. For comparison purposes, the MSCI World Index ex-US (the “Index”), returned 11.17%, while the Global ex-US Smaller Cap Index, defined as the lowest 5% (with respect to market capitalization) of the regional segments of the MSCI World Index ex-US, returned 8.23%. (The Fund generally invests in companies that comprise the lowest 5% of the regional segments of the MSCI World Index ex-US with respect to market capitalization.) (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s performance was adversely affected by stock selection during the reporting period. In particular, in comparison to the lowest 5% of the regional segments of the MSCI World Index ex-US, our holdings in the consumer durables and retail, materials, and financials sectors detracted from results.

Portfolio performance summary

What worked

•

The Fund’s holdings in the industrials sector generated the best performance during the reporting period. Within the sector, the Fund’s holdings in Auckland International Airport (see “Portfolio Highlights” for more details), SembCorp Marine and GEA Group were the largest contributors to performance.

•

The Fund’s holdings in the media and leisure and energy sectors also enhanced results. Within the media and leisure sector, the Fund’s holdings in Autogrill (see “Portfolio Highlights” for more details), Yellow Pages and Independent News & Media contributed to performance. In the energy sector, Tullow Oil and Fugro enhanced results.

What didn’t work

•

The Fund’s holdings in the consumer durables and retail sectors detracted the most from performance during the reporting period. Within the sector, the Fund’s holdings in Fields Corp. and Signet Group were the largest detractors to results (see “Portfolio Highlights” for more details on both companies).

•

The Fund’s holdings in the materials and financials sectors also hurt the Fund’s performance. Within the sector, the Fund’s holdings in Norske Skogsindustri and Nippon Shokubai Co. negatively contributed to performance. In the financials sector, Creed Corp., NTT Urban Development Corp. and SBI E-Trade Securities generated poor results.

Portfolio Highlights

•

Auckland International Airport performed well as it benefited from new aeronautical pricing levels being set for the next five years. Increased landing charges should fund the cost of a new and expanded arrivals facility and an international terminal.

•

Autogrill manages fast food outlets and related services on highways and other locations such as airports and railway stations. Its shares rose as the company announced solid first quarter 2007 results, which included double-digit sales growth. In addition, Autogrill reported the acquisition of Alpha Airports, which will give the company a significant foothold into the UK market.

33

UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund

•

Signet Group is a jewelry retailer with operating stores in the US and UK. Its shares were under pressure following weakening US sales, unfavorable currency rates and receding speculation regarding an acquisition of the company by a private equity firm.

•

Fields Corp. designs and provides content development of amusement games and slot machines. The company also operates amusement facilities. Its shares fell due to a disappointing fiscal year in 2007 and a weak outlook.

Kaushik Patel named lead portfolio manager for UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund

Effective on July 1, 2007, Thomas Madsen, the lead portfolio manager for UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund, was replaced by Kaushik Patel. Mr. Patel has been an investment professional with UBS Global Asset Management since 2006. Prior to that, Mr. Patel spent eight years as a quantitative portfolio manager within the international equity team at JPMorgan Asset Management, where he was responsible for portfolio construction and stock selection.

This letter is intended to assist shareholders in understanding how the Fund performed during the period since its inception on March 15, 2007, through June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

34

UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund

Total return (unaudited)

Inception 03/15/07(1) to 06/30/07
UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund	7.50%
MSCI World Index ex-US(2)	11.17
Global ex-US Smaller Cap Index(3)	8.23

(1)	Performance inception date of UBS U.S. Global ex-U.S. Smaller Cap Equity Completion Relationship Fund.

(2)

The MSCI World Index ex-US is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(3)

The Fund generally invests in companies that comprise the lowest 5% of the regional segments of the MSCI World Index ex-US with respect to market capitalization. The Fund considers smaller cap equity securities to be the securities of mid and small capitalization companies that have market capitalizations below $6 billion. The return of the Global ex-US Smaller Cap Index is compiled by the Advisor.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

35

UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Auckland International Airport Ltd.	1.8%
Tullow Oil PLC	1.6
SembCorp Marine Ltd.	1.3
Autogrill SpA	1.3
Meggitt PLC	1.3
Davis Service Group PLC	1.3
Aker Kvaerner ASA	1.3
Wincor Nixdorf AG	1.3
Solarworld AG	1.2
CGI Group, Inc., Class A	1.2
Total	13.6%

Country exposure, top five (unaudited)

As of June 30, 2007

Percentage of net assets
United Kingdom	22.3%
Japan	19.4
Germany	6.7
Singapore	5.1
Denmark	5.0
Total	58.5%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

International equities
Aerospace & defense	2.45%
Air freight & logistics	0.77
Auto components	1.14
Beverages	0.61
Biotechnology	2.12
Building products	0.84
Capital markets	1.96
Chemicals	1.82
Commercial banks	1.87
Commercial services & supplies	4.69
Computers & peripherals	2.46
Construction & engineering	2.12
Construction materials	0.93
Consumer finance	1.90
Containers & packaging	0.55
Distributors	1.58
Diversified financial services	1.59
Electric utilities	1.00
Electrical equipment	1.20
Electronic equipment & instruments	2.37
Energy equipment & services	3.76
Food & staples retailing	3.78
Food products	2.61
Health care equipment & supplies	2.18
Health care providers & services	0.46
Hotels, restaurants & leisure	3.36
Household durables	0.78
Industrial conglomerates	2.23
Insurance	2.80
Internet software & services	0.15
IT services	2.23
Machinery	9.05
Media	6.34
Metals & mining	0.44
Multiline retail	1.09
Oil, gas & consumable fuels	2.51
Paper & forest products	2.03
Real estate investment trusts (REITs)	2.18
Real estate management & development	2.19
Road & rail	2.54
Semiconductors & semiconductor equipment	1.05
Specialty retail	3.75
Textiles, apparel & luxury goods	2.46
Trading companies & distributors	0.41
Transportation infrastructure	2.85
Water utilities	0.87
Wireless telecommunication services	1.11

Total international equities	99.18
Short-term investment	0.05

Total investments	99.23
Cash and other assets, less liabilities	0.77

Net assets	100.00%

36

UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

International equities — 99.18%
Australia — 0.87%
Harvey Norman Holdings Ltd.	87,592	$392,838

Austria — 1.91%
Andritz AG	4,608	305,536
Mayr Melnhof Karton AG	1,087	247,426
Wiener Staedtische Versicherung AG	4,286	306,287

		859,249

Belgium — 1.39%
Barco NV	2,985	277,470
Euronav NV	5,516	201,348
Omega Pharma SA	1,686	146,568

		625,386

Canada — 4.57%
Abitibi-Consolidated, Inc.	132,800	387,710
CGI Group, Inc., Class A*	48,200	540,709
Jean Coutu Group, Inc., Class A	29,700	432,152
QLT, Inc.*	27,000	195,672
Yellow Pages Income Fund	38,600	503,675

		2,059,918

Denmark — 4.95%
Bang & Olufsen A/S	1,150	137,831
Coloplast A/S, Class B	4,250	345,896
FLSmidth & Co. A/S	4,100	323,622
Genmab A/S*	5,875	377,712
GN Store Nord A/S*	12,600	148,952
Sydbank A/S	7,400	355,303
Topdanmark A/S*	1,775	304,098
William Demant Holding A/S*	2,400	238,760

		2,232,174

Finland — 3.99%
Konecranes Oyj	12,642	532,302
Nokian Renkaat Oyj	4,778	168,266
Sanoma-WSOY Oyj	16,244	515,998
Tietoenator Oyj	10,713	346,538
Wartsila Oyj, Class B	3,577	236,739

		1,799,843

France — 2.35%
Rhodia SA*	8,920	405,659
SCOR	5,574	151,939
Zodiac SA	6,540	503,654

		1,061,252

Germany — 6.70%
GEA Group AG*	13,998	488,986
KarstadtQuelle AG*	2,870	97,188
Pfleiderer AG	12,393	379,077
ProSiebenSat.1 Media AG, Preference shares	6,097	241,618
Rheinmetall AG	4,289	400,425
Solarworld AG	11,718	542,403
Suedzucker AG	13,648	303,678
Wincor Nixdorf AG	6,096	567,643

		3,021,018

	Shares	Value
Greece — 2.02%
Cosmote Mobile Telecommunications SA	16,172	$500,797
Hellenic Exchanges SA Holding	7,527	197,636
Motor Oil (Hellas) Corinth Refineries SA	8,002	210,541

		908,974

Hong Kong — 2.05%
ASM Pacific Technology	10,500	76,072
Cheung Kong Infrastructure Holdings Ltd.	122,000	450,136
Solomon Systech International Ltd.	518,000	74,197
Texwinca Holdings Ltd.	196,000	162,180
Yue Yuen Industrial Holdings Ltd.	52,000	161,270

		923,855

Ireland — 2.64%
DCC PLC	12,819	432,880
IAWS Group PLC	12,575	263,804
Independent News & Media PLC	97,370	494,195

		1,190,879

Italy — 3.49%
Autogrill SpA	28,378	602,625
Benetton Group SpA	11,305	197,992
Italcementi SpA	8,442	261,880
Lottomatica SpA	6,867	274,270
Mediolanum SpA	28,179	235,698

		1,572,465

Japan — 19.40%
Access Co., Ltd.*	23	69,677
Alfresa Holdings Corp.	3,000	209,299
Aoyama Trading Co., Ltd.	9,300	286,270
Arrk Corp.	37,900	342,601
Asatsu-DK, Inc.	5,500	186,274
Asics Corp.	19,000	235,021
Canon Marketing Japan, Inc.	8,900	182,156
Circle K Sunkus Co., Ltd.	13,500	235,736
COMSYS Holdings Corp.	21,000	243,387
Creed Corp.	114	274,989
EDION Corp.	8,200	106,625
FamilyMart Co., Ltd.	4,300	113,503
Fields Corp.	195	242,315
Glory Ltd.	22,000	482,437
Gunze Ltd.	26,000	152,041
Hikari Tsushin, Inc.	1,700	71,521
Hitachi High-Technologies Corp.	7,100	184,528
Itochu Techno-Solutions Corp.	3,600	141,515
Katokichi Co., Ltd.	18,500	110,286
Matsui Securities Co., Ltd.	19,800	177,376
Matsumotokiyoshi Co., Ltd.	14,100	309,771
Meitec Corp.	9,400	269,498
NET One Systems Co., Ltd.	111	122,607
NHK Spring Co., Ltd.	17,000	163,890
Nichirei Corp.	37,000	190,822
Nippon Kayaku Co., Ltd.	22,000	174,392
Nippon Shokubai Co., Ltd.	17,000	151,188
Nitori Co., Ltd.	5,100	254,741
Nitta Corp.	23,500	524,873
NTT Urban Development Corp.	188	364,930

37

UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
International equities — (concluded)
Japan — (concluded)
Park24 Co., Ltd.	13,500	$135,959
QP Corp.	32,000	307,720
Round One Corp.	49	89,145
Sapporo Holdings Ltd.	43,000	273,454
SBI E*Trade Securities Co., Ltd.	180	191,513
Sumitomo Bakelite Co., Ltd.	13,000	91,119
Sumitomo Osaka Cement Co., Ltd.	60,000	159,350
Sumitomo Titanium Corp.	1,100	102,920
Toho Titanium Co., Ltd.	2,400	97,462
Toyobo Co., Ltd.	70,000	200,690
Toyoda Gosei Co., Ltd.	6,400	180,889
Yusen Air & Sea Service Co., Ltd.	16,100	345,210

		8,749,700

Luxembourg — 0.72%
Acergy SA	14,300	324,948

Netherlands — 2.89%
Fugro NV, CVA	7,648	487,023
Randstad Holding NV	3,947	314,381
Wereldhave NV	3,591	502,840

		1,304,244

New Zealand — 2.59%
Auckland International Airport Ltd.	325,312	822,568
Sky City Entertainment Group Ltd.	87,861	344,079

		1,166,647

Norway — 3.20%
Aker Kvaerner ASA	22,500	572,330
Norske Skogindustrier ASA	25,700	371,317
TGS-Nopec Geophysical Co. ASA*	15,100	309,838
Tomra Systems ASA	21,800	191,126

		1,444,611

Portugal — 1.08%
Banco BPI SA	54,950	489,368

Singapore — 5.08%
CapitaMall Trust	175,000	482,443
Chartered Semiconductor Manufacturing Ltd.*	209,000	184,321
Jardine Cycle & Carriage Ltd.	28,000	287,180
Keppel Land Ltd.	61,000	348,685
Olam International Ltd.	190,000	382,296
SembCorp Marine Ltd.	190,000	608,199

		2,293,124

Spain — 1.87%
Antena 3 de Television SA*	8,932	186,654
Mapfre SA	53,262	265,282
Sociedad General de Aguas de Barcelona SA, Class A	10,646	391,776

		843,712

	Shares	Value
Sweden — 2.25%
Axfood AB	6,500	$230,948
Billerud AB	10,400	158,147
Elekta AB, Class B	6,000	104,398
OMX AB	17,400	521,553

		1,015,046

Switzerland — 0.84%
Speedel Holding AG*	2,557	380,986

United Kingdom — 22.33%
Arriva PLC	14,325	198,486
Balfour Beatty PLC	43,918	390,689
BBA Aviation PLC	84,388	462,201
Bovis Homes Group PLC	11,902	213,431
Cattles PLC	45,623	359,133
Close Brothers Group PLC	18,279	316,039
Cookson Group PLC	12,004	170,906
CSR PLC*	8,933	140,547
Daily Mail & General Trust, Class A (Non-voting)	34,947	537,205
Davis Service Group PLC	47,734	596,695
Electrocomponents PLC	91,248	485,573
Firstgroup PLC	39,134	524,948
FKI PLC	138,696	352,322
Galiform PLC*	41,853	114,511
Intertek Group PLC	13,401	264,800
Invensys PLC*	19,652	151,144
Investec PLC	15,452	199,518
Kesa Electricals PLC	72,665	459,279
LogicaCMG PLC	129,562	394,813
Meggitt PLC	97,401	602,420
National Express Group PLC	12,886	276,618
Provident Financial PLC	35,254	497,325
Rank Group PLC	55,391	207,167
Renishaw PLC	25,226	303,685
Signet Group PLC	189,940	396,675
Stagecoach Group PLC	39,281	144,154
Trinity Mirror PLC	18,285	194,239
Tullow Oil PLC	73,435	719,628
Weir Group PLC	27,227	399,124

		10,073,275

Total international equities
(cost $42,291,127)		44,733,512

Short-term investment — 0.05%
Investment Company — 0.05%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(1),(2)
(cost $22,700)	22,700	22,700

Total investments — 99.23%
(cost $42,313,827)		44,756,212
Cash and other assets, less liabilities — 0.77%		348,105

Net assets — 100.00%		$45,104,317

38

UBS Global ex-U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $42,313,827; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,141,631
Gross unrealized depreciation	(1,699,246)

Net unrealized appreciation	$2,442,385

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2007.
CVA	Dutch certification—depositary certificate

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

See accompanying notes to financial statements.	39

UBS International Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS International Equity Relationship Fund (the “Fund”) returned 8.60%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net US) (the “Index”), returned 11.34%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund lagged the Index due to a combination of sector allocation and stock selection.

Portfolio performance summary

What worked

•	Stock selection in financials generated good performance, and more than compensated for the negative impact our exposure to this sector had on the Fund.

•	In particular, we saw a solid contribution from ABN AMRO, the Fund’s best stock performer during the period (for more on this stock, please refer to “Portfolio Highlights” below).

•

Insurance companies Allianz and Mitsui Sumitomo generated strong performance during the period. In our view, insurance companies seem to be undergoing positive change—they appear to be better managed, with more sophisticated asset-liability management procedures in place. They also have stronger balance sheets than in the past, with less equity exposure. We find valuations in this sector attractive.

•

We avoided real estate companies, a decision that paid off for the Fund as the sector was hit by rising concerns about the state of the housing market. We therefore benefited from not holding positions in real estate investment trusts, such as Land Securities.

•

Stock selection in telecommunications added to returns over the period, with most of the contribution coming from our position in Vodafone Group (see “Portfolio Highlights” below). In telecoms, we believe the market is overly concerned about the risks associated with greater competition and further regulation in the industry, such as the European Commission’s pledge to lower mobile roaming charges. We believe any impact from these developments will not be immediately felt. We also expect to see the continued consolidation of telecom companies, including the increasing integration of wireless and wireline capabilities and the buyout of smaller firms. We remain focused on companies that generate high free cash flow, have strong market positions and acceptable debt loads.

What didn’t work

•

An underweight to materials, along with stock selection in the sector, was the largest detractor to performance over the period. However, we maintain this position, as we believe most stocks in the sector are expensive. We believe the current supply-demand imbalance impacting this sector will eventually correct. We expect that, as capacity additions are recognized and speculative flows leave the market, commodity prices and valuations will normalize. In anticipation of that, we hold select market leaders and low cost producers.

•

In the energy sector, poor results from stock selection, combined with the Fund’s exposure to the sector as a whole, detracted from Fund performance. Our views on the long-term stabilization of oil prices and correcting supply-demand fundamentals prevented us from investing heavily in the sector during the period. However, we found selected opportunities in energy stocks that we believe are attractively valued such as integrated oil companies BP and Total.

40

UBS International Equity Relationship Fund

•

In consumer discretionary, poor results from stock selection in autos drove returns. Specifically, not holding DaimlerChrysler, Volkswagen AG and Volvo AB detracted from returns over the period. We subsequently purchased DaimlerChrysler, which has been additive to performance.

Portfolio Highlights

•	ABN AMRO was the best performing stock for the period. In recent months, Barclays’ and the Royal Bank of Scotland consortium’s bids to acquire the bank boosted its stock price.

•

Vodafone was a top-performing stock in the Fund this year. We believe Vodafone offers long-term growth, is highly cash-generative, and intends to return a significant proportion of its free cash flow to shareholders via a large share buyback program.

•

Canadian Pacific Railway, which we are overweight, was up as it continues to report strong results. The shares also benefited from speculation that it had received a takeover offer. We like the company and believe it can maintain pricing power, even as energy and materials prices normalize.

•

Our overweight position in banks—including Royal Bank of Scotland, Barclays and Bank of Ireland—was the biggest drag on returns. These names suffered as Royal Bank of Scotland and Barclays continued their rivalry in the bid for ABN AMRO. In addition, the entire banking industry was affected on concerns about the US banking sector, as well as about sub-prime and rising interest rates.

Ilario Di Bon named lead portfolio manager for UBS International Equity Relationship Fund

Effective on July 1, 2007, Thomas Madsen, the lead portfolio manager for UBS International Equity Relationship Fund, was replaced by Ilario Di Bon. In this role, Mr. Di Bon is responsible for the day-to-day management of the Fund’s portfolio. Mr. Di Bon has access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are attractively valued. Mr. Di Bon works closely with the analysts to decide how to structure the UBS International Equity Relationship Fund. Ilario Di Bon is an Executive Director at UBS Global Asset Management and a member of the Global Equity Portfolio Management team. Mr. Di Bon has been an investment professional with UBS Global Asset Management since 2000 and portfolio manager of the Fund since 2007.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

41

UBS International Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	5 years ended 6/30/07	Inception 06/25/98(1) to 06/30/07
UBS International Equity Relationship Fund	8.60%	25.02%	15.17%	8.53%
MSCI World Free ex USA Index (net US)(2)	11.34	27.15	18.17	8.15

(1)

Performance inception date of UBS International Equity Relationship Fund. For illustration purposes, the since inception return for the Index is calculated as of 06/30/98, which is the closest month end to the inception date of the Fund.

(2)

The MSCI World Free ex USA Index (net US) is an unmanaged, market driven broad-based securities index which includes non-US equity. This benchmark has been calculated net of withholding tax from a US perspective.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

42

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Vodafone Group PLC	3.4%
BP PLC	3.4
Total SA	2.9
ABN AMRO Holding NV	2.7
Roche Holding AG	2.6
Allianz SE	2.4
Banco Santander Central Hispano SA	2.2
Novartis AG	2.2
Siemens AG	2.0
Credit Suisse Group	2.0
Total	25.8%

Country exposure, top five (unaudited)(1)

As of June 30, 2007

Percentage of net assets
United Kingdom	21.5%
Japan	17.7
Germany	9.9
Switzerland	9.1
Netherlands	7.7
Total	65.9%

(1)	Figures represent the direct investments of the UBS International Equity Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of June 30, 2007

International equities
Air freight & logistics	0.67%
Airlines	1.57
Auto components	1.77
Automobiles	3.55
Beverages	2.03
Capital markets	2.41
Chemicals	1.70
Commercial banks	19.68
Commercial services & supplies	0.78
Communications equipment	1.54
Construction & engineering	0.27
Construction materials	1.35
Consumer finance	0.52
Diversified financial services	0.90
Diversified telecommunication services	3.73
Electric utilities	1.40
Electronic equipment & instruments	0.44
Food & staples retailing	1.91
Food products	1.38
Gas utilities	0.36
Health care equipment & supplies	0.44
Hotels, restaurants & leisure	0.59
Household durables	0.63
Household products	0.72
Industrial conglomerates	2.00
Insurance	8.99
Internet & catalog retail	0.19
Machinery	2.66
Media	1.69
Metals & mining	1.34
Office electronics	1.07
Oil, gas & consumable fuels	7.31
Paper & forest products	1.02
Pharmaceuticals	6.95
Real estate management & development	0.89
Road & rail	1.71
Semiconductors & semiconductor equipment	2.11
Software	0.83
Specialty retail	2.49
Textiles, apparel & luxury goods	0.24
Tobacco	0.66
Trading companies & distributors	1.89
Wireless telecommunication services	4.29

Total international equities	98.67

Investment company
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.22
Short-term investment	0.88

Total investments	99.77
Cash and other assets, less liabilities	0.23

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS International Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

43

UBS International Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
International equities — 98.67%
Australia — 3.74%
National Australia Bank Ltd.	145,633	$5,064,643
Qantas Airways Ltd.	1,989,999	9,447,879
QBE Insurance Group Ltd.	305,331	8,076,420

		22,588,942

Austria — 0.48%
Telekom Austria AG	116,203	2,909,587

Belgium — 1.23%
KBC Groep NV	54,551	7,384,682

Canada — 4.30%
Alcan, Inc.	57,160	4,662,947
Canadian Pacific Railway Ltd.	94,900	6,554,136
Cott Corp.*	127,700	1,853,313
Magna International, Inc., Class A	25,000	2,288,195
Manulife Financial Corp.	82,900	3,100,433
Toronto-Dominion Bank	109,600	7,496,321

		25,955,345

Denmark — 0.57%
Novo-Nordisk A/S, Class B	31,550	3,442,820

Finland — 1.74%
Nokia Oyj	153,938	4,335,709
Stora Enso Oyj, Class R	324,364	6,137,366

		10,473,075

France — 7.57%
AXA SA	250,802	10,865,729
Compagnie Generale des Etablissements Michelin, Class B	24,534	3,448,395
France Telecom SA	418,924	11,566,651
Sanofi-Aventis	24,588	2,000,046
Total SA	218,138	17,791,095

		45,671,916

Germany — 9.86%
Allianz SE	61,830	14,526,673
DaimlerChrysler AG	48,742	4,524,873
Deutsche Postbank AG	32,696	2,879,504
E.ON AG	28,717	4,830,782
Henkel KGaA, Preference shares	82,512	4,365,410
IKB Deutsche Industriebank AG	50,965	1,865,871
MAN AG	26,545	3,835,602
Metro AG	46,293	3,852,045
Muenchener Rueckversicherungs-Gesellschaft AG	9,391	1,731,009
SAP AG	97,435	5,020,420
Siemens AG	83,563	12,052,890

		59,485,079

Greece — 0.81%
Alpha Bank AE	81,788	2,579,216
National Bank of Greece SA	39,970	2,293,730

		4,872,946

	Shares	Value
Hong Kong — 1.30%
Esprit Holdings Ltd.	297,500	$3,774,299
Sun Hung Kai Properties Ltd.	218,000	2,623,516
Yue Yuen Industrial Holdings Ltd.	462,500	1,434,370

		7,832,185

Ireland — 2.43%
Bank of Ireland	319,667	6,463,840
CRH PLC	87,150	4,320,625
Depfa Bank PLC	181,481	3,217,694
Irish Life & Permanent PLC	26,087	659,896

		14,662,055

Italy — 3.30%
Fiat SpA	113,030	3,376,278
Intesa Sanpaolo SpA	1,536,157	11,497,488
UniCredito Italiano SpA	560,802	5,032,286

		19,906,052

Japan — 17.74%
Aeon Co., Ltd.	129,200	2,402,989
Aiful Corp.	55,950	1,608,634
Asahi Breweries Ltd.	232,800	3,613,245
Bank of Yokohama Ltd.	377,000	2,645,507
Bridgestone Corp.	150,900	3,235,541
Canon, Inc.	109,800	6,447,545
East Japan Railway Co.	490	3,780,711
Fast Retailing Co., Ltd.	29,300	2,086,993
Funai Electric Co., Ltd.	18,900	1,103,683
Honda Motor Co., Ltd.	173,100	6,326,497
Hoya Corp.	79,400	2,637,531
Japan Tobacco, Inc.	807	3,985,023
KDDI Corp.	302	2,239,399
Kubota Corp.	309,000	2,509,645
Mitsubishi Corp.	224,400	5,886,798
Mitsui Fudosan Co., Ltd.	98,000	2,753,949
Mitsui Sumitomo Insurance Co., Ltd.	355,000	4,561,299
Nitto Denko Corp.	83,700	4,228,337
NOK Corp.	80,800	1,706,233
Nomura Holdings, Inc.	137,700	2,684,102
NTN Corp.	226,000	1,951,172
NTT DoCoMo, Inc.	2,059	3,260,954
Rohm Co., Ltd.	45,200	4,019,817
Shin-Etsu Chemical Co., Ltd.	58,800	4,207,334
SMC Corp.	16,000	2,131,168
Sompo Japan Insurance, Inc.	188,000	2,304,097
Sumitomo Mitsui Financial Group, Inc.	692	6,463,350
Sumitomo Trust & Banking Co., Ltd.	263,000	2,509,848
Takefuji Corp.	45,970	1,545,712
Tokyo Gas Co., Ltd.	459,000	2,177,105
Toyota Motor Corp.	113,100	7,164,914
Yamada Denki Co., Ltd.	27,020	2,826,539

		107,005,671

Netherlands — 7.66%
ABN AMRO Holding NV	349,738	16,117,666
ASML Holding NV*	178,491	4,952,362
ING Groep NV CVA	122,244	5,425,143
Koninklijke Philips Electronics NV	62,773	2,681,341
Reed Elsevier NV	211,144	4,040,828

44

UBS International Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
International equities — (concluded)
Netherlands — (concluded)
Royal KPN NV	313,068	$5,220,254
STMicroelectronics NV	193,291	3,754,099
TNT NV	88,757	4,015,885

		46,207,578

Norway — 1.45%
Statoil ASA	191,800	5,968,390
Telenor ASA*	142,600	2,799,066

		8,767,456

Spain — 2.23%
Banco Santander Central Hispano SA	725,567	13,443,835

Sweden — 1.76%
Sandvik AB	277,500	5,639,914
Telefonaktiebolaget LM Ericsson, Class B	1,234,000	4,954,620

		10,594,534

Switzerland — 9.05%
Clariant AG*	111,732	1,820,276
Credit Suisse Group	165,570	11,839,983
Holcim Ltd.	35,430	3,851,907
Nestle SA	14,745	5,625,190
Novartis AG	236,494	13,359,055
Roche Holding AG	86,664	15,424,276
Straumann Holding AG	9,438	2,657,939

		54,578,626

United Kingdom — 21.45%
AstraZeneca PLC	86,468	4,658,664
Balfour Beatty PLC	181,857	1,617,779
Barclays PLC	816,469	11,411,278
BP PLC	1,677,851	20,316,834
British Sky Broadcasting Group PLC	260,449	3,347,249
Cadbury Schweppes PLC	199,861	2,729,118
Carnival PLC	74,150	3,551,280

	Shares	Value
United Kingdom — (concluded)
Diageo PLC	324,885	$6,765,404
Experian Group Ltd.	269,468	3,406,342
GlaxoSmithKline PLC	115,838	3,035,616
Home Retail Group PLC	124,434	1,146,930
Kesa Electricals PLC	391,892	2,476,951
Kingfisher PLC	849,920	3,865,731
Prudential PLC	587,493	8,423,377
Rentokil Initial PLC	411,267	1,325,514
Rio Tinto PLC	44,621	3,429,123
Royal Bank of Scotland Group PLC	813,276	10,337,773
Scottish & Southern Energy PLC	124,162	3,612,788
Tesco PLC	627,597	5,274,261
Vodafone Group PLC	6,039,221	20,349,710
Wolseley PLC	227,413	5,489,150
WPP Group PLC	185,899	2,794,179

		129,365,051

Total international equities
(cost $500,851,422)		595,147,435

Investment company — 0.22%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(1)
(cost $1,258,500)	125,850	1,352,850

Short-term investment — 0.88%
Other — 0.88%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(1),(2) (cost $5,277,882)	5,277,882	5,277,882

Total investments — 99.77%
(cost $507,387,804)		601,778,167
Cash and other assets, less liabilities — 0.23%		1,416,655

Net assets — 100.00%		$603,194,822

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $507,387,804; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$103,959,620
Gross unrealized depreciation	(9,569,257)

Net unrealized appreciation	$94,390,363

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2007.
CVA	Dutch certification — depositary certificate

Preference shares — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

45

UBS International Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

Forward foreign currency contracts

UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of June 30, 2007:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Australian Dollar	18,325,000	USD	15,220,771	11/05/07	$(258,152)
Swiss Franc	10,035,000	USD	8,260,494	11/05/07	(29,122)
Danish Krone	29,280,000	USD	5,321,160	11/05/07	(21,716)
Euro	7,495,000	JPY	1,225,915,928	11/05/07	(65,082)
Euro	117,825,000	USD	159,702,362	11/05/07	(385,812)
Great Britain Pound	35,565,000	USD	70,199,264	11/05/07	(1,070,230)
Japanese Yen	3,364,200,000	USD	28,255,010	11/05/07	487,940
Japanese Yen	417,600,000	USD	3,427,466	11/05/07	(19,276)
Norwegian Krone	33,000,000	USD	5,464,698	11/05/07	(140,572)
Swedish Krona	47,910,000	USD	7,075,399	11/05/07	30,677
Swedish Krona	90,160,000	USD	13,185,979	11/05/07	(71,213)
Singapore Dollar	5,345,000	USD	3,510,546	11/05/07	(15,397)
United States Dollar	34,581,163	CHF	41,625,000	11/05/07	(195,984)
United States Dollar	5,320,492	DKK	29,280,000	11/05/07	22,383
United States Dollar	63,815,479	EUR	47,180,000	11/05/07	287,725
United States Dollar	27,911,347	GBP	14,115,000	11/05/07	374,015
United States Dollar	74,013,332	JPY	8,682,800,000	11/05/07	(2,348,175)
United States Dollar	54,591,536	SEK	370,480,000	11/05/07	(115,889)
United States Dollar	15,654,475	SGD	23,485,000	11/05/07	(162,092)

Net unrealized depreciation on forward foreign currency contracts					$(3,695,972)

Currency type abbreviations:

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

46	See accompanying notes to financial statements.

UBS Small-Cap Equity Relationship Fund

Portfolio performance

Over the six months ended June 30, 2007, UBS Small-Cap Equity Relationship Fund (the “Fund”) returned 10.03%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), returned 6.45%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s outperformance was driven by strong stock selection, supported by solid industry positioning.

Portfolio performance summary

What worked

•

Stock selection was strong during the period, and the largest contributor to performance overall. Top performing holdings over the period included internet communication provider WebEx, software company Witness Systems*, and real estate holdings Felcor Lodging and Vail Resorts.

•

The pickup in the level of merger and acquisition activity in small-cap stocks, which began in 2006, has continued and has had positive effects on this space. Four of our holdings were acquired in the first quarter of 2007 alone, including a bank, a real estate investment trust (REIT) and two software companies. We continue to find significant opportunities via active stock selection.

•

An overweight to materials stocks has performed well in the Fund. We continue to monitor the fundamentals associated with these companies, as concerns of a prolonged slowdown in the housing market could weigh on some holdings. Within the sector, we own some mining and metals stocks that performed very well during the period.

•

We are overweighted to capital goods stocks relative to our benchmark. In particular, we are focused on industrial parts companies. This reflects a bullish stance on infrastructure spending and continued nonresidential-construction spending.

•

Our underweight to banking stocks, particularly to smaller banks, positively affected performance. We believe many smaller banks appear to be expensive in the face of deteriorating fundamentals. Signs of these headwinds include a flat yield curve, increasing credit costs, lower mortgage revenue, and negative loan and deposit pricing trends.

What didn’t work

•

Our overweight position in REITs detracted from results during the period. However, our exposure in this sector is less about housing and more about specific urban, upscale hotels in the northeast and western United States, where markets are built out and pricing power remains intact. We continue to hold the position, as we believe the market will bear out our estimate of valuation.

•

Our overweight to construction and real property stocks dampened our results. Stock selection in this sector, including our positions in NCI Building Systems, Sterling Construction and Trex Inc.*, underperformed.

•

Energy remains one of our larger industry underweights, particularly energy reserves and oil refining stocks. Though our limited exposure to refineries detracted from results during the period, we believe our bearish view on long-run oil prices will be borne out by the market, causing these stocks to suffer. We remain underweight in this space.

*	This holding was sold during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

47

UBS Small-Cap Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07
UBS Small-Cap Equity Relationship Fund	10.03%	22.87%	13.93%	11.69%
Russell 2000 Index(1)	6.45	16.43	13.88	9.06

(1)	Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

48

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2007

Percentage of net assets
FelCor Lodging Trust, Inc.	2.5%
MFA Mortgage Investments, Inc.	1.9
Lazard Ltd., Class A	1.7
Interline Brands, Inc.	1.7
Alpha Natural Resources, Inc.	1.7
National Financial Partners Corp.	1.6
Hexcel Corp.	1.6
A.O. Smith Corp.	1.5
Cytec Industries, Inc.	1.5
Foundation Coal Holdings, Inc.	1.5
Total	17.2%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Equities
Aerospace & defense	3.37%
Air freight & logistics	2.01
Auto components	0.58
Biotechnology	0.53
Building products	2.13
Capital markets	5.02
Chemicals	1.51
Commercial banks	1.84
Commercial services & supplies	2.01
Communications equipment	4.53
Computers & peripherals	0.06
Construction & engineering	0.48
Consumer finance	1.03
Diversified consumer services	1.66
Diversified financial services	1.13
Diversified telecommunication services	1.54
Electrical equipment	3.28
Electronic equipment & instruments	1.66
Energy equipment & services	2.41
Food & staples retailing	1.39
Food products	0.26
Gas utilities	1.21
Health care equipment & supplies	2.64
Health care providers & services	1.63
Hotels, restaurants & leisure	0.90
Household durables	2.92
Industrial conglomerates	1.41
Insurance	3.62
Internet & catalog retail	0.10
Internet software & services	4.23
IT services	2.58
Machinery	3.46
Media	0.97
Metals & mining	1.02
Oil, gas & consumable fuels	3.13
Real estate investment trusts (REITs)	9.00
Road & rail	2.42
Semiconductors & semiconductor equipment	1.96
Software	4.39
Specialty retail	3.08
Textiles, apparel & luxury goods	1.97
Trading companies & distributors	5.71

Total equities	96.78
Short-term investments	3.44

Total investments	100.22
Liabilities, in excess of cash and other assets	(0.22)

Net assets	100.00%

49

UBS Small-Cap Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
Equities — 96.78%
Aerospace & defense — 3.37%
Hexcel Corp.*	431,200	$9,085,384
LMI Aerospace, Inc.*	170,300	4,136,587
Triumph Group, Inc.	99,300	6,501,171

		19,723,142

Air freight & logistics — 2.01%
ABX Air, Inc.*	566,800	4,568,408
Dynamex, Inc.*	89,400	2,282,382
Pacer International, Inc.	207,600	4,882,752

		11,733,542

Auto components — 0.58%
Drew Industries, Inc.*	102,800	3,406,792

Biotechnology — 0.53%
Alkermes, Inc.*	213,800	3,121,480

Building products — 2.13%
Insteel Industries, Inc.	262,700	4,728,600
NCI Building Systems, Inc.*	156,400	7,715,212

		12,443,812

Capital markets — 5.02%
Apollo Investment Corp.	166,300	3,578,776
GFI Group, Inc.*	49,500	3,587,760
Lazard Ltd., Class A	219,900	9,902,097
optionsXpress Holdings, Inc.	183,100	4,698,346
PennantPark Investment Corp.	541,500	7,602,660

		29,369,639

Chemicals — 1.51%
Cytec Industries, Inc.	138,900	8,857,653

Commercial banks — 1.84%
Colonial BancGroup, Inc.	276,800	6,911,696
Cullen/Frost Bankers, Inc.	72,200	3,860,534

		10,772,230

Commercial services & supplies — 2.01%
Angelica Corp.	16,955	357,411
Innerworkings, Inc.*	263,800	4,226,076
LECG Corp.*	212,300	3,207,853
PeopleSupport, Inc.*	350,300	3,975,905

		11,767,245

Communications equipment — 4.53%
Acme Packet, Inc.*	23,100	265,419
BigBand Networks, Inc.*	93,700	1,228,407
Black Box Corp.	126,100	5,218,018
F5 Networks, Inc.*	92,600	7,463,560
Harris Corp.	97,900	5,340,445
OpNext, Inc.*	191,700	2,538,108
Powerwave Technologies, Inc.*	589,100	3,946,970
Starent Networks Corp.*	35,400	520,380

		26,521,307

Computers & peripherals — 0.06%
Data Domain, Inc.*	14,100	324,300

	Shares	Value
Construction & engineering — 0.48%
Sterling Construction Co., Inc.*	131,300	$2,776,995

Consumer finance — 1.03%
Dollar Financial Corp.*	212,200	6,047,700

Diversified consumer services — 1.66%
Coinstar, Inc.*	144,400	4,545,712
Regis Corp.	135,600	5,186,700

		9,732,412

Diversified financial services — 1.13%
Primus Guaranty Ltd.*	619,100	6,636,752

Diversified telecommunication services — 1.54%
Aruba Networks, Inc.*	98,400	1,977,840
NeuStar, Inc., Class A*	241,700	7,002,049

		8,979,889

Electrical equipment — 3.28%
A.O. Smith Corp.	223,900	8,931,371
Franklin Electric Co., Inc.	76,322	3,600,872
Regal-Beloit Corp.	143,500	6,678,490

		19,210,733

Electronic equipment & instruments — 1.66%
Daktronics, Inc.	152,500	3,275,700
Newport Corp.*	415,100	6,425,748

		9,701,448

Energy equipment & services — 2.41%
Oil States International, Inc.*	190,800	7,887,672
Tetra Technologies, Inc.*	220,800	6,226,560

		14,114,232

Food & staples retailing — 1.39%
Nash Finch Co.	83,600	4,138,200
Susser Holdings Corp.*	246,600	3,997,386

		8,135,586

Food products — 0.26%
Maui Land & Pineapple Co., Inc.*	41,379	1,519,850

Gas utilities — 1.21%
Equitable Resources, Inc.	142,800	7,077,168

Health care equipment & supplies — 2.64%
Cutera, Inc.*	112,300	2,798,516
Medical Action Industries, Inc.*	147,600	2,665,656
Mentor Corp.	96,900	3,941,892
Microtek Medical Holdings, Inc.*	315,360	1,450,656
Syneron Medical Ltd.*	183,500	4,578,325

		15,435,045

Health care providers & services — 1.63%
LifePoint Hospitals, Inc.*	147,000	5,685,960
Matria Healthcare, Inc.*	126,900	3,842,532

		9,528,492

Hotels, restaurants & leisure — 0.90%
Vail Resorts, Inc.*	86,700	5,277,429

50

UBS Small-Cap Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
Equities — (concluded)
Household durables — 2.92%
Ethan Allen Interiors, Inc.	176,400	$6,041,700
Syntax-Brillian Corp.*	688,300	3,386,436
Tempur-Pedic International, Inc.	296,300	7,674,170

		17,102,306

Industrial conglomerates — 1.41%
Walter Industries, Inc.	284,919	8,251,254

Insurance — 3.62%
Castlepoint Holdings Ltd.	337,100	4,951,999
National Financial Partners Corp.	204,200	9,456,502
Tower Group, Inc.	211,500	6,746,850

		21,155,351

Internet & catalog retail — 0.10%
FTD Group, Inc.	31,856	586,469

Internet software & services — 4.23%
Art Technology Group, Inc.*	1,254,100	3,335,906
Limelight Networks, Inc.*	77,300	1,528,994
Openwave Systems, Inc.	286,300	1,792,238
TheStreet.com, Inc.	263,300	2,864,704
Tumbleweed Communications Corp.*	1,095,500	2,793,525
ValueClick, Inc.*	187,800	5,532,588
Websense, Inc.*	325,200	6,910,500

		24,758,455

IT services — 2.58%
CACI International, Inc., Class A*	88,800	4,337,880
RightNow Technologies, Inc.*	298,700	4,901,667
SRA International, Inc., Class A*	231,400	5,845,164

		15,084,711

Machinery — 3.46%
Chart Industries, Inc.*	152,400	4,334,256
Graco, Inc.	148,700	5,989,636
Mueller Water Products, Inc., Class B	418,590	6,278,850
Nordson Corp.	72,700	3,646,632

		20,249,374

Media — 0.97%
Valassis Communications, Inc.*	329,500	5,664,105

Metals & mining — 1.02%
Quanex Corp.	122,700	5,975,490

Oil, gas & consumable fuels — 3.13%
Alpha Natural Resources, Inc.*	466,600	9,700,614
Foundation Coal Holdings, Inc.	212,000	8,615,680

		18,316,294

Real estate investment trusts (REITs) — 9.00%
American Financial Realty Trust	428,700	4,424,184
Anworth Mortgage Asset Corp.	441,749	3,997,828
Capital Lease Funding, Inc.	611,900	6,577,925
CBRE Realty Finance, Inc.	314,800	3,742,972
FelCor Lodging Trust, Inc.	567,100	14,761,613

	Shares	Value
Real estate investment trusts (REITs) — (concluded)
MFA Mortgage Investments, Inc.	1,517,834	$11,049,832
RAIT Financial Trust	310,540	8,080,251

		52,634,605

Road & rail — 2.42%
Genesee & Wyoming, Inc. Class A*	229,045	6,834,703
Kansas City Southern, Inc.*	194,300	7,294,022

		14,128,725

Semiconductors & semiconductor equipment — 1.96%
AuthenTec, Inc.*	131,300	1,358,955
ON Semiconductor Corp.*	593,600	6,363,392
Sirf Technology Holdings, Inc.*	179,700	3,726,978

		11,449,325

Software — 4.39%
Comverge, Inc.*	86,300	2,676,163
Double-Take Software, Inc.*	6,700	109,947
Glu Mobile, Inc.*	169,000	2,349,100
Nuance Communications, Inc.*	200,200	3,349,346
Quest Software, Inc.*	169,000	2,736,110
Secure Computing Corp.*	319,400	2,424,246
Smith Micro Software, Inc.*	354,317	5,336,014
Sourcefire, Inc.*	7,400	103,526
Vasco Data Security International, Inc.*	289,255	6,583,444

		25,667,896

Specialty retail — 3.08%
AnnTaylor Stores Corp.*	117,200	4,151,224
Casual Male Retail Group, Inc.*	671,600	6,783,160
Conn’s, Inc.*	248,500	7,097,160

		18,031,544

Textiles, apparel & luxury goods — 1.97%
Movado Group, Inc.	177,170	5,977,716
True Religion Apparel, Inc.*	271,500	5,519,595

		11,497,311

Trading companies & distributors — 5.71%
Beacon Roofing Supply, Inc.*	348,000	5,912,520
Interline Brands, Inc.*	377,900	9,855,632
Rush Enterprises, Inc., Class A*	298,000	6,472,560
United Rentals, Inc.*	125,700	4,090,278
Watsco, Inc.	129,800	7,061,120

		33,392,110

Total equities (cost $507,080,576)		566,160,198

Short-term investments — 3.44%
Other — 3.30%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(1),(2) (cost $19,282,712)	19,282,712	19,282,712

51

UBS Small-Cap Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face Amount	Value
Short-term investments — (concluded)
US government obligation — 0.14%
US Treasury Bills, 4.81%, due 12/20/07(3),(4) (cost $826,025)	$845,000	$826,055

Total short-term investments (cost $20,108,737)		20,108,767

Total investments — 100.22% (cost $527,189,313)		586,268,965
Liabilities, in excess of cash and other assets — (0.22)%		(1,286,106)

Net assets — 100.00%		$584,982,859

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $527,189,313; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$73,502,254
Gross unrealized depreciation	(14,422,602)

Net unrealized appreciation	$59,079,652

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2007.
(3)	The rate shown is the effective yield at the date of purchase.
(4)	This security was pledged to cover margin requirements for futures contracts.

Futures contracts

UBS Small-Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2007:

	Expiration date	Cost	Value	Unrealized depreciation
Index futures buy contracts:
Russell 2000, 75 contracts	September 2007	$6,361,350	$6,315,750	$(45,600)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2007 was $826,055.

52	See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 7.45%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 7.18%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund is a core equity fund that has the flexibility to invest in both long and short positions as it seeks to maximize total returns. During the period, this flexibility yielded results that led to the Fund’s outperformance due to stock selection. Industry exposure slightly detracted from performance.

Portfolio performance summary

What worked

•

Stock selection was strong during the period, and the largest contributor to performance overall. In our opinion, despite some volatility, the US equity market was at or near fair value for most of the six-month period. Careful research and analysis helped us to identify a number of price-to-intrinsic-value discrepancies that provided what we viewed as attractive investment opportunities. During the period, long positions in Medco Health Solutions and Johnson Controls were top contributors to performance. (For details, refer to “Portfolio Highlights.”)

•

While one of our drug stocks, Allergan, was among the worst-performing stocks over the period (see “Portfolio Highlights,” below), we saw generally positive results from our holdings in this sector. In particular, we saw strong performance from Wyeth, Bristol Myers Squibb and Merck & Co. We continue to hold an overweight to drug stocks, and view those players that possess unique or non-commodity product concentrations, or have strong and expanding product pipelines, as being attractive.

•

Select automotive parts supplier stocks also provided solid sources of return over the period. Borg Warner’s performance surged after strong engine group sales and its announcement that it will provide secondary air pump systems to a variety of Toyota light truck models throughout North America and Japan. Johnson Controls was also a top contributor during the period, as rising energy costs have increased demand for the company’s building-efficiency products.

•

In transportation, an overweight to rail stocks was the biggest contributor to performance, despite a decline in freight volume that has hurt the industry so far this year. In our view, these stocks continue to provide us with an attractive opportunity: pricing power is still strong and, we believe, sustainable because the excess capacity that had been in rail space for decades is gone. Additionally, rails continue to gain share from trucking because, while rail rates are increasing, trucking rates are rising more rapidly. We also generated positive results from our positioning in airline stocks; we held a short position in US Airways and a long position in Southwest Airlines, both of which we have since closed. In the case of the former, our short position added to performance when US Airways’ shares traded lower due to climbing oil prices.

•

The portfolio also benefited by what we did not own. The portfolio’s underweight position in real estate investment trusts (REITs) had a positive impact on results, as the industry generally underperformed other sectors of the market.

What didn’t work

•

Industry selection on the whole detracted from Fund performance, with our underweights to oil refining, and mining and metals, and our overweight to banks, having the biggest negative impact on performance.

53

UBS U.S. Equity Alpha Relationship Fund

•

The largest detractor from performance was our overweight to banks—also the largest position in the Fund’s portfolio. The financial sector in general underperformed during the period as investors’ focus on subprime lending issues and levered debt weighed heavily on stock prices.

We continue to find what we view to be very attractive valuations in this space and, in many cases, believe the underlying balance sheets are strong. We continue to maintain an overweight in this area in general, but there are some sub-components where we continue to take a cautious stance. For example, we have shorted some regional banks and utilized the proceeds to increase our overweight to diversified financials, which we view as being more attractively priced.

•

In energy, limited exposure to integrated oil companies hurt us during the period. However, we believe our bearish view on long-run oil prices will be borne out by the market, causing these stocks to underperform other opportunities in the market. Oil price volatility remains, and while oil prices are still well above our expected normal price, we believe tight spare capacity and concerns over supply interruptions in Iran, Iraq and Nigeria could be with us well through the current year.

•

In the materials sector, an underweight to metals and mining stocks detracted from performance, as commodities prices in general surged. Our short position in Freeport-McMoRan Copper & Gold hurt performance when its stock price rose during the period, making it one of the largest detractors to performance in the portfolio at the stock level. However, we continue to short this stock, and believe the company is currently over-earning and over-levered to rising demand for materials from China. We believe the market is overestimating this demand surge and underestimating the supply response, and that earnings will collapse over time.

Portfolio Highlights

•

Medco Health Solutions was the top contributor to performance in the period. We continue to have a strong belief in Medco’s ability to perform well, since we believe the company is positioned to benefit from several favorable trends affecting the pharmacy benefit management industry.

•

Johnson Controls was another strong performer during the period. Rising energy costs have increased demand for the company’s building efficiency products. We believe the diversification that Johnson Controls retains in terms of customer, geography, product and business line will enable the company to continue to produce solid results.

•

A long position in Allergan, whose best-known product is Botox, detracted from performance, based on speculation that profits would fall in the wake of its acquisition of Inamed. We continue to overweight our position as the aging baby boomer population has a growing appreciation for the aesthetic market, which should drive revenues higher with a desire for anti-aging products.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

54

UBS U.S. Equity Alpha Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	Inception 09/20/05(1) to 06/30/07
UBS U.S. Equity Alpha Relationship Fund	7.45%	25.24%	17.87%
Russell 1000 Index(2)	7.18	20.43	14.62

(1)	Performance inception date of UBS U.S. Equity Alpha Relationship Fund.

(2)	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

55

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)*(1)

As of June 30, 2007

Percentage of net assets
Morgan Stanley	4.7%
Citigroup, Inc.	4.6
Wells Fargo & Co.	4.5
Microsoft Corp.	3.4
General Electric Co.	3.3
Wyeth	3.0
Intel Corp.	3.0
JPMorgan Chase & Co.	3.0
Carnival Corp.	2.9
Johnson Controls, Inc.	2.9
Total	35.3%

*	Top ten holdings are all long positions.
(1)	Figures represent the direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of June 30, 2007

Equities
Air freight & logistics	2.87%
Auto components	4.97
Automobiles	0.91
Beverages	1.58
Biotechnology	3.13
Building products	1.97
Capital markets	8.62
Commercial banks	9.42
Computers & peripherals	0.98
Diversified financial services	7.63
Diversified telecommunication services	2.31
Electric utilities	3.40
Energy equipment & services	2.26
Food & staples retailing	2.97
Health care equipment & supplies	0.70
Health care providers & services	2.83
Hotels, restaurants & leisure	2.91
Household durables	1.14
Industrial conglomerates	3.27
Insurance	3.29
Internet & catalog retail	1.22
Internet software & services	1.04
Machinery	3.56
Media	5.39
Multi-utilities	1.65
Multiline retail	0.91
Oil, gas & consumable fuels	3.86
Pharmaceuticals	9.77
Road & rail	2.39
Semiconductors & semiconductor equipment	7.19
Software	8.15
Specialty retail	2.43

Textiles, apparel & luxury goods	0.80
Thrifts & mortgage finance	1.45
Wireless telecommunication services	2.45

Total equities	119.42
Investment company
SPDR Trust, Series 1	0.51

Total investments before investments sold short	119.93
Investments sold short
Equities sold short
Air freight & logistics	(1.86)
Automobiles	(0.87)
Capital markets	(1.79)
Commercial banks	(1.85)
Construction materials	(0.43)
Diversified financial services	(0.44)
Diversified telecommunication services	(0.51)
Food & staples retailing	(0.49)
Food products	(0.35)
Health care equipment & supplies	(0.36)
Health care providers & services	(0.65)
Hotels, restaurants & leisure	(0.60)
Household durables	(0.94)
IT services	(0.63)
Leisure equipment & products	(0.47)
Machinery	(0.58)
Media	(0.67)
Metals & mining	(1.62)
Multiline retail	(0.80)
Oil, gas & consumable fuels	(1.77)
Pharmaceuticals	(1.12)
Software	(1.43)
Specialty retail	(0.88)

Total investments sold short	(21.11)

Total investments, net of investments sold short	98.82
Cash and other assets, less liabilities	1.18

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

56

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — 119.42%
Air freight & logistics — 2.87%
FedEx Corp.(1)	242,700	$26,932,419

Auto components — 4.97%
BorgWarner, Inc.(1)	225,300	19,384,812
Johnson Controls, Inc.(1)	234,500	27,148,065

		46,532,877

Automobiles — 0.91%
Harley-Davidson, Inc.(1)	142,400	8,488,464

Beverages — 1.58%
Anheuser-Busch Cos., Inc.(1)	127,400	6,645,184
Constellation Brands, Inc., Class A*(1)	335,200	8,138,656

		14,783,840

Biotechnology — 3.13%
Amgen, Inc.*	57,200	3,162,588
Cephalon, Inc.*(1)	52,700	4,236,553
Genzyme Corp.*(1)	267,900	17,252,760
Millennium Pharmaceuticals, Inc.*(1)	439,800	4,648,686

		29,300,587

Building products — 1.97%
Masco Corp.(1)	649,700	18,496,959

Capital markets — 8.62%
Bank of New York Co., Inc.(1)	482,400	19,990,656
Blackstone Group LP*	131,724	3,855,561
Mellon Financial Corp.(1)	302,200	13,296,800
Morgan Stanley(1)	520,200	43,634,376

		80,777,393

Commercial banks — 9.42%
City National Corp.(1)	81,100	6,170,899
Fifth Third Bancorp(1)	552,200	21,960,994
PNC Financial Services Group, Inc.(1)	253,300	18,131,214
Wells Fargo & Co.(1)	1,194,200	42,000,014

		88,263,121

Computers & peripherals — 0.98%
Dell, Inc.*(1)	322,200	9,198,810

Diversified financial services — 7.63%
Citigroup, Inc.(1)	845,600	43,370,824
JPMorgan Chase & Co.(1)	581,400	28,168,830

		71,539,654

Diversified telecommunication services — 2.31%
AT&T, Inc.(1)	522,400	21,679,600

Electric utilities — 3.40%
American Electric Power Co., Inc.(1)	185,700	8,363,928
Exelon Corp.	208,200	15,115,320
Pepco Holdings, Inc.(1)	296,300	8,355,660

		31,834,908

	Shares	Value

Energy equipment & services — 2.26%
ENSCO International, Inc.(1)	158,900	$9,694,489
Halliburton Co.(1)	333,000	11,488,500

		21,182,989

Food & staples retailing — 2.97%
Costco Wholesale Corp.(1)	245,200	14,349,104
SYSCO Corp.(1)	407,700	13,450,023

		27,799,127

Health care equipment & supplies — 0.70%
Medtronic, Inc.	126,300	6,549,918

Health care providers & services — 2.83%
Medco Health Solutions, Inc.*(1)	175,100	13,656,049
UnitedHealth Group, Inc.(1)	252,200	12,897,508

		26,553,557

Hotels, restaurants & leisure — 2.91%
Carnival Corp.(1)	559,200	27,272,184

Household durables — 1.14%
Fortune Brands, Inc.(1)	129,200	10,642,204

Industrial conglomerates — 3.27%
General Electric Co.(1)	800,000	30,624,000

Insurance — 3.29%
Aflac, Inc.	248,700	12,783,180
Hartford Financial Services Group, Inc.(1)	183,600	18,086,436

		30,869,616

Internet & catalog retail — 1.22%
Amazon.com, Inc.*(1)	167,700	11,472,357

Internet software & services — 1.04%
Yahoo!, Inc.*(1)	357,800	9,707,114

Machinery — 3.56%
Illinois Tool Works, Inc.(1)	388,200	21,036,558
PACCAR, Inc.	141,900	12,350,976

		33,387,534

Media — 5.39%
McGraw-Hill Cos., Inc.(1)	189,100	12,873,928
News Corp., Class A(1)	533,000	11,304,930
Omnicom Group, Inc.(1)	315,000	16,669,800
Viacom, Inc., Class B*(1)	232,000	9,658,160

		50,506,818

Multi-utilities — 1.65%
Sempra Energy(1)	260,900	15,453,107

Multiline retail — 0.91%
Target Corp.	134,400	8,547,840

Oil, gas & consumable fuels — 3.86%
ConocoPhillips(1)	302,000	23,707,000
EOG Resources, Inc.(1)	87,400	6,385,444
Sunoco, Inc.(1)	76,200	6,071,616

		36,164,060

57

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — (concluded)
Pharmaceuticals — 9.77%
Allergan, Inc.(1)	340,000	$19,597,600
Bristol-Myers Squibb Co.(1)	327,500	10,335,900
Johnson & Johnson(1)	227,500	14,018,550
Merck & Co., Inc.(1)	383,100	19,078,380
Wyeth(1)	496,900	28,492,246

		91,522,676

Road & rail — 2.39%
Burlington Northern Santa Fe Corp.(1)	263,400	22,425,876

Semiconductors & semiconductor equipment — 7.19%
Analog Devices, Inc.(1)	521,200	19,617,968
Intel Corp.(1)	1,192,500	28,333,800
Linear Technology Corp.(1)	254,300	9,200,574
Xilinx, Inc.(1)	382,500	10,239,525

		67,391,867

Software — 8.15%
BEA Systems, Inc.*(1)	452,100	6,189,249
Citrix Systems, Inc.*	234,000	7,878,780
Intuit, Inc.*(1)	241,700	7,270,336
Microsoft Corp.(1)	1,094,400	32,251,968
Red Hat, Inc.*	173,700	3,870,036
Symantec Corp.*(1)	937,600	18,939,520

		76,399,889

Specialty retail — 2.43%
Chico’s FAS, Inc.*(1)	213,800	5,203,892
Home Depot, Inc.(1)	446,100	17,554,035

		22,757,927

Textiles, apparel & luxury goods — 0.80%
Coach, Inc.*(1)	157,400	7,459,186

Thrifts & mortgage finance — 1.45%
Freddie Mac(1)	223,800	13,584,660

Wireless telecommunication services — 2.45%
Sprint Nextel Corp.(1)	1,109,100	22,969,461

Total equities (cost $1,005,173,616)		1,119,072,599

Investment company — 0.51%
SPDR Trust, Series 1 (cost $4,784,698)	32,000	4,813,760

Total investments before investments sold short — 119.93% (cost $1,009,958,314)		1,123,886,359

Investments sold short — (21.11)%
Equities — (21.11)%
Air freight & logistics — (1.86)%
C.H. Robinson Worldwide, Inc.	(175,400)	(9,212,008)
Expeditors International of Washington, Inc.	(198,300)	(8,189,790)

		(17,401,798)

	Shares	Value

Automobiles — (0.87)%
Ford Motor Co.	(364,800)	$(3,436,416)
General Motors Corp.	(124,700)	(4,713,660)

		(8,150,076)

Capital markets — (1.79)%
Bear Stearns Cos., Inc.	(53,900)	(7,546,000)
Charles Schwab Corp.	(225,500)	(4,627,260)
Goldman Sachs Group, Inc.	(21,300)	(4,616,775)

		(16,790,035)

Commercial banks — (1.85)%
BB&T Corp.	(106,300)	(4,324,284)
Comerica, Inc.	(73,400)	(4,365,098)
KeyCorp	(127,900)	(4,390,807)
Regions Financial Corp.	(127,900)	(4,233,490)

		(17,313,679)

Construction materials — (0.43)%
Vulcan Materials Co.	(35,400)	(4,054,716)

Diversified financial services — (0.44)%
Chicago Mercantile Exchange Holdings, Inc., Class A	(7,700)	(4,114,572)

Diversified telecommunication services — (0.51)%
Qwest Communications International, Inc.	(495,700)	(4,808,290)

Food & staples retailing — (0.49)%
Walgreen Co.	(105,000)	(4,571,700)

Food products — (0.35)%
Hershey Co.	(64,400)	(3,259,928)

Health care equipment & supplies — (0.36)%
Zimmer Holdings, Inc.	(39,400)	(3,344,666)

Health care providers & services — (0.65)%
Amedisys, Inc.	(166,800)	(6,059,844)

Hotels, restaurants & leisure — (0.60)%
Darden Restaurants, Inc.	(128,500)	(5,652,715)

Household durables — (0.94)%
Lennar Corp., Class A	(56,800)	(2,076,608)
Stanley Works	(110,400)	(6,701,280)

		(8,777,888)

IT services — (0.63)%
Cognizant Technology Solutions Corp., Class A	(79,000)	(5,932,110)

Leisure equipment & products — (0.47)%
Mattel, Inc.	(172,600)	(4,365,054)

Machinery — (0.58)%
Cummins, Inc.	(54,000)	(5,465,340)

Media — (0.67)%
Gannett Co., Inc.	(42,800)	(2,351,860)
New York Times Co., Class A	(155,700)	(3,954,780)

		(6,306,640)

58

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Investments sold short — (concluded)
Equities — (concluded)
Metals & mining — (1.62)%
Freeport-McMoRan Copper & Gold, Inc.	(73,100)	$(6,054,142)
Nucor Corp.	(155,200)	(9,102,480)

		(15,156,622)

Multiline retail — (0.80)%
Sears Holdings Corp.	(44,400)	(7,525,800)

Oil, gas & consumable fuels — (1.77)%
Devon Energy Corp.	(64,200)	(5,026,218)
Tesoro Corp.	(135,400)	(7,738,110)
Valero Energy Corp.	(52,400)	(3,870,264)

		(16,634,592)

Pharmaceuticals — (1.12)%
Abbott Laboratories	(110,400)	(5,911,920)
Forest Laboratories, Inc.	(101,200)	(4,619,780)

		(10,531,700)

	Shares	Value

Software — (1.43)%
BMC Software, Inc.	(211,300)	$(6,402,390)
Novell, Inc.	(895,600)	(6,976,724)

		(13,379,114)

Specialty retail — (0.88)%
Best Buy Co., Inc.	(76,900)	(3,588,923)
RadioShack Corp.	(139,300)	(4,616,402)

		(8,205,325)

Total investments sold short (proceeds $180,958,798)		(197,802,204)

Total investments, net of investments sold short — 98.82%		926,084,155
Cash and other assets, less liabilities —1.18%		11,062,915

Net assets — 100.00%		$937,147,070

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $1,009,958,314; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$118,568,260
Gross unrealized depreciation	(4,640,215)

Net unrealized appreciation	$113,928,045

*	Non-income producing security
(1)	All or a portion of these securities have been pledged to cover open short positions.

See accompanying notes to financial statements.	59

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS U.S. Large-Cap Equity Relationship Fund (the “Fund”) returned 7.57%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 7.18%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s outperformance over the period was driven primarily by stock selection.

Portfolio performance summary

What worked

•

Stock selection was strong during the period, and the largest contributor to performance overall. Despite some volatility, the US equity market, in our opinion, was generally at or near fair value over the past six months. However, careful research and analysis helped us to identify a number of stocks with price-to-intrinsic-value discrepancies that provided what we believed were attractive investment opportunities. Top contributors to Fund performance included Exelon and Medco Health Solutions; detractors were Sysco and Allergan. (For details, refer to “Portfolio Highlights.”)

•

We were overweight to rails, which contributed to the Fund’s outperformance. Pricing power was strong and we believed it was sustainable, because the excess capacity that had been in the rail space for decades is gone. With even minimal volume growth, pricing power should remain strong. Rails continued to gain share from trucking, whose rates have been increasing due to driver shortages and high fuel costs. Rail rates have not been increasing as quickly.

•

Our overweight to the auto sector also contributed to performance, particularly our holding in motor vehicles and parts supplier Johnson Controls. Rising energy costs have increased demand for the company’s building efficiency products. Building products growth is also being driven by the company’s exposure to emerging markets. We believe the diversification that Johnson Controls retains in terms of customer, geography, product and business line will enable the company to continue to produce solid results.

•

Within the energy industry, the Fund benefited from our overweight to oil services stocks. We found good opportunities among companies that service the industry. In contrast, we believe oil refining and energy reserves stocks did not offer as much value.

•

The portfolio also benefited by what we did not own. During the first six months of the year, the portfolio’s underweight position in real estate investment trusts (REITs) had a positive impact on results, as the industry generally underperformed other sectors of the market.

What didn’t work

•	Industry selection as a whole was the biggest detractor from Fund performance.

•

Our overweight to banks, which did not perform as well as expected, had the biggest negative impact on performance over the six months. Nonetheless, we continue to overweight banks. Their attractiveness, in our opinion, remains, but comes from more global sources, and we believe these companies should continue to derive attractive growth and returns from these platforms. Additionally, we believe mergers and acquisitions activity will continue for a few more years, adding to the stock prices of these securities.

60

UBS U.S. Large Cap Equity Relationship Fund

•

Energy remains one of our largest industry underweights. Though our limited exposure to oil refineries hurt performance during the period, we believe our bearish view on long-run oil prices will be borne out by the market, causing these stocks to underperform other opportunities in the market. Oil price volatility remains and, while oil prices are still well-above our expectations, tight spare capacity and concerns over supply interruptions in Iran, Iraq and Nigeria continue to linger. We remain underweight in this space.

•

In materials, an underweight to mining & metals hurt performance as commodities prices in general surged. However, we believe the market is overestimating this demand surge, and that earnings may collapse over time.

Portfolio Highlights

•

Exelon was the top contributor to performance for the six-month period. This well-managed utility company experienced strong earnings growth year-over-year as a result of higher power output and rising wholesale prices. Exelon continues to be one of the portfolio’s largest overweight positions, as we expect it to benefit from electricity and gas volume increases in its main regions of Illinois and Pennsylvania.

•

Medco Health Solutions was another top performer. We continue to believe the company will perform well, as the company looks to benefit from several favorable trends affecting the pharmacy benefit management industry. Specifically, Medco Health plans to increase its generic penetration as patents expire, as well as continue to grow its mail order pharmacy and specialty pharmacy businesses.

•

Shares of Allergan fell during the period, detracting from performance. Allergan engages in the development and commercialization of pharmaceutical products, the most well-known known being Botox. Recent reports that other drug manufacturers are in the process of getting approval for drugs that would compete against Botox affected its price. We remain confident in Allergan and believe the company will continue to develop its already strong product pipeline, which will drive future growth.

•

SYSCO, the leading food-service supplier in North America, detracted from performance for the period. We remain confident in the company and expect SYSCO to gain meaningful cost structure advantages over its competition that leverage scale in procurement and in infrastructure. The company’s acquisition strategy will also continue to provide further growth.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

61

UBS U.S. Large Cap Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	5 years ended 06/30/07	Inception 08/31/97(1) to 06/30/07
UBS U.S. Large Cap Equity Relationship Fund	7.57%	21.89%	13.24%	8.48%
Russell 1000 Index(2)	7.18	20.43	11.33	7.35

(1)	Performance inception date of UBS U.S. Large Cap Equity Relationship Fund.

(2)	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

62

UBS U.S. Large Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Citigroup, Inc.	3.9%
Morgan Stanley	3.6
Wells Fargo & Co.	3.1
Microsoft Corp.	3.0
Exelon Corp.	2.9
Intel Corp.	2.6
Wyeth	2.6
General Electric Co.	2.5
Johnson Controls, Inc.	2.2
Mellon Financial Corp.	2.2
Total	28.6%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Equities
Aerospace & defense	0.49%
Air freight & logistics	1.70
Auto components	3.43
Automobiles	0.72
Beverages	1.52
Biotechnology	2.74
Building products	1.80
Capital markets	6.10
Commercial banks	6.38
Computers & peripherals	1.04
Diversified financial services	5.74
Diversified telecommunication services	1.62
Electric utilities	4.27
Energy equipment & services	3.41
Food & staples retailing	2.61
Health care equipment & supplies	0.99
Health care providers & services	2.28
Hotels, restaurants & leisure	1.56
Household durables	0.91
Industrial conglomerates	2.51
Insurance	2.60
Internet & catalog retail	1.06
Internet software & services	1.03
Machinery	3.06
Media	4.64
Multi-utilities	1.58
Multiline retail	0.81
Oil, gas & consumable fuels	2.42
Pharmaceuticals	8.82
Road & rail	1.95
Semiconductors & semiconductor equipment	6.25
Software	6.83
Specialty retail	2.00
Textiles, apparel & luxury goods	0.60
Thrifts & mortgage finance	1.00
Wireless telecommunication services	2.07

Total equities	98.54
Short-term investments	1.24

Total investments	99.78
Cash and other assets, less liabilities	0.22

Net assets	100.00%

63

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — 98.54%
Aerospace & defense — 0.49%
Northrop Grumman Corp.	30,000	$2,336,100

Air freight & logistics — 1.70%
FedEx Corp.	72,400	8,034,228

Auto components — 3.43%
BorgWarner, Inc.	68,300	5,876,532
Johnson Controls, Inc.	89,500	10,361,415

		16,237,947

Automobiles — 0.72%
Harley-Davidson, Inc.	57,200	3,409,692

Beverages — 1.52%
Anheuser-Busch Cos., Inc.	64,700	3,374,752
Constellation Brands, Inc., Class A*	158,400	3,845,952

		7,220,704

Biotechnology — 2.74%
Amgen, Inc.*	29,500	1,631,055
Cephalon, Inc.*	25,800	2,074,062
Genzyme Corp.*	120,300	7,747,320
Millennium Pharmaceuticals, Inc.*	142,700	1,508,339

		12,960,776

Building products — 1.80%
Masco Corp.	299,200	8,518,224

Capital markets — 6.10%
Blackstone Group LP*	49,231	1,440,991
Mellon Financial Corp.	231,600	10,190,400
Morgan Stanley	205,600	17,245,728

		28,877,119

Commercial banks — 6.38%
City National Corp.	29,200	2,221,828
Fifth Third Bancorp	184,400	7,333,588
PNC Financial Services Group, Inc.	80,400	5,755,032
Wells Fargo & Co.	423,600	14,898,012

		30,208,460

Computers & peripherals — 1.04%
Dell, Inc.*	173,100	4,942,005

Diversified financial services — 5.74%
Citigroup, Inc.	363,413	18,639,453
JPMorgan Chase & Co.	176,700	8,561,115

		27,200,568

Diversified telecommunication services — 1.62%
AT&T, Inc.	184,900	7,673,350

Electric utilities — 4.27%
American Electric Power Co., Inc.	92,300	4,157,192
Exelon Corp.	187,300	13,597,980
Northeast Utilities	15,000	425,400
Pepco Holdings, Inc.	72,000	2,030,400

		20,210,972

	Shares	Value

Energy equipment & services — 3.41%
ENSCO International, Inc.	81,700	$4,984,517
GlobalSantaFe Corp.	79,500	5,743,875
Halliburton Co.	157,500	5,433,750

		16,162,142

Food & staples retailing — 2.61%
Costco Wholesale Corp.	114,500	6,700,540
SYSCO Corp.	171,700	5,664,383

		12,364,923

Health care equipment & supplies — 0.99%
Medtronic, Inc.	90,600	4,698,516

Health care providers & services — 2.28%
Medco Health Solutions, Inc.*	70,800	5,521,692
UnitedHealth Group, Inc.	103,000	5,267,420

		10,789,112

Hotels, restaurants & leisure — 1.56%
Carnival Corp.	151,100	7,369,147

Household durables — 0.91%
Fortune Brands, Inc.	52,500	4,324,425

Industrial conglomerates — 2.51%
General Electric Co.	311,000	11,905,080

Insurance — 2.60%
Aflac, Inc.	57,000	2,929,800
Allstate Corp.	72,400	4,453,324
Hartford Financial Services Group, Inc.	49,900	4,915,649

		12,298,773

Internet & catalog retail — 1.06%
Amazon.com, Inc.*	73,300	5,014,453

Internet software & services — 1.03%
Yahoo!, Inc.*	180,400	4,894,252

Machinery — 3.06%
Illinois Tool Works, Inc.	173,000	9,374,870
PACCAR, Inc.	58,900	5,126,656

		14,501,526

Media — 4.64%
McGraw-Hill Cos., Inc.	46,100	3,138,488
News Corp., Class A	216,200	4,585,602
Omnicom Group, Inc.	106,600	5,641,272
R.H. Donnelley Corp.*	60,692	4,599,240
Viacom, Inc., Class B*	95,900	3,992,317

		21,956,919

Multi-utilities — 1.58%
NiSource, Inc.	110,000	2,278,100
Sempra Energy	87,600	5,188,548

		7,466,648

Multiline retail — 0.81%
Target Corp.	60,200	3,828,720

64

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — (concluded)
Oil, gas & consumable fuels — 2.42%
Chevron Corp.	37,300	$3,142,152
EOG Resources, Inc.	55,500	4,054,830
Exxon Mobil Corp.	50,600	4,244,328

		11,441,310

Pharmaceuticals — 8.82%
Allergan, Inc.	172,600	9,948,664
Bristol-Myers Squibb Co.	178,000	5,617,680
Johnson & Johnson	93,074	5,735,220
Merck & Co., Inc.	166,400	8,286,720
Wyeth	212,600	12,190,484

		41,778,768

Road & rail — 1.95%
Burlington Northern Santa Fe Corp.	108,600	9,246,204

Semiconductors & semiconductor equipment — 6.25%
Analog Devices, Inc.	227,900	8,578,156
Intel Corp.	527,500	12,533,400
Linear Technology Corp.	102,900	3,722,922
Xilinx, Inc.	177,400	4,748,998

		29,583,476

Software — 6.83%
BEA Systems, Inc.*	228,800	3,132,272
Citrix Systems, Inc.*	108,600	3,656,562
Intuit, Inc.*	97,600	2,935,808
McAfee, Inc.*	13,000	457,600
Microsoft Corp.	477,700	14,077,819
Red Hat, Inc.*	69,400	1,546,232
Symantec Corp.*	323,540	6,535,508

		32,341,801

	Shares	Value

Specialty retail — 2.00%
Chico’s FAS, Inc.*	116,100	$2,825,874
Home Depot, Inc.	168,500	6,630,475

		9,456,349

Textiles, apparel & luxury goods — 0.60%
Coach, Inc.*	60,300	2,857,617

Thrifts & mortgage finance — 1.00%
Freddie Mac	77,700	4,716,390

Wireless telecommunication services — 2.07%
Sprint Nextel Corp.	474,086	9,818,321

Total equities (cost $408,090,975)		466,645,017

Short-term investments — 1.24%
Other — 1.17%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(1),(2) (cost $5,541,029)	5,541,029	5,541,029

	Face amount
US government obligation — 0.07%
US Treasury Bills, 4.81%, due 12/20/07(3),(4) (cost $322,590)	$330,000	322,601

Total short-term investments (cost $5,863,619)		5,863,630

Total investments — 99.78% (cost $413,954,594)		472,508,647
Cash and other assets, less liabilities — 0.22%		1,030,970

Net assets — 100.00%		$473,539,617

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $413,954,594; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$61,673,178
Gross unrealized depreciation	(3,119,125)

Net unrealized appreciation	$58,554,053

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2007.
(3)	The rate shown is the effective yield at the date of purchase.
(4)	This security was pledged to cover margin requirements for futures contracts.

Futures contracts

UBS	U.S. Large Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2007:

	Expiration date	Cost	Value	Unrealized depreciation
Index futures buy contracts:
S&P 500 Index, 2 contracts	September 2007	$765,457	$757,700	$(7,757)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2007 was $322,601.

See accompanying notes to financial statements.	65

UBS Large Cap Growth Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS Large-Cap Growth Equity Relationship Fund (the “Fund”) returned 7.70%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), returned 8.13%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s underperformance was due primarily to stock selection.

Portfolio performance summary

What worked

•	Our sector weightings were the main driver of performance during the period.

•

Our overweight to Internet stocks was the largest positive contributor to performance. The market pullback provided us with the opportunity to increase our exposure to these stocks at what we believed to be attractive prices. We are focused on companies that have excellent growth prospects, attractive risk/reward profiles, and strong prospects for above-average free cash flow yield and growth rates.

•

We underweighted specialty retailers, consistent with our belief that the consumer sector may continue to face difficulty in what appears to be a deteriorating environment. In our opinion, higher gas prices, tighter money, daunting adjustable-rate mortgage resets, and the resulting slowing housing environment will all contribute to a weaker consumer. We trimmed previous overweights to specialty retailers, which contributed to the Fund’s performance.

•

Our overweight to the energy sector, particularly oil services and energy reserves, was a positive contributor to performance, as well. We believe that years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, will provide above-average earnings and cash flow growth in these groups. Our research indicates that a shortage of equipment and people to provide advanced drilling and oil recovery services, especially in offshore environments, will support a long cycle of pricing power. This in turn should drive a sustainable cycle of worldwide drilling and infrastructure spending.

What didn’t work

•

Stock selection as a whole was the primary drag on performance during the six-month period. Names such as Allergan, Monster Worldwide, Merrill Lynch and Quest Diagnostics held back Fund performance. (For more detailed information, refer to “Portfolio Highlights” below.)

•	Among industry group weightings, our overweight to hotels and to securities and asset management firms hindered us, as did our underweights to mining and metals and to semiconductors.

•

Our overweight to gaming and hotels was based on our belief that favorable supply/demand dynamics should benefit this industry through 2007. During the reporting period, however, both the Las Vegas Sands and Wynn Resorts sold off as the market feared that new capacity would outstrip demand. Despite this near term volatility, our long term thesis remains intact. Because of the long lead times associated with permitting and building new hotels, the increase of available rooms in the US is expected to be less than 2% for the rest of this year, providing hoteliers with strong pricing power.

66

UBS Large Cap Growth Equity Relationship Fund

•

In the materials sector, an underweight to metals and mining stocks detracted from performance. While near-term demand supports an extended commodities cycle, we prefer energy companies as a way to play this opportunity. Despite price volatility, we are more comfortable with the supply demand dynamics of energy, as we expect crude demand growth of 1.5 million barrels a year going forward.

•

Our underweight to the semiconductor sector detracted from performance. Despite elevated inventory levels throughout the industry, the sector experienced a broad-based advance. We have identified greater risk/reward potential in our other technology holdings.

•

Our overweight to securities and asset management firms was a disappointment during the period, with our positions in Merrill Lynch and Morgan Stanley experiencing negative returns as the market anticipated sub-prime related earnings impacts in these companies. Further, increased volatility has led to a slowing in merger and acquisition (M&A) activity, which has fueled earnings in the space for the last several years.

Portfolio Highlights

•

Apple shares were the portfolio’s biggest stock success story during the period due to the continued success of the iPod and strong Macintosh personal computer sales. The stock rose as investors anticipated new product releases, including Apple TV, iPhone, and a new operating system. We continue to believe that computer share gains and the continued growth of peripheral devices like the iPhone will drive outperformance.

•

Express Script (ESRX) was another strong performer during the six months. The company manages the purchasing of drugs and the creation of formularies to minimize drug spending for its clients, which include corporations, state governments and unions. Express Scripts generated free cash flow growth, demonstrating the ability of the firm to take advantage of generic drug opportunities, growing faster than the consensus view believed it would.

•

Allergan, a specialty and pharmaceutical company which focuses on dermatology and eye care, did not deliver expected profit margins during the reporting period due to management’s decision to invest in the company’s future growth. Despite this, we believe that Allergan’s long-term growth prospects remain solid, and our thesis on Allergan remains intact.

•

Monster Worldwide (MNST), a leading job listing Web site, hampered Fund performance. MNST’s services allow its corporate clients to reach the widest possible audience when trying to fill a position. The stock has reacted negatively to macro data indicating that the US services market is slowing.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

67

UBS U.S. Large Cap Growth Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	Inception 11/07/05(1) to 06/30/07
UBS U.S. Large Cap Growth Equity Relationship Fund	7.70%	20.14%	10.47%
Russell 1000 Growth Index(2)	8.13	19.04	12.00

(1)	Performance inception date of UBS U.S. Large Cap Growth Equity Relationship Fund.

(2)	The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

68

UBS U.S. Large Cap Growth Equity Relationship Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Google, Inc., Class A	4.9%
Microsoft Corp.	3.6
Allergan, Inc.	3.4
Cisco Systems, Inc.	3.0
United Technologies Corp.	2.9
Praxair, Inc.	2.9
General Electric Co.	2.8
QUALCOMM, Inc.	2.5
Apple, Inc.	2.5
Baxter International, Inc.	2.3
Total	30.8%

(1)	Figures represent the direct investments of the UBS U.S Large Cap Growth Equity Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of June 30, 2007

Equities
Aerospace & defense	5.86%
Air freight & logistics	0.73
Beverages	0.85
Biotechnology	2.18
Capital markets	4.80
Chemicals	2.85
Commercial services & supplies	1.48
Communications equipment	6.25
Computers & peripherals	2.52
Diversified consumer services	0.35
Diversified financial services	2.24
Electric utilities	1.15
Electrical equipment	1.67
Energy equipment & services	4.96
Health care equipment & supplies	7.11
Health care providers & services	6.39
Hotels, restaurants & leisure	6.28
Household products	1.00
Industrial conglomerates	2.76
Insurance	1.30
Internet software & services	6.92
IT services	0.77
Media	2.64
Multi-utilities	1.49
Oil, gas & consumable fuels	4.62
Pharmaceuticals	4.91
Road & rail	1.73
Semiconductors & semiconductor equipment	2.39
Software	5.65
Specialty retail	2.68
Wireless telecommunication services	2.12

Total equities	98.65
Investment company
iShares Russell 1000 Growth Index Fund	0.62
Short-term investment	0.77

Total investments	100.04
Liabilities, in excess of cash and other assets	(0.04)

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Growth Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

69

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — 98.65%
Aerospace & defense — 5.86%
Boeing Co.	33,500	$3,221,360
General Dynamics Corp.	90,500	7,078,910
Precision Castparts Corp.	19,700	2,390,792
United Technologies Corp.	174,700	12,391,471

		25,082,533

Air freight & logistics — 0.73%
FedEx Corp.	28,300	3,140,451

Beverages — 0.85%
PepsiCo, Inc.	55,800	3,618,630

Biotechnology — 2.18%
Genentech, Inc.*	85,300	6,453,798
Genzyme Corp.*	44,600	2,872,240

		9,326,038

Capital markets — 4.80%
Goldman Sachs Group, Inc.	30,500	6,610,875
Merrill Lynch & Co., Inc.	80,500	6,728,190
Morgan Stanley	86,000	7,213,680

		20,552,745

Chemicals — 2.85%
Praxair, Inc.	169,600	12,209,504

Commercial services & supplies — 1.48%
Monster Worldwide, Inc.*	153,800	6,321,180

Communications equipment — 6.25%
Cisco Systems, Inc.*	466,400	12,989,240
QUALCOMM, Inc.	250,400	10,864,856
Research In Motion Ltd.*	14,400	2,879,856

		26,733,952

Computers & peripherals — 2.52%
Apple, Inc.*	88,500	10,800,540

Diversified consumer services — 0.35%
ITT Educational Services, Inc.*	12,600	1,478,988

Diversified financial services — 2.24%
Citigroup, Inc.	149,700	7,678,113
Moody’s Corp.	30,500	1,897,100

		9,575,213

Electric utilities — 1.15%
Exelon Corp.	67,800	4,922,280

Electrical equipment — 1.67%
Rockwell Automation, Inc.	103,000	7,152,320

Energy equipment & services — 4.96%
Baker Hughes, Inc.	75,400	6,343,402
Schlumberger Ltd.	105,500	8,961,170
Weatherford International Ltd.*	107,200	5,921,728

		21,226,300

	Shares	Value

Health care equipment & supplies — 7.11%
Alcon, Inc.	45,000	$6,070,950
Baxter International, Inc.	177,400	9,994,716
Becton, Dickinson & Co.	57,300	4,268,850
C.R. Bard, Inc.	96,400	7,965,532
Hologic, Inc.*	38,400	2,123,904

		30,423,952

Health care providers & services — 6.39%
Express Scripts, Inc.*	96,000	4,800,960
Laboratory Corp. of America Holdings*	74,800	5,853,848
Medco Health Solutions, Inc.*	54,500	4,250,455
Quest Diagnostics, Inc.	162,300	8,382,795
UnitedHealth Group, Inc.	79,000	4,040,060

		27,328,118

Hotels, restaurants & leisure — 6.28%
International Game Technology	195,100	7,745,470
Las Vegas Sands Corp.*	88,200	6,737,598
Starbucks Corp.*	161,900	4,248,256
Wynn Resorts Ltd.	90,900	8,152,821

		26,884,145

Household products — 1.00%
Procter & Gamble Co.	69,800	4,271,062

Industrial conglomerates — 2.76%
General Electric Co.	308,400	11,805,552

Insurance — 1.30%
American International Group, Inc.	79,300	5,553,379

Internet software & services — 6.92%
eBay, Inc.*	273,000	8,785,140
Google, Inc., Class A*	39,800	20,830,524

		29,615,664

IT services — 0.77%
Automatic Data Processing, Inc.	67,900	3,291,113

Media — 2.64%
McGraw-Hill Cos., Inc.	129,900	8,843,592
News Corp., Class A	115,900	2,458,239

		11,301,831

Multi-utilities — 1.49%
Dominion Resources, Inc.	73,900	6,378,309

Oil, gas & consumable fuels — 4.62%
Apache Corp.	42,000	3,426,780
Peabody Energy Corp.	35,500	1,717,490
Range Resources Corp.	86,700	3,243,447
Southwestern Energy Co.*	82,500	3,671,250
XTO Energy, Inc.	128,200	7,704,820

		19,763,787

Pharmaceuticals — 4.91%
Abbott Laboratories	48,700	2,607,885
Allergan, Inc.	254,000	14,640,560
Johnson & Johnson	61,200	3,771,144

		21,019,589

70

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — (concluded)
Road & rail — 1.73%
Burlington Northern Santa Fe Corp.	87,000	$7,407,180

Semiconductors & semiconductor equipment — 2.39%
Broadcom Corp., Class A*	132,350	3,871,237
Microchip Technology, Inc.	69,000	2,555,760
Texas Instruments, Inc.	101,200	3,808,156

		10,235,153

Software — 5.65%
Adobe Systems, Inc.*	156,400	6,279,460
Intuit, Inc.*	83,700	2,517,696
Microsoft Corp.	521,700	15,374,499

		24,171,655

Specialty retail — 2.68%
Abercrombie & Fitch Co.	80,100	5,845,698
Best Buy Co., Inc.	79,100	3,691,597
J. Crew Group, Inc.*	35,400	1,914,786

		11,452,081

	Shares	Value

Wireless telecommunication services — 2.12%
Sprint Nextel Corp.	438,500	$9,081,335

Total equities (cost $395,644,376)		422,124,579

Investment company — 0.62%
iShares Russell 1000 Growth Index Fund (cost $2,653,776)	45,000	2,664,450

Short-term investment — 0.77%
Investment company — 0.77%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(1),(2) (cost $3,293,812)	3,293,812	3,293,812

Total investments — 100.04% (cost $401,591,964)		428,082,841
Liabilities, in excess of cash and other assets — (0.04)%		(183,196)

Net assets — 100.00%		$427,899,645

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $401,591,964; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$30,262,087
Gross unrealized depreciation	(3,771,210)

Net unrealized appreciation	$26,490,877

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2007.

See accompanying notes to financial statements.	71

UBS U.S. Large-Cap Value Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS U.S. Large-Cap Value Equity Relationship Fund (the “Fund”) returned 7.29%, while the Fund’s benchmark, the Russell 1000 Value Index (the “Index”), returned 6.23%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s outperformance was due primarily to stock selection, with industry factors contributing to relative returns, as well.

Portfolio performance summary

What worked

•

Stock selection was the largest contributor to Fund performance overall. Despite some volatility, the US Equity market was generally, in our opinion, at or near fair value over the past six months. However, careful research and analysis helped us to identify a number of stocks with price-to-intrinsic-value discrepancies that provided what we viewed as attractive investment opportunities. These included electric utility Exelon and motor vehicles and parts supplier Johnson Controls. (For specific stock examples, refer to “Portfolio Highlights” on the following page.)

•

The Fund’s most successful industry-specific strategy was our overweight to oil services stocks. Within the energy industry, we found what we believed to be opportunities among companies that service the industry. In contrast, we believe oil refining and energy reserves stocks did not offer as much value.

•

Our overweight to the auto sector also contributed to performance, particularly select automotive parts supplier stocks. BorgWarner’s shares were up after it increased its 2007 earnings guidance due to strong engine group sales. The company also announced that it will provide secondary air pump systems to a variety of Toyota light truck models throughout North America and Japan. Johnson Controls was also a top contributor during the period, as rising energy costs have increased demand for the company’s building-efficiency products.

•

The portfolio also benefited by what we did not own. The portfolio’s underweight position in real estate investment trusts (REITs) had a positive impact on results, as the industry generally underperformed other sectors of the market.

•

We were overweight to rail stocks, which contributed to the Fund’s outperformance. Despite a decline in freight volume that has hurt the industry so far this year, we believe these stocks continue to provide us with attractive opportunities. Pricing power is still strong and we believe it is sustainable, because the excess capacity that had been in rail space for decades is gone. With even minimal volume growth, pricing power should remain strong. Rails continue to gain share from trucking, whose rates are increasing due to driver shortages and high fuel costs. Rail rates are not increasing as quickly.

What didn’t work

•

Our overweight to banks—and the largest position in the Fund’s portfolio—was the largest detractor from performance. The financial sector in general underperformed during the first six months of the year as investors’ focus on subprime lending issues and levered debt weighed heavily on stock prices.

We continue to find what we view to be very attractive valuations in this space and, in many cases, believe the underlying balance sheets are strong. We continue to maintain an overweight in this area in general, but there are some sub-components where we continue to take a cautious stance. For example, we are underweight some regional banks.

72

UBS U.S. Large-Cap Value Equity Relationship Fund

•

Energy remains one of our largest industry underweights, particularly in the oil refining and energy reserves groups. Though our limited exposure to these stocks hurt performance during the period, we believe our bearish view on long-run oil prices will be borne out by the market, causing these stocks to underperform other opportunities in the market. Oil price volatility remains and, while prices are still well-above our normal price expectations, tight spare capacity and concerns over supply interruptions in Iran, Iraq and Nigeria continue to linger. We remain underweight in this space.

•

In the materials sector, an underweight to metals and mining stocks detracted from performance during the first half of the year, as commodities prices in general surged. We believe the market is overestimating this demand surge and underestimating the supply response, and that earnings will collapse over time.

Portfolio Highlights

•

Exelon was the top contributing stock to performance over the period. Exelon experienced strong earnings growth year-over-year as a result of higher power output and rising wholesale prices. Limited capacity and increasing demand have led to increased interest in power generators, as electricity prices are expected to rise over time. Exelon continues to be one of the portfolio’s top overweight positions.

•

Johnson Controls was a top contributor during the period. Rising energy costs increased demand for the company’s building efficiency products. Building products growth is also being driven by the company’s exposure to emerging markets. We believe the diversification that Johnson Controls retains in terms of customer, geography, product, and business line will enable the company to continue to produce solid results.

•

Constellation Brands was our biggest disappointment during the period. The alcohol producer and marketer fell sharply at the beginning of March. It dramatically reduced its profit and revenue targets for fiscal 2008, citing challenges in the UK—including an oversupply of Australian wine that has driven prices down, and a US operating plan to reduce distributor wine inventory levels. We remain confident in Constellation Brands, and feel the market is underestimating the company’s organic growth opportunities.

•

Harley Davidson’s shares took a tumble during the period, based on weak sales data. The poor figures do not appear to be related to the strike that took place at its manufacturing plant earlier this year, as dealers had plenty of inventory. Of greater concern is that these figures could be evidence of an industry-wide slowdown. We continue to monitor macroeconomic indicators for signs that we should become more concerned generally about consumption and, specifically, about Harley buyers.

This letter is intended to assist shareholders in understanding how the Fund performed during the 6 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

73

UBS U.S. Large-Cap Value Equity Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	5 years ended 06/30/07	Inception 06/25/98(1) to 06/30/07
UBS U.S. Large-Cap Value Equity Relationship Fund	7.29%	22.37%	14.10%	9.77%
Russell 1000 Value Index(2)	6.23	21.87	13.32	7.98

(1)	Performance inception date of UBS U.S. Large-Cap Value Equity Relationship Fund.

(2)	The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

74

UBS U.S. Large-Cap Value Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Citigroup, Inc.	5.2%
Morgan Stanley	4.6
Wells Fargo & Co.	4.3
General Electric Co.	3.8
Exxon Mobil Corp.	3.6
Chevron Corp.	3.4
JPMorgan Chase & Co.	3.4
Exelon Corp.	2.7
Wyeth	2.5
AT&T, Inc.	2.5
Total	36.0%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Equities
Aerospace & defense	1.98%
Air freight & logistics	1.74
Auto components	4.01
Automobiles	0.74
Beverages	1.91
Biotechnology	0.58
Building products	1.54
Capital markets	8.37
Commercial banks	8.85
Diversified financial services	10.11
Diversified telecommunication services	2.52
Electric utilities	6.73
Energy equipment & services	4.03
Food & staples retailing	1.72
Health care providers & services	2.19
Household durables	0.94
Industrial conglomerates	3.80
Insurance	3.06
Machinery	3.25
Media	3.40
Multi-utilities	1.70
Oil, gas & consumable fuels	7.02
Pharmaceuticals	6.83
Road & rail	2.04
Software	3.45
Specialty retail	1.01
Thrifts & mortgage finance	1.01
Wireless telecommunication services	2.12

Total equities	96.65
Short-term investments	3.82

Total investments	100.47
Liabilities, in excess of cash and other assets	(0.47)

Net assets	100.00%

75

UBS U.S. Large-Cap Value Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — 96.65%
Aerospace & defense — 1.98%
Lockheed Martin Corp.	8,900	$837,757
Northrop Grumman Corp.	21,200	1,650,844

		2,488,601

Air freight & logistics — 1.74%
FedEx Corp.	19,700	2,186,109

Auto components — 4.01%
BorgWarner, Inc.	22,100	1,901,484
Johnson Controls, Inc.	27,100	3,137,367

		5,038,851

Automobiles — 0.74%
Harley-Davidson, Inc.	15,500	923,955

Beverages — 1.91%
Anheuser-Busch Cos., Inc.	28,100	1,465,696
Constellation Brands, Inc., Class A*	38,400	932,352

		2,398,048

Biotechnology — 0.58%
Cephalon, Inc.*	9,000	723,510

Building products — 1.54%
Masco Corp.	68,100	1,938,807

Capital markets — 8.37%
Mellon Financial Corp.	69,800	3,071,200
Morgan Stanley	69,500	5,829,660
Northern Trust Corp.	25,000	1,606,000

		10,506,860

Commercial banks — 8.85%
City National Corp.	9,800	745,682
Fifth Third Bancorp	69,400	2,760,038
PNC Financial Services Group, Inc.	31,500	2,254,770
Wells Fargo & Co.	152,300	5,356,391

		11,116,881

Diversified financial services — 10.11%
Bank of America Corp.	38,532	1,883,830
Citigroup, Inc.	128,059	6,568,146
JPMorgan Chase & Co.	87,500	4,239,375

		12,691,351

Diversified telecommunication services — 2.52%
AT&T, Inc.	76,100	3,158,150

Electric utilities — 6.73%
American Electric Power Co., Inc.	52,100	2,346,584
Exelon Corp.	47,400	3,441,240
Northeast Utilities	52,600	1,491,736
Pepco Holdings, Inc.	41,400	1,167,480

		8,447,040

Energy equipment & services — 4.03%
ENSCO International, Inc.	26,000	1,586,260

	Shares	Value

Energy equipment & services — (concluded)
GlobalSantaFe Corp.	23,700	$1,712,325
Halliburton Co.	50,900	1,756,050

		5,054,635

Food & staples retailing — 1.72%
Costco Wholesale Corp.	37,000	2,165,240

Health care providers & services — 2.19%
Medco Health Solutions, Inc.*	23,500	1,832,765
UnitedHealth Group, Inc.	18,000	920,520

		2,753,285

Household durables — 0.94%
Fortune Brands, Inc.	14,300	1,177,891

Industrial conglomerates — 3.80%
General Electric Co.	124,600	4,769,688

Insurance — 3.06%
Allstate Corp.	27,700	1,703,827
Hartford Financial Services Group, Inc.	21,700	2,137,667

		3,841,494

Machinery — 3.25%
Illinois Tool Works, Inc.	49,800	2,698,662
PACCAR, Inc.	15,900	1,383,936

		4,082,598

Media — 3.40%
News Corp., Class A	62,800	1,331,988
Omnicom Group, Inc.	34,800	1,841,616
R.H. Donnelley Corp.*	14,400	1,091,232

		4,264,836

Multi-utilities — 1.70%
NiSource, Inc.	39,600	820,116
Sempra Energy	22,300	1,320,829

		2,140,945

Oil, gas & consumable fuels — 7.02%
Chevron Corp.	51,200	4,313,088
Exxon Mobil Corp.	53,700	4,504,356

		8,817,444

Pharmaceuticals — 6.83%
Bristol-Myers Squibb Co.	57,400	1,811,544
Johnson & Johnson	13,400	825,708
Merck & Co., Inc.	55,700	2,773,860
Wyeth	55,200	3,165,168

		8,576,280

Road & rail — 2.04%
Burlington Northern Santa Fe Corp.	30,100	2,562,714

Software — 3.45%
McAfee, Inc.*	1,500	52,800
Microsoft Corp.	76,600	2,257,402
Symantec Corp.*	100,100	2,022,020

		4,332,222

76

UBS U.S. Large-Cap Value Equity Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — (concluded)
Specialty retail — 1.01%
Home Depot, Inc.	32,200	$1,267,070

Thrifts & mortgage finance — 1.01%
Freddie Mac	20,900	1,268,630

Wireless telecommunication services — 2.12%
Sprint Nextel Corp.	128,681	2,664,983

Total equities (cost $86,327,031)		121,358,118

Short-term investments — 3.82%
Other — 3.69%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(1),(2) (cost $4,634,332)	4,634,332	4,634,332

	Face amount	Value

US government obligation — 0.13%
US Treasury Bills, 4.81%, due 12/20/07(3),(4) (cost $167,160)	$171,000	$167,166

Total short-term investments (cost $4,801,492)		4,801,498

Total investments — 100.47% (cost $91,128,523)		126,159,616
Liabilities, in excess of cash and other assets — (0.47)%		(594,954)

Net assets — 100.00%		$125,564,662

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $91,128,523; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$35,424,449
Gross unrealized depreciation	(393,356)

Net unrealized appreciation	$35,031,093

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2007.
(3)	The rate shown is the effective yield at the date of purchase.
(4)	This security was pledged to cover margin requirements for futures contracts.

Futures contracts

UBS U.S. Large-Cap Value Equity Relationship Fund had the following open futures contracts as of June 30, 2007:

Index futures buy contracts:	Expiration date	Cost	Value	Unrealized depreciation
S&P 500 Index, 8 contracts	September 2007	$3,061,828	$3,030,800	$(31,028)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2007 was $167,166.

See accompanying notes to financial statements.	77

UBS U.S. Smaller Cap Equity Completion Relationship Fund

Portfolio performance

Since its inception on March 15, 2007 through June 30, 2007, UBS U.S. Smaller Cap Equity Completion Relationship Fund (the “Fund”) returned 7.78%. For comparison purposes, the MSCI World Index (the “Index”) returned 9.73%, while the U.S. Smaller Cap Index, defined as the lowest 5% (with respect to market capitalization) of the US segment of the MSCI World Index, returned 8.62%. (The Fund generally invests in companies that comprise the lowest 5% of the US segment of the MSCI World Index with respect to market capitalization.) (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Compared to the lowest 5% of the US segments of the MSCI World Index, the Fund’s performance was adversely affected by sector positioning while stock selection enhanced results during the reporting period.
Portfolio performance summary

What worked

•

Overall, the Fund’s holdings in the media and leisure sector generated its strongest performance during the reporting period. Within the sector, the Fund’s holdings in Dow Jones & Co. (see “Portfolio Highlights” for details), Liberty Global, and Discovery Holding Co. were positive contributors to performance.

•	The Fund’s holdings in the industrials and financials sectors also enhanced results.

•	In the industrials sector, SPX Corp., and Oshkosh Truck Corp. (see “Portfolio Highlights” for details) enhanced results.

•	Within the financials sector, the Fund’s holdings in Janus Capital Group positively contributed to performance.

What didn’t work

•

Overall, the Fund’s holdings in the software sector detracted the most from performance during the reporting period, with the Fund’s holdings in Activision, Inc. and Convergys Corp. (see “Portfolio Highlights” for details) being the largest detractors to results.

•

The Fund’s holdings in the technology hardware and utilities sectors also hurt the Fund’s performance. Within the technology hardware sector, the Fund’s holding in Sanmina-SCI Corp. (see “Portfolio Highlights” for details) negatively contributed to performance. In the utilities sector, SCANA Corp. generated poor results.

Portfolio Highlights

•	Dow Jones & Co. shares rose as News Corp. offered to acquire the company at a significant premium over its share price. The offer was subsequently accepted.

•

Oshkosh Truck Corp. designs and manufactures emergency, fire, commercial and military trucks. It benefited from a stronger defense business outlook and the successful integration of JLG Industries, a manufacturer of aerial platforms and telescopic hydraulic excavators that Oshkosh acquired in late 2006.

78

UBS U.S. Smaller Cap Equity Completion Relationship Fund

•

Sanmina-SCI Corp. provides contracted electronic manufacturing services to a number of original equipment manufacturers around the world. Its shares came under pressure following concerns over executive option pricing and a subsequent inclusion in a federal investigation covering at least 200 companies.

•

Convergys Corp. provides outsourced customer care, human resources and billing services. Its shares weakened following a disappointing earnings announcement that indicated a marked slowdown in its customer care business.

Kaushik Patel named lead portfolio manager for UBS U.S. Smaller Cap Equity Completion Relationship Fund

Effective on July 1, 2007, Thomas Madsen, the lead portfolio manager for UBS U.S. Smaller Cap Equity Completion Relationship Fund, was replaced by Kaushik Patel. Mr. Patel has been an investment professional with UBS Global Asset Management since 2006. Prior to that, Mr. Patel spent eight years as a quantitative portfolio manager within the international equity team at JPMorgan Asset Management, where he was responsible for portfolio construction and stock selection.

This letter is intended to assist shareholders in understanding how the Fund performed during the period since its inception on March 15, 2007 through June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

79

UBS U.S. Smaller Cap Equity Completion Relationship Fund

Total return (unaudited)

Inception 03/15/07(1) to 06/30/07
UBS U.S. Smaller Cap Equity Completion Relationship Fund	7.78%
MSCI World Index(2)	9.73
U.S. Smaller Cap Index(3)	8.62

(1)	Performance inception date of UBS U.S. Smaller Cap Equity Completion Relationship Fund.

(2)

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(3)

The Fund generally invests in companies that comprise the lowest 5% of the US segment of the MSCI World Index with respect to market capitalization. The Fund considers US smaller cap equity securities to be the securities of mid and small capitalization US companies that have market capitalizations below $6 billion. The return of the U.S. Smaller Cap Index is complied by the Advisor.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

80

UBS U.S. Smaller Cap Equity Completion Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Oshkosh Truck Corp.	2.3%
Pall Corp.	2.3
Hasbro, Inc.	2.2
Ball Corp.	2.0
Liberty Global, Inc., Class C	1.9
Pepco Holdings, Inc.	1.9
Axis Capital Holdings Ltd.	1.9
Cephalon, Inc.	1.8
Mohawk Industries, Inc.	1.8
Dow Jones & Co., Inc.	1.8
Total	19.9%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Equities
Auto components	0.38%
Biotechnology	2.83
Capital markets	2.88
Chemicals	1.23
Commercial banks	4.06
Commercial services & supplies	0.63
Communications equipment	1.10
Computers & peripherals	2.54
Containers & packaging	3.19
Electric utilities	3.32
Electrical equipment	1.66
Electronic equipment & instruments	2.96
Energy equipment & services	4.15
Food products	3.36
Health care equipment & supplies	1.36
Health care providers & services	3.74
Hotels, restaurants & leisure	1.53
Household durables	4.84
Insurance	4.67
Internet & catalog retail	0.63
IT services	4.37
Leisure equipment & products	2.20
Life sciences tools & services	2.78
Machinery	6.25
Media	9.16
Multi-utilities	3.05
Oil, gas & consumable fuels	1.37
Real estate investment trusts (REITs)	3.90
Semiconductors & semiconductor equipment	2.96
Software	2.65
Specialty retail	6.93
Textiles, apparel & luxury goods	1.36
Thrifts & mortgage finance	1.25

Total equities	99.29
Short-term investment	0.51

Total investments	99.80
Cash and other assets, less liabilities	0.20

Net assets	100.00%

81

UBS U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — 99.29%
Auto components — 0.38%
Lear Corp.*	250	$8,902

Biotechnology — 2.83%
Cephalon, Inc.*	540	43,411
PDL BioPharma, Inc.*	1,020	23,766

		67,177

Capital markets — 2.88%
Investors Financial Services Corp.	540	33,302
Janus Capital Group, Inc.	1,260	35,078

		68,380

Chemicals — 1.23%
International Flavors & Fragrances, Inc.	560	29,198

Commercial banks — 4.06%
Associated Banc-Corp.	1,090	35,643
City National Corp.	380	28,914
Colonial BancGroup, Inc.	1,270	31,712

		96,269

Commercial services & supplies — 0.63%
Corporate Executive Board Co.	230	14,929

Communications equipment — 1.10%
ADC Telecommunications, Inc.*	1,430	26,212

Computers & peripherals — 2.54%
QLogic Corp.*	1,740	28,971
Western Digital Corp.*	1,620	31,347

		60,318

Containers & packaging — 3.19%
Ball Corp.	870	46,258
Smurfit-Stone Container Corp.*	2,200	29,282

		75,540

Electric utilities — 3.32%
Pepco Holdings, Inc.	1,560	43,992
Pinnacle West Capital Corp.	870	34,669

		78,661

Electrical equipment — 1.66%
Roper Industries, Inc.	690	39,399

Electronic equipment & instruments — 2.96%
Jabil Circuit, Inc.	790	17,435
Sanmina-SCI Corp.*	8,070	25,259
Solectron Corp.*	7,480	27,527

		70,221

Energy equipment & services — 4.15%
FMC Technologies, Inc.*	330	26,143
Grant Prideco, Inc.*	580	31,221
Rowan Cos., Inc.	1,000	40,980

		98,344

	Shares	Value

Food products — 3.36%
McCormick & Co. Inc. (Non-voting)	1,040	$39,707
Tyson Foods, Inc., Class A	1,730	39,859

		79,566

Health care equipment & supplies — 1.36%
Beckman Coulter, Inc.	500	32,340

Health care providers & services — 3.74%
Patterson Cos., Inc.*	960	35,779
Tenet Healthcare Corp.*	3,750	24,412
Triad Hospitals, Inc.*	530	28,493

		88,684

Hotels, restaurants & leisure — 1.53%
Station Casinos, Inc.	270	23,436
Wendy’s International, Inc.	350	12,862

		36,298

Household durables — 4.84%
KB Home	640	25,197
Leggett & Platt, Inc.	950	20,947
Mohawk Industries, Inc.*	430	43,340
Toll Brothers, Inc.*	1,010	25,230

		114,714

Insurance — 4.67%
Axis Capital Holdings Ltd.	1,080	43,902
First American Corp.	560	27,720
RenaissanceRe Holdings Ltd.	630	39,054

		110,676

Internet & catalog retail — 0.63%
Expedia, Inc.*	510	14,938

IT services — 4.37%
Checkfree Corp.*	840	33,768
Convergys Corp.*	1,530	37,087
Iron Mountain, Inc.*	1,250	32,663

		103,518

Leisure equipment & products — 2.20%
Hasbro, Inc.	1,660	52,141

Life sciences tools & services — 2.78%
Covance, Inc.*	520	35,651
Waters Corp.*	510	30,274

		65,925

Machinery — 6.25%
Oshkosh Truck Corp.	860	54,111
Pall Corp.	1,170	53,808
SPX Corp.	460	40,393

		148,312

Media — 9.16%
Cablevision Systems Corp., Class A*	400	14,476
Discovery Holding Co., Class A*	1,430	32,876
Dow Jones & Co., Inc.	750	43,087
Getty Images, Inc.*	420	20,080

82

UBS U.S. Smaller Cap Equity Completion Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value

Equities — (concluded)
Media — (concluded)
Interpublic Group of Cos., Inc.*	2,190	$24,966
Liberty Global, Inc., Class C*	1,160	45,588
New York Times Co., Class A	910	23,114
XM Satellite Radio Holdings, Inc., Class A*	1,100	12,947

		217,134

Multi-utilities — 3.05%
Energy East Corp.	1,390	36,265
SCANA Corp.	940	35,993

		72,258

Oil, gas & consumable fuels — 1.37%
Range Resources Corp.	870	32,547

Real estate investment trusts (REITs) — 3.90%
AMB Property Corp.	410	21,820
Camden Property Trust	490	32,815
Federal Realty Investment Trust	490	37,858

		92,493

Semiconductors & semiconductor equipment — 2.96%
Novellus Systems, Inc.*	1,160	32,909
Teradyne, Inc.*	2,120	37,270

		70,179

Software — 2.65%
Activision, Inc.*	1,960	36,593
Synopsys, Inc.*	990	26,166

		62,759

Specialty retail — 6.93%
Advance Auto Parts, Inc.	690	27,966
Carmax, Inc.*	1,440	36,720
PetSmart, Inc.	990	32,126
Ross Stores, Inc.	970	29,876
Tiffany & Co.	270	14,326
Williams-Sonoma, Inc.	740	23,369

		164,383

Textiles, apparel & luxury goods — 1.36%
Polo Ralph Lauren Corp.	330	32,376

Thrifts & mortgage finance — 1.25%
New York Community Bancorp, Inc.	1,740	29,615

Total equities (cost $2,190,588)		2,354,406

	Shares	Value

Short-term investment — 0.51%
Investment company — 0.51%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(1),(2) (cost $12,087)	12,087	$12,087

Total investments — 99.80% (cost $2,202,675)		2,366,493
Cash and other assets, less liabilities — 0.20%		4,659

Net assets — 100.00%		$2,371,152

Notes to portfolio of investments

Aggregate cost for federal income tax purpose, which was the same for book purposes, was $2,202,675; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$223,892
Gross unrealized depreciation	(60,074)

Net unrealized appreciation	$163,818

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2007.

See accompanying notes to financial statements.	83

UBS Absolute Return Investment Grade Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS Absolute Return Investment Grade Bond Relationship Fund (the “Fund”) declined 4.88%, compared to the 2.48% return of the Merrill Lynch US Treasury Notes and Bonds 0-3 Month Index and the 2.72% return of the US LIBOR 3-Month Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s underperformance was primarily due to sector allocation, particularly our allocation to lower quality asset-backed securities.

Portfolio performance summary

What worked

•	Our yield curve and derivative positioning contributed modestly to the Fund’s relative performance.

•

During the period, the Treasury yield curve (which represents the relationship among yields of similar bonds of differing maturities) moved from being inverted (when shorter-maturity bonds pay a higher rate than longer-maturity bonds) to upward sloping (when longer-maturity bonds pay a higher rate). We successfully negotiated this changing environment.

•

We maintained a neutral to defensive duration stance (that is, a less-than-the-benchmark duration) throughout the period, between a range of 0.10 years and -0.25 years, adjusting duration as necessary in response to our market views. This strategy had a negligible impact on performance.

What didn’t work

•	Security selection within home equity asset-backed securities (ABS) detracted from performance over the period.

•

While we avoided direct investments in subprime securities, we were invested in Alt-A ABS securities, which came under scrutiny in the wake of the deterioration of the subprime market. (Alt-A loans are typically offered to borrowers with better credit scores than borrowers of subprime mortgages.) Questions were raised about the creditworthiness of borrowers, and the standards of lenders, of these securities. Even higher quality home equity ABS securities were affected as investors grew increasingly concerned over the number and magnitude of defaults in the subprime mortgage market.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

84

UBS Absolute Return Investment Grade Bond Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	Inception 12/06/05(1) to 06/30/07
UBS Absolute Return Investment Grade Bond Relationship Fund	-4.88%	-1.89%	0.89%
US LIBOR 3-Month Index(2)	2.72	5.60	5.39
Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index(3)	2.48	5.09	4.86

(1)	Performance inception date of UBS Absolute Return Investment Grade Bond Relationship Fund.

(2)

The US LIBOR 3-Month Index: LIBOR is the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three-month inter-bank deposit in US dollars.

(3)

Merrill Lynch US Treasury Notes & Bonds 0-3 Month Index tracks the performance of all outstanding US Treasury Notes and Bonds having less than three months remaining to maturity and a minimum amount outstanding of $1 billion. The index is re-balanced daily to take account of issues that are maturing and new additions.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

85

UBS Absolute Return Investment Grade Bond Relationship Fund

Top ten fixed income holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Swift Master Auto Receivables Trust, Series 07-1, Class A, 5.420%, due 06/15/12	1.4%
General Electric Capital Corp., 5.560%, due 01/08/16	0.8
Citigroup, Inc., 5.630%, due 06/09/16	0.8
AmeriCredit Automobile Receivables Trust, Series 06-AF, Class A2, 5.610%, due 03/08/10	0.8
Wells Fargo & Co., 5.555%, due 10/28/15	0.7
Wachovia Bank Commercial Mortgage Trust, Series 07-WHL8, Class A1, 5.400%, due 06/15/20	0.7
Merrill Lynch & Co., Inc., 5.590%, due 06/05/12	0.7
Susquehanna Auto Lease Trust, Series 06-1, Class A3, 5.210%, due 03/16/09	0.6
Goldman Sachs Group, Inc., 5.755%, due 07/22/15	0.5
Ford Credit Auto Owner Trust, Series 05-A, Class A4, 3.720%, due 10/15/09	0.5
Total	7.5%

(1)

Figures represent the direct investments of the UBS Absolute Return Investment Grade Bond Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of June 30, 2007

Bonds
US bonds
US corporate bonds
Capital markets	0.68%
Commercial banks	0.96
Construction materials	0.13
Consumer finance	0.27
Diversified financial services	2.63
Food & staples retailing	0.41
Gas utilities	0.09
Household durables	0.10
Multi-utilities	0.13
Oil, gas & consumable fuels	0.26
Road & rail	0.39
Thrifts & mortgage finance	0.20

Total US corporate bonds	6.25
Asset-backed securities	9.46
Collateralized debt obligations	0.44
Commercial mortgage-backed securities	2.35
Mortgage & agency debt securities	2.69

Total US bonds	21.19
International bonds
International corporate bonds
Commercial banks	0.13
Consumer finance	0.21
Diversified telecommunication services	0.05
Energy equipment & services	0.14

Total international corporate bonds	0.53
International asset-backed security	0.41
International collateralized debt obligations	0.29

Total international bonds	1.23
Total bonds	22.42
Investment company
UBS U.S. Securitized Mortgage Relationship Fund	25.02
Short-term investments	38.31
Options purchased	0.18

Total investments	85.93
Cash and other assets, less liabilities	14.07

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS Absolute Return Investment Grade Bond Relationship Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

86

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value

Bonds — 22.42%
US bonds — 21.19%
US corporate bonds — 6.25%
Citigroup, Inc., 5.630%, due 06/09/16(1)	$3,000,000	$2,990,481
CRH America, Inc., 6.000%, due 09/30/16	500,000	494,372
CVS Caremark Corp., 5.660%, due 06/01/10(1)	1,500,000	1,500,300
Discover Financial Services, 5.890%, due 06/11/10(1),(2)	1,000,000	999,868
DTE Energy Co., 6.350%, due 06/01/16	450,000	454,074
Fortune Brands, Inc., 5.375%, due 01/15/16	400,000	371,378
General Electric Capital Corp., 5.560%, due 01/08/16(1)	3,000,000	2,997,504
Goldman Sachs Group, Inc., 5.755%, due 07/22/15(1)	2,000,000	1,998,278
Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	450,000	424,436
Merrill Lynch & Co., Inc., 5.590%, due 06/05/12(1)	2,500,000	2,494,712
Morgan Stanley, 5.836%, due 10/15/15(1)	1,000,000	1,000,980
Norfolk Southern Corp., 5.257%, due 09/17/14	1,500,000	1,432,703
Residential Capital LLC, 5.860%, due 06/09/08(1)	700,000	692,906
6.125%, due 11/21/08	750,000	743,155
Spectra Energy Capital LLC, 5.668%, due 08/15/14	350,000	337,594
Valero Energy Corp., 6.875%, due 04/15/12	500,000	523,615
Wachovia Bank N.A., 5.690%, due 03/15/16(1)	1,000,000	1,007,243
Wells Fargo & Co., 5.555%, due 10/28/15(1)	2,500,000	2,506,610

Total US corporate bonds (cost $23,096,490)		22,970,209

Asset-backed securities — 9.46%
ACE Securities Corp., Series 06-SL1, Class M5, 5.990%, due 09/25/35(1),(3),(4)	1,000,000	485,000
American Express Credit Account Master Trust, Series 06-A, Class B, 5.430%, due 08/15/11(1),(2)	1,500,000	1,501,345
AmeriCredit Automobile Receivables Trust, Series 06-AF, Class A2, 5.610%, due 03/08/10	2,862,939	2,864,971
Banc of America Securities Auto Trust, Series 06-G1, Class C, 5.510%, due 02/19/13	1,000,000	996,653
Capital One Auto Finance Trust, Series 05-D, Class A3, 4.810%, due 03/15/10	1,400,000	1,397,400
Citibank Credit Card Issuance Trust, Series 05-B1, Class B1, 4.400%, due 09/15/10	700,000	691,341

	Face amount	Value

Asset-backed securities — (continued)
Countrywide Asset-Backed Certificates, Series 06-S9, Class A5, 5.871%, due 08/25/36(1),(3)	$500,000	$469,807
First Auto Receivables Group Trust, Series 03-2, Class A4, 3.314%, due 09/15/10(2)	609,347	606,593
First Franklin Mortgage Loan Asset-Backed Certificates, Series 05-FFA, Class M2, 5.475%, due 03/25/25(3),(4),(5)	960,000	768,000
Series 03-FFB, Class M2, 8.320%, due 02/25/33(1),(3),(4)	434,752	430,288
Ford Credit Auto Owner Trust, Series 05-A, Class A4, 3.720%, due 10/15/09	1,800,000	1,777,514
Franklin Auto Trust, Series 05-1, Class C, 5.440%, due 05/20/13	600,000	602,260
GSAMP Trust, Series 06-S6, Class A2, 5.552%, due 10/25/36(3),(5)	150,000	135,000
Series 06-S1, Class M3, 6.070%, due 11/25/35(1),(3)	1,000,000	50,000
Series 06-S6, Class M5, 7.000%, due 10/25/36(3),(5)	1,260,000	126,000
Series 06-S4, Class M7, 7.520%, due 05/25/36(1),(3)	200,000	10,000
Home Equity Mortgage Trust, Series 06-5, Class M7, 6.420%, due 01/25/37(1),(3)	1,200,000	300,000
Series 06-4, Class M9, 7.620%, due 11/25/36(1),(3),(4)	700,000	35,000
Household Automotive Trust, Series 05-1, Class A3, 4.150%, due 02/17/10	1,320,923	1,314,919
Long Beach Mortgage Loan Trust, Series 06-A, Class A1, 5.410%, due 05/25/36(1)	1,301,316	1,271,728
M&I Auto Loan Trust, Series 05-1, Class B, 5.020%, due 07/20/12	1,630,000	1,610,019
Merrill Lynch Mortgage Investors, Inc., Series 05-SL2, Class B3, 7.320%, due 12/25/35(1),(3)	1,000,000	522,773
Morgan Stanley Mortgage Loan Trust, Series 06-10SL, Class M2, 5.820%, due 08/25/36(1),(3)	800,000	791,009
Navistar Financial Corp. Owner Trust, Series 04-B, Class C, 3.930%, due 10/15/12	453,801	440,036
New York City Tax Lien, Series 05-AA, Class A, 4.780%, due 12/10/18(2)	918,797	913,916
Nomura Asset Acceptance Corp., Series 06-S2, Class B1, 6.520%, due 04/25/36(1),(2),(3),(4)	762,000	396,710
Pinnacle Capital Asset Trust, Series 06-A, Class C, 5.770%, due 05/25/10(2)	520,000	518,917
RAAC Series, Series 04-SP1, Class AI4, 5.285%, due 08/25/27(1)	1,500,000	1,459,430
Series 06-RP1, Class M4, 7.195%, due 10/25/45(1),(2),(3)	356,387	42,766
SACO I Trust, Series 06-5, Class 2A1, 5.470%, due 05/25/36(1)	1,053,795	1,053,598

87

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value

Bonds — (continued)
US bonds — (concluded)
Asset-backed securities — (concluded)
Series 05-8, Class M5, 6.070%, due 11/25/35(1),(3)	$2,000,000	$1,100,000
Series 05-WM2, Class B1, 6.500%, due 07/25/35(3),(5)	1,500,000	900,000
Series 06-4, Class B1, 6.520%, due 03/25/36(1),(3)	600,000	90,000
Superior Wholesale Inventory Financing Trust, Series 07-AE1, Class C, 5.920%, due 01/15/12(1)	700,000	699,993
Susquehanna Auto Lease Trust, Series 06-1, Class A3, 5.210%, due 03/16/09(2)	2,050,000	2,041,772
Swift Master Auto Receivables Trust, Series 07-1, Class A, 5.420%, due 06/15/12(1)	5,000,000	4,997,988
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37(2),(5)	1,250,000	1,037,500
Series 06-2HGS, Class A2, 4.500%, due 03/25/37(1),(2),(3)	400,000	320,000

Total asset-backed securities (cost $42,654,914)		34,770,246

Collateralized debt obligations — 0.44%
Ansonia CDO Ltd., Series 06-1A, Class F, 6.755%, due 07/28/46(2),(3)	700,000	677,852
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 6.135%, due 05/10/21(1),(2),(3)	600,000	591,180
Duke Funding Ltd., Series 06-HG5A, Class C, 6.600%, due 07/03/50(1),(2),(3)	212,000	195,555
Taberna Preferred Funding Ltd., Series 06-5A, Class A3, 6.806%, due 08/05/36(1),(2),(3)	160,000	154,304

Total collateralized debt obligations (cost $1,667,978)		1,618,891

Commercial mortgage-backed securities — 2.35%
Asset Securitization Corp., Series 96-MD6, Class A1C, 7.040%, due 11/13/29	964,368	967,657
Banc of America Large Loan, Series 06-LAQ, Class H, 6.000%, due 02/09/21(1),(2)	500,000	501,713
Credit Suisse Mortgage Capital Certificates, Series 06-TF2A, Class SVE, 5.870%, due 10/15/21(1),(2)	1,000,000	1,001,893
DLJ Commercial Mortgage Corp., Series 98-CF2, Class A1B, 6.240%, due 11/12/31	803,247	808,022
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(2)	1,640,105	1,666,684
TW Hotel Funding 2005 LLC, Series 05-LUX, Class K, 6.520%, due 01/15/21(1),(2)	1,216,390	1,206,450

	Face amount	Value

Commercial mortgage-backed securities — (concluded)
Wachovia Bank Commercial Mortgage Trust, Series 07-WHL8, Class A1, 5.400%, due 06/15/20(1),(2),(4)	$2,500,000	$2,500,000

Total commercial mortgage-backed securities (cost $8,659,956)		8,652,419

Mortgage & agency debt securities — 2.69%
Adjustable Rate Mortgage Trust, Series 05-12, Class 2A1, 5.690%, due 03/25/36(1)	1,078,455	1,078,405
First Horizon Alternative Mortgage Securities Trust, Series 05-AA7, Class 2A1, 5.410%, due 09/25/35(1)	1,015,744	1,009,924
First Horizon Asset Securities, Inc., Series 06-AR1, Class 2A1, 5.868%, due 05/25/36(1)	1,581,082	1,589,790
IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A2, 5.376%, due 12/25/36(1)	1,309,397	1,293,439
MLCC Mortgage Investors, Inc., Series 06-3, Class 2A2, 6.117%, due 10/25/36(1)	1,489,827	1,490,409
Residential Accredit Loans, Inc., Series 05-QS13, Class 1A6, 5.500%, due 09/25/35	1,002,463	984,840
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR2, Class 3A1, 4.939%, due 03/25/35(1)	1,229,760	1,206,355
Series 06-AR1, Class 2A2, 5.554%, due 03/25/36(1)	1,268,744	1,257,838

Total mortgage & agency debt securities (cost $9,948,441)		9,911,000

Total US bonds (cost $86,027,779)		77,922,765

International bonds — 1.23%
International corporate bonds — 0.53%
Cayman Islands — 0.14%
Transocean, Inc.,
5.560%, due 09/05/08(1)	500,000	500,326

Japan — 0.34%
Aiful Corp.,
4.450%, due 02/16/10(2)	800,000	772,550
Resona Bank Ltd., 5.850%, due 04/15/16(1),(2),(6)	500,000	478,061

		1,250,611

Luxembourg — 0.05%
Telecom Italia Capital SA, 5.250%, due 11/15/13	200,000	190,575

Total international corporate bonds (cost $1,956,286)		1,941,512

International asset-backed security — 0.41%
United Kingdom — 0.41%
Arkle Master Issuer PLC, Series 06-1A, Class 4C, 5.840%, due 02/17/52(1),(2) (cost $1,500,000)	1,500,000	1,500,000

88

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value

Bonds — (concluded)
International bonds — (concluded)
International collateralized debt obligations — 0.29%
Cayman Islands — 0.29%
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class B, 5.830%, due 02/16/41(1),(2),(3)	$750,000	$739,219
MM Community Funding II Ltd., 7.609%, due 12/15/31(1),(2),(3)	349,659	353,505

Total international collateralized debt obligations (cost $1,106,809)		1,092,724

Total international bonds (cost $4,563,095)		4,534,236

Total bonds (cost $90,590,874)		82,457,001

	Shares
Investment company — 25.02%
UBS U.S. Securitized Mortgage Relationship Fund(7) (cost $92,000,000)	7,208,545	91,984,643

Short-term investments — 38.31%
Investment company — 38.23%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(7),(8) (cost $140,542,813)	140,542,813	140,542,813

	Face amount	Value

US government obligation — 0.08%
US Treasury Bills, 4.81%, due 12/20/07(9),(10) (cost $293,263)	$300,000	$293,274

Total short-term investments (cost $140,836,076)		140,836,087

	Number of contracts
Options purchased — 0.18%
Call options — 0.09%
5 Year US Treasury Notes Futures, strike @
104.50, expires August 2007*(10)	958	314,344
106.00, expires August 2007*(10)	79	3,703

		318,047

Put options — 0.09%
90 Day Euro Futures, strike @ 94.75, expires December 2007*(10)	295	95,875
5 Year US Treasury Notes Futures, strike @ 103.50, expires August 2007*(10)	958	254,469

		350,344

Total options purchased (cost $659,982)		668,391

Total investments — 85.93% (cost $324,086,932)		315,946,122
Cash and other assets, less liabilities —14.07%		51,713,951

Net assets — 100.00%		$367,660,073

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $324,086,932; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$136,529
Gross unrealized depreciation	(8,277,339)

Net unrealized depreciation	$(8,140,810)

*	Non-income producing security.
(1)	Floating rate security — The interest rate shown is the current rate as of June 30, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $20,718,353 or 5.64% of net assets.

(3)	Security is illiquid. At June 30, 2007, the value of these securities amounted to $9,683,968 or 2.63% of net assets.
(4)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $4,614,998 or 1.26% of net assets.
(5)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.
(6)	Perpetual bond security. The maturity date reflects the next call date.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at June 30, 2007.
(9)	The rate shown is the effective yield at the date of purchase.
(10)	This security was pledged to cover margin requirements for futures contracts.
CBO	Collateralized bond obligations
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
GSAMP	Goldman Sachs Mortgage Securities Corp.
MLCC	Merrill Lynch Credit Corp.
RAAC	Redevelopment Authority of Allegheny County

89

UBS Absolute Return Investment Grade Bond Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Ansonia CDO Ltd., Series 06-1A, Class F, 6.755%, due 07/28/46	10/25/06	$699,978	0.19%	$677,852	0.19%
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 6.135%, due 05/10/21	01/26/07	600,000	0.16	591,180	0.16
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class B, 5.830%, due 02/16/41	01/25/06	750,000	0.20	739,219	0.20
Duke Funding Ltd., Series 06-HG5A, Class C, 6.600%, due 07/03/50	05/26/06	212,000	0.06	195,555	0.05
MM Community Funding II Ltd., 7.609%, due 12/15/31	01/25/06	356,966	0.10	353,505	0.09
Nomura Asset Acceptance Corp., Series 06-S2, Class B1, 6.520%, due 04/25/36	05/26/06	762,000	0.21	396,710	0.11
RAAC Series, Series 06-RP1, Class M4, 7.195%, due 10/25/45	03/08/06	356,387	0.10	42,766	0.01
Taberna Preferred Funding Ltd., Series 06-5A, Class A3, 6.806%, due 08/05/36	05/26/06	156,000	0.04	154,304	0.04
Terwin Mortgage Trust, Series 06-2HGS, Class A2, 4.500%, due 03/25/37	01/20/06	390,332	0.11	320,000	0.09

		$4,283,663	1.17%	$3,471,091	0.94%

Futures contracts

UBS Absolute Return Investment Grade Bond Relationship Fund had the following open futures contracts as of June 30, 2007:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
2 Year US Treasury Notes, 66 contracts	September 2007	$13,449,807	$13,449,563	$(244)
5 Year US Treasury Notes, 3 contracts	September 2007	309,172	312,234	3,062

US treasury futures sell contracts:
5 Year US Treasury Notes, 849 contracts	September 2007	88,415,040	88,362,328	52,712
10 Year US Treasury Notes, 104 contracts	September 2007	10,970,368	10,993,125	(22,757)

Currency futures sell contracts:
Eurodollar, 4 contracts	September 2007	948,935	946,700	2,235
Eurodollar, 4 contracts	December 2007	949,510	947,150	2,360
Eurodollar, 4 contracts	March 2008	946,810	947,900	(1,090)
Eurodollar, 4 contracts	June 2008	946,635	948,250	(1,615)

Net unrealized appreciation on futures contracts				$34,663

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2007 was $961,665.

Options written

UBS Absolute Return Investment Grade Bond Relationship Fund had the following open options written as of June 30, 2007:

Put options written	Expiration date	Premiums received	Value
90 Day Euro Futures, 295 contracts, strike @ 94.50	December 2007	$17,612	$20,281

90	See accompanying notes to financial statements.

UBS Corporate Bond Relationship Fund

Portfolio performance

For the six-month period ended June 30, 2007, UBS Corporate Bond Relationship Fund (the “Fund”) returned 1.32%. For comparison purposes, the Lehman Brothers US Credit Index (the “Index”) returned 0.76% during the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The key driver of performance during the period was issue selection.

Portfolio performance summary

•

The Fund invests in corporate bonds and high quality government-related securities, which include agencies, supranationals and sovereigns. Spreads in this area reached multi-year lows, and in our view, were not appropriately compensating investors for their associated risks. In fact, the risk premium investors are demanding for investment grade debt remains near historic lows and, we feel, does not account for an apparent increase in event risks (for example, leveraged buyouts, re-leveraging balance sheets).

•

During the period, the Fund’s exposure to investment grade corporate debt was in shorter-dated maturities focused in the three- to seven-year part of the spread curve. As a result, the portfolio benefited when swap spreads widened in June. (Spread is the difference between the yield paid on U.S. Treasury bonds and higher risk securities.)

•	Given that risk premiums in the corporate market are at low levels, our strategy in this environment is to focus on issue selection.

•	We had a focus on the financial sector, while de-emphasizing the industrial and utility sectors. These positions helped performance during the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

91

UBS Corporate Bond Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	Inception 09/15/03(1) to 06/30/07
UBS Corporate Bond Relationship Fund	1.32%	7.91%	4.73%
Lehman Brothers US Credit Index(2)	0.76	6.71	3.87

(1)	Inception date of UBS Corporate Bond Relationship Fund.

(2)

Lehman Brothers US Credit Index is a sub-index of the Lehman Brothers US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

92

UBS Corporate Bond Relationship Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	7.0%
General Electric Capital Corp., 6.000%, due 06/15/12	4.1
DaimlerChrysler N.A. Holding Corp., 4.050%, due 06/04/08	3.7
Goldman Sachs Group, Inc., 6.875%, due 01/15/11	3.6
Residential Capital LLC, 6.375%, due 06/30/10	3.5
Citigroup, Inc., 5.000%, due 09/15/14	3.2
Comcast Cable Communications LLC, 6.750%, due 01/30/11	3.2
Morgan Stanley, 6.750%, due 04/15/11	3.0
Washington Mutual Bank, 5.500%, due 01/15/13	2.9
International Lease Finance Corp., 3.500%, due 04/01/09	2.9
Total	37.1%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Bonds
US bonds
US corporate bonds
Automobiles	3.75%
Beverages	0.51
Capital markets	8.38
Chemicals	1.14
Commercial banks	9.10
Commercial services & supplies	0.57
Construction materials	0.47
Consumer finance	15.76
Diversified financial services	14.65
Diversified telecommunication services	3.35
Electric utilities	1.49
Food & staples retailing	0.80
Household durables	1.61
Insurance	0.93
Media	5.46
Metals & mining	0.88
Multi-utilities	4.35
Oil, gas & consumable fuels	3.54
Paper & forest products	1.28
Personal products	0.38
Pharmaceuticals	3.00
Real estate investment trusts (REITs)	0.80
Road & rail	0.62
Thrifts & mortgage finance	7.78
Wireless telecommunication services	0.88

Total US corporate bonds	91.48

Total US bonds	91.48
International bonds
International corporate bonds
Beverages	0.55
Commercial banks	1.02
Diversified telecommunication services	2.19
Energy equipment & services	0.47
Oil, gas & consumable fuels	0.50

Total international corporate bonds	4.73
Sovereign/supranational bond	1.02

Total international bonds	5.75
Total bonds	97.23
Short-term investment	1.05

Total investments	98.28
Cash and other assets, less liabilities	1.72

Net assets	100.00%

93

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — 97.23%
US bonds — 91.48%
US corporate bonds — 91.48%
Alcoa, Inc., 5.950%, due 02/01/37	$5,000,000	$4,652,770
Allergan, Inc., 5.750%, due 04/01/16	7,925,000	7,881,246
American General Finance Corp., 4.875%, due 07/15/12	5,350,000	5,154,768
AT&T Corp., 8.000%, due 11/15/31	4,025,000	4,784,034
AvalonBay Communities, Inc., 7.500%, due 08/01/09	1,505,000	1,568,315
Avon Products, Inc., 7.150%, due 11/15/09	1,955,000	2,027,186
Bank of America Corp., 5.420%, due 03/15/17	13,000,000	12,462,632
Bank One Corp., 7.875%, due 08/01/10	10,400,000	11,105,058
BellSouth Corp., 6.550%, due 06/15/34	2,500,000	2,495,788
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	3,340,000	3,150,842
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	1,375,000	1,462,535
Capital One Financial Corp., 5.500%, due 06/01/15	8,650,000	8,349,534
Citigroup, Inc., 5.000%, due 09/15/14	17,700,000	16,837,337
5.625%, due 08/27/12	7,975,000	7,976,699
Comcast Cable Communications LLC, 6.750%, due 01/30/11	16,150,000	16,716,154
Comcast Corp., 5.900%, due 03/15/16	4,200,000	4,125,505
Coors Brewing Co., 6.375%, due 05/15/12	2,625,000	2,687,908
Credit Suisse First Boston USA, Inc., 6.500%, due 01/15/12	5,625,000	5,826,240
CRH America, Inc., 6.000%, due 09/30/16	2,500,000	2,471,860
CVS Caremark Corp., 5.750%, due 06/01/17	4,350,000	4,196,976
DaimlerChrysler N.A. Holding Corp., 4.050%, due 06/04/08	20,050,000	19,768,719
Devon Financing Corp. ULC, 6.875%, due 09/30/11	2,570,000	2,682,913
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35	2,700,000	2,531,706
DTE Energy Co., 6.350%, due 06/01/16	2,720,000	2,744,624
Enterprise Products Operating LP, Series B, 6.875%, due 03/01/33	2,500,000	2,543,700
Erac USA Finance Co., 8.000%, due 01/15/11(1)	1,660,000	1,771,574
Exelon Generation Co. LLC, 5.350%, due 01/15/14	4,295,000	4,115,774
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	37,945,000	37,142,539

	Face amount	Value
US corporate bonds — (continued)
Fortune Brands, Inc., 5.375%, due 01/15/16	$9,125,000	$8,472,061
General Electric Capital Corp., 6.000%, due 06/15/12	21,500,000	21,883,452
6.750%, due 03/15/32	4,600,000	4,990,853
GMAC LLC, 6.875%, due 09/15/11	6,365,000	6,260,958
Goldman Sachs Group, Inc., 6.875%, due 01/15/11	18,175,000	18,904,853
HSBC Bank USA N.A., 5.625%, due 08/15/35	6,675,000	6,133,571
HSBC Finance Corp., 6.750%, due 05/15/11	8,600,000	8,927,032
ICI Wilmington, Inc., 4.375%, due 12/01/08	6,100,000	5,997,227
International Lease Finance Corp., 3.500%, due 04/01/09	15,775,000	15,280,611
John Deere Capital Corp., 7.000%, due 03/15/12	1,900,000	2,008,851
JPMorgan Chase & Co., 5.150%, due 10/01/15	4,800,000	4,564,296
Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	5,125,000	4,833,859
5.800%, due 03/15/35	6,535,000	5,805,393
7.400%, due 03/15/31	2,675,000	2,819,910
Lehman Brothers Holdings, Inc., 5.250%, due 02/06/12	5,400,000	5,307,817
MBNA Corp., 7.500%, due 03/15/12	2,575,000	2,773,605
Metlife, Inc., 5.000%, due 11/24/13	5,100,000	4,903,278
Midamerican Energy Holdings Co., 5.950%, due 05/15/37(1)	2,850,000	2,686,011
Morgan Stanley, 5.375%, due 10/15/15	4,475,000	4,284,705
6.750%, due 04/15/11	15,150,000	15,707,914
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	3,725,000	4,643,660
Pacific Gas & Electric Co., 6.050%, due 03/01/34	2,975,000	2,881,850
PPL Energy Supply LLC, Series A, 6.000%, due 12/15/36	1,800,000	1,621,276
6.400%, due 11/01/11	3,325,000	3,377,146
Prologis, 5.625%, due 11/15/15	2,700,000	2,641,642
PSEG Power LLC, 6.950%, due 06/01/12	7,915,000	8,284,496
Residential Capital LLC, 6.125%, due 11/21/08	7,040,000	6,975,746
6.375%, due 06/30/10	18,875,000	18,631,361
Spectra Energy Capital LLC, 5.668%, due 08/15/14	2,670,000	2,575,362
Sprint Capital Corp., 8.750%, due 03/15/32	6,000,000	6,738,780
Teva Pharmaceutical Finance LLC, 5.550%, due 02/01/16	2,720,000	2,606,266
Time Warner, Inc., 6.875%, due 05/01/12	7,650,000	7,981,015

94

UBS Corporate Bond Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
US corporate bonds — (concluded)
U.S. Bank N.A., 6.375%, due 08/01/11	$2,400,000	$2,472,365
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	3,500,000	3,681,251
Wachovia Bank N.A., 5.850%, due 02/01/37	2,680,000	2,536,119
7.800%, due 08/18/10	6,150,000	6,528,114
Washington Mutual Bank, 5.500%, due 01/15/13	15,785,000	15,425,923
Waste Management, Inc., 7.375%, due 08/01/10	2,875,000	3,012,161
Wells Fargo Bank N.A., 5.950%, due 08/26/36	6,550,000	6,422,229
6.450%, due 02/01/11	12,450,000	12,837,120
Weyerhaeuser Co., 6.750%, due 03/15/12	6,575,000	6,802,863
Wyeth, 5.500%, due 03/15/13	2,225,000	2,201,738

Total US corporate bonds (cost $490,630,438)		482,659,676

Total US bonds (cost $490,630,438)		482,659,676

International bonds — 5.75%
International corporate bonds — 4.73%
Canada — 0.50%
Anadarko Finance Co., Series B, 6.750%, due 05/01/11	2,575,000	2,658,659

Cayman Islands — 0.47%
Transocean, Inc., 7.500%, due 04/15/31	2,265,000	2,504,660

Luxembourg — 2.19%
Telecom Italia Capital SA, 5.250%, due 11/15/13	12,125,000	11,553,585

	Face amount	Value
United Kingdom — 1.57%
Abbey National PLC, 7.950%, due 10/26/29	$1,850,000	$2,222,148
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(2)	2,900,000	3,152,761
SABMiller PLC, 6.500%, due 07/01/16(1)	2,805,000	2,881,731

		8,256,640

Total international corporate bonds (cost $25,554,028)		24,973,544

Sovereign/supranational bond — 1.02%
Pemex Project Funding Master Trust, 8.000%, due 11/15/11 (cost $5,345,940)	4,950,000	5,358,375

Total international bonds (cost $30,899,968)		30,331,919

Total bonds (cost $521,530,406)		512,991,595

	Shares
Short-term investment — 1.05%
Other — 1.05%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(3),(4) (cost $5,552,042)	5,552,042	5,552,042

Total investments — 98.28% (cost $527,082,448)		518,543,637
Cash and other assets, less liabilities — 1.72%		9,059,745

Net assets — 100.00%		$527,603,382

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $527,082,448; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,013,976
Gross unrealized depreciation	(10,552,787)

Net unrealized depreciation	$(8,538,811)

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $7,339,316 or 1.39% of net assets.

(2)	Perpetual bond security. The maturity date reflects the next call date.
(3)	Investment in affiliated mutual fund.
(4)	The rate shown reflects the yield at June 30, 2007.
GMAC	General Motors Acceptance Corp.

See accompanying notes to financial statements.	95

UBS High Yield Relationship Fund

Portfolio performance

For the six-month period ended June 30, 2007, UBS High Yield Relationship Fund (the “Fund”) returned 3.04%. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 3.05% over the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund performed in line with its benchmark during the reporting period. Security selection had the most significant effect on the Fund’s relative performance. In particular, the Fund’s exposure to the paper-related sectors enhanced results, while our holdings in homebuilders and real estate detracted from performance.

In general, we took a cautious approach during the period, “dialing down” risk given the decline in what we viewed to be appropriate compensation for taking on risk. This strategy was evident in our shorter spread duration relative to the Index, and our lower exposure to the CCC-rated sector of the market. Demand for higher yield pushed clients into the CCC-rated sector, while we pulled away as, in our opinion, it appeared overvalued. In June, as credit spreads widened, our defensive posture was rewarded relative to the benchmark. (Spread is the difference between the yield paid on U.S. Treasury bonds and higher risk securities.)

Portfolio performance summary

What worked

•	An overweight exposure and strong issue selection in the publishing and printing sector contributed to relative performance.

•

The Fund held a significant overweight allocation to the publishing and printing sector versus the benchmark. Overall, the sector performed well given its solid fundamentals and merger and acquisition activity.

•

Within the sector, issue selection made further contributions to relative returns. For example, the Fund benefited from its investment in Clarke American* and Deluxe Corp., the two dominant check printers.

•	Issue selection in gaming, broadcasting and large retailers also supported the Fund’s performance relative to the benchmark.

•

Our cautious approach to the market led us to search for attractive opportunities in sectors that we considered to be less sensitive to changes in interest rates. This led to strong results from the Fund’s holdings among gaming, broadcasting and retailers. In the broadcasting sector, we benefited from holdings in Sinclair Broadcasting when the company called one of its issues at a price higher than our purchase price.

What didn’t work

•	Disappointing issue selection in the real estate and homebuilding sectors hurt relative performance.

•

The Fund was significantly underweight these sectors compared to the benchmark. This positioning aided relative performance when the sectors delivered negative returns as the real estate market continued to struggle. However, our gains from the allocation strategy were negated by poor returns from individual holdings. We suffered from the poor performance of a homebuilder and a fixed-rate second asset-backed deal.

*	This holding was sold during the reporting period.

96

UBS High Yield Relationship Fund

•	Issue selection in chemicals and the food, beverage and tobacco industries also hindered relative performance.

•

Our holdings in Wornick*, a food supplier to the military, did not perform to our expectations, as the company did not handle its facility consolidation well. In chemicals, we held a significant position in lower risk issuers. As a result, we underperformed the overall chemical market when it generated strong results.

*	This holding was sold during the reporting period.

Thomas Haag named lead portfolio manager for UBS High Yield Relationship Fund

Effective on July 1, 2007, John Penicook, the lead portfolio manager for UBS High Yield Relationship Fund, was replaced by Thomas Haag. Mr. Haag has access to members of the Fixed-income investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Haag, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund’s portfolio among the various managers and analysts, occasionally implementing trades on behalf of the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Haag is provided below.

Thomas Haag is an Executive Director and Senior Portfolio Manager at UBS Global Asset Management since 2007. Prior to that, Mr. Haag was a portfolio manager of fixed income at Seneca Capital Management from 2002 to 2007. Mr. Haag has been portfolio manager of the Fund since 2007.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

97

UBS High Yield Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07
UBS High Yield Relationship Fund	3.04%	9.90%	11.07%	5.21%
Merrill Lynch US High Yield Cash Pay Constrained Index(1)	3.05	11.28	11.22	6.56

(1)

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

98

UBS High Yield Relationship Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2007

Percentage of net assets
US Treasury Notes,
5.125%, due 05/15/16	11.1%
GMAC LLC,
7.250%, due 03/02/11	2.3
Ford Motor Credit Co. LLC,
7.375%, due 10/28/09	2.1
Stone Container Finance,
7.375%, due 07/15/14	2.1
Xerox Capital Trust I,
8.000%, due 02/01/27	1.7
ArvinMeritor, Inc.,
8.125%, due 09/15/15	1.6
General Motors Corp.,
7.200%, due 01/15/11	1.6
AK Steel Corp.,
7.750%, due 06/15/12	1.4
Community Health Systems, Inc.,
8.875%, due 07/15/15	1.3
Univision Communications, Inc.,
9.750%, due 03/15/15	1.3
Total	26.5%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Bonds
US bonds
US corporate bonds
Aerospace/defense	0.86%
Apparel/textiles	1.09
Automotive	3.89
Broadcasting	5.02
Building materials	2.20
Cable	2.80
Capital goods	0.56
Chemicals	1.35
Consumer products	3.00
Containers	1.59
Diversified financial services	4.42
Diversified media	0.95
Energy	2.08
Food & drug retailers	0.45
Food/beverage/tobacco	1.40
Gaming	8.13
Healthcare	3.90
Homebuilders/real estate	0.55
Metals/Mining	2.04
Non-food & drug retailers	1.33
Paper	3.31
Printing & publishing	5.58
Railroads	0.87
Restaurants	1.56
Services	1.60
Steel	1.37
Technology	6.06
Telecommunications	2.64
Transportation ex air/rail	0.88
Utilities	2.51

Total US corporate bonds	73.99
Asset-backed security	0.01
US government obligation	11.05

Total US bonds	85.05
International bonds
International corporate bonds
Capital goods	0.91
Chemicals	1.19
Containers	2.11
Diversified media	0.52
Energy	1.00
Gaming	0.17
Paper	3.59
Printing & publishing	1.15
Technology	0.52
Telecommunications	0.27

Total international corporate bonds	11.43

Total bonds	96.48
Equities	0.01
Warrants	0.00
Short-term investment	3.81

Total investments	100.30
Liabilities, in excess of cash and other assets	(0.30)

Net assets	100.00%

99

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — 96.48%
US bonds — 85.05%
US corporate bonds — 73.99%
AAC Group Holding Corp., 0.000%, due 10/01/12(1)	$1,000,000	$900,000
Activant Solutions, Inc., 9.500%, due 05/01/16	250,000	245,625
Affinion Group, Inc., 10.125%, due 10/15/13	600,000	640,500
Ahern Rentals, Inc., 9.250%, due 08/15/13	925,000	936,562
Ainsworth Lumber Co. , Ltd., 7.250%, due 10/01/12	325,000	250,250
AK Steel Corp., 7.750%, due 06/15/12	1,575,000	1,575,000
American Cellular Corp., Series B, 10.000%, due 08/01/11	276,000	289,110
American Rock Salt Co. LLC, 9.500%, due 03/15/14	800,000	809,000
AmeriQual Group LLC, 9.500%, due 04/01/12(2)	1,375,000	1,375,000
Aramark Corp., 8.856%, due 02/01/15(2),(3)	575,000	583,625
ArvinMeritor, Inc., 8.125%, due 09/15/15	1,900,000	1,840,625
Ashtead Capital, Inc., 9.000%, due 08/15/16(2)	300,000	314,250
Baker & Taylor, Inc., 11.500%, due 07/01/13(2)	425,000	444,125
Boise Cascade LLC, 7.125%, due 10/15/14	750,000	712,500
Brookstone Co., Inc., 12.000%, due 10/15/12	300,000	307,500
Buckeye Technologies, Inc., 8.000%, due 10/15/10	1,150,000	1,150,000
Cadmus Communications Corp., 8.375%, due 06/15/14	1,275,000	1,287,750
Caesars Entertainment, Inc., 8.125%, due 05/15/11	650,000	678,438
Carriage Services, Inc., 7.875%, due 01/15/15	1,150,000	1,164,375
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	1,100,000	1,091,750
Century Aluminum Co., 7.500%, due 08/15/14	750,000	756,562
Cenveo Corp., 7.875%, due 12/01/13	550,000	539,000
Chukchansi Economic Development Authority, 8.000%, due 11/15/13(2)	875,000	892,500
Circus & Eldorado Joint Venture Corp., 10.125%, due 03/01/12	500,000	523,125
Citizens Communications Co., 9.000%, due 08/15/31	500,000	515,000
CMP Susquehanna Corp., 10.125%, due 05/15/14(2)	750,000	750,000
Coleman Cable, Inc., 9.875%, due 10/01/12(2)	450,000	470,250
Community Health Systems, Inc., 8.875%, due 07/15/15(2)	1,500,000	1,520,625

	Face amount	Value
US corporate bonds — (continued)
Comstock Resources, Inc., 6.875%, due 03/01/12	$750,000	$716,250
CPG International I, Inc., 12.130%, due 07/01/12(3)	370,000	379,250
CSC Holdings, Inc., Series B, 7.625%, due 04/01/11	800,000	794,000
8.125%, due 08/15/09	700,000	714,000
Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	625,000	656,250
Deluxe Corp., 5.000%, due 12/15/12	1,425,000	1,282,500
7.375%, due 06/01/15(2)	150,000	149,250
Dycom Industries, Inc., 8.125%, due 10/15/15	600,000	624,000
Dynegy Holdings, Inc., 8.375%, due 05/01/16	800,000	782,000
Easton-Bell Sports, Inc., 8.375%, due 10/01/12	875,000	861,875
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	2,475,000	2,456,824
Freescale Semiconductor, Inc., 8.875%, due 12/15/14(2)	1,225,000	1,169,875
10.125%, due 12/15/16(2)	220,000	206,800
GMAC LLC, 7.250%, due 03/02/11	2,625,000	2,616,393
General Motors Corp., 7.200%, due 01/15/11	1,875,000	1,802,344
Glatfelter, 7.125%, due 05/01/16	225,000	226,688
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	1,000,000	1,010,000
Harland Clarke Holdings Corp., 9.500%, due 05/15/15(2)	450,000	432,000
HCA, Inc., 9.125%, due 11/15/14(2)	300,000	315,375
9.250%, due 11/15/16(2)	300,000	319,500
Hercules, Inc., 6.500%, due 06/30/29	500,000	420,000
Insight Communications Co., Inc., 12.250%, due 02/15/11(1)	550,000	574,750
Interface, Inc., 10.375%, due 02/01/10	1,000,000	1,075,000
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	1,250,000	1,298,437
Jefferson Smurfit Corp., 8.250%, due 10/01/12	825,000	818,812
Kansas City Southern Railway Co., 7.500%, due 06/15/09	1,000,000	992,500
Land O’ Lakes, Inc., 8.750%, due 11/15/11	225,000	232,875
Landry’s Restaurants, Inc., Series B, 7.500%, due 12/15/14	1,000,000	970,000
Levi Strauss & Co., 12.250%, due 12/15/12	1,150,000	1,244,875
LIN Television Corp., Series B, 6.500%, due 05/15/13	1,400,000	1,368,500
Mediacom LLC, 9.500%, due 01/15/13	1,100,000	1,124,750

100

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (concluded)
US corporate bonds — (continued)
Mirant Americas Generation, Inc., 8.300%, due 05/01/11	$550,000	$567,875
Mirant Americas Generation LLC, 9.125%, due 05/01/31	675,000	739,125
Mirant North America LLC, 7.375%, due 12/31/13	250,000	255,625
Momentive Performance Materials, Inc., 9.750%, due 12/01/14(2)	325,000	328,250
MTR Gaming Group, Inc., 9.000%, due 06/01/12	625,000	657,813
9.750%, due 04/01/10	1,000,000	1,040,000
Neenah Foundary Co., 9.500%, due 01/01/17	810,000	777,600
Nexstar Finance Holdings LLC, 0.000%, due 04/01/13(1)	550,000	540,375
Nexstar Finance, Inc., 7.000%, due 01/15/14	700,000	693,000
NRG Energy, Inc., 7.375%, due 02/01/16 7.375%, due 01/15/17	350,000 750,000	350,875 752,812
Owens-Illinois, Inc., 7.500%, due 05/15/10	1,000,000	1,008,750
Pantry, Inc., 7.750%, due 02/15/14	1,250,000	1,218,750
Pathmark Stores, Inc., 8.750%, due 02/01/12	500,000	515,000
Pokagon Gaming Authority, 10.375%, due 06/15/14(2)	700,000	771,750
PolyOne Corp., 10.625%, due 05/15/10	205,000	215,250
Prestige Brands, Inc., 9.250%, due 04/15/12	1,000,000	1,025,000
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	900,000	889,875
Qwest Communications International, Inc., 7.250%, due 02/15/11	500,000	503,750
R.H. Donnelley Corp., 8.875%, due 01/15/16	1,100,000	1,144,000
Realogy Corp., 10.500%, due 04/15/14(2)	425,000	404,813
12.375%, due 04/15/15(2)	250,000	228,125
Restaurant Co., 10.000%, due 10/01/13	850,000	813,875
River Rock Entertainment Authority, 9.750%, due 11/01/11	1,000,000	1,050,000
San Pasqual Casino, 8.000%, due 09/15/13(2)	750,000	757,500
Sanmina-SCI Corp., 8.110%, due 06/15/14(2),(3)	1,080,000	1,080,000
8.125%, due 03/01/16	650,000	604,500
Sequa Corp., 9.000%, due 08/01/09	950,000	980,875
Sheridan Group, Inc., 10.250%, due 08/15/11	1,175,000	1,233,750
Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	551,000	567,530

	Face amount	Value
US corporate bonds — (concluded)
Stanadyne Corp., 10.000%, due 08/15/14	$775,000	$819,562
Terra Capital, Inc., 7.000%, due 02/01/17	600,000	579,000
Tube City IMS Corp., 9.750%, due 02/01/15(2)	625,000	640,625
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(2)	725,000	757,625
Unisys Corp., 8.000%, due 10/15/12	700,000	680,750
Universal Hospital Services, Inc., 8.500%, due 06/01/15(2),(4)	130,000	128,700
8.759%, due 06/01/15(2),(3)	130,000	130,000
Univision Communications, Inc., 7.850%, due 07/15/11	350,000	360,500
9.750%, due 03/15/15(2),(4)	1,500,000	1,481,250
US Concrete, Inc., 8.375%, due 04/01/14	600,000	598,500
Verso Paper Holdings LLC, 9.125%, due 08/01/14(2)	350,000	361,375
Vertis, Inc., Series B, 10.875%, due 06/15/09	775,000	759,500
Wheeling Island Gaming, Inc., 10.125%, due 12/15/09	900,000	911,250
Whiting Petroleum Corp., 7.250%, due 05/01/12	1,155,000	1,097,250
Wind Acquisition Finance SA, 10.750%, due 12/01/15(2)	850,000	975,375
Windstream Corp., 8.625%, due 08/01/16	700,000	740,250
Xerox Capital Trust I, 8.000%, due 02/01/27	1,850,000	1,899,234

Total US corporate bonds (cost $84,386,209)		84,835,909

Asset-backed security — 0.01%
GSAMP Trust, Series 06-S2, Class B2, 7.000%, due 01/25/36(1),(2),(5) (cost $427,841)	527,905	5,279

US government obligation — 11.05%
US Treasury Notes, 5.125%, due 05/15/16 (cost $12,778,332)	12,600,000	12,670,875

Total US bonds (cost $97,592,382)		97,512,063

International bonds — 11.43%
International corporate bonds — 11.43%
Bermuda — 0.27%
Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	300,000	307,500

Canada — 7.56%
Abitibi-Consolidated, Inc., 6.950%, due 04/01/08	750,000	742,500
8.550%, due 08/01/10	1,175,000	1,122,125
Bowater Canada Finance Corp., 7.950%, due 11/15/11	1,475,000	1,388,344

101

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
International bonds — (concluded)
International corporate bonds — (concluded)
Canada — (concluded)
Great Canadian Gaming Corp., 7.250%, due 02/15/15(2)	$200,000	$199,000
Millar Western Forest Products Ltd., 7.750%, due 11/15/13	1,000,000	861,250
Quebecor Media, Inc., 7.750%, due 03/15/16	600,000	609,000
Quebecor World Capital Corp., 8.750%, due 03/15/16(2)	1,340,000	1,319,900
Stone Container Finance, 7.375%, due 07/15/14	2,525,000	2,424,000

		8,666,119

Cayman Islands — 1.00%
Bluewater Finance Ltd., 10.250%, due 02/15/12	1,100,000	1,146,750

Netherlands — 2.09%
Clondalkin Acquisition BV, 7.359%, due 12/15/13(2),(3)	800,000	798,000
Montell Finance Co. BV, 8.100%, due 03/15/27(2)	850,000	773,500
NXP BV/NXP Funding LLC, 7.875%, due 10/15/14	300,000	295,500
9.500%, due 10/15/15	300,000	295,500
Sensata Technologies BV, 8.000%, due 05/01/14	250,000	241,250

		2,403,750

United Kingdom — 0.51%
Ineos Group Holdings PLC, 8.500%, due 02/15/16(2)	600,000	586,500

Total international bonds (cost $13,392,930)		13,110,619

		Value
Bonds — (concluded)
Total bonds (cost $110,985,312)		$110,622,682

	Shares
Equities — 0.01%
US equities — 0.01%
Pegasus Communications Corp., Class A*	1	146
Xanadoo Co.*	23	5,612

Total US equities (cost $86,272)		5,758

	Number of warrants
Warrants — 0.00%
Dayton Superior Corp., expires 6/15/09*(2),(5),(6)	1,500	0
HF Holdings, Inc., expires 9/27/09*(2),(5)	8,680	0
Pliant Corp., expires 06/01/10*(2),(5),(6)	5	0

Total warrants (cost $4,746,048)		0

	Shares
Short-term investment — 3.81%
Other — 3.81%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(7),(8) (cost $4,371,817)	4,371,817	4,371,817

Total investments — 100.30% (cost $120,189,449)		115,000,257
Liabilities, in excess of cash and other assets — (0.30)%		(344,776)

Net assets — 100.00%		$114,655,481

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $120,189,449; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,380,522
Gross unrealized depreciation	(6,569,714)

Net unrealized depreciation	$(5,189,192)

*	Non-income producing security.
(1)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $20,670,742 or 18.03% of net assets.

(3)	Floating rate security — The interest rate shown is the current rate as of June 30, 2007.
(4)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(5)	Security is illiquid. At June 30, 2007, the value of these securities amounted to $5,279 or 0.01% of net assets.
(6)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $0 or 0.00% of net assets.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at June 30, 2007.
GMAC	General Motors Acceptance Corp.
GSAMP	Goldman Sachs Mortgage Securities Corp.

102

UBS High Yield Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Dayton Superior Corp., expires 06/15/09	08/17/00	$—	0.00%	$—	0.00%
GSAMP Trust, Series 06-S2, Class B2, 7.000%, due 01/25/36	04/10/06	426,943	0.37	5,279	0.01
HF Holdings, Inc., expires 09/27/09	01/08/01	4,746,048	4.14	—	0.00
Pliant Corp., expires 06/01/10	11/27/00	—	0.00	—	0.00

		$5,172,991	4.51%	$5,279	0.01%

See accompanying notes to financial statements.	103

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 8.65%. For comparison purposes, the J.P. Morgan EMBI-Global Index and the Emerging Markets Debt Benchmark Index (the “Index”) returned 0.94% and 2.94%, respectively. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level.

Portfolio performance summary

From a fundamental perspective, economic growth in emerging markets continues to be favorable, providing support for emerging market debt securities. The major economies of Latin America continue to grow, with a number of them showing expansion well above expectations. Eastern Europe and Asia, also important regions for the asset class, posted solid growth, as well.

•

Our investment strategy for the Fund is based on our analysis of the overall asset class, individual countries and specific debt securities. We continued to look for opportunities in local markets, as fundamentals, in our opinion, were favorable, and interest rates relatively high. In particular, we found attractive investment opportunities in Argentina and Turkey during the reporting period.

•

Argentine debt has traded attractively, despite the government’s improved fiscal position after the partial debt restructuring that took place early in the decade. Moreover, for ARS-denominated bonds (ARS is the currency code for the Argentine peso) indexed to inflation, expected returns have been relative to those of other local market securities in the emerging markets debt markets. The ongoing recovery in Argentine activity and government finances has generated solid results in recent years.

•

In Turkey, as with Argentina, local yields have been attractive and, in fact, some of the highest in the emerging markets debt markets. Strong performance has been based on solid economic activity as the market’s focus has shifted away from negative headlines that reflect political uncertainty.

•

In the case of Argentina and Turkey, the portfolio incurred additional active risk by investing in local currency-denominated debt. Local currency investments made up roughly 44% of the total portfolio holdings at the end of the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 6 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

104

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	Inception 05/31/06(1) to 06/30/07
UBS Opportunistic Emerging Markets Debt Relationship Fund	8.65%	19.62%	17.83%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)(2)	0.94	11.68	10.72
Emerging Markets Debt Benchmark Index(3)	2.94	15.49	13.21

(1)	Performance inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund.

(2)

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds.

(3)

An unmanaged index compiled by the Advisor, constructed as follows: Inception 12/31/90 — 12/31/95; 100% J.P. Morgan EMBI; 01/01/96 — 06/30/00; 100% J.P. Morgan EMBI+; 07/01/00 — 10/31/05; 100% J.P. Morgan EMBI Global; 11/01/05 — 05/31/06; 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Open; 06/01/06-current; 70% J.P. Morgan EMBI Global and 30% J.P. Morgan GBI-EM Diversified (in USD).

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

105

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Republic of Argentina,
5.475%, due 08/03/12	15.2%
Federal Republic of Brazil,
6.000%, due 05/15/45	13.1
Republic of Turkey Credit-Linked Notes,
15.000%, due 02/11/10	8.0
Republic of Argentina, DISC,
Series B, 5.830%, due 12/31/33	7.2
Johor Corp.,
1.000%, due 07/31/12	6.0
Republic of Ukraine Credit-Linked Notes,
14.500%, due 03/30/08	4.7
Republic of Philippines,
8.375%, due 02/15/11	3.7
Republic of Venezuela,
5.750%, due 02/26/16	3.1
Argentina Prestamos Garant,
8.320%, due 05/15/09	2.0
CenterCredit International BV,
8.250%, due 09/30/11	1.6
Total	64.6%

Country exposure, long-term holdings, top five (unaudited)

As of June 30, 2007

Percentage of net assets
Argentina	25.4%
Brazil	13.1
Turkey	8.0
Malaysia	6.0
Ukraine	4.7
Total	57.2%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

International bonds
Diversified financial services	1.57%
Real estate investment trusts (REITs)	5.98
Foreign government bonds	58.02

Total international bonds	65.57
Short-term investments	22.73

Total investments	88.30
Cash and other assets, less liabilities	11.70

Net assets	100.00%

106

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

	Face amount		Value
International bonds — 65.57%
Argentina — 25.42%
Argentina Prestamos Garant, 8.320%, due 01/14/09	ARS	1,800,000	$887,775
8.320%, due 05/15/09		1,912,922	1,769,391
Republic of Argentina, 5.475%, due 08/03/12(1)		$17,950,000	13,090,037
Republic of Argentina, DISC, Series B 5.830%, due 12/31/33(1)	ARS	13,900,000	6,200,605

			21,947,808

Brazil — 13.08%
Federal Republic of Brazil, 6.000%, due 05/15/45	BRL	13,000,000	11,297,286

Kazakhstan — 1.57%
CenterCredit International BV, 8.250%, due 09/30/11(2)	KZT	170,000,000	1,357,716

Malaysia — 5.98%
Johor Corp., 1.000%, due 07/31/12	MYR	15,100,000	5,160,898

Philippines — 3.71%
Republic of Philippines, 8.375%, due 02/15/11		$3,000,000	3,206,100

Turkey — 7.97%
Republic of Turkey Credit-Linked Notes, 15.000%, due 02/11/10		$5,800,000	6,879,032

Ukraine — 4.73%
Republic of Ukraine Credit-Linked Notes, 14.500%, due 03/30/08	UAH	19,600,000	4,086,346

	Face amount		Value
Venezuela — 3.11%
Republic of Venezuela, 5.750%, due 02/26/16		$3,190,000	$2,687,575

Total international bonds (cost $51,065,947)			56,622,761

Short-term investments — 22.73%
Egypt — 15.32%
Egypt Sovereign Certificates of Deposit, 9.555%, due 08/01/07(3)	EGP	6,000,000	1,045,946
9.953%, due 08/01/07(3)		25,000,000	4,358,107
Egypt Treasury Bills, 7.650%, due 06/03/08(2),(3)		48,000,000	7,826,719

(cost $13,246,615)			13,230,772

	Shares
Investment company — 7.41%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(4),(5) (cost $6,395,705)		6,395,705	6,395,705

Total short-term investments (cost $19,642,320)			19,626,477

Total investments — 88.30% (cost $70,708,267)			76,249,238
Cash and other assets, less liabilities —11.70%			10,101,294

Net assets — 100.00%			$86,350,532

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $70,708,267; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,928,768
Gross unrealized depreciation	(387,797)

Net unrealized appreciation	$5,540,971

(1)	Floating rate security — The interest rate shown is the current rate as of June 30, 2007.
(2)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007 the value of these securities amounted to $9,184,435 or 10.64% of net assets.
(3)	The rate shown is the effective yield at the date of purchase.
(4)	Investment in affiliated mutual fund.
(5)	The rate shown reflects the yield at June 30, 2007.
DISC	Discount bond

Currency type abbreviations:

ARS	Argentina Peso
BRL	Brazilian Real
EGP	Egyptian Pound
KZT	Kazakhstan Tenge
MYR	Malaysian Ringgit
UAH	Ukrainian Hryvnia

107

UBS Opportunistic Emerging Markets Debt Relationship Fund— Portfolio of investments June 30, 2007 (unaudited)

Forward foreign currency contracts

UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of June 30, 2007:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ depreciation
Brazilian Real	9,356,600	USD	4,507,033	08/24/07	$(310,472)
United States Dollar	4,584,321	BRL	9,356,600	08/24/07	233,183

Net unrealized depreciation on forward foreign currency contracts					$(77,289)

Currency type abbreviations:

BRL	Brazilian Real
USD	United States Dollar

108	See accompanying notes to financial statements.

UBS Opportunistic High Yield Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS Opportunistic High Yield Relationship Fund (the “Fund”) returned 0.84%. In comparison, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 3.05% over the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund holds a relatively concentrated portfolio. It is managed to provide opportunistic high yield exposure to broader portfolios and is, therefore, not managed relative to a benchmark. As a result, security selection is the primary source of return, rather than sector allocations or duration management.

Portfolio performance summary

•

Holdings in the power and printing sectors contributed to performance. The Fund’s holdings in the printing sector performed well during the reporting period as the market benefited from expected consolidation in the industry. Also, the Fund’s exposure to electric generators was helped by good operating results and a re-valuation of power assets.

•

Securities which were structurally “short” also aided performance. The Fund invested in many “take-out” situations—that is, situations where we think bonds will either be redeemed by the issuer at favorable prices through a refinancing, or benefit from merger and acquisition activity. In fact, many of the bonds held by the Fund—American Cellular and Edison Mission Energy, for example—were redeemed.

•

Disappointing returns from holdings in certain higher beta (a quantitative measure of volatility) names hurt performance. Two examples of these are Abitibi and Bowater, two dominant newsprint producers that are set to merge in the near future. The newsprint industry exhibited negative trends, and this caused spreads to widen. (Spread refers to the difference between the bond equivalent yield for any investment and the bond equivalent yield for a Treasury investment with the same maturity.) Also, performance suffered due to the Fund’s exposure to Freescale, a dominant semiconductor firm, when Motorola, its largest customer, reported poor results.

Thomas Haag named lead portfolio manager for UBS Opportunistic High Yield Relationship Fund

Effective on July 1, 2007, John Penicook, the lead portfolio manager for UBS Opportunistic High Yield Relationship Fund, was replaced by Thomas Haag. Mr. Haag has access to members of the Fixed-income investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Haag, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund’s portfolio among the various managers and analysts, occasionally implementing trades on behalf of the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Haag is provided below.

Thomas Haag is an Executive Director and Senior Portfolio Manager at UBS Global Asset Management since 2007. Prior to that, Mr. Haag was a portfolio manager of fixed income at Seneca Capital Management from 2002 to 2007. Mr. Haag has been portfolio manager of the Fund since 2007.

This letter is intended to assist shareholders in understanding how the Fund performed during the 6 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

109

UBS Opportunistic High Yield Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	Inception 04/05/04(1) to 06/30/07
UBS Opportunistic High Yield Relationship Fund	0.84%	7.47%	6.59%
Merrill Lynch US High Yield Cash Pay Constrained Index(2)	3.05	11.28	7.79

(1)

Inception date of UBS Opportunistic High Yield Relationship Fund is 09/04/02. The Fund was inactive from 05/21/03 to 04/04/04. The inception return of the Fund and the index is calculated as of 04/05/04, which is the date the Fund re-commenced investment operations.

(2)

The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

110

UBS Opportunistic High Yield Relationship Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Quebecor World Capital Corp.,
4.875%, due 11/15/08	9.0%
Bowater Canada Finance Corp.,
7.950%, due 11/15/11	5.2
Xerox Capital Trust I,
8.000%, due 02/01/27	4.3
Abitibi-Consolidated, Inc.,
8.550%, due 08/01/10	4.1
Cincinnati Bell, Inc.,
8.375%, due 01/15/14	4.0
Landry’s Restaurants, Inc., Series B,
7.500%, due 12/15/14	3.7
GMAC LLC,
7.250%, due 03/02/11	3.7
Mirant Americas Generation LLC,
8.300%, due 05/01/11	2.9
Abitibi-Consolidated, Inc.,
6.950%, due 04/01/08	2.9
Deluxe Corp.,
5.000%, due 12/15/12	2.8
Total	42.6%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Bonds
US bonds
US corporate bonds
Apparel/textiles	2.25%
Automotive	2.64
Broadcasting	3.46
Cable	2.58
Chemicals	0.68
Containers	1.23
Diversified financial services	4.94
Energy	5.78
Food & drug retailers	1.76
Gaming	3.38
Metals/Mining	2.32
Non-food & drug retailers	0.75
Paper	2.80
Printing & publishing	6.63
Restaurants	3.73
Services	0.96
Steel	1.41
Technology	10.00
Telecommunications	5.37
Utilities	3.94

Total US corporate bonds	66.61
Asset-backed security	0.54

Total US bonds	67.15
International bonds
International corporate bonds
Chemicals	1.41
Containers	2.34
Energy	2.00
Paper	12.18
Printing & publishing	9.02

Total international bonds	26.95

Total bonds	94.10
Short-term investment	4.05

Total investments	98.15
Cash and other assets, less liabilities	1.85

Net assets	100.00%

111

UBS Opportunistic High Yield Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — 94.10%
US bonds — 67.15%
US corporate bonds — 66.61%
AK Steel Corp., 7.875%, due 02/15/09	$2,213,000	$2,207,468
American Cellular Corp., Series B, 10.000%, due 08/01/11	2,020,000	2,115,950
Aramark Corp., 8.856%, due 02/01/15(1),(2)	1,475,000	1,497,125
ArvinMeritor, Inc., 8.125%, due 09/15/15	4,250,000	4,117,187
Boise Cascade LLC, 7.125%, due 10/15/14	2,800,000	2,660,000
Bowater, Inc., 9.000%, due 08/01/09	1,700,000	1,725,500
Cadmus Communications Corp., 8.375%, due 06/15/14	1,650,000	1,666,500
Century Aluminum Co., 7.500%, due 08/15/14	1,000,000	1,008,750
Cincinnati Bell, Inc., 8.375%, due 01/15/14	6,200,000	6,262,000
CSC Holdings, Inc., Series B, 7.625%, due 04/01/11	1,000,000	992,500
Deluxe Corp., 5.000%, due 12/15/12	4,925,000	4,432,500
Dynegy Holdings, Inc., 8.375%, due 05/01/16	2,500,000	2,443,750
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	2,000,000	1,985,312
Freeport-McMoRan Copper & Gold, Inc., 8.564%, due 04/01/15(2)	2,500,000	2,618,750
Freescale Semiconductor, Inc., 8.875%, due 12/15/14(1)	3,000,000	2,865,000
10.125%, due 12/15/16(1)	1,425,000	1,339,500
GMAC LLC, 7.250%, due 03/02/11	5,750,000	5,731,146
Giant Industries, Inc., 8.000%, due 05/15/14	2,350,000	2,543,405
Harland Clarke Holdings Corp., 10.106%, due 05/15/15(1),(2)	3,035,000	2,928,775
Ingles Markets, Inc., 8.875%, due 12/01/11	2,650,000	2,746,062
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	2,850,000	2,960,437
Landry’s Restaurants, Inc., Series B, 7.500%, due 12/15/14	6,000,000	5,820,000
Levi Strauss & Co., 12.250%, due 12/15/12	3,250,000	3,518,125
Mediacom LLC, 9.500%, due 01/15/13	2,975,000	3,041,937
Mirant Americas Generation LLC, 8.300%, due 05/01/11	4,450,000	4,594,625
Mirant North America LLC, 7.375%, due 12/31/13	2,000,000	2,045,000
NRG Energy, Inc., 7.375%, due 01/15/17	1,650,000	1,656,188
Owens-Brockway Glass Container, Inc., 8.250%, due 05/15/13	1,850,000	1,914,750

	Face amount	Value
US corporate bonds — (concluded)
Pantry, Inc., 7.750%, due 02/15/14	$1,200,000	$1,170,000
PolyOne Corp., 10.625%, due 05/15/10	1,009,000	1,059,450
River Rock Entertainment Authority, 9.750%, due 11/01/11	2,200,000	2,310,000
Sanmina-SCI Corp.,
8.110%, due 06/15/14(1),(2)	1,715,000	1,715,000
Sheridan Group, Inc., 10.250%, due 08/15/11	4,050,000	4,252,500
Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	2,131,000	2,194,930
Univision Communications, Inc.,
7.850%, due 07/15/11	1,200,000	1,236,000
9.750%, due 03/15/15(1),(3)	2,000,000	1,975,000
Whiting Petroleum Corp., 7.000%, due 02/01/14	2,000,000	1,880,000
Xerox Capital Trust I, 8.000%, due 02/01/27	6,600,000	6,775,646

Total US corporate bonds (cost $104,401,209)		104,006,768

Asset-backed security — 0.54%
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-AFA, Class B2, 6.000%, due 09/25/26(1),(4),(5) (cost $3,859,775)	4,175,220	835,044

Total US bonds (cost $108,260,984)		104,841,812

International bonds — 26.95%
International corporate bonds — 26.95%
Canada — 23.52%
Abitibi-Consolidated, Inc.,
6.950%, due 04/01/08	4,518,000	4,472,820
8.550%, due 08/01/10	6,675,000	6,374,625
Bowater Canada Finance Corp., 7.950%, due 11/15/11	8,680,000	8,170,050
Quebecor World Capital Corp., 4.875%, due 11/15/08	14,500,000	14,065,000
Stone Container Finance, 7.375%, due 07/15/14	3,800,000	3,648,000

		36,730,495

Cayman Islands — 2.00%
Bluewater Finance Ltd., 10.250%, due 02/15/12	3,000,000	3,127,500

Netherlands — 1.43%
Montell Finance Co. BV, 8.100%, due 03/15/27(1)	2,450,000	2,229,500

Total international corporate bonds (cost $43,196,098)		42,087,495

Total bonds (cost $151,457,082)		146,929,307

112

UBS Opportunistic High Yield Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
Short-term investment — 4.05%
Other — 4.05%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(6),(7) (cost $6,322,357)	6,322,357	$6,322,357

Total investments — 98.15% (cost $157,779,439)		153,251,664
Cash and other assets, less liabilities — 1.85%		2,889,707

Net assets — 100.00%		$156,141,371

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $157,779,439; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$914,874
Gross unrealized depreciation	(5,442,649)

Net unrealized depreciation	$(4,527,775)

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $15,384,944 or 9.85% of net assets.

(2)	Floating rate security — The interest rate shown is the current rate as of June 30, 2007.
(3)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(4)	Security is illiquid. At June 30, 2007, the value of this security amounted to $835,044 or 0.53% of net assets.
(5)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.
(6)	Investment in affiliated mutual fund.
(7)	The rate shown reflects the yield at June 30, 2007.
GMAC	General Motors Acceptance Corp.

Restricted security

Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-AFA, Class B2, 6.000%, due 09/25/26	11/03/06	$3,854,670	2.47%	$835,044	0.54%

See accompanying notes to financial statements.	113

UBS Short Duration Relationship Fund

Portfolio performance

For the six-month period ended June 30, 2007, UBS Short Duration Relationship Fund (the “Fund”) declined 0.03%, compared to the 2.10% return of the Merrill Lynch US Treasury 1-3 Year Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s underperformance was primarily due to sector allocations, particularly lower-quality asset-backed securities.

Portfolio performance summary

What worked

•	Higher quality shorter term issues from the corporate sectors have added to performance over the period.

What didn’t work

•	The majority of the Fund’s shortfall was attributable to our allocation to lower quality asset-backed securities.

•	Investors were surprised by the number and magnitude of subprime mortgage delinquencies. Their growing concern carried over into other asset-backed markets.

•	Our positions in the portfolio were negatively impacted by price activity, but coupons and principal continued to be paid as expected.

•

Despite recent turmoil, we continue to cautiously favor asset-backed securities on a security-by-security basis. In particular, we are finding attractive opportunities in high quality asset-backed securities, commercial mortgage-backed securities, and agency issued hybrid adjustable rate mortgages. We are avoiding products that are exposed to subprime loans.

•

A moderately defensive duration strategy detracted from relative performance. Duration is a measure of sensitivity to changes in interest rates. In the face of mixed economic signals we sought to protect the portfolio by holding a slightly lower duration than the benchmark. This defensive stance hindered relative returns during periods when interest rates declined.

•	We moved toward a neutral duration posture at the end of the reporting period, allowing us greater flexibility.

This letter is intended to assist shareholders in understanding how the Fund performed during the 6 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

114

UBS Short Duration Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	Inception 08/23/05(1) to 06/30/07
UBS Short Duration Relationship Fund	-0.03%	3.33%	3.15%
Merrill Lynch US Treasury 1-3 Year Index(2)	2.10	5.06	3.70

(1)	Performance inception date of UBS Short Duration Relationship Fund.

(2)	The Merrill Lynch US Treasury 1-3 Year Index: An unmanaged index tracking US Treasury securities with maturities between 1 and 3 years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

115

UBS Short Duration Relationship Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2007

Percentage of net assets
US Treasury Notes, 4.500%, due 03/31/09	6.8%
4.500%, due 05/15/10	3.0
4.625%, due 11/15/09	3.0
4.750%, due 02/15/10	2.8
Federal National Mortgage Association, 4.500%, due 08/04/08	2.4
Credit-Based Asset Servicing and Securitization LLC, Series 05-CB6, Class A2, 4.842%, due 07/25/35	1.8
Morgan Stanley Capital I, Series 98-XL2, Class A2, 6.170%, due 10/03/34	1.8
Hyundai Auto Receivables Trust, Series 04-A, Class B, 3.460%, due 08/15/11	1.5
Providian Gateway Master Trust, Series 04-EA, Class D, 6.250%, due 11/15/11	1.5
Bear Stearns Commercial Mortgage Securities, Series 04-ESA, Class G, 5.377%, due 05/14/16	1.5
Total	26.1%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Bonds
US bonds
US corporate bonds
Commercial banks	1.51%
Consumer finance	1.94
Diversified financial services	2.66
Electrical equipment	0.72
Gas-utilities	0.89
Oil, gas & consumable fuels	0.64
Thrifts & mortgage finance	0.92

Total US corporate bonds	9.28
Asset-backed securities	30.04
Collateralized debt obligations	1.57
Commercial mortgage-backed securities	7.47
Mortgage & agency debt securities	25.63
US government obligation	18.12

Total US bonds	92.11
International bonds
International corporate bonds
Consumer finance	0.78
Diversified telecommunication services	0.88

Total international corporate bonds	1.66
International collateralized debt obligation	0.76

Total international bonds	2.42

Total bonds	94.53

Short-term investments	4.39
Options purchased	0.29

Total investments	99.21
Cash and other assets, less liabilities	0.79

Net assets	100.00%

116

UBS Short Duration Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — 94.53%
US bonds — 92.11%
US corporate bonds — 9.28%
Capital One Financial Corp., 5.640%, due 09/10/09(1)	$1,650,000	$1,654,618
Emerson Electric Co., 5.500%, due 09/15/08	1,170,000	1,168,560
HBOS Treasury Services PLC, 5.000%, due 11/21/11(2)	2,500,000	2,451,235
International Lease Finance Corp., 4.625%, due 06/02/08	1,500,000	1,488,436
5.580%, due 05/24/10(1)	1,320,000	1,323,047
John Deere Capital Corp., 4.400%, due 07/15/09	2,255,000	2,211,161
Residential Capital LLC, 5.860%, due 06/09/08(1)	800,000	791,892
6.125%, due 11/21/08	1,500,000	1,486,309
Spectra Energy Capital LLC, 5.668%, due 08/15/14	1,500,000	1,446,833
Valero Energy Corp., 6.875%, due 04/15/12	1,000,000	1,047,230

Total US corporate bonds (cost $15,143,173)		15,069,321

Asset-backed securities — 30.04%
AmeriCredit Automobile Receivables Trust, Series 06-AF, Class A3, 5.560%, due 09/06/11	1,550,000	1,552,850
Ameriquest Mortgage Securities, Inc., Series 03-5, Class M3, 6.009%, due 04/25/33	1,179,505	1,163,401
Capital Auto Receivables Asset Trust, Series 04-2, Class B, 3.920%, due 11/16/09	600,000	592,286
Series 06-1, Class B, 5.260%, due 10/15/10	900,000	896,707
Capital One Master Trust, Series 01-6, Class C, 6.700%, due 06/15/11(2)	1,200,000	1,214,088
Citibank Credit Card Issuance Trust, Series 05-B1, Class B1, 4.400%, due 09/15/10	1,450,000	1,432,064
Credit-Based Asset Servicing and Securitization LLC, Series 05-CB6, Class A2, 4.842%, due 07/25/35(3)	3,000,000	2,978,847
Series 06-SL1, Class A2, 5.556%, due 09/25/36(2),(3)	1,550,000	1,537,402
Drive Auto Receivables Trust, Series 05-3, Class A3, 4.990%, due 10/15/10(2)	794,076	791,707
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FFB, Class A3, 5.555%, due 12/25/26(3)	1,600,000	1,567,125
Ford Credit Auto Owner Trust, Series 06-B, Class A4, 5.250%, due 09/15/11	1,580,000	1,574,024

	Face amount	Value
Asset-backed securities — (continued)
GE Equipment Small Ticket LLC, Series 05-1A, Class B, 4.620%, due 12/22/14(2)	$1,333,281	$1,319,388
GSAMP Trust, Series 06-S6, Class A2, 5.552%, due 10/25/36(3),(4)	1,500,000	1,350,000
Series 06-S2, Class A3, 5.628%, due 01/25/36(3),(4)	1,450,000	1,087,500
Series 06-S4, Class M7, 7.520%, due 05/25/36(1),(4)	750,000	37,500
Hertz Vehicle Financing LLC, Series 05-2A, Class A2, 4.930%, due 02/25/10(2)	1,850,000	1,837,059
Home Equity Mortgage Trust, Series 06-1, Class A2, 5.300%, due 05/25/36(3)	1,300,000	1,296,664
Series 06-2, Class 1A2, 5.410%, due 07/25/36(3)	1,270,000	1,264,256
Series 05-4, Class M1, 5.484%, due 01/25/36(3)	2,000,000	1,976,977
Series 06-4, Class M9, 7.620%, due 11/25/36(1),(4),(5)	1,200,000	60,000
Household Automotive Trust, Series 05-3, Class A3, 4.800%, due 10/18/10	950,203	947,076
Hyundai Auto Receivables Trust, Series 04-A, Class B, 3.460%, due 08/15/11	2,550,557	2,507,603
Series 06-A, Class C, 5.340%, due 11/15/12	1,150,000	1,147,586
Merrill Auto Trust Securitization,
Series 05-1, Class A3, 4.100%, due 08/25/09	974,397	969,677
Merrill Lynch Mortgage Investors, Inc.,
Series 05-SL2, Class B3, 7.320%, due 12/25/35(1),(4)	1,330,000	695,287
Navistar Financial Corp. Owner Trust,
Series 04-B, Class C, 3.930%, due 10/15/12	554,646	537,822
Nissan Auto Receivables Owner Trust,
Series 05-C, Class A3, 4.190%, due 07/15/09	1,963,902	1,951,575
Nomura Asset Acceptance Corp.,
Series 06-S2, Class A2, 5.810%, due 04/25/36(1),(2)	1,500,000	1,501,228
Pinnacle Capital Asset Trust,
Series 06-A, Class C, 5.770%, due 05/25/10(2)	1,070,000	1,067,771
Providian Gateway Master Trust,
Series 04-DA, Class D, 4.400%, due 09/15/11(2)	2,100,000	2,096,063
Series 04-EA, Class D, 6.250%, due 11/15/11(1),(2)	2,500,000	2,507,033
RAAC Series, Series 06-RP1, Class M4, 7.195%, due 10/25/45(1),(2),(4)	645,951	77,514
Terwin Mortgage Trust, Series 06-2HGS, Class A2, 4.500%, due 03/25/37(1),(2),(4)	1,430,000	1,144,000

117

UBS Short Duration Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Asset-backed securities — (concluded)
Volkswagen Auto Lease Trust, Series 06-A, Class A3, 5.500%, due 09/21/09	$1,800,000	$1,802,449
WFS Financial Owner Trust,
Series 04-4, Class A4, 3.440%, due 05/17/12	1,400,000	1,374,446
Series 04-2, Class A4, 3.540%, due 11/21/11	1,987,913	1,968,714
Whole Auto Loan Trust,
Series 03-1, Class A4, 2.580%, due 03/15/10	954,181	943,880

Total asset-backed securities (cost $52,767,140)		48,769,569

Collateralized debt obligations — 1.57%
Ansonia CDO Ltd., Series 06-1A, Class F, 6.755%, due 07/28/46(2),(4)	1,300,000	1,258,867
Duke Funding Ltd., Series 06-HG5A, Class C, 6.601%, due 07/03/50(1),(2),(4)	788,000	726,875
Taberna Preferred Funding Ltd., Series 06-5A, Class A3, 6.806%, due 08/05/36(1),(2),(4)	590,000	568,996

Total collateralized debt obligations (cost $2,663,210)		2,554,738

Commercial mortgage-backed securities — 7.47%
Asset Securitization Corp., Series 96-MD6, Class A4, 7.586%, due 11/13/29(1)	2,000,000	2,010,366
Bear Stearns Commercial Mortgage Securities, Series 04-ESA, Class G, 5.377%, due 05/14/16(2)	2,500,000	2,501,043
GS Mortgage Securities Corp. II, Series II, 98-GLII, Class B, 6.799%, due 04/13/31(1)	2,000,000	2,015,743
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-C3, Class A1, 3.765%, due 01/15/42	1,088,686	1,066,714
Morgan Stanley Capital I, Series 98-XL2, Class A2, 6.170%, due 10/03/34	2,900,000	2,923,278
TW Hotel Funding 2005 LLC, Series 05-LUX, Class K, 6.520%, due 01/15/21(1),(2)	1,621,853	1,608,601

Total commercial mortgage-backed securities (cost $12,386,909)		12,125,745

Mortgage & agency debt securities — 25.63%
Countrywide Alternative Loan Trust, Series 06-4CB, Class 1A1, 6.000%, due 04/25/36	1,153,588	1,158,630
Countrywide Home Loan Mortgage Pass-Through Trust, Series 05-24, Class A6, 5.500%, due 11/25/35	1,519,379	1,514,520

	Face amount	Value
Mortgage & agency debt securities — (concluded)
Federal Home Loan Bank 5.375%, due 07/17/09	$1,900,000	$1,907,332
Federal Home Loan Mortgage Corp., 4.625%, due 08/15/08	1,500,000	1,489,380
Federal Home Loan Mortgage Corp., Conventional Pools # 1G2593, 5.253%, due 12/01/36(1)	2,093,829	2,081,935
# 847628, 5.429%, due 10/01/36(1)	1,826,945	1,807,169
Federal Home Loan Mortgage Corp., REMICs, Series 2977, Class PA, 5.000%, due 12/15/25	1,708,866	1,694,778
Series 3018, Class UM, 5.000%, due 09/15/26	1,947,277	1,929,271
Series 3133, Class PA, 5.500%, due 02/15/25	1,268,350	1,266,664
Series 3138, Class PA, 5.500%, due 02/15/27	1,273,496	1,271,613
Series 2857, Class J, 6.000%, due 09/15/34	126,107	126,152
Federal National Mortgage Association
4.500%, due 08/04/08	4,000,000	3,967,148
5.250%, due 01/29/09	1,600,000	1,598,046
5.250%, due 01/11/10	1,600,000	1,595,862
Federal National Mortgage Association Pools, # 841740,
4.786%, due 09/01/35(1)	2,429,181	2,401,832
# 869850, 5.446%, due 04/01/36(1)	1,355,202	1,345,981
# 813641, 5.543%, due 05/01/36(1)	1,195,495	1,191,995
Federal National Mortgage Association REMICs,
Series 06-102, Class PA, 5.000%, due 08/25/26	1,973,357	1,951,163
Series 05-13, Class PA, 5.000%, due 03/25/27	1,773,919	1,756,267
First Horizon Asset Securities, Inc.,
Series 05-AR4, Class 2A1, 5.331%, due 10/25/35(1)	2,125,470	2,110,961
IndyMac INDA Mortgage Loan Trust,
Series 06-AR3, Class 1A2, 5.376%, due 12/25/36(1)	1,258,521	1,243,183
IndyMac INDX Mortgage Loan Trust,
Series 06-AR19, Class1A2, 6.462%, due 08/25/36(1)	1,264,517	1,283,413
Residential Funding Mortgage Securitization I, Series 06-SA3, Class 2A1, 5.976%, due 09/25/36(1)	1,660,389	1,668,495
Wells Fargo Mortgage Backed Securities Trust, Series 04-F, Class A8, 4.729%, due 06/25/34(1)	1,597,557	1,574,236
Series 06-AR1, Class 2A2, 5.554%, due 03/25/36(1)	1,691,658	1,677,117

Total mortgage & agency debt securities
(cost $41,819,389)		41,613,143

118

UBS Short Duration Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (concluded)
US Bonds — (concluded)
US government obligations — 18.12%
US Treasury Notes,
4.500%, due 03/31/09	$11,200,000	$11,118,621
4.500%, due 05/15/10	5,000,000	4,947,655
4.625%, due 11/30/08	1,450,000	1,444,110
4.625%, due 11/15/09	4,955,000	4,924,804
4.750%, due 02/15/10	4,500,000	4,483,476
4.875%, due 01/31/09	1,400,000	1,398,141
4.875%, due 05/15/09	1,100,000	1,099,484

Total US government obligations
(cost $29,503,287)		29,416,291

Total US bonds
(cost $154,283,108)		149,548,807

International bonds — 2.42%
International corporate bonds — 1.66%
Japan — 0.78%
Aiful Corp.,
4.450%, due 02/16/10(2)	1,300,000	1,255,394
Luxembourg — 0.88%
Telecom Italia Capital SA, 5.250%, due 11/15/13	1,500,000	1,429,310

Total international corporate bonds (cost $2,694,227)		2,684,704

International collateralized debt obligation — 0.76%
Cayman Islands — 0.76%
MM Community Funding II Ltd., 7.609%, due 12/15/31(1),(2),(4) (cost $1,248,826)	1,223,805	1,237,266

Total international bonds (cost $3,943,053)		3,921,970

Total bonds (cost $158,226,161)		153,470,777

	Shares	Value
Short-term investments — 4.39%
Investment company — 4.30%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(6),(7) (cost $6,979,917)	6,979,917	$6,979,917

	Face amount
US government obligation — 0.09%
US Treasury Bills, 4.78% due on 12/20/07(8),(9) (cost $156,407)	$160,000	156,413

Total short-term investments (cost $7,136,324)		7,136,330

	Number of contracts
Options purchased — 0.29%
Call options — 0.12%
5 Year US Treasury Notes Futures, strike @ 104.50, expires August 2007*(9)	546	179,156
strike @ 106.00, expires August 2007*(9)	186	8,719

		187,875

Put options — 0.17%
5 Year US Treasury Notes Futures, strike @ 103.50, expires August 2007*(9)	546	145,031
90 Day Euro Futures, strike @ 94.75, expires December 2007*(9)	405	131,625

		276,656

Total options purchased (cost $480,468)		464,531

Total investments — 99.21% (cost $165,842,953)		161,071,638
Cash and other assets, less liabilities — 0.79%		1,284,530

Net assets — 100.00%		$162,356,168

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purchases, was $165,842,953; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$135,673
Gross unrealized depreciation	(4,906,988)

Net unrealized depreciation	$(4,771,315)

*	Non-income producing security.
(1)	Floating rate security — The interest rate shown is the current rate as of June 30, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted; and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $26,701,530 or 16.45% of net assets.

(3)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.
(4)	Security is illiquid. At June 30, 2007, the value of these securities amounted to $8,243,805 or 5.08% of net assets.
(5)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $60,000 or 0.04% of net assets.
(6)	Investment in affiliated mutual fund.
(7)	The rate shown reflects the yield at June 30, 2007.
(8)	The rate shown is the effective yield at the date of purchase.
(9)	This security was pledged to cover margin requirements for futures contracts.
CDO	Collateralized debt obligations

119

UBS Short Duration Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
REMIC	Real Estate Mortgage Investment Conduit

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Ansonia CDO Ltd., Series 06-1A, Class F, 6.755%, due 07/28/46	10/25/06	$1,299,960	0.80%	$1,258,867	0.78%
Duke Funding Ltd., Series 06-HG5A, Class C, 6.601%, due 07/03/50	05/26/06	788,000	0.49	726,875	0.45
MM Community Funding II Ltd., 7.609%, due 12/15/31	01/25/06	1,249,382	0.77	1,237,266	0.76
RAAC Series, Series 06-RP1, Class M4, 7.195%, due 10/25/45	03/06/06	645,951	0.40	77,514	0.05
Taberna Preferred Funding Ltd., Series 06-5A, Class A3, 6.806%, due 08/05/36	05/26/06	575,250	0.35	568,996	0.35
Terwin Mortgage Trust, Series 06-2HGS, Class A2, 4.500%, due 03/25/37	01/19/06	1,395,438	0.86	1,144,000	0.70

		$5,953,981	3.67%	$5,013,518	3.09%

Futures contracts

UBS Short Duration Relationship Fund had the following open futures contracts as of June 30, 2007:

	Expiration date	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
2 Year US Treasury notes, 130 contracts	September 2007	$26,515,021	$26,491,563	$(23,458)
5 Year US Treasury notes, 2 contracts	September 2007	206,115	208,156	2,041

US treasury futures sell contracts:
5 Year US Treasury notes, 13 contracts	September 2007	1,355,304	1,353,016	2,288
10 Year US Treasury notes, 23 contracts	September 2007	2,452,672	2,431,172	21,500

Net unrealized appreciation on futures contracts				$2,371

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2007 was $620,944.

Options written

UBS Short Duration Relationship Fund had the following open put options written as of June 30, 2007:

Put options written	Expiration date	Premiums received	Value
90 Day Euro Futures, 405 contracts, strike @ 94.50	December 2007	$24,179	$27,844

120	See accompanying notes to financial statements.

UBS U.S. Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2007, UBS U.S. Bond Relationship Fund (the “Fund”) returned 1.26%. The Fund’s benchmark, the Lehman Brothers US Aggregate Bond Index (the “Index”), returned 0.98% over the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s strong relative performance over the period was due to our duration and yield curve strategies.

Portfolio performance summary

What worked

•	A defensive duration strategy contributed to relative performance during periods of rising interest rates. (Duration is a measure of sensitivity to changes in interest rates.)

•

The Fund began the reporting period defensively positioned, with a shorter-than-Index duration. This made the portfolio less sensitive to rate increases (which drive bond prices down) that occurred in the second half of the reporting period.

We ultimately ended the reporting period with the Fund’s duration in line with the Index, a neutral position that reflects our belief that market sentiment and pricing have moved within our fair value estimates.

•

Performance was also helped by yield curve positioning, particularly in the mortgage-backed securities sector. (The yield curve represents the relationship among yields of similar bonds of differing maturities.) The Fund was underweight the mortgage sector overall. In particular, we focused on securities that we believed had good characteristics. These included 15-year seasoned (2003 and earlier) mortgage bonds, as well as hybrid adjustable rate mortgages (“ARM”). Hybrid ARMs offer a blend of fixed-rate and adjustable-rate characteristics in one single loan, for example a 5/1 hybrid ARM would refer to a five-year fixed period and subsequent one-year rate adjustment.

•

Relative performance benefited from specific holdings in the corporate bond area. Corporate bonds were one of the Fund’s largest underweight positions for the period, as we did not believe investors were being adequately compensated for the associated risks. The holdings we did have in this area focused on banking, natural gas, finance and pharmaceuticals.

What didn’t work

•	Issue selection detracted from relative performance, especially in asset-backed securities (ABS) and investment grade corporate bonds.

•

Investors were surprised by the number and magnitude of defaults in the subprime mortgage market. We avoided direct investments in this area of the market. However, with the deterioration of the subprime market, concerns grew about the creditworthiness of the borrowers and the standards of the lenders in the Alt-A ABS market. (Alt-A loans are typically offered to borrowers with better credit scores than borrowers of subprime mortgages.) We were invested in Alt-A ABS securities, and our exposure in this area generated particularly disappointing results.

•	Disappointing issue selection in ABS was somewhat offset by strong issue selection in the mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) sectors.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

121

UBS U.S. Bond Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	5 years ended 06/30/07	Inception 04/28/00(1) to 06/30/07
UBS U.S. Bond Relationship Fund	1.26%	5.92%	4.85%	6.39%
Lehman Brothers US Aggregate Bond Index(2)	0.98	6.12	4.48	6.16

(1)	Performance inception date of UBS U.S. Bond Relationship Fund.

(2)

The Lehman Brothers US Aggregate Bond Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

122

UBS U.S. Bond Relationship Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2007

Percentage of net assets
US Treasury Bonds, 6.250%, due 05/15/30	4.3%
US Treasury Bonds, 6.250%, due 08/15/23	4.2
US Treasury Bonds, 4.750%, due 02/15/37	3.6
US Treasury Notes, 4.750%, due 12/31/08	3.3
Federal National Mortgage Association TBA, 5.000%	2.8
MLCC Mortgage Investors, Inc., Series 06-2, Class 4A, 5.798%, due 05/25/36	1.9
JP Morgan Chase Commercial Mortgage Securities Corp., Series 05-LDP5, Class A4, 5.345%, due 12/15/44	1.8
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	1.8
US Treasury Notes, 4.625%, due 11/15/16	1.6
Federal National Mortgage Association Pool, # 783598, 4.747%, due 03/01/35	1.6
Total	26.9%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Bonds
US bonds
US corporate bonds
Automobiles	0.64%
Beverages	0.10
Capital markets	1.35
Chemicals	0.19
Commercial banks	1.08
Commercial services & supplies	0.11
Construction materials	0.09
Consumer finance	3.22
Diversified financial services	2.52
Diversified telecommunication services	0.80
Electric utilities	0.45
Food & staples retailing	0.14
Gas utilities	0.08
Household durables	0.27
IT services	0.08
Media	0.78
Multi-utilities	0.65
Oil, gas & consumable fuels	0.59
Paper & forest products	0.25
Personal products	0.13
Pharmaceuticals	0.53
Real estate investment trusts (REITs)	0.19
Road & rail	0.08
Thrifts & mortgage finance	1.27
Trading companies & distributors	0.16
Wireless telecommunication services	0.15

Total US corporate bonds	15.90
Asset-backed securities	5.46
Commercial mortgage-backed securities	9.65
Mortgage & agency debt securities	46.95
Stripped mortgage-backed security	0.00 (1)
US government obligations	18.15

Total US bonds	96.11
International bonds
International corporate bonds
Beverages	0.15
Commercial banks	0.17
Diversified telecommunication services	0.43
Energy equipment & services	0.09
Oil, gas & consumable fuels	0.15

Total international corporate bonds	0.99
Foreign government bond	0.62
Sovereign/supranational bond	0.08

Total international bonds	1.69

Total bonds	97.80
Short-term investments	3.67
Options purchased	0.29

Total investments	101.76
Liabilities, in excess of cash and other assets	(1.76)

Net assets	100.00%

(1)	Amount represents less than 0.005%.

123

UBS U.S. Bond Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — 97.80%
US bonds — 96.11%
US corporate bonds — 15.90%
Allergan, Inc., 5.750%, due 04/01/16	$215,000	$213,813
American General Finance Corp., 4.875%, due 07/15/12	130,000	125,256
AT&T Corp., 8.000%, due 11/15/31	135,000	160,458
AvalonBay Communities, Inc., 7.500%, due 08/01/09	80,000	83,366
Avon Products, Inc., 7.150%, due 11/15/09	110,000	114,062
Bank of America Corp., 5.420%, due 03/15/17	200,000	191,733
Bank One Corp., 7.875%, due 08/01/10	145,000	154,830
BellSouth Corp., 6.550%, due 06/15/34	90,000	89,848
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	85,000	80,186
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	60,000	63,820
Capital One Financial Corp., 5.500%, due 06/01/15	215,000	207,532
Citigroup, Inc., 5.000%, due 09/15/14	519,000	493,705
5.625%, due 08/27/12	210,000	210,045
Comcast Cable Communications LLC, 6.750%, due 01/30/11	445,000	460,600
Computer Sciences Corp., 3.500%, due 04/15/08	65,000	63,990
ConAgra Foods, Inc., 6.750%, due 09/15/11	1,000	1,039
Coors Brewing Co., 6.375%, due 05/15/12	85,000	87,037
Countrywide Home Loans, Inc., 3.250%, due 05/21/08	135,000	132,311
Credit Suisse First Boston USA, Inc., 6.500%, due 01/15/12	135,000	139,830
CRH America, Inc., 6.000%, due 09/30/16	75,000	74,156
CVS Caremark Corp., 5.750%, due 06/01/17	120,000	115,779
DaimlerChrysler N.A. Holding Corp., 4.050%, due 06/04/08	545,000	537,354
Devon Financing Corp. ULC, 6.875%, due 09/30/11	160,000	167,030
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35	85,000	79,702
DTE Energy Co., 6.350%, due 06/01/16	75,000	75,679
Erac USA Finance Co., 8.000%, due 01/15/11(1)	125,000	133,402
Exelon Generation Co. LLC, 5.350%, due 01/15/14	115,000	110,201
Fleet Financial Group, 7.375%, due 12/01/09	55,000	57,431
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	1,540,000	1,507,432

	Face amount	Value
US corporate bonds — (continued)
Fortune Brands, Inc., 5.375%, due 01/15/16	$245,000	$227,469
General Electric Capital Corp., 6.000%, due 06/15/12	780,000	793,911
6.750%, due 03/15/32	95,000	103,072
GMAC LLC, 6.875%, due 09/15/11	345,000	339,361
Goldman Sachs Group, Inc., 6.875%, due 01/15/11	505,000	525,279
HSBC Finance Corp., 6.750%, due 05/15/11	225,000	233,556
ICI Wilmington, Inc., 4.375%, due 12/01/08	165,000	162,220
International Lease Finance Corp., 3.500%, due 04/01/09	190,000	184,045
John Deere Capital Corp., 7.000%, due 03/15/12	115,000	121,588
JPMorgan Chase & Co., 6.750%, due 02/01/11	185,000	192,207
Kinder Morgan Energy Partners LP, 5.125%, due 11/15/14	140,000	132,047
5.800%, due 03/15/35	175,000	155,462
7.400%, due 03/15/31	40,000	42,167
Lehman Brothers Holdings, Inc., 5.250%, due 02/06/12	170,000	167,098
Midamerican Energy Holdings Co., 5.950%, due 05/15/37(1)	75,000	70,684
Morgan Stanley, 6.750%, due 04/15/11	435,000	451,019
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	105,000	130,895
Pacific Gas & Electric Co., 6.050%, due 03/01/34	75,000	72,652
PPL Capital Funding Trust I, 4.330%, due 03/01/09	65,000	63,705
PPL Energy Supply LLC, 6.000%, due 12/15/36	60,000	54,042
Series A, 6.400%, due 11/01/11	100,000	101,568
Prologis, 5.625%, due 11/15/15	80,000	78,271
PSEG Power LLC, 6.950%, due 06/01/12	195,000	204,103
Residential Capital LLC, 6.125%, due 11/21/08	205,000	203,129
6.375%, due 06/30/10	325,000	320,805
Spectra Energy Capital LLC, 5.668%, due 08/15/14	75,000	72,342
Sprint Capital Corp., 8.750%, due 03/15/32	155,000	174,085
Teva Pharmaceutical Finance LLC, 5.550%, due 02/01/16	85,000	81,446
Time Warner, Inc., 6.875%, due 05/01/12	190,000	198,221
U.S. Bank N.A., 6.375%, due 08/01/11	70,000	72,111
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	235,000	247,170
Wachovia Bank N.A., 7.800%, due 08/18/10	245,000	260,063

124

UBS U.S. Bond Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
US corporate bonds — (concluded)
Washington Mutual Bank, 5.500%, due 01/15/13	$425,000	$415,332
Waste Management, Inc., 7.375%, due 08/01/10	85,000	89,055
Wells Fargo Bank N.A., 6.450%, due 02/01/11	360,000	371,194
Weyerhaeuser Co., 6.750%, due 03/15/12	200,000	206,931
Wyeth, 5.500%, due 03/15/13	75,000	74,216
Xcel Energy, Inc., 7.000%, due 12/01/10	85,000	88,637

Total US corporate bonds (cost $13,533,485)		13,412,785

Asset-backed securities — 5.46%
Banc of America Securities Auto Trust, Series 06-G1, Class B, 5.340%, due 02/18/11	750,000	747,287
Capital One Multi-Asset Execution Trust, Series 07-C2, Class C2, 5.620%, due 11/15/14(2)	850,000	849,989
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 5.660%, due 06/25/33(1),(2)	139,863	140,255
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.540%, due 01/25/37(1),(2)	206,092	203,599
Green Tree Financial Corp., Series 96-4, Class A6, 7.400%, due 06/15/27	200,707	206,534
GSAMP Trust, Series 06-S6, Class A2, 5.552%, due 10/25/36(3),(4)	250,000	225,000
Series 06-S2, Class A3, 5.628%, due 01/25/36(3),(4)	1,000,000	750,000
Series 06-S3, Class A2, 5.769%, due 05/25/36(3),(4)	750,000	600,000
Series 06-S3, Class A1, 6.085%, due 05/25/36(4)	482,421	473,979
Massachusetts RRB Special Purpose Trust, Series 99-1, Class A5, 7.030%, due 03/15/12	290,000	297,972
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(1)	122,522	111,587

Total asset-backed securities (cost $5,058,197)		4,606,202

Commercial mortgage-backed securities — 9.65%
Asset Securitization Corp., Series 95-MD4, Class A3, 7.384%, due 08/13/29(2)	850,000	851,970
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A4, 5.356%, due 10/10/45	425,000	409,974
Bear Stearns Commercial Mortgage Securities, Series 00-WF2, Class A2, 7.320%, due 10/15/32	160,000	167,279

	Face amount	Value
Commercial mortgage-backed securities — (concluded)
First Union Commercial Mortgage Securities, Inc., Series 97-C2, Class A3, 6.650%, due 11/18/29	$50,721	$50,680
Greenwich Capital Commercial Funding Corp., Series 06-RR1, Class A1, 5.964%, due 03/18/49(1),(2)	1,000,000	983,125
GS Mortgage Securities Corp. II, Series 06-CC1, Class A, 5.520%, due 03/21/46(1),(2)	1,023,458	984,403
Series 06-RR2, Class A1, 5.812%, due 06/23/46(1),(2)	875,000	858,095
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(1)	97,896	99,482
Series 99-HMTA, Class C, 7.730%, due 08/03/15(1)	320,000	333,479
Series 99-HMTA, Class D, 7.970%, due 08/03/15(1)	230,000	240,653
Series 99-HMTA, Class E, 8.070%, due 08/03/15(1)	200,000	209,613
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-LDP5, Class A4, 5.345%, due 12/15/44(2)	1,600,000	1,545,662
Mach One Trust Commercial Mortgage-Backed, Series 04-1A, Class A1, 3.890%, due 05/28/40(1)	146,866	145,445
Morgan Stanley Capital I, Series 03-T11, Class A4, 5.150%, due 06/13/41	820,000	796,268
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09	250,000	259,342
TIAA Retail Commercial Trust, Series 01-C1A, Class A2, 6.300%, due 06/19/21(1)	207,019	207,723

Total commercial mortgage-backed securities (cost $8,433,637)		8,143,193

Mortgage & agency debt securities — 46.95%
Adjustable Rate Mortgage Trust, Series 06-1, Class 5A1, 6.092%, due 03/25/36(2)	771,019	774,419
Banc of America Funding Corp., Series 07-C, Class XB1, 5.731%, due 05/20/36(2)	849,779	825,642
Series 06-H, Class B1, 6.111%, due 09/20/46(2)	848,137	847,754
Bear Stearns Adjustable Rate Mortgage Trust, Series 07-3, Class 2A1, 5.650%, due 05/25/47	1,041,777	1,029,377
Bear Stearns Alt-A Trust, Series 06-2, Class 22A1, 5.985%, due 03/25/36(2)	794,320	797,285
Citicorp Mortgage Securities, Inc., Series 94-3, Class A13, 6.500%, due 02/25/24	133,108	132,367
Countrywide Alternative Loan Trust, Series 04-J8, Class 2A1, 7.000%, due 08/25/34	115,993	118,084

125

UBS U.S. Bond Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 06-HYB1, Class 1A1, 5.363%, due 03/20/36(2)	$632,017	$626,049
CS First Boston Mortgage Securities Corp., Series 05-9, Class 3A1, 6.000%, due 10/25/35	672,824	668,638
Series 03-8, Class 5A1, 6.500%, due 04/25/33	162,169	162,272
Series 01-26, Class 5A1, 7.307%, due 11/25/31(2)	40,790	40,664
Series 02-10, Class 2A1, 7.500%, due 05/25/32	50,261	50,475
Federal Home Loan Bank, 5.500%, due 08/13/14	1,065,000	1,072,297
Federal Home Loan Mortgage Corp., 5.300%, due 02/27/09	840,000	838,769
5.375%, due 12/27/11	835,000	831,350
5.600%, due 10/17/13	670,000	666,048
5.750%, due 06/27/16	505,000	508,520
Federal Home Loan Mortgage Corp. Conventional Pools, # 1J0405, 5.261%, due 05/01/37(2)	839,477	830,735
# 1G1644, 5.396%, due 03/01/37(2)	844,464	838,066
Federal Home Loan Mortgage Corp. Gold Pools, # E91473, 5.500%, due 09/01/17	394,580	390,045
# E93969, 5.500%, due 01/01/18	57,281	56,623
# G11567, 5.500%, due 12/01/18	670,998	663,287
# B15816, 5.500%, due 07/01/19	404,966	399,772
# B19364, 5.500%, due 06/01/20	744,539	733,893
# A16827, 5.500%, due 12/01/33	227,772	220,733
# C00742, 6.500%, due 04/01/29	7,818	7,987
# G01038, 6.500%, due 06/01/29	72,519	74,082
# G01717, 6.500%, due 11/01/29	358,605	366,108
# G01449, 7.000%, due 07/01/32	318,984	329,780
# C00335, 7.500%, due 05/01/24	7,898	8,263
# D66838, 8.000%, due 09/01/25	829	877
Federal Home Loan Mortgage Corp. REMICs, Series 2532, Class PD, 5.500%, due 06/15/26	215,525	215,099
Series 2148, Class ZA, 6.000%, due 04/15/29	337,467	334,893
Series 3149, Class PC, 6.000%, due 10/15/31	950,000	951,566
Series 3178, Class MC, 6.000%, due 04/15/32	750,000	747,032
Series 3164, Class NC, 6.000%, due 12/15/32	750,000	749,526
Series 1595, Class D, 7.000%, due 10/15/13	33,222	33,929
Federal National Mortgage Association, 4.250%, due 08/15/10	770,000	749,146
5.200%, due 11/08/10	965,000	961,684
5.500%, due 01/23/12	795,000	793,065
6.070%, due 05/12/16	555,000	556,406
6.250%, due 02/01/11	845,000	873,339
Federal National Mortgage Association Grantor Trust, Series 01-T5, Class A3, 7.500%, due 06/19/30(2)	28	29

	Face amount	Value
Mortgage & agency debt securities — (continued)
Series 00-T6, Class A1, 7.500%, due 06/25/30	$121,522	$125,325
Federal National Mortgage Association Pools, # 783598, 4.747%, due 03/01/35(2)	1,328,619	1,309,497
# 745790, 5.024%, due 08/01/36(2)	834,297	829,143
# 252268, 5.500%, due 01/01/09	5,904	5,884
# 735661, 5.500%, due 12/01/17	574,573	568,170
# 688786, 5.500%, due 02/01/18	406,542	402,011
# 702681, 5.500%, due 07/01/18	396,795	392,305
# 244450, 5.500%, due 11/01/23	64,172	62,446
# 762615, 5.500%, due 12/01/23	693,249	677,805
# 688066, 5.500%, due 03/01/33	288,496	279,582
# 753210, 5.500%, due 01/01/34	831,357	805,495
# 254798, 6.000%, due 06/01/23	8,743	8,764
# 408267, 6.000%, due 03/01/28	17,917	17,859
# 252339, 6.000%, due 03/01/29	23,873	23,797
# 323715, 6.000%, due 05/01/29	10,580	10,546
# 708631, 6.000%, due 06/01/33	101,676	101,080
# 888417, 6.500%, due 01/01/36(5)	1,189,010	1,198,856
# 619809, 7.000%, due 11/01/31	24,426	25,317
# 636812, 7.000%, due 04/01/32	42,166	43,677
# 578040, 7.500%, due 05/01/31	16,190	16,897
# 124560, 8.000%, due 11/01/22	2,588	2,728
# 411887, 8.000%, due 09/01/27	5,703	6,027
# 7237, 9.500%, due 11/01/09	30,526	31,624
Federal National Mortgage Association TBA, 5.000%	2,500,000	2,342,188
Federal National Mortgage Association Whole Loan, Series 03-W6, Class 6A, 6.268%, due 08/25/42(2)	112,393	114,390
Series 95-W3, Class A, 9.000%, due 04/25/25	1,590	1,718
First Horizon Asset Securities, Inc., Series 07-AR2, Class 1A1, 5.865%, due 08/25/37(2),(5)	750,000	750,937
Government National Mortgage Association Pools, # 2687, 6.000%, due 12/20/28	140,434	140,174
# 495814, 6.000%, due 01/15/29	49,421	49,346
# 2713, 6.000%, due 02/20/29	59,940	59,821
# 2794, 6.000%, due 08/20/29	15,343	15,312
# 2807, 6.000%, due 09/20/29	8,634	8,617
# 80354, 6.125%, due 12/20/29(2)	85,656	86,296
# 486873, 6.500%, due 01/15/29	3,911	3,996
# 781029, 6.500%, due 05/15/29	7,615	7,780
# 781276, 6.500%, due 04/15/31	221,329	225,960
# 780204, 7.000%, due 07/15/25	7,659	7,989
# 421828, 7.000%, due 04/15/26	16,822	17,545
# 780584, 7.000%, due 06/15/27	29,930	31,215
# 2796, 7.000%, due 08/20/29	624,493	649,460
JPMorgan Alternative Loan Trust, Series 06-A4, Class A7, 6.300%, due 09/25/36(2)	750,000	749,013
Merrill Lynch Alternative Note Asset, Series 07-F1, Class 2A1, 6.000%, due 03/25/37	994,682	991,536
MLCC Mortgage Investors, Inc., Series 06-2, Class 4A, 5.798%, due 05/25/36(2)	1,608,756	1,600,052

126

UBS U.S. Bond Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
Mortgage & agency debt securities — (concluded)
Morgan Stanley Mortgage Loan Trust, Series 04-4, Class 2A, 6.408%, due 09/25/34(2)	$287,445	$288,747
WaMu Mortgage Pass-Through Certificates, Series 06-AR16, Class 2A1, 5.651%, due 12/25/36(2)	826,279	820,508
Series 07-HY7, Class LB1, 5.879%, due 07/25/37(2)	425,000	418,808
Series 07-HY1, Class 3A3, 5.884%, due 02/25/37(2)	1,000,000	983,905
Series 02-AR17, Class 1A, 6.229%, due 11/25/42(2)	434,100	434,233

Total mortgage & agency debt securities (cost $40,033,087)		39,620,356

Stripped mortgage-backed security — 0.00%(6)
MLCC Mortgage Investors, Inc., Series 03-D, Class XA1, IO, 1.000%, due 08/25/28(2),(3) (cost $1,825)	2,700,518	207

US government obligations — 18.15%
US Treasury Bonds, 4.750%, due 02/15/37	3,205,000	3,021,966
6.250%, due 08/15/23	3,215,000	3,569,907
6.250%, due 05/15/30	3,175,000	3,628,926
8.750%, due 05/15/17	700,000	896,875
US Treasury Notes, 4.625%, due 11/15/16	1,380,000	1,337,415
4.750%, due 12/31/08	2,770,000	2,761,560
4.750%, due 05/15/14	100,000	98,750

Total US government obligations (cost $15,578,947)		15,315,399

Total US bonds (cost $82,639,178)		81,098,142

International bonds — 1.69%
Foreign government bond — 0.62%
Egypt — 0.62%
Egypt Government Agency for International Development, 4.450%, due 09/15/15 (cost $537,814)	555,000	520,407

International corporate bonds — 0.99%
Canada — 0.15%
Anadarko Finance Co., Series B, 6.750%, due 05/01/11	125,000	129,061

Cayman Islands — 0.09%
Transocean, Inc., 7.500%, due 04/15/31	65,000	71,878

Luxembourg — 0.43%
Telecom Italia Capital SA, 5.250%, due 11/15/13	385,000	366,856

United Kingdom — 0.32%
Abbey National PLC, 7.950%, due 10/26/29	55,000	66,064

	Face amount	Value
United Kingdom — (concluded)
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(7)	$75,000	$81,537
SABMiller PLC, 6.500%, due 07/01/16(1)	120,000	123,282

		270,883

Total international corporate bonds (cost $862,556)		838,678

Sovereign/supranational bond — 0.08%
Pemex Project Funding Master Trust, 8.000%, due 11/15/11 (cost $62,040)	60,000	64,950

Total international bonds (cost $1,462,410)		1,424,035

Total bonds (cost $84,101,588)		82,522,177

	Shares
Short-term investments — 3.67%
Other — 3.55%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(8),(9) (cost $2,998,581)	2,998,581	2,998,581

	Face amount
US government obligation — 0.12%
US Treasury Bills, 4.81%, due 12/20/07(10),(11) (cost $97,755)	$100,000	97,758

Total short-term investments (cost $3,096,336)		3,096,339

	Number of contracts
Options purchased — 0.29%
Call options — 0.12%
5 Year US Treasury Notes Futures, strike @ 104.50, expires August 2007*(11)	284	93,187
106.00, expires August 2007*(11)	98	4,594

		97,781

Put options — 0.17%
5 Year US Treasury Notes Futures, strike @ 103.50, expires August 2007*(11)	284	75,438
90 Day Euro Futures, strike @ 94.75, expires December 2007*(11)	212	68,900

		144,338

Total options purchased (cost $265,151)		242,119

Total investments — 101.76% (cost $87,463,075)		85,860,635
Liabilities, in excess of cash and other assets — (1.76)%		(1,483,129)

Net assets — 100.00%		$84,377,506

127

UBS U.S. Bond Relationship Fund—Portfolio of Investments June 30, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $87,463,075; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$250,686
Gross unrealized depreciation	(1,853,126)

Net unrealized depreciation	$(1,602,440)

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $4,844,827 or 5.74% of net assets.

(2)	Floating rate security — The interest rate shown is the current rate as of June 30, 2007.
(3)	Security is illiquid. At June 30, 2007, the value of these securities amounted to $1,575,207 or 1.87% of net assets.
(4)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.
(5)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $1,949,793 or 2.31% of net assets.
(6)	Amount represents less than 0.005%.
(7)	Perpetual bond security. The maturity date reflects the next call date.
(8)	Investment in affiliated mutual fund.
(9)	The rate shown reflects the yield at June 30, 2007.
(10)	The rate shown is the effective yield at the date of purchase.
(11)	This security was pledged to cover margin requirements for futures contracts.

CS	Credit Suisse.
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
IO	Interest Only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.
REMIC	Real Estate Mortgage Investment Conduit.
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Futures Contracts

UBS U.S. Bond Relationship Fund had the following open futures contracts as of June 30, 2007:

	Expiration date	Cost	Value	Unrealized appreciation
US treasury futures buy contract:
5 Year US Treasury Notes, 1 contract	September 2007	$103,057	$104,078	$1,021

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2007, was $339,877.

Options written

UBS U.S. Bond Relationship Fund had the following open options written as of June 30, 2007:

Put Options Written
	Expiration date	Premiums received	Value
90 Day Euro Futures, 212 contracts, strike @ 94.50	December 2007	$23,781	$14,575

128	See accompanying notes to financial statements.

UBS U.S. Cash Management Prime Relationship Fund

Portfolio performance

For the six-month period ended June 30, 2007, UBS U.S. Cash Management Prime Relationship Fund (the “Fund”) returned 2.67%, compared to the 2.45% return of the Citigroup 1-Month Treasury Bill Rate (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Quality, liquidity and yield remained paramount in our selection process for the Fund during the reporting period. We also maintained a diversified portfolio and proactively adjusted the Fund’s positioning in an effort to take advantage of what we believed to be changing opportunities in the marketplace.

Portfolio performance summary

•

Our use of a “barbell” strategy contributed to the Fund’s performance during the reporting period. With a barbell strategy, we emphasize securities that are concentrated at opposite ends of the yield curve.

•

While we continued to buy shorter-term securities, we also sought to extend the portfolio’s weighted average maturity with longer-term money market securities. This was beneficial to performance as, in June 2007, the yield on one-year money market securities rose to their highest level since August 2006.

•	The Fund maintained relatively large positions in commercial paper (an unsecured, short-term debt instrument issued by a corporation), increasing our exposure somewhat over the reporting period.

•

The Fund purchased variable-rate securities linked to the fed funds rate, as well as those linked to the one-month and three-month LIBOR. (The LIBOR, or the London Interbank Offered Rate, is among the most common of benchmark interest rate indexes used to make adjustments to adjustable-rate mortgages.)

•

Short-term corporate obligations, repurchase agreements (a form of short-term borrowing for dealers in government securities) and certificates of deposit also comprised a fair amount of the Fund’s overall portfolio.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

129

UBS U.S. Cash Management Prime Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Shares	Value
Short-term investment — 99.98%
Other — 99.98%
UBS Supplementary Trust —
U.S. Cash Management Prime Fund, 5.37%(1),(2)	925,529,709	$925,529,709

Total investments — 99.98%
(cost $925,529,709)		925,529,709
Cash and other assets, less liabilities — 0.02%		209,553

Net assets — 100.00%		$925,739,262

Notes to portfolio of investments

(1)	Investment in affiliated mutual fund.
(2)	The rate shown reflects the yield at June 30, 2007.

130	See accompanying notes to financial statements.

UBS U.S. Securitized Mortgage Relationship Fund

Portfolio performance

For the six-month period ended June 30, 2007, UBS U.S. Securitized Mortgage Relationship Fund (the “Fund”) returned 1.19%. For purposes of comparison, the Lehman Brothers MBS Fixed Rate Index (the “Index”) returned 1.05% during the same time period. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund’s performance was primarily driven by bottom-up security selection and its subsequent impact on sector positioning.

Portfolio performance summary

•

Subprime mortgage defaults influenced the securitized markets. Investors were surprised by the magnitude of defaults in the subprime mortgage market. They responded by reassessing risk and pulling out of mortgage-related areas. In our view, the rise in delinquencies appears to be the result of lax mortgage underwriting, rather than a broad credit crisis. We continue to monitor the potential impact of this situation.

•	The Fund’s position in the mortgage-backed securities (MBS) sector contributed positively to performance over the period.

•	Within the commercial mortgage-backed securities (CMBS) sector we paid particular attention to the five- to seven-year fixed-rate issues.

•

Issue selection within mortgages focused on 15-year seasoned mortgage bonds and hybrid adjustable rate mortgage bonds. We focused on securities that we believed had better characteristics, such as 15-year seasoned mortgage bonds and hybrid adjustable-rate mortgages (Hybrid ARMs offer a blend of fixed rate and adjustable rate characteristics in one single loan, for example a 5/1 hybrid ARM would refer to a five-year fixed period and subsequent one-year rate adjustment.)

•	Issue selection in Alt-A loans detracted from performance.

•

While the Fund avoided direct investments in subprime securities, the Fund was invested in Alt-A ABS securities, which came under scrutiny in the wake of the deterioration of the subprime market. (Alt-A loans are typically offered to borrowers with better credit scores than borrowers of subprime mortgages.) Questions were raised about the creditworthiness of the borrowers, and the standards of the lenders, of these securities. Even higher quality home equity asset-backed securities were affected as investors grew increasingly concerned over the number and magnitude of defaults in the subprime mortgage market.

•

Our analysis of the market suggests that while there are fundamental issues with the quality and structure of some of the Alt-A-related bonds, in other cases the market is unfairly penalizing these securities.

This letter is intended to assist shareholders in understanding how the Fund performed during the 6 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

131

UBS U.S. Securitized Mortgage Relationship Fund

Average annual total return (unaudited)

	6 months ended 06/30/07	1 year ended 06/30/07	5 years ended 06/30/07	Inception 09/26/01(1) to 06/30/07
UBS U.S. Securitized Mortgage Relationship Fund	1.19%	5.53%	3.95%	4.32%
Lehman Brothers MBS Fixed Rate Index(2)	1.05	6.39	4.15	4.43

(1)	Performance inception date of UBS U.S. Securitized Mortgage Relationship Fund.

(2)

Lehman Brothers MBS Fixed Rate Index covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), Freddie Mac (formerly known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formerly known as Federal National Mortgage Association or FNMA).

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for periods of less than one year has not been annualized. Current performance may be higher or lower than the performance data quoted.

132

UBS U.S. Securitized Mortgage Relationship Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Federal National Mortgage Association TBA,
5.000%	4.7%
Federal National Mortgage Association Pool,
# 888417, 6.500%, due 01/01/36	2.0
Wells Fargo Mortgage Backed Securities Trust,
Series 06-AR19, Class A6, 5.668%, due 12/25/36	1.9
Federal Home Loan Mortgage Corp. Gold Pool,
# G02922, 5.500%, due 04/01/37	1.9
Bear Stearns Adjustable Rate Mortgage Trust,
Series 07-1, Class 2A1, 5.492%, due 02/25/47	1.8
Countrywide Home Loan Mortgage Pass Through Trust,
Series 06-HYB1, Class 1A1, 5.363%, due 03/20/36	1.4
Fieldstone Mortgage Investment Corp.,
Series 06-S1, Class A, 5.540%, due 01/25/37	1.3
WaMu Mortgage Pass-Through Certificates,
Series 06-AR16, Class 3A3, 5.692%, due 12/25/36	1.3
Banc of America Funding Corp.,
Series 06-H, Class 4A2, 5.894%, due 09/20/46	1.1
Home Equity Mortgage Trust,
Series 06-5, Class M1, 5.640%, due 01/25/37	1.1
Total	18.5%

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2007

Bonds
US bonds
Asset-backed securities	9.70%
Collateralized debt obligations	2.40
Commercial mortgage-backed securities	9.92
Mortgage & agency debt securities	69.64
Stripped mortgage-backed securities	3.56

Total US bonds	95.22
International bonds
International collateralized debt obligations	1.32

Total bonds	96.54
Short-term investment	7.64

Total investments	104.18
Liabilities, in excess of cash and other assets	(4.18)

Net assets	100.00%

133

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — 96.54%
US bonds — 95.22%
Asset-backed securities — 9.70%
Conseco Finance, Series 01-C, Class M2, 6.470%, due 08/15/33(1)	$1,272,269	$1,273,707
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 5.660%, due 06/25/33(1),(2)	451,170	452,434
CS First Boston Mortgage Securities Corp., Series 05-AGE1, Class A2, 4.640%, due 02/25/32(3)	7,550,000	7,458,184
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.540%, due 01/25/37(1),(2)	30,730,570	30,358,945
First Franklin Mortgage Loan Asset-Backed Certificates, Series 05-FFA, Class M2, 5.475%, due 03/25/25(3),(4),(5)	5,559,000	4,447,200
Series 06-FFB, Class A3, 5.555%, due 12/25/26(3)	16,000,000	15,671,248
Series 06-FFA, Class M8, 6.570%, due 09/25/26(1),(4)	8,862,000	5,848,253
Series 06-FFA, Class M9, 8.070%, due 09/25/26(1),(4),(5)	6,715,000	5,372,000
Green Tree Financial Corp., Series 99-1, Class A5, 6.110%, due 09/01/23	7,848,972	7,879,536
Series 99-3, Class A5, 6.160%, due 02/01/31	97,397	97,400
Series 99-3, Class A6, 6.500%, due 02/01/31	2,185,000	2,186,639
Series 99-4, Class A5, 6.970%, due 05/01/31	1,495,862	1,499,053
Series 96-4, Class A6, 7.400%, due 06/15/27	519,478	534,559
Series 94-5, Class A5, 8.300%, due 11/15/19	546,736	566,729
GSAMP Trust, Series 06-S6, Class A2, 5.552%, due 10/25/36(3),(4)	8,100,000	7,290,000
Series 06-S2, Class A3, 5.628%, due 01/25/36(3),(4)	16,000,000	12,000,000
Series 06-S3, Class A2, 5.769%, due 05/25/36(3),(4)	3,300,000	2,640,000
Series 05-S2, Class B2, 6.442%, due 11/25/34(3),(4)	1,033,964	103,396
Series 06-S6, Class M6, 7.000%, due 10/25/36(3),(4)	4,667,000	233,350
Home Equity Mortgage Trust, Series 05-4, Class M1, 5.484%, due 01/25/36(3)	5,000,000	4,942,442
Series 06-3, Class A2, 5.594%, due 09/25/36(1)	4,000,000	3,973,490
Series 06-5, Class M1, 5.640%, due 01/25/37(1)	24,000,000	24,010,531
Series 06-4, Class A2, 5.730%, due 11/25/36(3)	5,000,000	4,978,683

	Face amount	Value
Asset-backed securities — (concluded)
Indymac Seconds Asset Backed Trust, Series 06-1, Class A4, 6.166%, due 05/25/36(3)	$9,481,000	$9,431,489
Irwin Home Equity Corp., Series 05-C, Class 1M3, 6.150%, due 04/25/30(3),(4),(5)	5,000,000	4,309,170
Lehman XS Trust, Series 05-8, Class 2A3, 6.000%, due 12/25/35(3)	16,000,000	15,450,778
Long Beach Mortgage Loan Trust, Series 06-A, Class A1, 5.410%, due 05/25/36(1)	11,646,780	11,381,964
Merrill Lynch Mortgage Investors, Inc., Series 06-SL2, Class A, 5.470%, due 05/25/37(1)	3,751,898	3,750,299
Structured Asset Securities Corp., Series 05-S7, Class M5, 5.970%, due 12/25/35(1),(2),(4)	1,250,000	1,230,385
Series 02-23XS, Class A7, 6.080%, due 11/25/32(3)	17,391,000	17,224,810
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37(2),(3)	3,500,000	2,905,000
Washington Mutual Asset-Backed Certificates, Series 07-HE3, Class M1, 5.660%, due 05/25/47(1)	10,000,000	9,987,639

Total asset-backed securities (cost $237,264,203)		219,489,313

Collateralized debt obligations — 2.40%
Abacus Ltd., Series 06-13A, Class G, 6.120%, due 09/28/46(1),(2),(4),(5)	5,000,000	4,750,000
Series 06-10A, Class H, 6.820%, due 10/30/45(1),(2),(4),(5)	4,900,000	4,753,000
Ansonia CDO Ltd., Series 06-1A, Class G, 7.149%, due 07/28/46(2),(4)	8,752,000	8,468,586
Series 06-1A, Class H, 7.445%, due 07/28/46(2),(4)	6,218,000	6,094,854
Calculus SCRE Trust, Series 06-8, Class Note, 7.270%, due 10/01/37(1),(2),(4)	4,200,000	4,200,000
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 6.135%, due 05/10/21(1),(2),(4)	5,400,000	5,320,620
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46(2),(4)	12,373,000	12,034,908
Greywolf CLO Ltd., Series 07-1A, Class C, 6.088%, due 02/18/21(1),(2),(4)	8,900,000	8,621,430

Total collateralized debt obligations (cost $55,339,579)		54,243,398

134

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Commercial mortgage-backed securities — 9.92%
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A2, 5.309%, due 10/10/45	$7,230,000	$7,138,808
Bear Stearns Commercial Mortgage Securities, Series 07-BB, Class MS-21, 5.650%, due 03/15/22(1)	16,040,496	16,040,496
Series 07-BB, Class MS-31, 4.866%, due 03/15/22(1)	2,509,503	2,509,503
Commercial Mortgage Pass-Through Certificates, Series 06-CN2A, Class K, 5.756%, due 02/05/19(1),(2)	8,500,000	8,264,960
Credit Suisse Mortgage Capital Certificates, Series 06-TF2A, Class SVE, 5.870%, due 10/15/21(1),(2)	15,500,000	15,529,338
First Union Commercial Mortgage Trust, Series 99-C1, Class C, 6.665%, due 10/15/35(1)	2,500,000	2,583,001
G-Force LLC, Series 05-RR2, Class A2, 5.158%, due 12/25/39(2),(5)	10,250,000	10,091,433
Greenwich Capital Commercial Funding Corp., Series 06-RR1, Class A1, 5.964%, due 03/18/49(1),(2)	10,000,000	9,831,250
GS Mortgage Securities Corp. II, Series 06-CC1, Class A, 5.520%, due 03/21/46(1),(2)	19,769,211	19,014,818
Series 07-GKK1, Class A1, 5.700%, due 12/20/49(1),(2),(4)	23,075,000	22,375,828
Series 06-RR2, Class A1, 5.812%, due 06/23/46(1),(2)	14,455,000	14,175,729
Series 98-GLII, Class D, 7.191%, due 04/13/31(1)	6,000,000	6,069,076
Host Marriott Pool Trust, Series 99-HMTA, Class C, 7.730%, due 08/03/15(2)	5,275,000	5,497,189
Series 99-HMTA, Class D, 7.970%, due 08/03/15(2)	3,460,000	3,620,253
Series 99-HMTA, Class E, 8.070%, due 08/03/15(2)	3,250,000	3,406,208
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-LDP5, Class A4, 5.345%, due 12/15/44(1)	23,375,000	22,581,162
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(1)	14,125,000	13,624,851
Morgan Stanley Dean Witter Capital I, Series 01-TOP1, Class A4, 6.660%, due 02/15/33	5,203,000	5,364,468
Structured Asset Securities Corp., Series 07-BHC1, Class A1, 5.700%, due 12/18/49(1),(2)	22,000,000	21,291,556

	Face amount	Value
Commercial mortgage-backed securities — (concluded)
TIAA Retail Commercial Trust, Series 01-C1A, Class A2, 6.300%, due 06/19/21(2)	$414,039	$415,446
Wachovia Bank Commercial Mortgage Trust, Series 07-WHL8, Class LXR1, 6.020%, due 06/15/20(1),(2),(5)	11,000,000	11,000,000
Series 02-WHL, Class L, 8.320%, due 03/15/15(1),(2)	4,000,000	3,995,102

Total commercial mortgage-backed securities (cost $227,938,641)		224,420,475

Mortgage & agency debt securities — 69.64%
Adjustable Rate Mortgage Trust, Series 05-3, Class CB1, 4.831%, due 07/25/35(1)	10,450,991	10,259,245
Series 05-11, Class CB2, 5.433%, due 02/25/36(1),(5)	4,370,869	4,166,465
Series 05-12, Class CB2, 5.712%, due 03/25/36(1),(5)	4,643,263	4,430,810
Series 06-1, Class 5A1, 6.092%, due 03/25/36(1)	14,456,614	14,520,361
American Home Mortgage Investment Trust, Series 06-1, Class 2M1, 5.300%, due 12/25/35(1)	7,841,895	7,786,061
Banc of America Funding Corp., Series 06-J, Class 5A2, 5.719%, due 01/20/47(1)	5,000,000	4,853,026
Series 07-C, Class XB3, 5.731%, due 05/20/36(1)	7,042,165	6,753,616
Series 07-C, Class XB4, 5.731%, due 05/20/36(1)	4,963,707	4,602,899
Series 06-I, Class 5A2, 5.734%, due 10/20/46(1)	18,485,000	18,054,647
Series 07-C, Class 1A4, 5.763%, due 05/20/36(1)	19,100,000	18,571,600
Series 06-H, Class 4A2, 5.894%, due 09/20/46(1)	25,792,000	25,445,420
Series 06-R2, Class A2, 6.059%, due 07/28/46(1),(2)	10,000,000	9,721,318
Series 07-2, Class B1, 6.072%, due 03/25/37(1)	4,823,925	4,691,987
Series 07-2, Class B2, 6.072%, due 03/25/37(1)	4,255,701	4,075,697
Series 06-7, Class 1B1, 6.250%, due 09/25/36	5,990,773	5,907,710
Series 06-7, Class 1B2, 6.250%, due 09/25/36	1,828,250	1,778,321
Series 06-7, Class 1B3, 6.250%, due 09/25/36	997,137	926,248
Banc of America Mortgage Securities, Inc.,
Series 02-K, Class 1A1, 6.399%, due 10/20/32(1)	2,285,565	2,293,668
Bank of America Alternative Loan Trust,
Series 04-10, Class 2CB1, 6.000%, due 11/25/34	3,026,774	3,015,560
Series 05-8, Class 2CB1, 6.000%, due 09/25/35	10,513,172	10,364,556

135

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 05-1, Class B1, 4.866%, due 03/25/35(1)	$7,820,032	$7,697,844
Series 05-3, Class B1, 5.122%, due 06/25/35(1)	7,044,584	6,928,117
Series 07-1, Class 2A1, 5.492%, due 02/25/47(1)	40,043,056	39,876,133
Series 07-3, Class 2A1, 5.650%, due 05/25/47	12,801,955	12,649,567
Bear Stearns Alt-A Trust,
Series 05-2, Class 2B2, 5.222%, due 04/25/35(1)	6,165,921	6,043,207
Series 06-2, Class 22A1, 5.985%, due 03/25/36(1)	13,523,292	13,573,772
Chase Mortgage Finance Corp.,
Series 07-S2, Class M, 5.869%, due 03/25/37	7,883,752	7,583,144
Series 07-S2, Class B2, 5.870%, due 03/25/37(1)	1,516,133	1,376,815
Citicorp Mortgage Securities, Inc.,
Series 06-5, Class B2, 5.915%, due 10/25/36(1)	2,789,708	2,727,811
Series 06-5, Class B3, 5.915%, due 10/25/36(1)	1,673,627	1,508,141
Series 94-3, Class A13, 6.500%, due 02/25/24	57,797	57,475
Citigroup Mortgage Loan Trust, Inc.,
Series 07-ARA, Class 2B1, 5.741%, due 03/25/37(1)	6,926,125	6,805,718
Series 07-AR4, Class 1B3, 6.100%, due 03/25/37(1)	3,569,684	3,402,355
Countrywide Alternative Loan Trust,
Series 06-5T2, Class A3, 6.000%, due 04/25/36	1,140,354	1,141,859
Series 06-19CB, Class A24, 6.000%, due 08/25/36	6,416,131	6,416,304
Series 06-45T1, Class M1, 6.000%, due 02/25/37	3,008,265	2,923,316
Series 04-J10, Class 4CB1, 6.500%, due 10/25/34	4,318,284	4,339,247
Series 04-J8, Class 2A1, 7.000%, due 08/25/34	2,178,398	2,217,670
Series 04-J11, Class 3A1, 7.250%, due 08/25/32	1,405,282	1,421,578
Series 05-J2, Class 2A1, 7.500%, due 12/25/34	1,786,543	1,790,688
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 03-56, Class 4A1, 4.934%, due 12/25/33(1)	17,088,665	16,576,126
Series 06-HYB1, Class 1A1, 5.363%, due 03/20/36(1)	32,346,575	32,041,136
Series 06-17, Class M, 6.000%, due 12/25/36	12,182,709	11,803,614

	Face amount	Value
Mortgage & agency debt securities — (continued)
Series 06-18, Class M, 6.000%, due 12/25/36	$12,159,686	$11,646,299
Series 06-19, Class B1, 6.000%, due 01/25/37	7,455,417	7,158,321
Series 06-19, Class B2, 6.000%, due 01/25/37	3,727,709	3,189,177
Series 06-19, Class M, 6.000%, due 01/25/37	19,243,797	18,766,982
Series 06-13, Class B1, 6.250%, due 09/25/36	1,124,664	1,088,015
Series 06-16, Class M1, 6.250%, due 11/25/36(1)	5,967,264	5,898,644
Series 06-16, Class M2, 6.250%, due 11/25/36(1)	10,947,092	10,821,207
Credit Suisse Mortgage Capital Certificates,
Series 06-2, Class CB3, 5.857%, due 03/25/36(1)	1,101,066	978,189
Series 06-2, Class 3A1, 6.500%, due 03/25/36	13,742,335	13,842,087
Series 06-4, Class 8A1, 7.000%, due 05/25/36	11,643,061	11,793,729
CS First Boston Mortgage Securities Corp.,
Series 05-9, Class 3A1, 6.000%, due 10/25/35	2,825,860	2,808,280
Series 05-10, Class 10A3, 6.000%, due 11/25/35	2,031,931	2,035,379
Series 03-8, Class 5A1, 6.500%, due 04/25/33	1,955,916	1,957,156
Series 05-11, Class 1A1, 6.500%, due 12/25/35	9,846,362	9,872,514
Series 05-12, Class 1A1, 6.500%, due 01/25/36	10,968,186	11,054,683
Series 03-27, Class 9A1, 7.000%, due 11/25/33	1,755,514	1,782,681
Series 05-8, Class 8A1, 7.000%, due 09/25/35	9,875,687	10,057,775
Series 05-11, Class 4A1, 7.000%, due 12/25/35	8,839,839	8,974,317
Series 01-26, Class 5A1, 7.307%, due 11/25/31(1)	693,969	691,822
Series 02-10, Class 2A1, 7.500%, due 05/25/32	2,894,812	2,907,174
Federal Home Loan Mortgage Corp. Conventional Pools,
# 1J0405, 5.261%, due 05/01/37(1)	12,250,460	12,122,888
# 1G1641, 5.387%, due 03/01/37(1)	18,404,643	18,265,052
# 846752, 7.230%, due 03/01/30(1)	895,845	907,730
Federal Home Loan Mortgage Corp. Gold Pools,
# E01253, 5.500%, due 12/01/17	345,775	341,802
# E93969, 5.500%, due 01/01/18	198,694	196,410
# E01345, 5.500%, due 04/01/18	167,053	165,093
# B19364, 5.500%, due 06/01/20	372,270	366,947
# G02922, 5.500%, due 04/01/37	44,522,470	42,962,822
# E73953, 6.000%, due 12/01/13	763,947	770,646
# G11429, 6.000%, due 12/01/17	166,877	167,830
# C00730, 6.000%, due 03/01/29	168,953	168,633

136

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
# G01457, 6.000%, due 08/01/29	$4,900,839	$4,892,844
# C56030, 6.000%, due 03/01/31	25,427	25,378
# C64976, 6.000%, due 03/01/32	1,866,833	1,862,418
# C55783, 6.500%, due 01/01/29	551,700	563,244
# C00712, 6.500%, due 02/01/29	7,971,737	8,143,816
# C55823, 6.500%, due 02/01/29	935,150	954,718
# C00742, 6.500%, due 04/01/29	6,370	6,508
# G01038, 6.500%, due 06/01/29	798,835	816,051
# C52552, 6.500%, due 07/01/29	1,116,752	1,140,119
# G01717, 6.500%, due 11/01/29	281,761	287,657
# C64678, 6.500%, due 03/01/32	3,591,469	3,664,306
# C01404, 6.500%, due 10/01/32	4,702,358	4,789,156
# G10690, 7.000%, due 07/01/12	260,132	268,090
# G01391, 7.000%, due 04/01/32	1,986,585	2,053,824
# G01449, 7.000%, due 07/01/32	3,069,010	3,172,885
# A42769, 7.000%, due 02/01/36	1,593,629	1,635,559
# G10247, 7.500%, due 08/01/09	8,492	8,585
# E20253, 7.500%, due 07/01/11	319,674	328,284
# G00194, 7.500%, due 02/01/24	989,256	1,034,288
# C00335, 7.500%, due 05/01/24	837,492	876,169
# C00410, 8.000%, due 07/01/25	128,907	135,774
# C37436, 8.000%, due 01/01/30	38,776	40,857
# G01715, 8.000%, due 02/01/34	2,095,647	2,208,108
Federal Home Loan Mortgage Corp. REMICs,
Series 3067, Class PH, 5.500%, due 05/15/29	5,000,000	4,964,720
Series 2297, Class NB, 6.000%, due 03/15/16	210,064	211,816
Series 2430, Class UC, 6.000%, due 09/15/16	1,075,989	1,082,505
Series 2148, Class ZA, 6.000%, due 04/15/29	6,508,289	6,458,646
Series 2426, Class GH, 6.000%, due 08/15/30	1,001,344	1,003,703
Series 1595, Class D, 7.000%, due 10/15/13	128,518	131,251
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities REMICs,
Series T-42, Class A5, 7.500%, due 02/25/42	3,540,616	3,653,591
Federal National Mortgage Association Grantor Trust,
Series 02-T19, Class A1, 6.500%, due 07/25/42	1,130,484	1,146,409
Series 01-T5, Class A3, 7.500%, due 06/19/30(1)	1,688,511	1,742,506
Series 00-T6, Class A1, 7.500%, due 06/25/30	902,036	930,271
Series 01-T4, Class A1, 7.500%, due 07/25/41	2,153,612	2,218,482
Series 01-T10, Class A2, 7.500%, due 12/25/41	3,366,498	3,474,503
Federal National Mortgage Association Pools,
# 832728, 4.618%, due 09/01/35(1)	11,753,273	11,483,176
# 826750, 4.712%, due 08/01/35(1)	22,950,179	22,393,854

	Face amount	Value
Mortgage & agency debt securities — (continued)
# 826702, 4.736%, due 08/01/35(1)	$22,809,624	$22,246,295
# 783598, 4.747%, due 03/01/35(1)	330,290	325,536
# 815611, 4.884%, due 05/01/35(1)	472,353	470,572
# 254977, 5.000%, due 10/01/10	618,910	616,221
# 735407, 5.000%, due 04/01/20	18,183,211	17,617,251
# 823385, 5.003%, due 06/01/35(1)	327,577	326,815
# 691232, 5.433%, due 03/01/37(1)	23,840,721	23,665,754
# 254589, 5.500%, due 01/01/23	3,280,635	3,208,072
# 254634, 5.500%, due 02/01/23	7,149,330	6,990,065
# 244450, 5.500%, due 11/01/23	154,644	150,484
# 255182, 5.500%, due 04/01/24	4,568,007	4,463,246
# 659402, 5.500%, due 12/01/32	6,895,426	6,682,382
# 555591, 5.500%, due 07/01/33	7,828,803	7,585,264
# 747371, 5.500%, due 10/01/33	3,709,454	3,594,060
# 802481, 5.500%, due 11/01/34	3,917,103	3,792,480
# 254274, 6.000%, due 03/01/12	794,092	805,588
# 254403, 6.000%, due 08/01/17	62,263	62,630
# 555412, 6.000%, due 04/01/18	1,632,012	1,641,901
# 252209, 6.000%, due 02/01/19	2,033,225	2,043,143
# 804863, 6.000%, due 01/01/20	2,569,891	2,582,721
# 809442, 6.000%, due 02/01/20	1,444,872	1,452,085
# 629268, 6.000%, due 02/01/22	1,602,477	1,608,255
# 254798, 6.000%, due 06/01/23	1,643,101	1,647,074
# 408267, 6.000%, due 03/01/28	1,187,127	1,183,303
# 252340, 6.000%, due 04/01/29	1,647,574	1,641,660
# 323715, 6.000%, due 05/01/29	816,003	813,374
# 522564, 6.000%, due 07/01/29	1,185,534	1,181,971
# 585325, 6.000%, due 07/01/29	1,436,589	1,432,281
# 545061, 6.000%, due 12/01/29	4,050,368	4,037,319
# 708631, 6.000%, due 06/01/33	72,626	72,200
# 799512, 6.000%, due 11/01/34	5,991,375	5,947,429
# 807964, 6.000%, due 01/01/35	3,661,202	3,634,347
# 535059, 6.500%, due 12/01/14	1,776,791	1,818,115
# 323698, 6.500%, due 04/01/16	888,018	906,699
# 652185, 6.500%, due 06/01/17	2,142,183	2,188,190
# 754422, 6.500%, due 10/01/18	280,858	282,393
# 888417, 6.500%, due 01/01/36(5)	44,219,375	44,585,556
# 675469, 7.000%, due 04/01/18	159,616	160,617
# 253824, 7.000%, due 03/01/31	259,130	268,448
# 619809, 7.000%, due 11/01/31	1,144,945	1,186,673
# 636812, 7.000%, due 04/01/32	2,467,987	2,556,419
# 643782, 7.000%, due 06/01/32	717,066	735,979
# 754499, 7.000%, due 10/01/33	835,256	855,633
# 754504, 7.000%, due 01/01/34	801,899	822,214
# 303816, 7.500%, due 03/01/16	359,419	377,308
# 578040, 7.500%, due 05/01/31	183,483	191,503
# 124560, 8.000%, due 11/01/22	428,958	452,164
# 7237, 9.500%, due 11/01/09	350,147	362,743
Federal National Mortgage Association REMICs, Series 05-109, Class PB, 6.000%, due 01/25/34	12,000,000	12,091,366
Series 98-73, Class MZ, 6.300%, due 10/17/38	7,127,725	7,159,432
Series 93-106, Class Z, 7.000%, due 06/25/13	94,495	96,769
Federal National Mortgage Association TBA, 5.000%	114,250,000	107,037,969

137

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
Federal National Mortgage Association Whole Loan REMICs, Series 02-W1, Class 2A, 7.500%, due 02/25/42	$342,788	$353,433
Series 04-W8, Class 3A, 7.500%, due 06/25/44	3,089,760	3,203,869
Federal National Mortgage Association Whole Loan, Series 04-W1, Class 3A, 6.120%, due 01/25/43(1)	1,981,688	1,989,738
Series 03-W6, Class 6A, 6.268%, due 08/25/42(1)	1,484,694	1,511,072
Series 01-W3, Class A, 7.000%, due 09/25/41	2,325,899	2,370,694
Series 04-W12, Class 1A3, 7.000%, due 07/25/44	1,767,060	1,813,975
Series 04-W15, Class 1A3, 7.000%, due 08/25/44	1,806,661	1,858,150
Series 95-W3, Class A, 9.000%, due 04/25/25	205,009	221,513
First Horizon Alternative Mortgage Securities Trust, Series 04-AA3, Class A1, 5.303%, due 09/25/34(1)	2,834,620	2,817,337
First Horizon Asset Securities, Inc., Series 04-FL1, Class 1A1, 5.590%, due 02/25/35(1)	318,459	318,363
Series 07-AR2, Class B1, 5.897%, due 08/25/37(1)	5,728,000	5,423,480
Series 07-AR2, Class B2, 5.897%, due 08/25/37(1)	2,545,000	2,486,780
Series 07-AR2, Class B3, 5.897%, due 08/25/37(1)	1,698,000	1,675,665
GMAC Mortgage Corp. Loan Trust, Series 06-AR2, Class 3A1, 6.086%, due 05/19/36(1)	13,878,686	14,043,030
GMAC Mortgage Corp., Series 1982, Class 7, 11.625%, due 10/01/12(4),(5)	12,061	12,061
Government National Mortgage Association Pools, # 2643, 6.000%, due 09/20/28	399,369	398,629
# 2671, 6.000%, due 11/20/28	137,867	137,612
# 2687, 6.000%, due 12/20/28	70,656	70,525
# 495814, 6.000%, due 01/15/29	31,630	31,581
# 2713, 6.000%, due 02/20/29	1,848,235	1,844,552
# 2794, 6.000%, due 08/20/29	119,611	119,372
# 2807, 6.000%, due 09/20/29	369,233	368,498
# 403384, 6.000%, due 08/20/33	2,085,931	2,079,241
# 508540, 6.000%, due 02/20/34	2,611,204	2,596,877
# 80329, 6.125%, due 10/20/29(1)	18,964	19,106
# 80354, 6.125%, due 12/20/29(1)	39,493	39,788
# 780680, 6.500%, due 11/15/27	1,115,191	1,138,928
# 474676, 6.500%, due 10/15/28	496,346	507,066
# 477475, 6.500%, due 10/15/28	291,863	298,166
# 482837, 6.500%, due 11/15/28	292,592	298,911
# 486873, 6.500%, due 01/15/29	35,446	36,214
# 781029, 6.500%, due 05/15/29	679,189	693,905

	Face amount	Value
Mortgage & agency debt securities — (continued)
# 589498, 6.500%, due 09/15/32	$357,631	$364,798
# 780529, 7.000%, due 03/15/12	507,380	524,056
# 780204, 7.000%, due 07/15/25	1,022,730	1,066,720
# 421828, 7.000%, due 04/15/26	268,498	280,036
# 780584, 7.000%, due 06/15/27	55,021	57,383
# 780580, 7.500%, due 06/15/27	82,906	86,893
# 780520, 8.000%, due 09/15/17	1,190,643	1,252,653
# 338523, 8.000%, due 12/15/22	4,540	4,802
# 780338, 8.000%, due 12/15/22	42,580	45,038
# 780339, 8.000%, due 12/15/23	53,408	56,541
Government National Mortgage Association REMICs, Series 02-23, Class PD, 6.500%, due 06/16/31	474,733	475,745
GSMPS Mortgage Loan Trust, Series 04-4, Class 1AF, 5.720%, due 06/25/34(1),(2)	3,804,305	3,826,130
GSR Mortgage Loan Trust, Series 05-4F, Class 3A1, 6.500%, due 04/25/20	6,293,809	6,423,618
Homebanc Mortgage Trust, Series 04-1, Class 2A, 5.750%, due 08/25/29(1)	1,369,472	1,369,470
IndyMac INDA Mortgage Loan Trust, Series 07-AR3, Class B1, 6.005%, due 07/25/37(1)	6,208,567	5,809,376
Series 07-AR3, Class B2, 6.005%, due 07/25/37(1)	3,980,131	3,873,010
Series 07-AR3, Class B3, 6.005%, due 07/25/37(1)	2,546,926	2,522,053
Series 07-AR4, Class B3, 6.113%, due 08/25/37(1)	2,582,000	2,410,842
IndyMac INDX Mortgage Loan Trust, Series 05-AR1, Class B1, 5.272%, due 03/25/35(1)	7,917,789	7,852,024
Series 04-AR4, Class B1, 5.282%, due 08/25/34(1)	8,074,691	7,952,569
Series 05-AR3, Class B1, 5.412%, due 04/25/35(1)	7,226,236	7,134,342
Series 06-AR25, Class B1, 6.286%, due 09/25/36(1)	5,976,271	5,978,252
JPMorgan Alternative Loan Trust, Series 05-S1, Class 1A5, 6.000%, due 12/25/35	4,684,628	4,651,342
Series 06-A4, Class A7, 6.300%, due 09/25/36(1)	15,000,000	14,980,269
Series 05-S1, Class 1A10, 6.500%, due 12/25/35	3,064,171	3,088,471
Series 06-S1, Class 1A19, 6.500%, due 03/25/36	11,060,160	11,147,749
Lehman Mortgage Trust, Series 06-1, Class 3A5, 5.500%, due 02/25/36	6,942,000	6,508,472
Lehman Structured Securities Corp., Series 07-1, Class M3, 5.033%, due 10/28/34(1),(2)	10,545,361	10,332,808
Series 07-1, Class M5, 5.033%, due 10/28/34(1),(2)	3,619,758	3,520,779
Merrill Lynch Mortgage Investors, Inc., Series 06-F1, Class M1, 6.000%, due 04/25/36	3,701,926	3,587,685

138

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
MLCC Mortgage Investors, Inc., Series 06-2, Class 4A, 5.798%, due 05/25/36(1)	$17,148,489	$17,055,712
Morgan Stanley Mortgage Loan Trust, Series 06-1AR, Class 2A, 5.948%, due 02/25/36(1)	11,006,573	11,098,609
Series 06-7, Class 4A4, 6.000%, due 06/25/36	6,103,658	6,108,817
Series 04-4, Class 2A, 6.408%, due 09/25/34(1)	4,910,512	4,932,761
RAAC Series, Series 04-SP2, Class A1, 6.022%, due 01/25/17(1)	4,097,715	4,125,930
Residential Accredit Loans, Inc., Series 06-Q55, Class M1, 6.000%, due 05/25/36	18,713,897	18,202,124
Series 06-QS5, Class A6, 6.000%, due 05/25/36	5,938,804	5,971,652
Series 07-QS6, A29, 6.000%, due 04/25/37	19,762,915	19,738,105
Series 03-QS17, Class NB2, 8.000%, due 09/25/33	1,666,667	1,727,950
Residential Funding Mortgage Securities I, Series 05-SA2, Class M1, 4.975%, due 06/25/35(1)	6,230,610	6,321,141
Series 06-S9, Class M1, 6.250%, due 09/25/36	4,962,012	4,817,806
Series 06-S9, Class M2, 6.250%, due 09/25/36	2,633,737	2,501,141
Structured Adjustable Rate Mortgage Loan Trust, Series 05-11, Class B1, 5.416%, due 05/25/35(1)	9,938,474	9,874,400
Series 05-7, Class B11, 5.433%, due 04/25/35(1)	8,963,521	8,928,909
Series 06-5, Class 5A3, 5.560%, due 06/25/36(1)	5,750,000	5,604,525
Series 06-8, Class 3A5, 5.725%, due 09/25/36(1)	15,000,000	14,781,975
Series 06-10, Class B1I, 6.236%, due 11/25/36(1)	5,913,486	5,926,159
Series 06-10, Class B2I, 6.236%, due 11/25/36(1)	2,284,643	2,255,452
Series 06-10, Class B3I, 6.236%, due 11/25/36(1)	1,746,962	1,679,086
Series 06-5, Class B1I, 6.381%, due 06/25/36(1)	1,506,102	1,518,843
Series 06-5, Class B2I, 6.381%, due 06/25/36(1)	2,645,665	2,613,433
Structured Asset Securities Corp., Series 04-5H, Class A3, 5.500%, due 12/25/33	10,000,000	9,932,430
Series 04-20, Class 4A1, 6.000%, due 11/25/34	5,369,517	5,346,430
TBW Mortgage Backed Pass-Through Certificates, Series 06-1, Class 6A1, 6.500%, due 04/25/36	11,581,265	11,659,652

	Face amount	Value
Mortgage & agency debt securities — (concluded)
Series 06-2, Class 7A1, 7.000%, due 07/25/36	$2,280,712	$2,323,423
Vendee Mortgage Trust, Series 98-2, Class 1G, 6.750%, due 06/15/28	648,670	658,342
WaMu Mortgage Pass-Through Certificates, Series 07-HY5, Class 1A1, 5.551%, due 05/25/37(1)	23,982,723	23,778,825
Series 07-HY5, Class 1B1, 5.551%, due 05/25/37(1)	3,234,821	3,154,330
Series 07-HY5, Class 1B2, 5.551%, due 05/25/37(1)	2,370,869	2,295,205
Series 06-AR16, Class 3A3, 5.692%, due 12/25/36(1)	30,000,000	29,573,550
Series 07-HY5, Class 3B1, 5.828%, due 05/25/37(1)	5,521,638	5,378,205
Series 07-HY5, Class 3B2, 5.828%, due 05/25/37(1)	1,472,904	1,421,467
Series 07-OA6, Class 1A, 5.839%, due 07/25/47(1)	21,000,000	20,918,789
Series 07-HY7, Class LB2, 5.879%, due 07/25/37(1)	10,598,000	10,366,169
Series 06-AR8, Class 1A1, 5.900%, due 08/25/46(1)	3,098,910	3,095,759
Series 07-HY7, Class 3A1, 5.925%, due 07/25/37(1)	20,000,000	19,967,969
Series 02-AR17, Class 1A, 6.229%, due 11/25/42(1)	9,455,548	9,458,456
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 02-MS6, Class 3A1, 6.500%, due 09/25/32	125,013	122,855
Wells Fargo Alternative Loan Trust, Series 07-PA1, Class B2, 6.250%, due 03/25/37	6,496,523	6,399,075
Series 07-PA1, Class B3, 6.250%, due 03/25/37	5,052,962	4,643,198
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR5, Class B1, 5.042%, due 04/25/35(1)	7,707,350	7,487,385
Series 03-18, Class A2, 5.250%, due 12/25/33	3,273,725	3,081,292
Series 05-14, Class 2B1, 5.500%, due 12/25/35	6,999,996	6,504,796
Series 07-5, Class B1, 5.500%, due 05/25/37	7,354,335	6,914,732
Series 06-AR19, Class A6, 5.668%, due 12/25/36(1)	43,979,000	43,256,465
Series 06-12, Class B1, 6.000%, due 10/25/36	10,691,262	10,371,514
Series 06-18, Class B1, 6.000%, due 12/26/36	20,925,586	20,218,109

Total mortgage & agency debt securities (cost $1,596,701,093)		1,576,418,184

Stripped mortgage-backed securities — 3.56%
Federal Home Loan Mortgage Corp. Interest Strips, Series 228, Class PO, PO, 3.291%, due 02/01/35(4),(6)	7,190,839	5,229,265

139

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
Stripped mortgage-backed securities — (continued)
Series 217, Class PO, PO, 3.796%, due 01/01/32(4),(6)	$2,336,549	$1,766,496
Series 225, Class PO, PO, 3.881%, due 11/01/33(4),(6)	8,202,432	5,571,869
Series 234, Class IO, IO, 4.500%, due 10/01/35(4)	9,536,161	2,557,117
Series 199, Class IO, IO, 6.500%, due 08/01/28(4)	2,661,166	742,406
Series 214, Class IO, IO, 6.500%, due 06/01/31(4)	3,142,498	835,730
Federal Home Loan Mortgage Corp. REMICs, Series 3005, Class U1, IO, 0.750%, due 06/15/31(4)	20,652,648	596,618
Series 3033, Class OI, IO, 5.500%, due 10/15/22(4)	5,162,844	184,119
Federal National Mortgage Association Interest Strips, IO, # 3602, 5.000%, due 08/01/35(4)	16,005,339	4,159,452
# 3311, 5.500%, due 02/01/33(4)	5,831,948	1,419,363
# 3344, 5.500%, due 07/01/33(4)	14,536,090	3,652,445
# 36511, 5.500%, due 02/01/36(4)	9,681,047	2,503,215
# 3022, 6.000%, due 05/01/29(4)	7,335,815	1,873,327
# 36613, 6.000%, due 10/01/35(4)	5,083,061	1,170,561
# 36614, 6.000%, due 10/01/35(1),(4)	2,001,906	466,429
# 3162, 6.500%, due 11/01/31(4)	1,154,137	311,986
# 36615, 6.500%, due 10/01/35(4)	2,541,830	586,982
# 36616, 6.500%, due 10/01/35(1),(4)	2,243,420	508,531
Federal National Mortgage Association Principal Strips, PO,
# 3441, 3.042%, due 12/01/33(4),(6)	4,665,582	3,422,398
# 3401, 3.458%, due 09/01/33(4),(6)	7,286,278	4,990,885
# 3191, 3.628%, due 02/01/32(4),(6)	2,344,426	1,767,357
# 3211, 3.628%, due 04/01/32(4),(6)	2,115,366	1,596,071
# 3241, 3.940%, due 07/01/32(4),(6)	2,471,556	1,834,017
# 3521, 4.000%, due 08/01/34(4),(6)	9,268,314	6,548,466
# 3291, 4.012%, due 01/01/33(4),(6)	11,999,716	8,534,921
# 3501, 4.883%, due 03/01/34(4),(6)	1,031,379	731,996
# 3501, 4.891%, due 03/01/34(4),(6)	4,809,798	3,413,637
# 3401, 4.920%, due 09/01/33(4),(6)	8,039,604	5,506,892
Federal National Mortgage Association REMICs, Series 05-56, Class PO, PO, 4.296%, due 07/25/35(4),(6)	2,643,345	2,030,875
Series 03-14, Class BI, IO, 6.000%, due 10/25/14(4)	1,173,183	77,705
Series 05-86, Class AI, IO, 6.000%, due 10/25/35(4)	8,722,008	2,108,005
Series 03-22, Class MI, IO, 6.500%, due 04/25/33(4)	3,287,768	812,029
Series 03-44, Class IO, IO, 6.500%, due 06/25/33(4)	4,533,563	1,152,509
MLCC Mortgage Investors, Inc., Series 03-D, Class XA1, IO, 1.000%, due 08/25/28(1),(4)	56,022,069	4,285
Series 04-E, Class XA, IO, 1.270%, due 11/25/29(1),(4)	58,352,368	563,009

	Face amount	Value
Stripped mortgage-backed securities — (concluded)
Sequoia Mortgage Trust, Series 04-11, Class XAI, IO, 0.912%, due 12/20/34(1),(4)	$41,850,202	$541,110
Structured Adjustable Rate Mortgage Loan Trust, Series 05-17, Class 4AX, IO, 5.500%, due 08/25/35(4)	4,748,090	689,152
Structured Asset Mortgage Investments, Inc., Series 04-AR8, Class X1, IO, 1.168%, due 05/19/35(1),(4)	36,442,642	301,782

Total stripped mortgage-backed securities (cost $89,145,186)		80,763,012

Total US bonds (cost $2,206,388,702)		2,155,334,382

International bonds — 1.32%
International collateralized debt obligations — 1.32%
Cayman Islands — 1.32%
Black Diamond CLO Ltd., Series 06-1A, Class D, 6.741%, due 04/29/19(1),(2),(4)	9,000,000	8,727,300
LNR CDO Ltd.,
Series 06-1A, Class FFX, 7.592%, due 05/28/43(2),(4),(5)	6,800,000	5,440,000
Series 02-1A, Class EFX, 7.781%, due 07/24/37(2),(4)	5,500,000	5,672,304
Preferred Term Securities XXV Ltd., 6.210%, due 06/22/37(1),(2),(4),(5)	5,000,000	5,000,000
Preferred Term Securities XXVI Ltd., 6.210%, due 09/22/37(1),(2),(4),(5)	5,000,000	5,000,000

Total international collateralized debt obligations (cost $31,731,206)		29,839,604

Total international bonds (cost $31,731,206)		29,839,604

Total bonds (cost $2,238,119,908)		2,185,173,986

	Shares
Short-term investment — 7.64%
Other — 7.64%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, 5.37%(7),(8) (cost $172,929,419)	172,929,419	172,929,419

Total investments — 104.18% (cost $2,411,049,327)		2,358,103,405
Liabilities, in excess of cash and other assets — (4.18)%		(94,541,064)

Net assets — 100.00%		$2,263,562,341

140

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $2,411,049,327; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,807,794
Gross unrealized depreciation	(63,753,716)

Net unrealized depreciation	$(52,945,922)

(1)	Floating rate security — The interest rate shown is the current rate as of June 30, 2007.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $294,939,911 or 13.03% of net assets.

(3)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.
(4)	Security is illiquid. At June 30, 2007, the value of these securities amounted to $230,707,657 or 10.19% of net assets.
(5)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $113,357,695 or 5.01% of net assets.
(6)	The rate shown is the effective yield at the date of purchase.
(7)	Investment in affiliated mutual fund.
(8)	The rate shown reflects the yield at June 30, 2007.
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
CS	Credit Suisse
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
GSMPS	Goldman Sachs Mortgage Pass-Through Securities Corp.
GSR	Goldman Sachs Residential
IO	Interest only security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.
PO	Principal only security — This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
RAAC	Redevelopment Authority of Allegheny County
REMIC	Real Estate Mortgage Investment Conduits
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds.
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

141

UBS U.S. Securitized Mortgage Relationship Fund—Portfolio of investments June 30, 2007 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Abacus Ltd., Series 06-13A, Class G, 6.120%, due 09/28/46	06/27/07	$4,805,469	0.21%	$4,750,000	0.21%
Series 06-10A, Class H, 6.820%, due 10/30/45	04/16/07	4,875,500	0.22	4,753,000	0.21
Ansonia CDO Ltd.,
Series 06-1A, Class G, 7.149%, due 07/28/46	10/25/06	4,751,780	0.22	4,598,117	0.20
Series 06-1A, Class G, 7.149%, due 07/28/46	12/28/06	3,955,000	0.17	3,870,469	0.17
Series 06-1A, Class H, 7.445%, due 07/28/46	10/25/06	6,217,796	0.27	6,094,854	0.27
Black Diamond CLO Ltd.,
Series 06-1A, Class D, 6.741%, due 04/29/19	12/22/06	9,000,000	0.40	8,727,300	0.39
Calculus SCRE Trust,
Series 06-8, Class Note, 7.270%, due 10/01/37	09/08/06	4,200,000	0.20	4,200,000	0.19
Commercial Industrial Finance Corp.,
Series 07-1A, Class A3L, 6.135%, due 05/10/21	01/26/07	5,400,000	0.24	5,320,620	0.24
G-Force CDO Ltd.,
Series 06-1A, Class A3, 5.600%, due 09/27/46	08/03/06	10,017,949	0.44	9,885,296	0.44
Series 06-1A, Class A3, 5.600%, due 09/27/46	09/07/06	1,207,211	0.05	1,176,937	0.05
Series 06-1A, Class A3, 5.600%, due 09/27/46	12/21/06	1,008,906	0.04	972,675	0.04
Greywolf CLO Ltd.,
Series 07-1A, Class C, 6.088%, due 02/18/21	12/12/06	8,900,000	0.39	8,621,430	0.38
GS Mortgage Securities Corp. II,
Series 07-GKK1, Class A1, 5.700%, due 12/20/49	05/02/07	19,093,579	0.84	18,497,028	0.82
Series 07-GKK1, Class A1, 5.700%, due 12/20/49	06/28/07	3,863,125	0.17	3,878,800	0.17
LNR CDO Ltd.,
Series 02-1A, Class EFX, 7.781%, due 07/24/37	12/01/06	6,079,219	0.27	5,672,304	0.25
Series 06-1A, Class FFX, 7.592%, due 05/28/43	04/18/07	6,655,160	0.29	5,440,000	0.24
Preferred Term Securities XXV Ltd.,
6.210%, due 06/22/37	03/14/07	5,000,000	0.22	5,000,000	0.22
Preferred Term Securities XXVI Ltd.,
6.210%, due 09/22/37	06/13/07	5,000,000	0.22	5,000,000	0.22
Structured Asset Securities Corp.,
Series 05-S7, Class M5, 5.970%, due 12/25/35	06/08/07	900,195	0.04	1,230,385	0.05

		$110,930,889	4.90%	$107,689,215	4.76%

142	See accompanying notes to financial statements.

UBS Relationship Funds June 30, 2007 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual expenses

The first line table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Please note that the UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund and the UBS U.S. Smaller Cap Equity Completion Relationship Fund commenced operations on March 15, 2007, therefore “Actual” expenses paid during the period reflect activity from March 15, 2007 through June 30, 2007.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund and the UBS U.S. Smaller Cap Equity Completion Relationship Fund commenced operations on March 15, 2007, the “Hypothetical” expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period January 1, 2007 to June 30, 2007.

143

UBS Relationship Funds June 30, 2007 (unaudited)

	Beginning account value January 1, 2007	Ending account value June 30, 2007	Expenses paid during period* 01/01/07-06/30/07	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,050.10	$0.49	0.0970%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.31	0.49	0.0970%

UBS Emerging Markets Equity Completion Relationship Fund
Actual	1,000.00	1,240.30	2.57	0.4632%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.50	2.32	0.4632%

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,173.50	1.45	0.2698%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.46	1.35	0.2698%

UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund**
Actual	1,000.00	1,075.00	0.49	0.1600%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.00	0.80	0.1600%

UBS International Equity Relationship Fund
Actual	1,000.00	1,086.00	0.68	0.1312%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.14	0.66	0.1312%

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	1,100.30	0.51	0.0985%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.31	0.49	0.0985%

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,074.50	2.29	0.4457%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.58	2.24	0.4457%

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	1,075.70	0.52	0.1009%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.29	0.51	0.1009%

UBS U.S. Large Cap Growth Equity Relationship Fund
Actual	1,000.00	1,077.00	0.48	0.0933%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.33	0.47	0.0933%

UBS U.S. Large-Cap Value Equity Relationship Fund
Actual	1,000.00	1,072.90	0.62	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

UBS U.S. Smaller Cap Equity Completion Relationship Fund**
Actual	1,000.00	1,077.80	0.37	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	0.60	0.1200%

144

UBS Relationship Funds June 30, 2007 (unaudited)

	Beginning account value January 1, 2007	Ending account value June 30, 2007	Expenses paid during period* 01/01/07-06/30/07	Expense ratio during period

UBS Absolute Return Investment Grade Bond Relationship Fund
Actual	$1,000.00	$951.20	$0.48	0.1000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.30	0.50	0.1000%

UBS Corporate Bond Relationship Fund
Actual	1,000.00	1,013.20	0.44	0.0889%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.35	0.45	0.0889%

UBS High Yield Relationship Fund
Actual	1,000.00	1,030.40	0.70	0.1400%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.10	0.70	0.1400%

UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	1,000.00	1,086.50	1.25	0.2415%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.60	1.21	0.2415%

UBS Opportunistic High Yield Relationship Fund
Actual	1,000.00	1,008.40	0.70	0.1400%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.10	0.70	0.1400%

UBS Short Duration Relationship Fund
Actual	1,000.00	999.70	0.25	0.0500%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.55	0.25	0.0500%

UBS U.S. Bond Relationship Fund
Actual	1,000.00	1,012.60	0.50	0.1000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.30	0.50	0.1000%

UBS U.S. Cash Management Prime Relationship Fund
Actual	1,000.00	1026.70	0.05	0.0100%
Hypothetical (5% annual return before expenses)	1,000.00	1024.74	0.05	0.0100%

UBS U.S. Securitized Mortgage Relationship Fund
Actual	1,000.00	1,011.90	0.46	0.0913%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.34	0.46	0.0913%

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).
**	The Fund commenced operations on March 15, 2007. Expenses are equal to the Fund’s annualized net expense ratios, multiplied by 108 divided by 365 (to reflect actual days in the period for the actual example) and multiplied by 181 divided by 365 (to reflect the one-half year period for the hypothetical example).

145

UBS Relationship Funds—Financial statements

Statements of assets and liabilities June 30, 2007 (unaudited)	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund	Emerging Markets Equity Fund	Global ex U.S. Smaller Cap Equity Completion Fund	International Equity Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$2,246,332,215	$57,059,067	$719,382,473	$42,291,127	$500,851,422
Affiliated issuers	408,286,427	152,096	12,299,718	22,700	6,536,382
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	71,089,090	—	—	—	—
Foreign currency, at cost	9,378,967	182,068	9,853,588	561,778	3,539,526

	$2,735,086,699	$57,393,231	$741,535,779	$42,875,605	$510,927,330

Investments, at value:
Unaffiliated issuers(1)	$2,507,544,952	$76,820,738	$1,004,277,423	$44,733,512	$595,147,435
Affiliated issuers	515,303,639	152,096	12,299,718	22,700	6,630,732
Investments of cash collateral in affiliated issuers received from securities loaned, at value	71,089,090	—	—	—	—
Foreign currency, at value	9,478,194	182,735	9,848,856	566,126	3,556,619
Cash	1,301,232	—	—	—	—
Receivables:
Investment securities sold	49,912,949	2,129,251	9,446,940	—	—
Due from advisor	—	—	—	48,529	—
Dividends	2,187,978	202,045	1,970,060	77,371	1,611,377
Interest	8,908,717	44	89,333	106	17,066
Fund shares sold	—	—	—	—	—
Receivable for foreign tax reclaims	6,657	—	—	—	—
Cash collateral for futures contracts	21,137,175	—	—	—	—
Outstanding swap agreements, at value(2)	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	201,982	—	—	—	1,202,740
Other assets	508,123	1,237	18,274	—	170,056

Total assets	3,187,580,688	79,488,146	1,037,950,604	45,448,344	608,336,025

Liabilities:
Payables:
Cash collateral from securities loaned	71,089,090	—	—	—	—
Investment securities purchased	57,315,595	1,637,731	18,806,865	279,507	137,586
Due to advisor	—	—	—	—	8,275
Fund administration fees	44,730	20,513	15,000	15,000	15,000
Fund shares redeemed	97,832	—	—	—	—
Custody fees	2,703	25,892	108,035	18,796	65,275
Dividends payable for securities sold short	—	—	—	—	—
Trustees’ fees	9,163	4,892	5,923	5,028	4,008
Due to custodian	—	189,091	674,283	—	—
Variation margin	340,235	—	—	—	—
Due to broker	9,081,506	—	—	—	—
Accrued expenses	381,503	52,015	113,516	25,696	12,347
Options written, at value(3)	—	—	—	—	—
Securities sold short(4)	—	—	—	—	—
Outstanding swap agreements, at value	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	16,417,649	—	—	—	4,898,712

Total liabilities	154,780,006	1,930,134	19,723,622	344,027	5,141,203

Net assets	$3,032,800,682	$77,558,012	$1,018,226,982	$45,104,317	$603,194,822

Shares outstanding	85,505,421	5,457,823	30,650,477	4,195,852	28,844,815

Net asset value, offering and redemption price per share(5)	$35.4691	$14.2104	$33.2206	$10.7497	$20.9117

(1)	The market value for securities loaned for UBS Global Securities Relationship Fund as of June 30, 2007 is $149,545,364.
(2)	Upfront payments made by UBS Absolute Return Investment Grade Bond Relationship Fund were $356,346.
(3)	Premiums received for UBS Absolute Return Investment Grade Bond Relationship Fund were $17,612.
(4)	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund were $180,958,798.
(5)

Maximum offering price per share for UBS Emerging Markets Equity Relationship Fund is $33.4632 (net asset value, plus 0.75% of offering price). Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $32.9631 (net asset value, less 0.75% of net asset value).

146	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund	U.S. Large-Cap Value Equity Fund	U.S. Smaller Cap Equity Completion Fund	Absolute Return Investment Grade Bond Fund	Corporate Bond Fund	High Yield Fund

$507,906,601	$1,009,958,314	$408,413,565	$398,298,152	$86,494,191	$2,190,588	$91,544,119	$521,530,406	$115,817,632
19,282,712	—	5,541,029	3,293,812	4,634,332	12,087	232,542,813	5,552,042	4,371,817
—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—

$527,189,313	$1,009,958,314	$413,954,594	$401,591,964	$91,128,523	$2,202,675	$324,086,932	$527,082,448	$120,189,449

$566,986,253	$1,123,886,359	$466,967,618	$424,789,029	$121,525,284	$2,354,406	$83,418,666	$512,991,595	$110,628,440
19,282,712	—	5,541,029	3,293,812	4,634,332	12,087	232,527,456	5,552,042	4,371,817
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

845,666	10,053,869	3,818	—	2,365	—	4,297	624,641	49,125

3,026,312	268,913	659,869	8,941,376	56,725	—	—	—	1,010,423
93	—	—	1,057	18,684	48,826	19,874	—	12,174
1,007,699	1,026,796	416,596	195,970	150,247	1,915	—	—	—
84,050	717,872	28,287	21,987	20,379	50	1,004,958	8,557,323	2,170,967
—	—	—	—	—	—	84,550,000	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	944,191	169,812	—

—	—	—	—	—	—	—	—	—
10,828	19,756	19,607	18,797	2,439	—	2,068	8,935	2,540

591,243,613	1,135,973,565	473,636,824	437,262,028	126,410,455	2,417,284	402,471,510	527,904,348	118,245,486

—	—	—	—	—	—	—	—	—
6,122,265	—	—	9,302,078	—	—	34,299,502	—	3,494,723
—	—	1,176	—	—	—	—	636	—
25,005	15,000	15,000	15,000	27,322	15,000	15,247	18,064	15,822
—	—	—	—	750,000	—	5,199	—	—
14,975	20,966	15,110	13,231	5,601	353	528	14,430	3,974
—	232,532	—	—	—	—	—	—	—
5,532	4,078	5,519	6,143	6,618	5,028	5,131	8,810	5,040
—	—	—	—	—	—	—	—	—
24,000	—	900	—	3,600	—	217,541	—	—
—	—	—	—	—	—	—	—	—
68,977	751,715	59,502	25,931	52,652	25,751	42,688	79,900	70,446
—	—	—	—	—	—	20,281	—	—
—	197,802,204	—	—	—	—	—	—	—
—	—	—	—	—	—	205,320	179,126	—

—	—	—	—	—	—	—	—	—

6,260,754	198,826,495	97,207	9,362,383	845,793	46,132	34,811,437	300,966	3,590,005

$584,982,859	$937,147,070	$473,539,617	$427,899,645	$125,564,662	$2,371,152	$367,660,073	$527,603,382	$114,655,481

11,320,442	70,029,138	21,260,261	36,329,984	5,421,615	220,002	36,268,113	44,274,874	5,259,389

$51.6749	$13.3822	$22.2735	$11.7781	$23.1600	$10.7779	$10.1373	$11.9165	$21.8002

147

UBS Relationship Funds—Financial statements

Statements of assets and liabilities June 30, 2007 (unaudited)	UBS Relationship Funds
	Opportunistic Emerging Markets Debt Fund	Opportunistic High Yield Fund	Short Duration Fund	U.S. Bond Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$64,312,562	$151,457,082	$158,863,036	$84,464,494
Affiliated issuers	6,395,705	6,322,357	6,979,917	2,998,581
Foreign currency, at cost	62,465	—	—	—

	$70,770,732	$157,779,439	$165,842,953	$87,463,075

Investments, at value:
Unaffiliated issuers	$69,853,533	$146,929,307	$154,091,721	$82,862,054
Affiliated issuers	6,395,705	6,322,357	6,979,917	2,998,581
Foreign currency, at value	62,190	—	—	—
Cash	—	73,750	73,419	93,287
Receivables:
Investment securities sold	8,135,667	—	20,458	1,530,790
Due from advisor	—	2,868	74,965	27,384
Due from broker	—	—	—	228
Interest	224,457	2,898,365	1,108,475	747,035
Fund shares sold	—	—	—	—
Variation margin	—	—	23,656	312
Outstanding swap agreements, at value(1)	1,857,863	—	357,304	584,759
Unrealized appreciation on forward foreign currency contracts	233,183	—	—	—
Other assets	1,282	5,315	3,240	1,693

Total assets	86,763,880	156,231,962	162,733,155	88,846,123

Liabilities:
Payables:
Investment securities purchased	—	—	—	3,886,906
Due to advisor	25,584	—	—	—
Fund administration fees	29,323	16,072	15,000	15,000
Custody fees	10,393	6,926	6,836	3,840
Trustees' fees	4,854	5,791	5,127	4,770
Dividends payable to shareholders	—	—	—	—
Due to custodian	—	—	—	—
Variation margin	—	—	—	—
Accrued expenses	32,722	61,802	51,612	48,644
Options written, at value(2)	—	—	27,844	14,575
Outstanding swap agreements, at value	—	—	270,568	494,882
Unrealized depreciation on forward foreign currency contracts	310,472	—	—	—

Total liabilities	413,348	90,591	376,987	4,468,617

Net assets	$86,350,532	$156,141,371	$162,356,168	$84,377,506

Shares outstanding	7,231,236	11,625,459	15,335,109	5,413,420

Net asset value, offering and redemption price per share	$11.9413	$13.4310	$10.5872	$15.5867

(1)	Upfront payments made by UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund were $1,749,652 and 8,798,653, respectively.
(2)	Premiums received for UBS Short Duration Relationship Fund and UBS U.S. Bond Relationship Fund were $24,179 and $23,781, respectively.

148	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
U.S. Cash Management Prime Fund	U.S. Securitized Mortgage Fund

$—	$2,238,119,908
925,529,709	172,929,419
—	—

$925,529,709	$2,411,049,327

$—	$2,185,173,986
925,529,709	172,929,419
—	—
—	2,609,677

—	13,468,505
139,350	—
—	—
3,799,292	11,261,714
—	53,100,000
—	—
—	16,612,983

—	—
12,123	33,490

929,480,474	2,455,189,774

—	191,414,109
—	—
15,000	14,999
43,353	55,690
6,560	2,750
3,615,029	—
15,129	—
—	—
46,141	139,885
—	—
—	—

—	—

3,741,212	191,627,433

$925,739,262	$2,263,562,341

925,739,262	177,387,604

$1.0000	$12.7605

149

UBS Relationship Funds—Financial statements

Statements of operations for the six months ended June 30, 2007 (unaudited)	UBS Relationship Funds
	Global Securities Fund	Emerging Markets Equity Completion Fund	Emerging Markets Equity Fund	Global ex U.S. Smaller Cap Equity Completion Fund(1)	International Equity Fund

Investment income:
Dividends	$20,313,575	$911,885	$11,031,721	$758,392	$17,802,552
Interest and other	14,248,756	722	611,132	112	39,050
Affiliated interest	2,639,178	20,148	276,657	993	100,654
Securities lending-net	659,111	—	—	—	—
Foreign tax withheld	(1,450,883)	(101,478)	(976,189)	(102,660)	(2,916,851)

Total income	36,409,737	831,277	10,943,321	656,837	15,025,405

Expenses:
Administration	746,847	30,394	237,287	15,000	163,013
Custodian	450,982	68,085	881,841	20,640	306,563
Professional services	145,010	40,341	83,741	20,347	64,888
Trustees	13,736	5,852	8,033	8,453	6,049
Shareholder reports	4,116	2,777	3,075	2,280	2,925
Insurance	63,700	1,451	19,893	—	20,347
Dividend and interest expense for securities sold short	—	—	—	—	—
Other	12,210	7,292	9,914	3,175	8,730

Total expenses	1,436,601	156,192	1,243,784	69,895	572,515

Expenses reimbursed by Advisor	—	—	—	(48,529)	—

Net expenses	1,436,601	156,192	1,243,784	21,366	572,515

Net investment income	34,973,136	675,085	9,699,537	635,471	14,452,890

Net realized gain (loss) on:
Investments	152,817,639	3,769,350	102,289,020 (2)	170,573	118,202,711
Securities sold short	—	—	—	—	—
Futures contracts	(7,897,149)	—	—	—	—
Options written	—	—	—	—	—
Swap agreements	—	—	—	—	—
Foreign forward currency transactions	(19,464,508)	76,625	(551,193)	103,408	(8,209,799)

Net realized gain (loss)	125,455,982	3,845,975	101,737,827	273,981	109,992,912

Change in net unrealized appreciation (depreciation) on:
Investments	(4,242,725)	10,685,212	39,903,695	2,442,385	(50,877,445)
Securities sold short	—	—	—	—	—
Futures contracts	3,382,592	—	—	—	—
Options written	—	—	—	—	—
Foreign forward currency contracts	(12,858,538)	—	—	—	(468,230)
Swap agreements	—	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(136,873)	1,151	11,963	4,933	(4,203)

Change in net unrealized appreciation (depreciation)	(13,855,544)	10,686,363	39,915,658	2,447,318	(51,349,878)

Net realized and unrealized gain (loss)	111,600,438	14,532,338	141,653,485	2,721,299	58,643,034

Net increase (decrease) in net assets resulting from operations	$146,573,574	$15,207,423	$151,353,022	$3,356,770	$73,095,924

(1)	For the period March 15, 2007 (commencement of operations) to June 30, 2007.
(2)	Net of $13,166 of taxes related to investment transactions.

150	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

			UBS Relationship Funds
Small-Cap Equity Fund	U.S. Equity Alpha Fund	U.S. Large Cap Equity Fund	U.S. Large Cap Growth Equity Fund	U.S.Large-Cap Value Equity Fund	U.S. Smaller Cap Equity Completion Fund(1)	Absolute Return Investment Grade Bond Fund	Corporate Bond Fund	High Yield Fund

$3,531,608	$9,009,701	$3,889,908	$1,335,891	$1,290,587	$7,677	$1,500	$—	$—
20,467	17,962	8,188	—	3,595	—	3,056,065	13,684,212	4,886,818
721,687	88,960	233,877	73,096	117,624	226	781,093	159,460	106,250
—	—	—	—	—	—	—	—	—
—	—	—	(26,824)	—	—	—	—	—

4,273,762	9,116,623	4,131,973	1,382,163	1,411,806	7,903	3,838,658	13,843,672	4,993,068

130,057	215,215	103,235	51,775	21,583	15,000	16,353	71,407	27,255
71,368	97,976	59,933	27,020	16,939	394	14,366	61,759	17,379
50,933	68,268	42,159	38,915	30,252	20,402	34,433	50,002	34,248
7,140	6,149	6,943	7,439	7,636	8,398	6,248	10,265	6,049
3,025	2,777	2,976	2,728	3,075	2,280	2,777	2,925	3,224
11,468	16,627	9,026	3,823	2,570	—	2,398	9,555	2,717
—	1,482,305	—	—	—	—	—	—	—
4,162	4,434	3,995	3,556	3,425	3,174	3,176	3,748	3,524

278,153	1,893,751	228,267	135,256	85,480	49,648	79,751	209,661	94,396

—	—	—	—	(11,345)	(48,826)	(7,744)	—	(12,174)

278,153	1,893,751	228,267	135,256	74,135	822	72,007	209,661	82,222

3,995,609	7,222,872	3,903,706	1,246,907	1,337,671	7,081	3,766,651	13,634,011	4,910,846

42,796,742	33,152,284	9,423,302	8,521,422	4,017,353	233	(1,403,143)	1,088,225	605,881
—	(2,318,717)	—	—	—	—	—	—	—
634,634	—	(42,026)	—	155,710	—	(158,930)	—	—
—	—	—	—	—	—	(88,380)	—	—
—	—	—	—	—	—	93,147	—	—
—	—	—	—	—	—	—	—	—

43,431,376	30,833,567	9,381,276	8,521,422	4,173,063	233	(1,557,306)	1,088,225	605,881

6,513,505	35,030,648	19,915,499	9,755,969	3,241,508	163,818	(8,223,539)	(8,438,093)	(1,896,712)
—	(9,009,866)	—	—	—	—	—	—	—
106,680	—	(16,924)	—	(31,993)	—	63,315	—	—
—	—	—	—	—	—	9,050	—	—
—	—	—	—	—	—	120,262	—	—
—	—	—	—	—	—	—	(9,314)	—

—	—	—	—	—	—	—	—	—

6,620,185	26,020,782	19,898,575	9,755,969	3,209,515	163,818	(8,030,912)	(8,447,407)	(1,896,712)

50,051,561	56,854,349	29,279,851	18,277,391	7,382,578	164,051	(9,588,218)	(7,359,182)	(1,290,831)

$54,047,170	$64,077,221	$33,183,557	$19,524,298	$8,720,249	$171,132	$(5,821,567)	$6,274,829	$3,620,015

151

UBS Relationship Funds—Financial statements

Statements of operations for the six months ended June 30, 2007 (unaudited)	UBS Relationship Funds
	Opportunistic Emerging Markets Debt Fund	Opportunistic High Yield Fund	Short Duration Fund	U.S. Bond Fund

Investment income:
Dividends	$—	$—	$—	$—
Interest and other	2,414,971	7,996,140	4,260,658	2,178,112
Affiliated interest	198,236	269,216	126,228	66,052
Foreign tax withheld	(27)	—	—	—

Total income	2,613,180	8,265,356	4,386,886	2,244,164

Expenses:
Administration	33,666	59,697	15,000	15,000
Custodian	17,379	22,477	23,808	12,652
Professional services	33,385	35,703	33,937	22,861
Trustees	5,852	6,992	6,199	5,752
Shareholder reports	2,777	2,827	2,777	2,777
Insurance	1,504	4,363	3,438	1,776
Other	3,102	3,303	3,270	3,137

Total expenses	97,665	135,362	88,429	63,955

Expenses reimbursed by Advisor	—	(2,868)	(48,046)	(21,663)

Net expenses	97,665	132,494	40,383	42,292

Net investment income	2,515,515	8,132,862	4,346,503	2,201,872

Net realized gain (loss) on:
Investments	1,200,510	1,059,506	(141,141)	(88,343)
Futures contracts	—	—	(141,775)	8,825
Options written	—	—	—	(10,782)
Swap agreements	—	—	—	—
Foreign forward currency transactions	380,405	—	6,026	—

Net realized gain (loss)	1,580,915	1,059,506	(276,890)	(90,300)

Change in net unrealized appreciation (depreciation) on:
Investments and foreign currency contracts	2,694,181	(6,758,130)	(4,374,670)	(1,236,834)
Futures contracts	—	—	60,180	1,948
Options written	—	—	14,714	17,163
Foreign forward currency contracts	(77,289)	—	—	—
Swap agreements	108,211	—	124,934	170,129
Translation of other assets and liabilities denominated in foreign currency	20,580	—	—	—

Change in net unrealized appreciation (depreciation)	2,745,683	(6,758,130)	(4,174,842)	(1,047,594)

Net realized and unrealized gain (loss)	4,326,598	(5,698,624)	(4,451,732)	(1,137,894)

Net increase (decrease) in net assets resulting from operations	$6,842,113	$2,434,238	$(105,229)	$1,063,978

152	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Relationship Funds
U.S. Cash Management Prime Fund	U.S. Securitized Mortgage Fund

$—	$—
—	50,472,293
19,040,227	2,004,314
—	—

19,040,227	52,476,607

15,000	447,693
12,343	230,558
22,010	109,016
6,943	5,951
3,669	2,925
14,286	36,033
22,011	5,740

96,262	837,916

(60,637)	—

35,625	837,916

19,004,602	51,638,691

—	(265,608)
—	—
—	—
—	(162,925)
—	—

—	(428,533)

—	(37,851,392)
—	—
—	—
—	—
—	7,814,330

—	—

—	(30,037,062)

—	(30,465,595)

$19,004,602	$21,173,096

153

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Completion Relationship Fund
	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006	Six months ended June 30, 2007 (unaudited)	Period ended December 31, 2006(1)

Operations:
Net investment income	$34,973,136	$60,031,566	$675,085	$375,668
Net realized gain (loss)	125,455,982	121,062,681	3,845,975	207,385
Change in net unrealized appreciation (depreciation)	(13,855,544)	183,881,653	10,686,363	9,076,875

Net increase in net assets from operations	146,573,574	364,975,900	15,207,423	9,659,928

Capital share transactions:
Proceeds from shares sold	156,111,705	874,159,719	1,845,666	52,756,399
Redemption fees	—	—	—	—
Cost of shares redeemed	(193,440,089)	(181,857,222)	(1,512,045)	(399,359)

Net increase (decrease) in net assets resulting from capital share transactions	(37,328,384)	692,302,497	333,621	52,357,040

Increase (decrease) in net assets	109,245,190	1,057,278,397	15,541,044	62,016,968
Net assets, beginning of period	2,923,555,492	1,866,277,095	62,016,968	—

Net assets, end of period	$3,032,800,682	$2,923,555,492	$77,558,012	$62,016,968

Share transactions:
Shares sold	4,485,804	28,777,406	164,824	5,451,323
Shares redeemed	(5,554,307)	(5,732,924)	(118,568)	(39,756)

Net increase (decrease) in shares outstanding	(1,068,503)	23,044,482	46,256	5,411,567

(1)	For the period May 25, 2006 (commencement of operations) to December 31, 2006.
(2)	For the period March 15, 2007 (commencement of operations) to June 30, 2007.

154	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Emerging Markets Equity Relationship Fund		UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	UBS International Equity Relationship Fund		UBS Small-Cap Equity Relationship Fund
Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006	For the period ended June 30, 2007 (unaudited)(2)	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006

$9,699,537	$12,714,583	$635,471	$14,452,890	$17,081,164	$3,995,609	$6,974,000
101,737,827	121,201,434	273,981	109,992,912	46,799,723	43,431,376	59,290,929
39,915,658	88,761,818	2,447,318	(51,349,878)	104,477,385	6,620,185	3,500,164

151,353,022	222,677,835	3,356,770	73,095,924	168,358,272	54,047,170	69,765,093

49,627,791	253,500,000	49,700,020	2,500,000	367,800,000	4,000,000	168,822,134
1,120,375	1,267,329	—	—	—	—	—
(99,755,702)	(168,977,213)	(7,952,473)	(390,466,452)	(66,264,969)	(15,757,825)	(182,838,448)

(49,007,536)	85,790,116	41,747,547	(387,966,452)	301,535,031	(11,757,825)	(14,016,314)

102,345,486	308,467,951	45,104,317	(314,870,528)	469,893,303	42,289,345	55,748,779
915,881,496	607,413,545	—	918,065,350	448,172,047	542,693,514	486,944,735

$1,018,226,982	$915,881,496	$45,104,317	$603,194,822	$918,065,350	$584,982,859	$542,693,514

1,589,404	11,260,963	4,970,002	121,768	22,353,087	82,905	3,962,604
(3,294,163)	(6,783,205)	(774,150)	(18,961,621)	(3,578,138)	(319,760)	(4,264,360)

(1,704,759)	4,477,758	4,195,852	(18,839,853)	18,774,949	(236,855)	(301,756)

155

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS U.S. Equity Alpha Relationship Fund		UBS U.S. Large Cap Equity Relationship Fund
	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006

Operations:
Net investment income	$7,222,872	$7,415,973	$3,903,706	$11,084,497
Net realized gain (loss)	30,833,567	27,147,951	9,381,276	39,209,104
Change in net unrealized appreciation (depreciation)	26,020,782	63,691,753	19,898,575	4,538,212

Net increase (decrease) in net assets from operations	64,077,221	98,255,677	33,183,557	54,831,813

Capital share transactions:
Proceeds from shares sold	136,900,000	441,109,136	7,111,136	387,131,083
Cost of shares redeemed	(876,050)	(340,625)	(20,178,068)	(614,793,216)

Net increase (decrease) in net assets resulting from capital share transactions	136,023,950	440,768,511	(13,066,932)	(227,662,133)

Increase (decrease) in net assets	200,101,171	539,024,188	20,116,625	(172,830,320)
Net assets, beginning of period	737,045,899	198,021,711	453,422,992	626,253,312

Net assets, end of period	$937,147,070	$737,045,899	$473,539,617	$453,422,992

Share transactions:
Shares sold	10,943,328	40,389,185	330,015	21,006,362
Shares redeemed	(65,744)	(30,061)	(969,129)	(33,994,804)

Net increase (decrease) in shares outstanding	10,877,584	40,359,124	(639,114)	(12,988,442)

(1)	For the period March 15, 2007 (commencement of operations) to June 30, 2007.

156	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS U.S. Large Cap Growth Equity Relationship Fund		UBS U.S. Large-Cap Value Equity Relationship Fund		UBS U.S. Smaller Cap Equity Completion Relationship Fund	UBS Absolute Return Investment Grade Bond Relationship Fund
Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006	For the period ended June 30, 2007 (unaudited)(1)	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006

$1,246,907	$1,611,085	$1,337,671	$2,495,966	$7,081	$3,766,651	$2,915,255
8,521,422	(4,995,155)	4,173,063	8,936,318	233	(1,557,306)	30,672
9,755,969	14,433,649	3,209,515	9,554,777	163,818	(8,030,912)	322,379

19,524,298	11,049,579	8,720,249	20,987,061	171,132	(5,821,567)	3,268,306

212,430,487	108,000,000	2,015,322	—	2,200,020	350,540,000	60,000,000
—	—	(7,409,578)	(13,294,050)	—	(80,429,605)	—

212,430,487	108,000,000	(5,394,256)	(13,294,050)	2,200,020	270,110,395	60,000,000

231,954,785	119,049,579	3,325,993	7,693,011	2,371,152	264,288,828	63,268,306
195,944,860	76,895,281	122,238,669	114,545,658	—	103,371,245	40,102,939

$427,899,645	$195,944,860	$125,564,662	$122,238,669	$2,371,152	$367,660,073	$103,371,245

18,412,219	10,491,768	92,333	—	220,002	34,399,929	5,696,706
—	—	(333,382)	(676,488)	—	(7,828,523)	—

18,412,219	10,491,768	(241,049)	(676,488)	220,002	26,571,406	5,696,706

157

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS Corporate Bond Relationship Fund		UBS High Yield Relationship Fund
	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006
Operations:
Net investment income	$13,634,011	$23,763,579	$4,910,846	$10,071,938
Net realized gain (loss)	1,088,225	(2,953,380)	605,881	(2,461,591)
Change in net unrealized appreciation (depreciation)	(8,447,407)	3,369,180	(1,896,712)	4,403,290

Net increase in net assets from operations	6,274,829	24,179,379	3,620,015	12,013,637

Capital share transactions:
Proceeds from shares sold	116,600,000	162,952,000	10,000,000	16,075,000
Cost of shares redeemed	(43,132,499)	(40,545,000)	(26,283,242)	(4,394,703)
Cost of shares redeemed-in-kind	—	(64,400,000)	—	—

Net increase (decrease) in net assets resulting from capital share transactions	73,467,501	58,007,000	(16,283,242)	11,680,297

Increase (decrease) in net assets	79,742,330	82,186,379	(12,663,227)	23,693,934
Net assets, beginning of period	447,861,052	365,674,673	127,318,708	103,624,774

Net assets, end of period	$527,603,382	$447,861,052	$114,655,481	$127,318,708

Share transactions:
Shares sold	9,802,494	14,518,762	454,104	798,598
Shares redeemed	(3,608,111)	(9,358,392)	(1,213,750)	(213,197)

Net increase (decrease) in shares outstanding	6,194,383	5,160,370	(759,646)	585,401

(1)	For the period May 31, 2006 (commencement of operations) to December 31, 2006.

158	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Opportunistic Emerging Markets Debt Relationship Fund		UBS Opportunistic High Yield Relationship Fund
Six months ended June 30, 2007 (unaudited)	Period ended December 31, 2006(1)	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006

$2,515,515	$1,618,764	$8,132,862	$12,494,395
1,580,915	59,076	1,059,506	(1,961,489)
2,745,683	2,847,548	(6,758,130)	5,500,938

6,842,113	4,525,388	2,434,238	16,033,844

36,099,763	60,255,616	36,561,253	106,302,570
(21,367,079)	(5,269)	(84,949,965)	(44,750,273)
—	—	—	(20,322,714)

14,732,684	60,250,347	(48,388,712)	41,229,583

21,574,797	64,775,735	(45,954,474)	57,263,427
64,775,735	—	202,095,845	144,832,418

$86,350,532	$64,775,735	$156,141,371	$202,095,845

3,184,168	5,894,535	2,687,134	8,315,267
(1,846,946)	(521)	(6,235,301)	(5,224,932)

1,337,222	5,894,014	(3,548,167)	3,090,335

159

UBS Relationship Funds—Financial statements

Statements of changes in net assets	UBS Short Duration Relationship Fund		UBS U.S. Bond Relationship Fund
	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006

Operations:
Net investment income	$4,346,503	$7,627,772	$2,201,872	$3,949,369
Net realized loss	(276,890)	(392,633)	(90,300)	(588,653)
Change in net unrealized appreciation (depreciation)	(4,174,842)	288,083	(1,047,594)	258,683

Net increase (decrease) in net assets from operations	(105,229)	7,523,222	1,063,978	3,619,399

Distributions to shareholders:
Distributions from net investment income	—	—	—	—

Capital share transactions:
Proceeds from shares sold	—	46,720,462	—	7,000,000
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	—	(35,383,927)	(1,615,000)	(8,765,000)

Net increase (decrease) in net assets resulting from capital share transactions	—	11,336,535	(1,615,000)	(1,765,000)

Increase (decrease) in net assets	(105,229)	18,859,757	(551,022)	1,854,399
Net assets, beginning of period	162,461,397	143,601,640	84,928,528	83,074,129

Net assets, end of period	$162,356,168	$162,461,397	$84,377,506	$84,928,528

Share transactions:
Shares sold	—	4,489,953	—	456,499
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	(3,386,130)	(103,156)	(593,440)

Net increase (decrease) in shares outstanding	—	1,103,823	(103,156)	(136,941)

160	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS U.S. Cash Management Prime Relationship Fund		UBS U.S. Securitized Mortgage Relationship Fund
Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006	Six months ended June 30, 2007 (unaudited)	Year ended December 31, 2006

$19,004,602	$40,024,223	$51,638,691	$81,902,186
—	—	(428,533)	(12,060,766)
—	—	(30,037,062)	9,861,711

19,004,602	40,024,223	21,173,096	79,703,131

(19,004,602)	(40,024,223)	—	—

2,467,859,181	3,974,573,410	714,475,000	598,713,000
933,955	1,787,538	—	—
(2,150,636,587)	(4,331,776,962)	(150,394,987)	(281,891,888)

318,156,549	(355,416,014)	564,080,013	316,821,112

318,156,549	(355,416,014)	585,253,109	396,524,243
607,582,713	962,998,727	1,678,309,232	1,281,784,989

$925,739,262	$607,582,713	$2,263,562,341	$1,678,309,232

2,467,859,181	3,974,573,410	56,035,735	49,176,023
933,955	1,787,538	—	—
(2,150,636,587)	(4,331,776,962)	(11,800,750)	(23,180,116)

318,156,549	(355,416,014)	44,234,985	25,995,907

161

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
UBS Global Securities Relationship Fund			2006		2005	2004	2003	2002
Net asset value, beginning of period	$33.7695		$29.3766		$27.3346	$23.7133	$18.2484	$18.6799

Net investment income(1)	0.4060		0.7303		0.6670	0.5572	0.4388	0.3954
Net realized and unrealized gain (loss)	1.2936		3.6626		1.3750	3.0641	5.0261	(0.8269)

Total income (loss) from investment operations	1.6996		4.3929		2.0420	3.6213	5.4649	(0.4315)

Net asset value, end of period	$35.4691		$33.7695		$29.3766	$27.3346	$23.7133	$18.2484

Total investment return(2)	5.01%		14.96%		7.47%	15.27%	29.95%	(2.31)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$3,032,801		$2,923,555		$1,866,277	$1,259,899	$952,538	$660,951
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0970	%(3)	0.1172%		0.0875%	0.0875%	0.0880%	0.0800%
After expense reimbursement and earnings credits	0.0970	%(3)	0.1172%		0.0875%	0.0875%	0.0875%	0.0700%
Ratio of net investment income to average net assets	2.36	%(3)	2.34%		2.39%	2.26%	2.16%	2.15%
Portfolio turnover	49%		69%		92%	71%	67%	100%
UBS Emerging Markets Equity Completion Relationship Fund	Six months ended June 30, 2007 (unaudited)		Period ended December 31, 2006(4)
Net asset value, beginning of period	$11.4601		$10.0000

Net investment income(1)	0.1234		0.0794
Net realized and unrealized gain	2.6269		1.3807

Total income from investment operations	2.7503		1.4601

Net asset value, end of period	$14.2104		$11.4601

Total investment return(2)	24.03%		14.60%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$77,558		$62,017
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.4632	%(3)	0.5592	%(3)
After expense reimbursement and earnings credits	0.4632	%(3)	0.5188	%(3)
Ratio of net investment income to average net assets	2.00	%(3)	1.28	%(3)
Portfolio turnover	41%		14%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period May 25, 2006 (commencement of operations) to December 31, 2006.

162	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
UBS Emerging Markets Equity Relationship Fund			2006	2005		2004	2003	2002
Net asset value, beginning of period	$28.3071		$21.7887	$15.8600		$12.3568	$7.9516	$8.2645

Net investment income(1)	0.3112		0.4260	0.4202		0.2802	0.2196	0.1275
Net realized and unrealized gain (loss)	4.5664		6.0924	5.5068		3.1578	4.1119	(0.4404)

Total income (loss) from investment operations	4.8776		6.5184	5.9270		3.4380	4.3315	(0.3129)

Redemption fees	0.0359		—	—		0.0652	0.0737	—

Net increase from payments by affiliates	—		—	0.0017		—	—	—

Net asset value, end of period	$33.2206		$28.3071	$21.7887		$15.8600	$12.3568	$7.9516

Total investment return(2)	17.35%		29.91%	37.38	%(4)	28.35%	55.40%	(3.79)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$1,018,227		$915,881	$607,414		$653,601	$372,034	$208,990
Ratio of expenses to average net assets	0.2698	%(3)	0.3205%	0.3558%		0.3263%	0.4500%	0.4200%
Ratio of net investment income to average net assets	2.10	%(3)	1.73%	2.39%		2.11%	2.28%	1.51%
Portfolio turnover	33%		56%	79%		45%	62%	61%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	Period ended June 30, 2007(5) (unaudited)
Net asset value, beginning of period	$10.0000

Net investment income(1)	0.1495
Net realized and unrealized gain	0.6002

Total income from investment operations	0.7497

Net asset value, end of period	$10.7497

Total investment return(2)	7.50%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$45,104
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.5234	%(3)
After expense reimbursement and earnings credits	0.1600	%(3)
Ratio of net investment income to average net assets	4.76	%(3)
Portfolio turnover	19%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.

(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.

(4)

During the fiscal year ended December 31, 2005, the Fund’s total return included a reimbursement by the investment manager for amounts relating to a trading error. The impact on total return was less than 0.01%.

(5)	For the period March 15, 2007 (commencement of operations) to June 30, 2007.

See accompanying notes to financial statements.	163

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
UBS International Equity Relationship Fund			2006	2005	2004	2003	2002
Net asset value, beginning of period	$19.2528		$15.5025	$14.1144	$11.9125	$8.9083	$10.0597

Net investment income(1)	0.3281		0.3822	0.3261	0.2902	0.2351	0.1993
Net realized and unrealized gain (loss)	1.3308		3.3681	1.0620	1.9117	2.7691	(1.3507)

Total income (loss) from investment operations	1.6589		3.7503	1.3881	2.2019	3.0042	(1.1514)

Net asset value, end of period	$20.9117		$19.2528	$15.5025	$14.1144	$11.9125	$8.9083

Total investment return(2)	8.60%		24.19%	9.84%	18.48%	33.72%	(11.45)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$603,195		$918,065	$448,172	$96,527	$95,947	$80,544
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1312	%(3)	0.1393%	0.1428%	0.1925%	0.1754%	0.1300%
After expense reimbursement and earnings credits	0.1312	%(3)	0.1388%	0.0900%	0.0900%	0.0900%	0.0800%
Ratio of net investment income to average net assets	3.31	%(3)	2.22%	2.27%	2.34%	2.44%	2.14%
Portfolio turnover	18%		50%	97%	44%	46%	51%
	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
UBS Small-Cap Equity Relationship Fund			2006	2005	2004	2003	2002
Net asset value, beginning of period	$46.9568		$41.0610	$39.3024	$32.9924	$23.9103	$24.9640

Net investment income(1)	0.3502		0.5946	0.5270	0.4745	0.4642	1.9606
Net realized and unrealized gain (loss)	4.3679		5.3012	1.2316	5.8355	8.6179	(3.0143)

Total income (loss) from investment operations	4.7181		5.8958	1.7586	6.3100	9.0821	(1.0537)

Net asset value, end of period	$51.6749		$46.9568	$41.0610	$39.3024	$32.9924	$23.9103

Total investment return(2)	10.03%		14.36%	4.48%	19.13%	37.98%	(4.22)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$584,983		$542,694	$486,945	$349,900	$287,971	$136,446
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0985	%(3)	0.1037%	0.0547%	0.0705%	0.0682%	0.0500%
After expense reimbursement and earnings credits	0.0985	%(3)	0.0995%	0.0375%	0.0375%	0.0375%	0.0200%
Ratio of net investment income to average net assets	1.41	%(3)	1.37%	1.35%	1.36%	1.68%	1.63%
Portfolio turnover	54%		95%	63%	58%	62%	82%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.

164	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

UBS U.S. Equity Alpha Relationship Fund	Six months ended June 30, 2007 (unaudited)		Year ended December 31, 2006	Period ended December 31, 2005(4)
Net asset value, beginning of period	$12.4603		$10.5373	$10.0000

Net investment income(1)	0.1088		0.1839	0.0391
Net realized and unrealized gain	0.8131		1.7391	0.4982

Total income from investment operations	0.9219		1.9230	0.5373

Net asset value, end of period	$13.3822		$12.4603	$10.5373

Total investment return(2)	7.45%		18.26%	5.37%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$937,147		$737,046	$198,022
Ratio of expenses to average net assets:
Before interest and dividend expense for securities sold short	0.0968	%(3)	0.1365%	0.2230	%(3)
After interest and dividend expense for securities sold short	0.4457	%(3)	0.5639%	1.6836	%(3)
Ratio of net investment income to average net assets	1.70	%(3)	1.63%	1.36	%(3)
Portfolio turnover	24%		63%	36%
UBS U.S. Large Cap Equity Relationship Fund	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
			2006	2005		2004	2003	2002
Net asset value, beginning of period	$20.7048		$17.9505	$16.3164		$14.2420	$10.8884	$12.8484

Net investment income(1)	0.1842		0.3192	0.2885		0.2845	0.2126	0.2085
Net realized and unrealized gain (loss)	1.3845		2.4351	1.3456		1.7899	3.1410	(2.1685)

Total income (loss) from investment operations	1.5687		2.7543	1.6341		2.0744	3.3536	(1.9600)

Net asset value, end of period	$22.2735		$20.7048	$17.9505		$16.3164	$14.2420	$10.8884

Total investment return(2)	7.57%		15.35%	10.02%		14.57%	30.80%	(15.26)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$473,540		$453,423	$626,253		$111,397	$65,756	$49,905
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1009	%(3)	0.0997%	0.0752%		0.1236%	0.1231%	0.0900%
After expense reimbursement and earnings credits	0.1009	%(3)	0.0987%	0.0475%		0.0475%	0.0475%	0.0300%
Ratio of net investment income to average net assets	1.73	%(3)	1.71%	1.71%		1.94%	1.84%	1.76%
Portfolio turnover	16%		88%	85%		52%	46%	45%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.

(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.

(4)	For the period September 20, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	165

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

UBS U.S. Large Cap Growth Equity Relationship Fund	Six months ended June 30, 2007 (unaudited)		Year ended December 31, 2006	Period ended December 31, 2005(4)
Net asset value, beginning of period	$10.9358		$10.3549	$10.0000

Net investment income(1)	0.0491		0.1053	0.0120
Net realized and unrealized gain	0.7932		0.4756	0.3429

Total income from investment operations	0.8423		0.5809	0.3549

Net asset value, end of period	$11.7781		$10.9358	$10.3549

Total investment return(2)	7.70%		5.61%	3.55%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$427,900		$195,945	$76,895
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0933	%(3)	0.1207%	0.3462	%(3)
After expense reimbursement and earnings credits	0.0933	%(3)	0.1200%	0.1200	%(3)
Ratio of net investment income to average net assets	0.86	%(3)	1.02%	0.78	%(3)
Portfolio turnover	31%		81%	10%
UBS U.S. Large-Cap Value Equity Relationship Fund	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
			2006	2005		2004	2003	2002
Net asset value, beginning of period	$21.5868		$18.0696	$16.2998		$14.1723	$10.7950	$12.6885

Net investment income(1)	0.2405		0.4144	0.3644		0.3054	0.2736	0.3804
Net realized and unrealized gain (loss)	1.3327		3.1028	1.4054		1.8221	3.1037	(2.2739)

Total income (loss) from investment operations	1.5732		3.5172	1.7698		2.1275	3.3773	(1.8935)

Net asset value, end of period	$23.1600		$21.5868	$18.0696		$16.2998	$14.1723	$10.7950

Total investment return(2)	7.29%		19.47%	10.86%		15.01%	31.29%	(14.92)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$125,565		$122,239	$114,546		$110,090	$108,536	$91,019
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1384	%(3)	0.1214%	0.0961%		0.1222%	0.0847%	0.0600%
After expense reimbursement and earnings credits	0.1200	%(3)	0.1021%	0.0475%		0.0475%	0.0475%	0.0300%
Ratio of net investment income to average net assets	2.17	%(3)	2.13%	2.17%		2.07%	2.30%	2.19%
Portfolio turnover	7%		23%	35%		42%	26%	33%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.

(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.

(4)	For the period November 7, 2005 (commencement of operations) to December 31, 2005.

166	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

UBS U.S. Smaller Cap Equity Completion Relationship Fund	Period ended June 30, 2007(3) (unaudited)
Net asset value, beginning of period	$10.0000

Net investment income(1)	0.0325
Net realized and unrealized gain	0.7454

Total income from investment operations	0.7779

Net asset value, end of period	$10.7779

Total investment return(2)	7.78%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$2,371
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	7.2493	%(4)
After expense reimbursement and earnings credits	0.1200	%(4)
Ratio of net investment income to average net assets	1.03	%(4)
Portfolio turnover	2%
UBS Absolute Return Investment Grade Bond Relationship Fund	Six months ended June 30, 2007 (unaudited)		Year ended December 31, 2006	Period ended December 31, 2005(5)
Net asset value, beginning of period	$10.6604		$10.0257	$10.0000

Net investment income(1)	0.2701		0.5731	0.0301
Net realized and unrealized gain (loss)	(0.7932)		0.0616	(0.0044)

Total income (loss) from investment operations	(0.5231)		0.6347	0.0257

Net asset value, end of period	$10.1373		$10.6604	$10.0257

Total investment return(2)	(4.88)%		6.34%	0.26%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$367,660		$103,371	$40,103
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1108	%(4)	0.2095%	1.3698	%(4)
After expense reimbursement and earnings credits	0.1000	%(4)	0.1000%	0.1000	%(4)
Ratio of net investment income to average net assets	5.23	%(4)	5.51%	4.39	%(4)
Portfolio turnover	76%		34%	0.29%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.

(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	For the period March 15, 2007 (commencement of operations) to June 30, 2007.

(4)	Annualized.

(5)	For the period December 6, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	167

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Six months ended June 30, 2007 (unaudited)		Year ended December 31,			Period ended December 31, 2003(4)
UBS Corporate Bond Relationship Fund			2006	2005	2004
Net asset value, beginning of period	$11.7609		$11.1079	$10.9528	$10.3252	$10.0000

Net investment income(1)	0.3418		0.6463	0.5503	0.5067	0.1397
Net realized and unrealized gain (loss)	(0.1862)		0.0067	(0.3952)	0.1209	0.1855

Total income from investment operations	0.1556		0.6530	0.1551	0.6276	0.3252

Net asset value, end of period	$11.9165		$11.7609	$11.1079	$10.9528	$10.3252

Total investment return(2)	1.32%		5.88%	1.42%	6.08%	3.25%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$527,603		$447,861	$365,675	$289,782	$250,099
Ratio of expenses to average net assets	0.0889	%(3)	0.1000%	0.1000%	0.1000%	0.0798	%(3)
Ratio of net investment income to average net assets	5.78	%(3)	5.71%	4.99%	4.80%	4.64	%(3)
Portfolio turnover	16%		39%	39%	45%	4%
	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
UBS High Yield Relationship Fund			2006	2005	2004	2003		2002
Net asset value, beginning of period	$21.1527		$19.0710	$18.7745	$16.6064	$13.4775		$13.6963

Net investment income(1)	0.8974		1.7459	1.6062	1.5397	1.4440		1.3443
Net realized and unrealized gain (loss)	(0.2499)		0.3358	(1.3097)	0.6284	1.6849		(1.5631)

Total income (loss) from investment operations	0.6475		2.0817	0.2965	2.1681	3.1289		(0.2188)

Net asset value, end of period	$21.8002		$21.1527	$19.0710	$18.7745	$16.6064		$13.4775

Total investment return(2)	3.04%		10.92%	1.58%	13.06%	23.22%		(1.60)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$114,655		$127,319	$103,625	$141,458	$177,359		$141,314
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1607	%(3)	0.1361%	0.0924%	0.1117%	0.0729%		0.0400%
After expense reimbursement and earnings credits	0.1400	%(3)	0.1162%	0.0375%	0.0375%	0.0375%		0.0100%
Ratio of net investment income to average net assets	8.36	%(3)	8.68%	8.55%	8.88%	9.61%		10.01%
Portfolio turnover	44%		43%	122%	109%	94%		72%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.

(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.

(4)	For the period September 15, 2003 (commencement of operations) to December 31, 2003.

168	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

UBS Opportunistic Emerging Markets Debt Relationship Fund	Six months ended June 30, 2007 (unaudited)		Period ended December 31, 2006(4)
Net asset value, beginning of period	$10.9901		$10.0000

Net investment income(1)	0.3544		0.4086
Net realized and unrealized gain	0.5968		0.5815

Total income from investment operations	0.9512		0.9901

Net asset value, end of period	$11.9413		$10.9901

Total investment return(2)	8.65%		9.90%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$86,351		$64,776
Ratio of expenses to average net assets	0.2415	%(3)	0.4999	%(3)
Ratio of net investment income to average net assets	6.22	%(3)	6.72	%(3)
Portfolio turnover	54%		68%
	Six months ended June 30, 2007 (unaudited)		Year ended December 31,							Period ended December 31, 2002(7)
UBS Opportunistic High Yield Relationship Fund			2006		2005	2004(5)		2003(5)
Net asset value, beginning of period	$13.3189		$11.9862		$11.6940	$10.9244		$10.1256		$10.0000

Net investment income(1)	0.5787		1.0670		1.0052	0.9596		0.3429		0.2721
Net realized and unrealized gain (loss)	(0.4666)		0.2657		(0.7130)	(0.1900)		0.4559		(0.1465)

Total income from investment operations	0.1121		1.3327		0.2922	0.7696		0.7988		0.1256

Net asset value, end of period	$13.4310		$13.3189		$11.9862	$11.6940		$10.9244		$10.1256

Total investment return(2)	0.84%		11.12%		2.50%	7.04%		7.89%		1.26%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$156,141		$202,096		$144,832	$67,184		$—	(6)	$47,398
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1430	%(3)	0.1378%		0.1375%	0.1370	%(3)	0.1520	%(3)	1.2800	%(3)
After expense reimbursement and earnings credits	0.1400	%(3)	0.1376%		0.1375%	0.1370	%(3)	0.1375	%(3)	0.1400	%(3)
Ratio of net investment income to average net assets	8.59	%(3)	8.44%		8.52%	8.59	%(3)	9.42	%(3)	8.24	%(3)
Portfolio turnover	42%		79%		32%	22%		84%		20%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period May 31, 2006 (commencement of operations) to December 31, 2006.
(5)

Inception date of UBS Opportunistic High Yield Relationship Fund is September 4, 2002. The Fund was inactive from May 21, 2003 to April 4, 2004. The inception return of the Fund is calculated as of April 5, 2004, the date the Fund re-commenced investment operations.

(6)	Net assets are less than $1,000.
(7)	For the period September 4, 2002 (commencement of operations) to December 31, 2002.

See accompanying notes to financial statements.	169

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

UBS Short Duration Relationship Fund	Six months ended June 30, 2007 (unaudited)		Year ended December 31, 2006	Period ended December 31, 2005(4)
Net asset value, beginning of period	$10.5941		$10.0906	$10.0000

Net investment income(1)	0.2834		0.5155	0.1516
Net realized and unrealized loss	(0.2903)		(0.0120)	(0.0610)

Total income (loss) from investment operations	(0.0069)		0.5035	0.0906

Net asset value, end of period	$10.5872		$10.5941	$10.0906

Total investment return(2)	(0.03)%		4.99%	0.91%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$162,356		$162,461	$143,602
Ratio of expenses to average net assets
Before expense reimbursement and earnings credits	0.1095	%(3)	0.0999%	0.1295	%(3)
After expense reimbursement and earnings credits	0.0500	%(3)	0.0494%	0.0475	%(3)
Ratio of net investment income to average net assets	5.38	%(3)	5.00%	4.24	%(3)
Portfolio turnover	27%		80%	83%
UBS U.S. Bond Relationship Fund	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
			2006	2005		2004	2003	2002
Net asset value, beginning of period	$15.3952		$14.6942	$14.3144		$13.6737	$13.0522	$11.8512

Net investment income(1)	0.4024		0.7446	0.6503		0.6141	0.6022	0.6547
Net realized and unrealized gain (loss)	(0.2109)		(0.0436)	(0.2705)		0.0266	0.0193	0.5463

Total income from investment operations	0.1915		0.7010	0.3798		0.6407	0.6215	1.2010

Net asset value, end of period	$15.5867		$15.3952	$14.6942		$14.3144	$13.6737	$13.0522

Total investment return(2)	1.26%		4.77%	2.65%		4.69%	4.76%	10.13%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$84,378		$84,929	$83,074		$96,611	$86,070	$78,599
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.1512	%(3)	0.1401%	0.1132%		0.1535%	0.1119%	0.0900%
After expense reimbursement and earnings credits	0.1000	%(3)	0.0865%	0.0475%		0.0475%	0.0475%	0.0300%
Ratio of net investment income to average net assets	5.21	%(3)	4.99%	4.49%		4.40%	4.50%	5.24%
Portfolio turnover	120%		179%	205%		182%	144%	173%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.

(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

(3)	Annualized.

(4)	For the period August 23, 2005 (commencement of operations) to December 31, 2005.

170	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

UBS U.S. Cash Management Prime Relationship Fund	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.0000		$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Net investment income(1)	0.0265		0.0501	0.0324	0.0140	0.0126	0.0185
Distributions:
From net investment income	(0.0265)		(0.0501)	(0.0324)	(0.0140)	(0.0126)	(0.0185)

Net asset value, end of period	$1.0000		$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total investment return(2)	2.67%		5.13%	3.29%	1.41%	1.23%	1.87%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$925,739		$607,583	$962,999	$540,178	$247,719	$572,043
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.0270	%(3)	0.0256%	0.0124%	0.0334%	0.0200%	0.0200%
After expense reimbursement and earnings credits	0.0100	%(3)	0.0100%	0.0100%	0.0100%	0.0100%	0.0100%
Ratio of net investment income to average net assets	5.33	%(3)	4.96%	3.38%	1.52%	1.26%	1.86%
UBS U.S. Securitized Mortgage Relationship Fund	Six months ended June 30, 2007 (unaudited)		Year ended December 31,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.6044		$11.9618	$11.7333	$11.3193	$10.9469	$10.0625

Net investment income(1)	0.3553		0.6590	0.5421	0.4750	0.4435	0.5202
Net realized and unrealized gain (loss)	(0.1992)		(0.0164)	(0.3136)	(0.0610)	(0.0711)	0.3642

Total income from investment operations	0.1561		0.6426	0.2285	0.4140	0.3724	0.8844

Net asset value, end of period	$12.7605		$12.6044	$11.9618	$11.7333	$11.3193	$10.9469

Total investment return(2)	1.19%		5.38%	1.95%	3.66%	3.40%	8.79%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$2,263,562		$1,678,309	$1,281,785	$976,592	$701,361	$662,830
Ratio of expenses to average net assets	0.0913	%(3)	0.1295%	0.1244%	0.1277%	0.0600%	0.0300%
Ratio of net investment income to average net assets	5.63	%(3)	5.39%	4.57%	4.13%	3.99%	5.39%
Portfolio turnover	25%		54%	64%	69%	72%	67%

(1)	The net investment income per share data was determined by using average shares outstanding throughout the period.

(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares or distributions paid.

(3)	Annualized.

See accompanying notes to financial statements.	171

UBS Relationship Funds—Notes to financial statements

1.	Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund, which is diversified. The twenty series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Completion Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS U.S. Large-Cap Value Equity Relationship Fund, UBS U.S. Smaller Cap Equity Completion Relationship Fund, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund, UBS Short Duration Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund (each a “Fund,” and collectively, the “Funds”). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A.    Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign

172

UBS Relationship Funds—Notes to financial statements

markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

B.    Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Portfolio of Investments.

C.    Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized

173

UBS Relationship Funds—Notes to financial statements

gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.    Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

E.    Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.    Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

174

UBS Relationship Funds — Notes to financial statements

G.    Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of Operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

175

UBS Relationship Funds—Notes to financial statements

At June 30, 2007, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Short Duration Relationship Fund and UBS U.S. Bond Relationship Fund had outstanding interest rate swap agreements with the following terms:

UBS Absolute Return Investment Grade Bond Relationship Fund

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	35,000,000	12/19/07	—	(1)	5.0300%		$(25,821)
Goldman Sachs International	USD	75,000,000	12/17/08	4.5750%		—	(1)	105,740
Goldman Sachs International	USD	40,000,000	12/16/09	—	(1)	4.6900		(57,239)
JPMorgan Chase Bank	USD	68,000,000	06/12/11	—	(1)	5.6100		180,511
JPMorgan Chase Bank	USD	17,000,000	06/12/19	5.8475		—	(1)	(122,260)

								$80,931

(1)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of June 30, 2007.
BBA	British Banking Association

Currency type abbreviation:

USD	United States Dollar

UBS Short Duration Relationship Fund

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	85,000,000	12/19/07	—	(1)	5.0300%		$(62,709)
Goldman Sachs International	USD	180,000,000	12/17/08	4.5750%		—	(1)	253,775
Goldman Sachs International	USD	95,000,000	12/16/09	—	(1)	4.6900		(135,942)
JPMorgan Chase Bank	USD	39,000,000	06/12/11	—	(1)	5.6100		103,529
JPMorgan Chase Bank	USD	10,000,000	06/12/19	5.8475		—	(1)	(71,917)

								$86,736

(1)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of June 30, 2007.
BBA	British Banking Association

Currency type abbreviation:

USD	United States Dollar

UBS U.S. Bond Relationship Fund

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	1,400,000	06/16/27	5.3600	%(1)	6.0350%		$35,846
Goldman Sachs International	USD	45,000,000	12/19/07	—	(2)	5.0300		(33,199)
Goldman Sachs International	USD	95,000,000	12/17/08	4.5750		—	(2)	133,937
Goldman Sachs International	USD	50,000,000	12/16/09	—	(2)	4.6900		(71,548)
JPMorgan Chase Bank	USD	25,000,000	12/07/09	—	(2)	4.5810		(354,176)
JPMorgan Chase Bank	USD	20,000,000	06/12/11	—	(2)	5.6100		53,092
JPMorgan Chase Bank	USD	6,000,000	12/07/17	4.8910		—	(2)	361,884
JPMorgan Chase Bank	USD	5,000,000	06/12/19	5.8475		—	(2)	(35,959)

								$89,877

(1)	Rate based on 3 month LIBOR (USD BBA).
(2)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of June 30, 2007.
BBA	British Banking Association

Currency type abbreviation:

USD	United States Dollar

176

UBS Relationship Funds—Notes to financial statements

At June 30, 2007, UBS Absolute Return Investment Grade Bond Relationship Fund, UBS Corporate Bond Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund had outstanding credit default swap agreements with the following terms:

UBS Absolute Return Investment Grade Bond Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG (Upfront payments made by the Fund of $356,346)	USD	3,000,000	07/25/45	2.67	%(1)	—	(2)	$657,940

(1)	Payments made are based on the notional amount.
(2)

Payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX.HE.BBB-.06.0 Index.

Currency type abbreviation:

USD	United States Dollar

UBS Corporate Bond Relationship Fund

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	20,000,000	06/20/12	0.1500	%(1)	—	(2)	$66,766
Deutsche Bank AG	USD	20,000,000	06/20/12	—	(3)	0.1400	%(1)	(12,964)
Goldman Sachs International	USD	10,000,000	06/20/12	0.4800	(1)	—	(4)	(45,223)
Goldman Sachs International	USD	10,000,000	06/20/12	0.6200	(1)	—	(5)	(26,088)
Goldman Sachs International	USD	10,000,000	06/20/12	0.9700	(1)	—	(6)	30,085
Goldman Sachs International	USD	17,000,000	06/20/12	—	(7)	0.2000	(1)	(45,120)
Goldman Sachs International	USD	8,500,000	09/20/12	—	(8)	0.2200	(1)	(9,775)
Goldman Sachs International	USD	5,000,000	06/20/17	0.8600	(1)	—	(9)	(26,192)
Goldman Sachs International	USD	10,000,000	06/20/17	0.3900	(1)	—	(10)	72,961
Goldman Sachs International	USD	5,000,000	09/20/17	0.3700	(1)	—	(11)	(13,764)

								$(9,314)

(1)	Payments made or received are based on the notional amount.
(2)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Capital One Bank 5.125% bond, due 02/15/14.
(3)	Payments will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 6.000% bond, due 06/15/12.
(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the H.J. Heinz Company 6.000% bond, due 03/15/08.
(5)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corp. 5.875% bond, due 07/15/12.
(6)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Lennar Corp. 5.950% bond, due 03/01/13.
(7)	Payments will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the DaimlerChrysler NA Holding Corp. 6.500% bond, due 11/15/13.
(8)	Payments will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Aetna Inc. 6.625% bond, due 06/15/36.
(9)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Alcoa Inc. 6.500% bond, due 06/01/11.
(10)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the DaimlerChrysler NA Holding Corp. 6.500% bond, due 11/15/13.
(11)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wellpoint Inc. 6.800% bond, due 08/01/12.

Currency type abbreviation:

USD	United States Dollar

177

UBS Relationship Funds—Notes to financial statements

UBS U.S. Securitized Mortgage Relationship Fund

Counterparty	Notional amount	Termination date	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG (Upfront payments made by the Fund of $8,798,653)	USD 75,750,000	07/25/45	2.67	%(1)	—	(2)	$16,612,983

(1)	Payments made are based on the notional amount.
(2)

Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX.HE.BBB-.06.0 Index.

Currency type abbreviation:

USD	United States Dollar

At June 30, 2007, UBS Opportunistic Emerging Markets Debt Relationship Fund had an outstanding total return swap agreement with the following terms:

UBS Opportunistic Emerging Markets Debt Relationship Fund

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Value
Morgan Stanley & Co. (Upfront payments made by the Fund of $1,749,652)	KZT	219,992,500	02/08/08	$1,749,652	(1)	—	(2)	$1,857,863

(1)	Payment made on 02/26/07 to fully fund the swap agreement.
(2)	Payment from the counterparty is equal to the total return of the JSC Alliance Bank 9.000% bond, due 02/08/08.

Currency type abbreviation:

KZT	Kazakhstan Tenge

H.    Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the period ended June 30, 2007 for UBS Absolute Return Investment Grade Bond Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2006	739	$52,944
Options written	1,297	168,056
Options terminated in closing purchase transactions	(993)	(71,282)
Options expired prior to exercise	(748)	(132,106)

Options outstanding at June 30, 2007	295	$17,612

178

UBS Relationship Funds—Notes to financial statements

Written option activity for the period ended June 30, 2007 for UBS Short Duration Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2006	1,159	$83,034
Options written	1,071	110,464
Options terminated in closing purchase transactions	(1,159)	(83,034)
Options expired prior to exercise	(666)	(86,285)

Options outstanding at June 30, 2007	405	$24,179

Written option activity for the period ended June 30, 2007 for UBS U.S. Bond Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2006	734	$58,480
Options written	424	28,487
Options terminated in closing purchase transactions	(659)	(47,042)
Options expired prior to exercise	(287)	(16,144)

Options outstanding at June 30, 2007	212	$23,781

I.    Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

J.    Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Equity Alpha is charged a securities loan fee equal to 0.40% of short market value in connection with short sale transactions.

179

UBS Relationship Funds—Notes to financial statements

K.    Dividends and distributions: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

L.    Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M.    Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund and UBS U.S. Large-Cap Value Equity Relationship Fund.

These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2007, the following Funds recorded recaptured commissions which are reflected on the Statements of Operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Securities Relationship Fund	$75,155
UBS Small-Cap Equity Relationship Fund	84,717
UBS U.S. Equity Alpha Relationship Fund	37,910
UBS U.S. Large Cap Equity Relationship Fund	14,825
UBS U.S. Large-Cap Value Equity Relationship Fund	2,723

180

UBS Relationship Funds—Notes to financial statements

N.    Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $1,120,375 and $1,267,329 for the periods ended June 30, 2007 and December 31, 2006, respectively, and are included in proceeds from shares sold on the Statements of Changes in Net Assets.

O.    Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

2.    Investment advisory and administration fees and other transactions with affiliates: UBS Global Asset Management (Americas) Inc. (the “Advisor”), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Completion Relationship Fund	0.5000
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.1600
UBS International Equity Relationship Fund	0.1500
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Equity Alpha Relationship Fund	0.4000
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS U.S. Large-Cap Value Equity Relationship Fund	0.1200
UBS U.S. Smaller Cap Equity Completion Relationship Fund	0.1200
UBS Absolute Return Investment Grade Bond Relationship Fund	0.1000
UBS Corporate Bond Relationship Fund	0.1000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Opportunistic High Yield Relationship Fund	0.1400
UBS Short Duration Relationship Fund	0.0500
UBS U.S. Bond Relationship Fund	0.1000
UBS U.S. Cash Management Prime Relationship Fund	0.0100
UBS U.S. Securitized Mortgage Relationship Fund	0.1400

At June 30, 2007, the Advisor owed certain Funds for expense reimbursements as follows:

Fund
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	$48,529
UBS Small-Cap Equity Relationship Fund	93
UBS U.S. Large Cap Growth Equity Relationship Fund	1,057
UBS U.S. Large-Cap Value Equity Relationship Fund	18,684
UBS U.S. Smaller Cap Equity Completion Relationship Fund	48,826

181

UBS Relationship Funds—Notes to financial statements

Fund
UBS Absolute Return Investment Grade Bond Relationship Fund	$19,874
UBS High Yield Relationship Fund	12,174
UBS Opportunistic High Yield Relationship Fund	2,868
UBS Short Duration Relationship Fund	74,965
UBS U.S. Bond Relationship Fund	27,384
UBS U.S. Cash Management Prime Relationship Fund	139,350

During the period ended June 30, 2007, the Advisor paid certain Funds for expense reimbursements as follows:

Fund
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	$48,529
UBS U.S. Large-Cap Value Equity Relationship Fund	11,345
UBS U.S. Smaller Cap Equity Completion Relationship Fund	48,826
UBS Absolute Return Investment Grade Bond Relationship Fund	7,744
UBS High Yield Relationship Fund	12,174
UBS Opportunistic High Yield Relationship Fund	2,868
UBS Short Duration Relationship Fund	48,046
UBS U.S. Bond Relationship Fund	21,663
UBS U.S. Cash Management Relationship Fund	60,637

Effective May 1, 2007, each Fund pays an administration fee to J.P. Morgan Investor Services Co., that is computed daily and paid monthly at an annual rate of $90,000. Prior to May 1, 2007 each Fund paid an administration fee to J.P. Morgan Investor Services Co., that was computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund, to the extent the Fund’s expenses did not exceed the expense cap.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. These investments, including investments of cash collateral for securities loaned, represented 19.67% of UBS Global Securities Relationship Fund’s total net assets at June 30, 2007 and 63.25% of UBS Absolute Return Investment Grade Bond Relationship Fund’s total net assets at June 30, 2007. Amounts relating to those investments for the period ended June 30, 2007 are summarized as follows:

UBS Global Securities Relationship Fund

Affiliates	Value 12/31/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation	Value 06/30/07
UBS Emerging Markets Equity Relationship Fund	$129,156,543	$—	$14,000,000	$8,219,037	$11,997,667	$135,373,247
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	—	4,500,000	—	—	337,365	4,837,365
UBS Small-Cap Equity Relationship Fund	83,961,743	—	—	—	8,436,263	92,398,006
UBS Corporate Bond Relationship Fund	53,858,371	15,250,000	6,500,000	485,049	365,265	63,458,685
UBS High Yield Relationship Fund	26,337,372	—	—	—	806,207	27,143,579
UBS U.S. Securitized Mortgage Relationship Fund	104,292,392	79,475,000	—	—	1,368,146	185,135,538

UBS International Equity Relationship Fund

Affiliates	Value 12/31/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation	Value 06/30/07
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	$—	$9,000,000	$7,952,473	$210,973	$94,350	$1,352,850

182

UBS Relationship Funds—Notes to financial statements

UBS Absolute Return Investment Grade Bond Relationship Fund

Affiliates	Value 12/31/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized (depreciation)	Value 06/30/07
UBS U.S. Securitized Mortgage Relationship Fund	$—	$92,000,000	$—	$—	$(15,357)	$91,984,643

The Funds may invest in shares of the UBS Supplementary Trust — U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at June 30, 2007 and for the year then ended were as follows:

Fund	Value 12/31/06	Purchases	Sales proceeds	Interest income	Value 06/30/07	% of net assets
UBS Global Securities Relationship Fund	$146,987,238	$376,685,096	$445,626,025	$2,639,178	$78,046,309	2.57%
UBS Emerging Markets Equity Relationship Fund	10,746,576	155,678,963	154,125,821	276,657	12,299,718	1.21%
UBS International Equity Relationship Fund	7,368,914	49,489,421	51,580,453	100,654	5,277,882	0.88%
UBS Small-Cap Equity Relationship Fund	28,460,460	86,265,303	95,443,051	721,687	19,282,712	3.30%
UBS U.S. Large Cap Equity Relationship Fund	14,538,298	22,175,024	31,172,293	233,877	5,541,029	1.17%
UBS U.S. Large-Cap Value Equity Relationship Fund	2,968,928	9,349,278	7,683,874	117,624	4,634,332	3.69%
UBS Corporate Bond Relationship Fund	2,824,548	64,509,294	61,781,800	159,460	5,552,042	1.05%
UBS High Yield Relationship Fund	4,860,278	37,114,960	37,603,421	106,250	4,371,817	3.81%
UBS Opportunistic High Yield Relationship Fund	9,029,678	98,506,653	101,213,974	269,216	6,322,357	4.05%
UBS U.S. Bond Relationship Fund	900,629	23,232,088	21,134,136	66,052	2,998,581	3.55%
UBS U.S. Cash Management Prime Relationship Fund	607,594,929	1,558,321,835	1,240,387,055	19,040,227	925,529,709	99.98%
UBS U.S. Securitized Mortgage Relationship Fund	30,455,522	825,244,143	682,770,246	2,004,314	172,929,419	7.64%

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at June 30, 2007 and for the period then ended were as follows:

Fund	Value 12/31/06	Purchases	Sales proceeds	Interest Income	Value 06/30/07	% of net assets
UBS Emerging Markets Equity Completion Relationship Fund	$631,566	$7,053,308	$7,532,778	$20,148	$152,096	0.20%
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	—	431,258	408,558	993	22,700	0.05%
UBS U.S. Equity Alpha Relationship Fund	10,157,478	56,846,832	67,004,310	88,960	—	0.00%
UBS U.S. Large Cap Growth Equity Relationship Fund	952,254	25,158,899	22,817,341	73,096	3,293,812	0.77%
UBS U.S. Smaller Cap Equity Completion Relationship Fund	—	95,959	83,872	226	12,087	0.51%
UBS Absolute Return Investment Grade Bond Relationship Fund	2,640,230	209,087,967	71,185,384	781,093	140,542,813	38.23%
UBS Opportunistic Emerging Markets Debt Relationship Fund	11,008,208	54,322,355	58,934,858	198,236	6,395,705	7.41%
UBS Short Duration Relationship Fund	4,500,226	27,367,709	24,888,018	126,228	6,979,917	4.30%

183

UBS Relationship Funds—Notes to financial statements

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2007, were as follows:

Fund	UBS AG
UBS Global Securities Relationship Fund	$480
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	1,896
UBS Small-Cap Equity Relationship Fund	1,455
UBS U.S. Equity Alpha Relationship Fund	1,787
UBS U.S. Large Cap Equity Relationship Fund	192
UBS U.S. Large Cap Growth Equity Relationship Fund	11,340
UBS U.S. Large-Cap Value Equity Relationship Fund	12

3.	Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund loaned securities to certain qualified broker-dealers, with the Fund’s custodian acting as the Fund’s lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Portfolio of Investments. In addition, the UBS Global Securities Relationship Fund received US Government Agency securities as collateral amounting to $82,182,086, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2007, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Securities Relationship Fund	$149,545,364	$153,271,176	$71,089,090

4.	Purchases and sales of securities

For the period ended June 30, 2007, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$946,573,497	$886,249,815
UBS Emerging Markets Equity Completion Relationship Fund	31,819,321	30,722,764
UBS Emerging Markets Equity Relationship Fund	302,134,803	342,561,629
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	50,361,149	8,240,595
UBS International Equity Relationship Fund	149,692,877	529,151,807
UBS Small-Cap Equity Relationship Fund	299,789,687	291,756,995
UBS U.S. Equity Alpha Relationship Fund	446,569,156	295,031,139
UBS U.S. Large Cap Equity Relationship Fund	69,259,335	69,989,221
UBS U.S. Large Cap Growth Equity Relationship Fund	300,178,772	89,365,994
UBS U.S. Large-Cap Value Equity Relationship Fund	8,204,885	13,853,456
UBS U.S. Smaller Cap Equity Completion Relationship Fund	2,235,223	44,868

184

UBS Relationship Funds—Notes to financial statements

Fund	Purchases	Sales proceeds
UBS Absolute Return Investment Grade Bond Relationship Fund	$170,393,475	$86,291,134
UBS Corporate Bond Relationship Fund	142,346,911	58,974,794
UBS High Yield Relationship Fund	36,023,711	56,701,089
UBS Opportunistic Emerging Markets Debt Relationship Fund	47,251,803	30,825,136
UBS Opportunistic High Yield Relationship Fund	75,785,294	112,384,130
UBS Short Duration Relationship Fund	11,560,705	36,023,649
UBS U.S. Bond Relationship Fund	30,594,896	25,676,433
UBS U.S. Securitized Mortgage Relationship Fund	1,028,119,982	459,032,484

For the year ended June 30, 2007, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$536,243,527	$510,360,319
UBS Corporate Bond Relationship Fund	12,517,035	13,372,804
UBS High Yield Relationship Fund	13,796,582	1,003,320
UBS Short Duration Relationship Fund	31,043,705	5,616,114
UBS U.S. Bond Relationship Fund	69,657,620	73,618,469

5.	Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

6.	Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

7.	Transfers in-kind

Certain shareholders of a Fund may redeem shares and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. For the period ended June 30, 2007, there were no transactions in kind. For the period ended December 31, 2006, cash and portfolio securities (including accrued interest) were transferred on the dates, at the values listed, and losses for book purposes which resulted from the redemptions in-kind are listed below:

Fund	Date	Value	Realized (loss)
UBS Corporate Bond Relationship Fund	03/30/06	$64,400,000	$(2,928,694)
UBS Opportunistic High Yield Relationship Fund	03/30/06	20,322,714	(66,834)

185

UBS Relationship Funds—General information (unaudited)

Quarterly Form N-Q portfolio

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

186

UBS Relationship Funds—Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 5, 2007 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for the series of the Trusts (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 25, 2007 and June 4, 2007 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.  In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements planned with respect to the compliance program. The Board noted the growth of Fund assets across the Fund complex. The Advisor described for the Board the portfolio management and research enhancements that had been undertaken over the previous year as a result of the increase in assets across the complex. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

187

UBS Relationship Funds—Board approval of investment advisory agreements (unaudited)

Performance.  In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that each Fund, except UBS Absolute Return Investment Grade Bond Relationship Fund, had appeared in one of the top three performance quintiles for most applicable performance periods. At the Board’s request, the Advisor addressed the performance data for the UBS Absolute Return Investment Grade Bond Relationship Fund, which had appeared in the lowest performance quintile for the one-year period. In addressing the performance of the UBS Absolute Return Investment Grade Bond Relationship Fund, the Advisor explained that the Fund’s negative duration stance negatively impacted its short-term performance in comparison to its peer group. The Advisor discussed with the Board the Fund’s strategy of delivering consistent absolute returns regardless of market conditions over time and noted that at times the Fund’s performance would lag the performance of funds in its peer group, which includes funds that do not employ an absolute return strategy. After analyzing the performance for each Fund, the Board determined that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund and the expectations of the shareholder base.

Costs and Expenses.  The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had the lowest total expenses in its respective Lipper peer group.

Profitability.  In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions of the Funds that could be of benefit to other clients of the Advisor. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.  The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

188

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.	Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.	Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee (the “Nominating Committee”). The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the

Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the UBS Relationship Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a) (2)	Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a) (3)	Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 7, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 7, 2007